UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2017

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review  page 1

Portfolio of Investments  page 30

Financial Statements  page  53

Notes to Financial Statements  page 83

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA®	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA®
McDonnell Investment Management, LLC

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Capital markets reacted to the surprisingly swift passage of new tax legislation which was introduced, passed, reconciled, passed again, and signed into law all within a narrow two-month timeframe. As a consequence, rates rose across much of the yield curve and risk markets continued to reach new all-time highs with the S&P 500® tacking on another 6% during the fourth quarter, swelling returns to more than 21% for the full year.

Rate markets finished the year in retreat, but 10-year Treasury yields were confined to a remarkably narrow range, spending most of the year within a 40 basis point (bps) range (60 bps at its widest). The dominant trends of yield curve flattening and spread compression continued, regardless of market direction. For the full year, the Treasury curve, as measured by the spread between 2 and 10-year Treasuries, flattened by 72 bps while the municipal curve flattened by 68 bps.

The market narrative of steady growth and contained inflation provided a benign backdrop for fixed income investors throughout 2017. Investors continued to reach for yield by extending further on the yield curve and lower in credit quality in an effort to bolster portfolio income in a persistently low yield environment. While this narrative may remain in place as we enter 2018, the backdrop will continue to evolve as the economy marches toward its 9th year of growth following the Great Recession trough of June 2009.

Passage of the tax plan alters the landscape for corporations, investors, and state and local issuers in several potentially significant ways. Corporations received the bulk of the largesse with a dramatic reduction in rates from 35% to 21%. Tax law changes will now limit the deductibility of interest paid by corporations to 30% of income, based on EBITDA (earnings before interest, taxes, depreciation and amortization). This will impact more highly levered corporations and may result in a deceleration of issuance for those borrowers as treasurers recalibrate efforts to manage their cost of capital more efficiently. The legislation significantly affects municipal issuers as it prohibits the use of tax-exempt borrowing to refinance outstanding debt through a technique known as advance refunding. This will reduce issuer refinancing flexibility, increase the cost of capital, and likely result in a reduction of new issue supply available to investors by as much as 25% in certain markets.

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Performance Results

For the 12 months ended December 31, 2017, Class Y shares of the McDonnell Intermediate Municipal Bond Fund returned 5.13% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.45%.

Explanation of Fund Performance

Prompted by unexpected proposed tax legislation, municipal new issue supply surged during the fourth quarter, exceeding the previous year’s pace by nearly 40% and driving annual issuance to a near record. Shareholder flows into municipal funds were consistently positive throughout most of the year and are expected to remain firm. From an asset class perspective, municipal valuations increased versus Treasuries across the curve, and yields five years and longer declined. Quality spreads also tightened sharply and long, lower-quality components of the market generated the strongest relative returns.

The greatest negative impacts on Fund performance were an underweight to the 20+ year portion of the yield curve, slightly short duration posture, and underweight to the state general obligation debt of New Jersey and Illinois, which significantly outperformed the general market. Positive contributors to performance included an overweight to the revenue sector, specifically transportation and higher education, and an underweight to the general obligation sector. Furthermore, the Fund’s significant overweight to single-A rated credits enhanced performance and largely offset the underweight to the BBB sector.

Outlook

Global economic growth has experienced a coordinated uplift which looks set to continue going into 2018. Domestically, growth appears likely to have comfortably topped the prior year’s pace on the back of stronger investment and improved net exports, aided by a weaker dollar. But geopolitical challenges remain daunting as 2018 unfolds. The recent capital market environment has been characterized by five key elements: moderate economic growth, rising risk market valuations, tightening monetary policy, a flattening yield curve, and ultra-low volatility. We expect that these conditions can peacefully coexist over the near term, perhaps well into the year. But maintaining this delicate balance long-term, with a restive domestic and geopolitical environment as a backdrop, is less likely. We believe the odds favor a disruption to the status quo as we move forward. We remain largely positive about credit and spread market exposures; our emphasis is on sound underlying credit fundamentals as we approach the ninth year of the economic cycle.

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares5

December 31, 2012 (inception) through December 31, 2017

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Average Annual Total Returns — December 31, 20175

				Expense Ratios[6]
	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	5.13%	2.20%	2.20%	0.63%	0.45%

Class A (Inception 12/31/12)[1]
NAV	4.77	1.88	1.88	0.88	0.70
With 3.00% Maximum Sales Charge	1.58	1.25	1.25

Class C (Inception 12/31/12)[1]
NAV	3.98	1.15	1.15	1.63	1.45
With CDSC[2]	2.98	1.15	1.15

Comparative Performance
Bloomberg Barclays Municipal Bond Index[3]	5.45	3.02	3.02
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index[4]	4.76	2.65	2.65

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays Municipal Bond Index is a market value — weighted index of investment-grade municipal bonds with maturities of one year or more. Effective May 22, 2017, the Bloomberg Barclays Municipal Bond Index replaced the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index as the Fund’s primary benchmark because the Fund believes the Bloomberg Barclays Municipal Bond Index, an index which covers the U.S. dollar-denominated long-term tax exempt bond market, is a more appropriate comparison to the Fund’s investment strategies.

4	Bloomberg Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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NATIXIS OAKMARK FUND

Managers	Symbols
William C. Nygren, CFA®	Class A NEFOX
Kevin G. Grant, CFA®	Class C NECOX
M. Colin Hudson, CFA®	Class N NOANX
Michael J. Mangan, CFA®	Class Y NEOYX
Harris Associates L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Key US indexes reached record high levels repeatedly during the year. Over the course of 2017, the gross domestic product expanded to its highest level in three years, employment statistics remained strong, and consumer confidence rose to a nearly 17-year high. As was widely expected, economic improvements prompted the Federal Reserve to raise key interest rates for the third time in a year at its December meeting, and the board projects more increases through 2018. Meanwhile, inflation remained moderate, which may have emboldened consumers to spend, as holiday retail sales grew at the fastest rate in six years.

The Republican administration has now been in place for nearly one year, and investors remain optimistic that some of the pending initiatives, such as large-scale infrastructure spending, will promote additional business growth. The new corporate tax plan was welcomed by investors who anticipate that its benefits to businesses will flow through to shareholders. Likewise, a bill to ease regulations on banks is working its way through Congress. This bill would allow banks to use more capital for lending rather than for reserves, which investors believe will be good for the growth of financial firms.

Amid these positive developments, there are still some significant uncertainties, such as the pending vote to approve the federal budget and the tumultuous relationship between the US and North Korea. However, we have observed that investors have become less unnerved by macro and geopolitical events, seemingly separating real business and economic factors from outside noise. We believe this investor resiliency worked to propel market rallies in the US and globally.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Natixis Oakmark Fund returned 21.05% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 21.83%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the consumer

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staples sector gained the most value, while holdings in the energy sector posted the only negative return for calendar 2017.

The leading contributors to Fund performance for the year were Caterpillar and Fiat Chrysler. Caterpillar delivered positive earnings reports throughout 2017. In its first quarter, the company’s revenue and cash flow both exceeded our expectations. Caterpillar’s business mix, abnormally low period costs and cost absorption on building inventory levels worked to expand margins, especially in the construction industries and resource industries segments. Caterpillar’s second quarter earnings per share of $1.49 far outpaced market expectations of $1.26, and revenue increased about $1 billion from last year, surpassing forecasts by roughly 3%. We were especially impressed that construction industry segment margins continue to expand and reached an all-time record for the period, despite sales remaining below normalized levels. Similar to results over the past few quarters, Caterpillar’s third quarter earnings per share ($1.95) handily beat market projections ($1.27), and revenues exceeded investors’ expectations by nearly 7%. Caterpillar held an investor day in September and highlighted its new corporate strategy. The main focus is achieving economic value-added growth through improved operational efficiency, higher revenue from services, expanded product offerings, and improved resource allocation. While these objectives seemed familiar, we like that the company has now implemented a greater emphasis on accountability, organizational acceptance, and a sense of urgency to optimize business performance.

Fiat Chrysler’s share price soared higher during the reporting period on speculation that the company was going to be sold. Headlines abounded in the third quarter regarding Fiat as an acquisition target for a Chinese original equipment manufacturer and on rumors that Great Wall Motors was interested in buying Jeep. However, we are unaware of any formal acquisition offers thus far and believe Fiat remains committed to its 2018 plan. Additionally, we believe the company is showing continued strong operating performance and impressive profitability improvement. In our view, CEO Sergio Marchionne is focused on maximizing per share value for the benefit of shareholders. Furthermore, we believe Fiat has one of the best management teams in the business with a strong track record of allocating capital efficiently.

General Electric (GE) and Apache were the largest detractors from fund performance for the calendar year. GE issued second-quarter earnings that were in line with expectations. However, the vague and downbeat nature of management’s earnings call concerned investors and caused share price weakness. In the fourth quarter, GE’s share price reacted negatively to 1) third-quarter results that fell short of market expectations, 2) several analysts’ downgrades and 3) news of CFO Jeffrey Bornstein’s departure. We believe Bornstein’s departure indicates that newly appointed CEO John Flannery is quickly establishing a strong culture of accountability and that “business as usual” will no longer be tolerated. Newly appointed CFO Jamie Miller has held multiple positions at GE, most recently as head of GE Transportation. In mid-November, Flannery announced a “reset” during which he established a new lower base for the company’s earnings by cutting 2018 earnings guidance and its dividend by 50%. We expect Flannery to reduce costs aggressively, which should improve earnings. We like that GE’s business model includes

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NATIXIS OAKMARK FUND

manufacturing and selling original equipment, as well as offering long-duration service contracts for that equipment, which provides ongoing revenue streams from its client base. GE has been a very frustrating holding, as business fundamentals have lagged our expectations. However, we continue to remain shareholders because we believe the stock has declined more than warranted by the fundamentals. Apache’s share price reacted negatively to management’s 2017 production guidance that was below market expectations despite higher capital spending. During the second quarter, oil production was lower than estimated primarily due to weak production in the Permian Basin, which declined despite a meaningful increase in capital allocation. However, Apache conducted a presentation to update investors on its progress in the Alpine High region (part of its Permian Basin operations) and to update fiscal second-half guidance in October. Management adjusted their expectations for the Alpine High up to 5,000 potential future well locations from its previous 3,000. However, this positive news was tempered by management’s reduced 2017 production guidance. The company now forecasts lower production in both the third and fourth quarters partly due to “secondary effects” from Hurricane Harvey (delayed equipment from flooding at suppliers). Investors largely focused on the lowered production guidance, which pressured Apache’s share price. Later in the reporting period, we appreciated positive results from the Permian Basin as part of the company’s third-quarter earnings report, with a similar trajectory expected for the fourth quarter. Overall, we continue to believe the valuation for Apache remains attractive, offering a compelling reason to own.

Outlook

Although share prices of companies march higher in the short term, our perception of the intrinsic value of a business is measured over the long term. We endeavor to own stocks that are trading at the largest current discount to fair value in all market environments. In our estimation, these stocks provide the most attractive investment opportunities for our investment thesis, as patience and fortitude allow for these companies to fully recognize their upside potential.

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Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2007 through December 31, 2017

See notes to chart on page 9.

Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1	Citigroup, Inc.	3.46%
2	Alphabet, Inc., Class A	3.41
3	Bank of America Corp.	2.75
4	Apple, Inc.	2.56
5	Capital One Financial Corp.	2.55
6	Ally Financial, Inc.	2.54
7	American International Group, Inc.	2.47
8	Parker Hannifin Corp.	2.46
9	Caterpillar, Inc.	2.43
10	MasterCard, Inc., Class A	2.38

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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NATIXIS OAKMARK FUND

Average Annual Total Returns — December 31, 20173

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 11/18/98)
NAV	21.05%	16.07%	9.10%	—%	0.92%	0.92%

Class A (Inception 5/6/31)
NAV	20.75	15.77	8.80	—	1.18	1.18
With 5.75% Maximum Sales Charge	13.82	14.41	8.16	—

Class C (Inception 5/1/95)
NAV	19.85	14.91	7.99	—	1.93	1.93
With CDSC[1]	18.85	14.91	7.99	—

Class N (Inception 5/1/17)
NAV	—	—	—	15.46	0.81	0.81

Comparative Performance
S&P 500® Index[2]	21.83	15.79	8.50	13.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA®	Class A NOIAX
Michael L. Manelli, CFA®	Class C NOICX
Harris Associates L.P.	Class N NIONX
Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

A confluence of positive economic news, including low volatility, paved the way for growth in stock markets around the globe. During the fourth quarter, the Cboe® Volatility Index® (the VIX®) reached an all-time low closing. As was widely expected, economic improvements in the US prompted the Federal Reserve to raise key interest rates for the third time in 2017 at its December meeting. In addition, Congress passed a new tax bill that, among other things, lowers the corporate tax rate from 35% to 21%. In anticipation of some level of tax relief, the Federal Reserve increased its forecast for gross domestic product to reach 2.5% in 2018, up from the 2.1% forecasted in September. That being said, continued low inflation prevented the Federal Reserve from raising its outlook for any more than three rate hikes in 2018.

In Japan, unemployment continued to fall, while core consumer prices increased 0.9% in November from the year-ago period. The Bank of Japan indicated it would continue its monetary easing policy into 2018 and also opted to keep short-term interest rates at -0.1% in an effort to stoke inflation toward its central bank’s longstanding goal of 2%. The European Central Bank also left interest rates unchanged in December and suggested that trend would continue for the foreseeable future.

Meanwhile, West Texas Intermediate crude oil prices exceeded $60 per barrel in December for the first time since 2015 on a continued climb that persisted throughout the fourth quarter. Higher gasoline prices served as the fuel for a 0.4% increase in the US-based Consumer Price Index (CPI) in November, with increased rent and car prices also contributing to the higher CPI reading. In addition, copper prices exceeded $7,300 per ton on the London Metal Exchange in December to reach a level not seen since January 2014, as pollution concerns in China forced producers to trim output.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Natixis Oakmark International Fund returned 29.78% at net asset value. The Fund outperformed its benchmark, the MSCI World ex USA Index (Net), which returned 24.21%.

Explanation of Fund Performance

Geographically, our average weightings for the year were 79% in Europe, 7% in Japan and 3% in Australia. The remaining positions are in Indonesia, the United States, China,

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NATIXIS OAKMARK INTERNATIONAL FUND

Mexico, India, South Korea, Hong Kong, Taiwan and Israel. As value investors with an emphasis on individual stock selection, our country and sector weights are a byproduct of our bottom-up process.

On an absolute-return basis, shares in the information technology sector produced the best collective return. None of the invested sectors lost value during the year.

The top contributors to the yearly return were Glencore and CNH Industrial. Glencore’s fundamentals have strengthened over the past 12 months, benefiting from management’s significant efforts to aggressively reduce debt and capital expenditures as well as sell non-core assets. Glencore’s first half earnings results were largely in line with our expectations and showed a significant improvement with a 58% increase in earnings before interest, taxes, depreciation, and amortization (EBITDA) and a 334% increase in earnings before interest and taxes (EBIT) year-over-year. Notably, the industrial business showed dramatic improvement thanks to the combination of higher commodity prices and continued cost control measures. Later, in conjunction with Yancoal, Glencore announced the acquisition of the Hunter Valley Operations coal assets in Australia. This transaction will boost Glencore’s production of high-quality thermal coal and more importantly, there should be significant operational synergies. Glencore also announced an agreement to purchase a portion of Peruvian zinc producer Volcan Compañía Minera for $531 million. The asset has a mine life of more than 20 years and comes with significant development options. Furthermore, the acquisition offers promising cost-cutting opportunities. Glencore has controlled assets near the Volcan site with similar geologic profiles, but was able to produce for less than half of Volcan’s costs, so we find the deal to be strategically attractive. Additionally, we like that the company’s diversification across a number of attractive commodities positions makes Glencore more resilient to shocks in any one market.

CNH Industrial’s quarterly earnings reports have shown ongoing improvement over the past 12 months. The company delivered a positive first quarter earnings report with both revenue and earnings that exceeded market estimates. Performance in the industrial business improved, as earnings increased 34% year-over-year, driven by a 77% improvement in the agriculture equipment segment. In addition, Standard & Poor’s upgraded CNH Industrial’s long-term corporate credit rating, which indicates an improved outlook for the company. The stock price also reacted positively to the company’s third quarter earnings report released in October as results exceeded consensus estimates. Furthermore, management raised its full-year earnings and revenue guidance. This strong result was primarily driven by CNH’s core agricultural equipment segment, where revenue increased organically by over 9% and operating profit increased by over 34%, compared to the previous year. Later in the reporting period, CNH was awarded an order to supply 200 Urbanway Natural Power buses to the state-owned public transportation operator for Paris, France. CNH’s IVECO Bus division is a leading provider of natural gas buses in Europe, with roughly 6,000 currently operating across the region. This new order represents one portion of a Europe-wide collaborative program covering 2017 to 2021. We remain optimistic that CNH’s improving trends will continue.

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The largest detractors from return were H&M Class B and WPP. Early in the year, as we had anticipated, H&M’s higher-than-normal first-quarter inventory levels led to increased markdowns and lower margins. While the company has started to see an improvement in a number of markets, including China, its performance in the US and Central/Southern Europe remained weak. H&M’s share price declined again in the second quarter, as its fiscal first half results were mixed. Sales were still tracking behind plan (increasing only 5% in local currency), while the inventory position remained high (growing by 22% year-over-year). H&M also delivered weak fourth quarter results in December, which proved disappointing to investors. The company indicated that the weakness is in the H&M brick-and-mortar stores, as the other brands and H&M online are doing well. However, significant investments and changes have been made in H&M’s brand management, logistics, purchasing and technology. The company is also launching more concepts and has said it will further optimize the physical store footprint with fewer openings and more closures. Overall, we believe H&M will be successful in returning to profitable growth. We also like that the H&M brand will now be on Alibaba’s TMall in China as of spring 2018. While the short-term outlook is weak, we find that H&M is trading at a large discount to the company’s true worth.

WPP’s fiscal first half results fell short of market forecasts. The shortfall was driven by lower than projected like-for-like sales across segments. Profit before tax and earnings per share were also less than investors expected. Some of the factors that negatively influenced WPP’s performance were account losses during the Mediapalooza event, exposure to developed market multinationals that have reduced advertising spending, and digital revenues that are growing more slowly than those at internet giants in the US and China. Although management is expecting business to gradually improve in the second half of the year, the company lowered its full year net sales organic growth guidance to a range of zero to +1% from the prior 2% growth prediction. However, this adjustment did not surprise us, as our growth estimates were closer to management’s revised outlook. We met with management in December regarding the digital business and came away reassured that the segment is performing relatively well in a challenging operating environment. In addition, we find the digital business has a solid outlook for 2018. Furthermore, the company’s founder and CEO Sir Martin Sorrell’s net worth is driven by his share ownership in WPP. Subsequently, he has a vested interest in growing shareholder value. Along with Sorrell’s ongoing focus on expanding operating margins, he has effectively anticipated changes, such as the move to digital advertising and the increasing importance of business in emerging markets, adding to our confidence in this investment.

Outlook

Although market prices of companies march higher in the short term, our perception of the intrinsic value of a business is measured over the long term. We endeavor to own stocks that are trading at the largest current discount to fair value in all market environments. In our estimation, these stocks provide the most attractive investment opportunities for our investment thesis, as patience and fortitude allow for these companies to fully recognize their upside potential.

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NATIXIS OAKMARK INTERNATIONAL FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 15, 2010 (inception) through December 31, 2017

Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1	Lloyds Banking Group PLC	5.09%
2	Daimler AG, (Registered)	4.87
3	Glencore PLC	4.66
4	BNP Paribas S.A.	4.57
5	Bayerische Motoren Werke AG	4.23
6	Credit Suisse Group AG, (Registered)	3.92
7	Intesa Sanpaolo SpA	3.75
8	Hennes & Mauritz AB, B Shares	3.75
9	Toyota Motor Corp.	3.45
10	Allianz SE, (Registered)	3.35

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20174

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 5/1/17)			Class A/C	Class Y/N
NAV[1]	29.78%	9.85%	—%	12.79%	1.09%	1.09%

Class A (Inception 12/15/10)
NAV	29.56	9.82	8.58	—	1.34	1.34
With 5.75% Maximum Sales Charge	22.12	8.52	7.67	—

Class C (Inception 12/15/10)
NAV	28.55	8.99	7.77	—	2.09	2.09
With CDSC[2]	27.55	8.99	7.77	—

Class N (Inception 5/1/17)
NAV	—	—	—	12.96	0.97	0.97

Comparative Performance
MSCI World ex USA Index (Net)[3]	24.21	7.46	5.78	13.57

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Funds prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Funds expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense caps.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A NEFJX
Chad D. Fargason	Class C NEJCX
Chris D. Wallis, CFA®	Class N VSCNX
Scott J. Weber, CFA®	Class Y NEJYX
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

US equity markets rallied materially in reaction to Donald Trump winning the presidency as investors embraced Trump’s platform of corporate tax reform, broad regulatory relief, and infrastructure spending. During the year, the Federal Reserve continued raising interest rates. Although interest rates should increase at a measured pace, the risks are heightened compared to prior rate hike cycles in light of current equity valuations and the leverage that remains in both private and public sectors.

In order to support current valuations and to expect further market gains, the credit environment must remain benign while companies increase capital expenditures to boost productivity and drive sustained earnings growth. We continue to position the portfolio for a very modest growth environment with a balanced view of capital preservation and capital growth. While there is much debate as to whether corporate tax reform is “priced in” to the market, it is our opinion that corporate tax reform was necessary to justify current market valuations and provide some downside support should economic growth begin to slow or corporate credit costs start to rise.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Vaughan Nelson Small Cap Value Fund returned 6.60% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 7.84%.

Explanation of Fund Performance

Small-cap value stocks lagged the broad market for the year. The Fund underperformed the benchmark primarily due to stock selection within the consumer discretionary, energy, and healthcare sectors. The Fund was positioned less cyclically than the index during the year, as rich valuations made us more cautious on the market, especially with business and credit cycles that are quite mature. The information technology, financials, materials, and industrial sectors were the biggest contributors to absolute performance.

Within the consumer discretionary sector, positions in Vista Outdoor and Wide Open West detracted the most from results. Vista Outdoor suffered from a challenging retail

15  |

environment that forced several of its large customers to close their doors or file for bankruptcy. This led to excess inventory and discounting in the supply chain, which negatively impacted Vista’s results. Wide Open West, a large cable operator in the Midwest and Southeastern US, reported mixed results in its first two quarters as a public company. Following its IPO in May of 2017, subscriber losses were higher than expected.

The energy sector also detracted from performance as oil prices were weak during the first half of the year, tempering production growth, while service costs continued to rise. Laredo Petroleum, Oasis Petroleum, and Callon Petroleum detracted the most from results.

The healthcare sector detracted from performance, primarily due to stock selection and our lack of exposure to the biotech industry. Envision Healthcare, an ambulatory surgery center and physician services provider, struggled during the year as utilization was weaker than expected following the merger with Amsurg late in the prior year. Albany Molecular Research, a contract research and manufacturing organization serving the pharmaceutical industry, was negatively impacted by customer delays and acquisition integration issues. Positively, VWR was a strong contributor for the year as it was acquired by Avantor at a large premium.

The information technology sector contributed the most to absolute and relative return for the year, due primarily to stock selection. Silicon Laboratories and Integrated Device Technology benefited from the strong demand for semiconductors as the Internet of Things continues to drive increased connectivity across multiple platforms including mobile, automotive, and industrial. Virtusa, an IT consulting and outsourcing services provider, continues to profit from companies seeking ways to boost efficiency and control costs through innovative technology solutions.

The Fund’s financial holdings also performed well for the year, especially on a relative basis. First American Financial, a title insurance company, continued to benefit from a recovery in the housing market, higher fees as real estate prices rose, and higher interest rates on the cash balances it holds in escrow. FirstCash, a pawn shop operator, performed well during the year as its Latin American businesses had strong loan growth, its balance sheet improved, and the integration of the Cash America acquisition remained on track. Insurance broker Brown and Brown benefited from stronger organic growth, higher interest rates, and increased claims volume following this year’s hurricane season.

The materials sector benefited from resumption in global growth and from a weaker dollar. Graphic Packaging and Multi Packaging Solutions were strong performers as the paper and packaging industry recovered in 2017 and was able to push through price increases. Also, Graphic Packaging partnered with International Paper, combining their consumer businesses, which will likely create significant synergies. Multi Packaging Solutions was acquired by WestRock at the beginning of the year at a large premium.

The Fund’s industrials holdings performed well during the year, and since the Fund was materially overweight the sector, relative return was also strong. American Woodmark, manufacturer of kitchen cabinets, benefited from a robust new home construction and remodel environment. The company also announced the transformational acquisition of

|  16

VAUGHAN NELSON SMALL CAP VALUE FUND

RSI, a leading manufacturer of in-stock and value-oriented cabinets, which will be immediately accretive to earnings. Insperity, a human resources services provider, performed well during the year as worksite employee growth was strong, and the recently passed Tax Cuts and Jobs Act is seen as tailwind for growth going forward. Littelfuse, a manufacturer of fuses and circuit protection components, continues to benefit from the increased complexity of electrical platforms in industries such as automotive. The company’s circuit protection devices are the crucial safeguard to ensure failsafe performance in many electrical devices.

Consumer staples was one of the worst performing sectors for the year. Although Hostess Brands detracted from performance, the Fund’s relative return in the consumer staples sector was positive as we were underweight the group.

Outlook

Capital markets remain well supported by improving economic data, low interest rates, liquidity injections by foreign central banks, and corporate tax reform. However, we must acknowledge that margins and valuations for equities are at or near all-time highs and the business and credit cycles are quite mature. Should future earnings be dampened by slower economic growth or accelerating input costs, we would expect volatility to increase and equity markets to experience a correction.

The Federal Reserve is expected to continue raising rates in 2018 and began shrinking its balance sheet (“quantitative tightening”) in October 2017. Economic growth should continue at a modest pace and support the current market environment provided the Fed continues to raise rates in a manner that does not tighten liquidity conditions or dampen economic activity in key sectors such as autos or construction. However, we do not expect the transition from monetary stimulus to fiscal stimulus to be flawless, and would anticipate market volatility to increase from today’s exceptionally low levels.

As the nature of the market continues to change, there are still individual stocks that will perform well over the medium term. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

17  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2007 through December 31, 2017

See notes to chart on page 19.

Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1	First American Financial Corp.	2.15%
2	Chemical Financial Corp.	2.09
3	First Financial Bancorp	2.03
4	First Merchants Corp.	1.97
5	Union Bankshares Corp.	1.94
6	Jack in the Box, Inc.	1.93
7	FirstCash, Inc.	1.89
8	Berry Global Group, Inc.	1.85
9	Brandywine Realty Trust	1.73
10	Reliance Steel & Aluminum Co.	1.70

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

Average Annual Total Returns — December 31, 20173

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 8/31/06)
NAV	6.60%	14.32%	10.60%	—%	1.35%	1.35%

Class A (Inception 12/31/96)
NAV	6.28	14.02	10.31	—	1.60	1.60
With 5.75% Maximum Sales Charge	0.15	12.67	9.66	—

Class C (Inception 12/31/96)
NAV	5.50	13.16	9.48	—	2.35	2.35
With CDSC[1]	4.62	13.16	9.48	—

Class N (Inception 5/1/17)
NAV	—	—	—	7.17	1.26	1.26

Comparative Performance
Russell 2000® Value Index[2]	7.84	13.01	8.17	7.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

19  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA®	Class N VNVNX
Scott J. Weber, CFA®	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

US equity markets rallied materially in reaction to Donald Trump winning the presidency as investors embraced Trump’s platform of corporate tax reform, broad regulatory relief, and infrastructure spending. During the year, the Federal Reserve continued raising interest rates. Although interest rates should increase at a measured pace, the risks are heightened compared to prior rate hike cycles in light of current equity valuations and the leverage that remains in both private and public sectors.

In order to support current valuations and to expect further market gains, the credit environment must remain benign while companies increase capital expenditures to boost productivity and drive sustained earnings growth. We continue to position the portfolio for a very modest growth environment with a balanced view of capital preservation and capital growth. While there is much debate as to whether corporate tax reform is “priced in” to the market, it is our opinion that corporate tax reform was necessary to justify current market valuations and provide some downside support should economic growth begin to slow or corporate credit costs start to rise.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Vaughan Nelson Value Opportunity Fund returned 13.19% at net asset value. The Fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 13.34%.

Explanation of Fund Performance

The Fund performed well for the year but underperformed the benchmark. Energy was the only sector to detract from absolute performance; however, stock selection in the healthcare, industrials, consumer discretionary, and financials sectors contributed to the fund lagging the benchmark. Stock selection was strong in the materials and REITs sectors, which aided relative performance. Information technology, financials, materials, consumer discretionary, industrials and REITs were the biggest contributors to absolute performance.

The energy sector hampered performance, as oil prices were weak for most of the year, tempering production growth and the demand for energy services. QEP Resources and Forum Energy detracted the most from results.

|  20

VAUGHAN NELSON VALUE OPPORTUNITY FUND

The healthcare sector was challenging as proposed changes to the Affordable Care Act and concerns about drug pricing. While the Fund had its share of strong healthcare stocks, the performance of Endo International, a generics and branded pharmaceutical company, and Envision Healthcare, an ambulatory surgery center provider, offset the gains made in other holdings such as Centene and Catalent.

The industrials sector performed well during the year, but on a relative basis the Fund lagged the benchmark due to stock selection. Newell Brands and Laureate Education were the two largest detractors. Newell Brands, a consumer products company, had a difficult year as top line growth was softer than expected. The ongoing shift from brick-and-mortar to online sales has created a challenging retail environment, which led to inventory builds as some customers were forced to close their doors. Laureate Education performed poorly due to softer enrollment growth in Mexico and in the US online businesses. However, the Fund’s other higher education holding, Grand Canyon Education, more than offset Laureate’s poor performance.

Consumer discretionary was one of the best performing sectors for the year, but while the Fund was overweight the sector, its holdings weighed on relative performance. Signet Jewelers and Interpublic Group detracted the most from returns. Signet Jewelers suffered from sluggish retail and e-commerce traffic, leading the company to lower guidance several times during the year. Interpublic, an advertising agency, performed poorly due to weak industry fundamentals and the shares were sold.

The financials sector was also a major contributor to absolute returns. The Fund was overweight financials, but a few of its holdings lagged the benchmark in 2017. Chemical Financial, which appreciated over 50% in 2016, was flat for 2017 as the market digested the prior year’s advance. PacWest Bank, a California-based regional bank, was down modestly for the year due to concerns about its healthcare loan portfolio and related reserves. PacWest has reduced its exposure to the healthcare industry and should be a beneficiary of higher rates.

Information technology was the best performing sector in the Russell Midcap® Value Index for the year and the Fund was materially overweight technology stocks relative to the Index. This led to strong relative performance with RingCentral, Micron, and Global Payments contributing the most. RingCentral, a provider of communications solutions, benefited from the secular trends of cloud, mobile, and remote office locations that are increasingly pushing businesses toward SaaS communication providers like RingCentral. Semiconductor stocks performed well in 2017 as the strong demand for connectivity solutions across mobile, automotive, and industrial platforms continued, and semiconductor manufacturer Micron benefited from this trend.

The materials sector was also one of the top contributors to absolute and relative performance. The strong relative return was driven by the Fund’s significant overweight to the sector and by good stock selection. Constellium and Avery Dennison added the most to performance. Constellium, a specialty metals manufacturer, benefited from strong demand in the automotive channel, improving its balance sheet, and hiring new management. Avery Dennison, a manufacturer of labels and packaging materials,

21  |

performed well throughout the year as organic growth accelerated, margins expanded, and the company benefited from a weaker US dollar.

The Fund’s real estate holdings, New Residential and CyrusOne, also performed well for the year and outpaced the real estate sector. New Residential, a mortgage REIT, benefited from book value growth as its portfolio is positioned for higher interest rates. CyrusOne, a data center REIT, performed well as the insatiable demand for data storage solutions in the US and international growth lifted the shares. The Fund was underweight the real estate sector, which lagged the market, aiding relative performance.

Outlook

Capital markets remain well supported by improving economic data, low interest rates, liquidity injections by foreign central banks, and corporate tax reform. However, we must acknowledge that margins and valuations for equities are at or near all-time highs and the business and credit cycles are quite mature. Should future earnings be dampened by slower economic growth or accelerating input costs, we would expect volatility to increase and equity markets to experience a correction.

The Federal Reserve is expected to continue raising rates in 2018 and began shrinking its balance (“quantitative tightening”) in October 2017. Economic growth should continue at a modest pace and support the current market environment provided the Fed continues to raise rates in a manner that does not tighten liquidity conditions or dampen economic activity in key sectors such as autos or construction. However, we do not expect the transition from monetary stimulus to fiscal stimulus to be flawless, and would anticipate market volatility to increase from today’s exceptionally low levels.

As the nature of the market continues to change, there are still individual stocks that will perform well over the medium term. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

October 31, 2008 (inception) through December 31, 2017

Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1	New Residential Investment Corp.	2.61%
2	Mohawk Industries, Inc.	2.61
3	WPX Energy, Inc.	2.60
4	Bank of NT Butterfield & Son Ltd. (The)	2.39
5	Fidelity National Information Services, Inc.	2.33
6	Ares Capital Corp.	2.31
7	Continental Resources, Inc.	2.23
8	Atlantica Yield PLC	2.22
9	Extended Stay America, Inc.	2.15
10	Nexstar Media Group, Inc., Class A	2.11

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

23  |

Average Annual Total Returns — December 31, 20173

					Expense Ratios[4]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 10/31/08)			Class A/C/Y	Class N
NAV	13.19%	12.80%	13.29%	—%	1.23%	1.23%

Class A (Inception 10/31/08)
NAV	12.93	12.52	13.01	—	1.48	1.48
With 5.75% Maximum Sales Charge	6.45	11.19	12.28	—

Class C (Inception 10/31/08)
NAV	12.11	11.68	12.17	—	2.23	2.23
With CDSC[1]	11.11	11.68	12.17	—

Class N (Inception 5/1/13)
NAV	13.31	—	—	10.79	1.13	1.13

Comparative Performance
Russell Midcap® Value Index[2]	13.34	14.68	15.21	12.59

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  24

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2017 through December 31, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  26

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,011.80	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$1,008.90	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38
Class Y
Actual	$1,000.00	$1,014.00	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,118.50	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Class C
Actual	$1,000.00	$1,113.90	$10.18
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.70
Class N
Actual	$1,000.00	$1,120.70	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$1,119.70	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.16%, 1.91%, 0.70% and 0.91% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

27  |

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,110.10	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67
Class C
Actual	$1,000.00	$1,105.30	$10.93
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46
Class N
Actual	$1,000.00	$1,112.90	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Class Y
Actual	$1,000.00	$1,111.20	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.31%, 2.06%, 0.89% and 1.07% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,077.70	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92
Class C
Actual	$1,000.00	$1,073.20	$11.03
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.71
Class N
Actual	$1,000.00	$1,080.00	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Class Y
Actual	$1,000.00	$1,078.90	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.36%, 2.11%, 0.91% and 1.11% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  28

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,087.40	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21
Class C
Actual	$1,000.00	$1,083.40	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,015.28	$10.01
Class N
Actual	$1,000.00	$1,089.00	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Class Y
Actual	$1,000.00	$1,088.40	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio: 1.22%, 1.97%, 0.89% and 0.97% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

29  |

Portfolio of Investments – as of December 31, 2017

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.7% of Net Assets
Municipals — 93.7%
	Alabama — 1.4%
$500,000	UAB Medicine Finance Authority Revenue, UAB Medicine Obligated Group, Series B-2, 3.500%, 9/01/2035	$505,465

	California — 14.7%
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	442,863
1,000,000	California Municipal Finance Authority Revenue, University of La Verne, Series A, 3.750%, 6/01/2037	1,057,710
485,000	California School Finance Authority Revenue, Aspire Public Schools Obligated Group, Refunding, 5.000%, 8/01/2027	550,082
250,000	California Statewide Communities Development Authority Revenue, Beverly Community Hospital Association, 4.000%, 11/01/2032	260,473
700,000	Garden Grove Unified School District, 2010 Election, GO, Series C, 5.000%, 8/01/2035	804,720
640,000	Madera Unified School District, Capital Appreciation 2016 Election, GO, 4.500%, 8/01/2029	449,254
1,000,000	Norman Y. Mineta San Jose International Airport Revenue, Refunding, Series A, AMT, (BAM Insured), 4.000%, 3/01/2042	1,054,920
760,000	San Gorgonio Memorial Health Care District, GO, Refunding, 5.000%, 8/01/2024	890,150

		5,510,172

	Colorado — 8.9%
1,000,000	Adams & Weld Counties School District No. 27J Brighton, GO, (State Aid Withholding), 5.000%, 12/01/2028	1,205,490
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	299,546
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	445,184
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	459,088
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	300,947
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	628,180

		3,338,435

	Florida — 15.1%
265,000	Broward County FL Airport System Revenue, AMT, 5.000%, 10/01/2026	320,907
245,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2027	249,324
100,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2028	99,816
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	567,000
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	453,728
1,000,000	Orlando & Orange County Expressway Authority, Refunding, (AGM Insured), 5.000%, 7/01/2024	1,133,400

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2017

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Florida — continued
$1,000,000	Osceola County Sales Tax Revenue, Refunding, Series A, 5.000%, 10/01/2033	$1,174,220
600,000	Sarasota County Infrastructure Sales Surtax Revenue, Refunding, 5.000%, 10/01/2022	687,804
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	471,220
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	471,736

		5,629,155

	Georgia — 0.8%
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	293,285

	Illinois — 3.4%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	614,077
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	536,700
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	109,828

		1,260,605

	Iowa — 2.4%
335,000	Xenia Rural Water District Revenue, Capital Loan Notes, Refunding, 5.000%, 12/01/2022	376,440
450,000	Xenia Rural Water District Revenue, Capital Loan Notes, Refunding, 5.000%, 12/01/2023	513,580

		890,020

	Kansas — 2.1%
720,000	Sedgwick County Unified School District No. 265 Goddard, GO, Refunding, Series B, 4.000%, 10/01/2022	789,646

	Louisiana — 1.4%
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	233,214
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	291,088

		524,302

	Massachusetts — 1.2%
400,000	Massachusetts State Development Finance Agency Revenue, Emerson College, Series A, 5.000%, 1/01/2023	454,728

	Missouri — 2.2%
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	810,362

	Nebraska — 3.1%
1,000,000	Metropolitan Utilities District of Omaha Revenue, System Improvements, Refunding, 5.000%, 12/01/2022	1,144,690

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2017

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Nevada — 1.6%
$500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	$591,480

	New Jersey — 3.9%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtual Health, Inc., 5.000%, 7/01/2023	306,875
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	581,010
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	577,900

		1,465,785

	New Mexico — 1.6%
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	583,915

	New York — 5.6%
1,000,000	New York State Transportation Development Corp. Special Facility Revenue, LaGuardia Airport Terminal B Redevelopment Project, AMT, (AGM Insured), Series A, 4.000%, 7/01/2037	1,054,380
1,000,000	Suffolk County, NY, GO, Series C, 5.000%, 5/01/2019	1,041,770

		2,096,150

	Ohio — 3.8%
250,000	American Municipal Power, Inc. Revenue, Meldahl Hydroelectric Project, Green Bond, Series A, 5.000%, 2/15/2022	279,178
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	585,390
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	574,320

		1,438,888

	Pennsylvania — 0.8%
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	306,840

	Rhode Island — 1.6%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	586,635

	South Dakota — 1.6%
500,000	South Dakota Health & Educational Facilities Authority, Regional Health System Obligated Group, 5.000%, 9/01/2028	603,625

	Tennessee — 3.5%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	584,290
615,000	Metropolitan Nashville Airport Authority (The) Revenue, Series B, AMT, 5.000%, 7/01/2023	706,407

		1,290,697

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2017

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Texas — 2.3%
$350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	$389,795
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	465,720

		855,515

	Utah — 0.7%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	281,210

	Washington — 9.3%
1,140,000	Grant County Public Utility District No. 2, Refunding, Priest Rapids Hydroelectric Project, Series B, AMT, 5.000%, 1/01/2025	1,341,848
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	578,875
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	558,355
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	427,616
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	580,680

		3,487,374

	Wisconsin — 0.7%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	260,188

	Total Bonds and Notes (Identified Cost $33,762,997)	34,999,167

Shares
Exchange-Traded Funds — 1.4%
5,000	SPDR® Nuveen S&P High Yield Municipal Bond ETF	278,300
10,000	VanEck Vectors® Short High-Yield Municipal Index ETF	241,900

	Total Exchange-Traded Funds (Identified Cost $532,053)	520,200

Principal Amount
Short-Term Investments — 5.3%
$1,996,061	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $1,996,181 on 1/02/2018 collateralized by $2,025,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $2,036,115 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,996,061)	1,996,061

	Total Investments — 100.4% (Identified Cost $36,291,111)	37,515,428
	Other assets less liabilities — (0.4)%	(156,746)

	Net Assets — 100.0%	$37,358,682

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2017

McDonnell Intermediate Municipal Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
ETF	Exchange-Traded Fund
GO	General Obligation
SPDR	Standard & Poor’s Depositary Receipt

Holdings Summary at December 31, 2017

Medical	13.2%
Airport	12.3
Water	12.1
School District	11.4
General Obligation	10.9
General	8.8
Higher Education	8.5
Transportation	7.7
Utilities	4.4
Power	2.9
Education	1.5
Exchange-Traded Funds	1.4
Short-Term Investments	5.3

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 94.4% of Net Assets
	Air Freight & Logistics — 1.8%
22,265	FedEx Corp.	$5,556,008

	Airlines — 0.5%
31,916	American Airlines Group, Inc.	1,660,589

	Auto Components — 1.1%
34,400	Aptiv PLC	2,918,152
11,466	Delphi Technologies PLC(a)	601,621

		3,519,773

	Automobiles — 4.4%
364,300	Fiat Chrysler Automobiles NV	6,499,112
109,000	General Motors Co.	4,467,910
54,600	Harley-Davidson, Inc.	2,778,048

		13,745,070

	Banks — 8.8%
294,500	Bank of America Corp.	8,693,640
147,100	Citigroup, Inc.	10,945,711
13,300	JPMorgan Chase & Co.	1,422,302
113,645	Wells Fargo & Co.	6,894,842

		27,956,495

	Beverages — 2.3%
49,470	Diageo PLC, Sponsored ADR	7,224,104

	Capital Markets — 6.5%
100,400	Bank of New York Mellon Corp. (The)	5,407,544
17,540	Goldman Sachs Group, Inc. (The)	4,468,490
23,945	Moody’s Corp.	3,534,522
74,000	State Street Corp.	7,223,140

		20,633,696

	Consumer Finance — 5.1%
275,100	Ally Financial, Inc.	8,021,916
80,765	Capital One Financial Corp.	8,042,579

		16,064,495

	Electronic Equipment, Instruments & Components — 2.4%
79,000	TE Connectivity Ltd.	7,508,160

	Energy Equipment & Services — 1.0%
86,100	National Oilwell Varco, Inc.	3,101,322

	Food & Staples Retailing — 1.0%
43,400	CVS Health Corp.	3,146,500

	Food Products — 2.0%
72,990	Nestle S.A., Sponsored ADR	6,274,950

	Health Care Equipment & Supplies — 3.0%
84,700	Baxter International, Inc.	5,475,008
51,230	Medtronic PLC	4,136,822

		9,611,830

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 3.6%
69,400	HCA Healthcare, Inc.(a)	$6,096,096
24,095	UnitedHealth Group, Inc.	5,311,984

		11,408,080

	Hotels, Restaurants & Leisure — 1.6%
150,400	MGM Resorts International	5,021,856

	Household Durables — 0.6%
12,140	Whirlpool Corp.	2,047,290

	Industrial Conglomerates — 1.8%
320,800	General Electric Co.	5,597,960

	Insurance — 6.1%
67,000	Aflac, Inc.	5,881,260
131,045	American International Group, Inc.	7,807,661
41,375	Aon PLC	5,544,250

		19,233,171

	Internet & Direct Marketing Retail — 4.0%
195,500	Liberty Interactive Corp./QVC Group, Class A(a)	4,774,110
24,800	Netflix, Inc.(a)	4,760,608
1,760	Priceline Group, Inc. (The)(a)	3,058,422

		12,593,140

	Internet Software & Services — 3.4%
10,240	Alphabet, Inc., Class A(a)	10,786,816

	IT Services — 6.5%
53,400	Automatic Data Processing, Inc.	6,257,946
49,775	MasterCard, Inc., Class A	7,533,944
59,600	Visa, Inc., Class A	6,795,592

		20,587,482

	Machinery — 6.3%
48,810	Caterpillar, Inc.	7,691,480
25,100	Cummins, Inc.	4,433,664
39,020	Parker Hannifin Corp.	7,787,611

		19,912,755

	Media — 5.5%
19,300	Charter Communications, Inc., Class A(a)	6,484,028
167,600	Comcast Corp., Class A	6,712,380
262,800	News Corp., Class A	4,259,988

		17,456,396

	Oil, Gas & Consumable Fuels — 3.6%
81,000	Anadarko Petroleum Corp.	4,344,840
137,000	Apache Corp.	5,784,140
315,100	Chesapeake Energy Corp.(a)	1,247,796

		11,376,776

	Personal Products — 1.9%
109,575	Unilever PLC, Sponsored ADR	6,063,881

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 4.5%
162,700	Intel Corp.	$7,510,232
65,600	Texas Instruments, Inc.	6,851,264

		14,361,496

	Software — 2.1%
139,200	Oracle Corp.	6,581,376

	Specialty Retail — 0.4%
26,130	AutoNation, Inc.(a)	1,341,253

	Technology Hardware, Storage & Peripherals — 2.6%
47,750	Apple, Inc.	8,080,733

	Total Common Stocks (Identified Cost $218,617,091)	298,453,453

Principal Amount
Short-Term Investments — 5.6%
$17,572,534	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $17,573,588 on 1/02/2018 collateralized by $17,830,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $17,927,869 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,572,534)	17,572,534

	Total Investments — 100.0% (Identified Cost $236,189,625)	316,025,987
	Other assets less liabilities — (0.0)%	(6,337)

	Net Assets — 100.0%	$316,019,650

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2017

Banks	8.8%
Capital Markets	6.5
IT Services	6.5
Machinery	6.3
Insurance	6.1
Media	5.5
Consumer Finance	5.1
Semiconductors & Semiconductor Equipment	4.5
Automobiles	4.4
Internet & Direct Marketing Retail	4.0
Health Care Providers & Services	3.6
Oil, Gas & Consumable Fuels	3.6
Internet Software & Services	3.4
Health Care Equipment & Supplies	3.0
Technology Hardware, Storage & Peripherals	2.6
Electronic Equipment, Instruments & Components	2.4
Beverages	2.3
Software	2.1
Food Products	2.0
Other Investments, less than 2% each	11.7
Short-Term Investments	5.6

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 94.9% of Net Assets
	Australia — 2.9%
5,075,168	AMP Ltd.	$20,485,936
929,254	Orica Ltd.	13,064,376

		33,550,312

	China — 1.1%
52,870	Baidu, Inc., Sponsored ADR(a)	12,382,683

	France — 14.0%
700,000	BNP Paribas S.A.(b)	52,071,999
553,600	Bureau Veritas S.A.	15,120,315
156,065	Danone	13,076,812
2,380	Kering	1,120,330
80,690	Pernod-Ricard S.A.	12,761,513
351,967	Publicis Groupe S.A.	23,858,854
164,900	Safran S.A.	17,008,699
25,100	Sanofi	2,160,908
300,800	Valeo S.A.	22,406,824

		159,586,254

	Germany — 14.8%
167,000	Allianz SE, (Registered)	38,217,564
465,100	Bayerische Motoren Werke AG	48,222,548
101,850	Continental AG	27,385,410
656,500	Daimler AG, (Registered)	55,513,924

		169,339,446

	India — 1.1%
747,600	Infosys Ltd., Sponsored ADR	12,126,072

	Indonesia — 1.8%
34,324,000	Bank Mandiri Persero Tbk PT	20,211,894

	Italy — 3.7%
12,898,800	Intesa Sanpaolo SpA	42,796,357

	Japan — 4.7%
32,100	Komatsu Ltd.	1,160,085
329,300	Olympus Corp.	12,597,363
617,000	Toyota Motor Corp.	39,321,380

		53,078,828

	Korea — 0.1%
640	Samsung Electronics Co. Ltd.	1,520,583

	Mexico — 1.3%
796,100	Grupo Televisa SAB, Sponsored ADR	14,863,187

	Netherlands — 3.7%
50,731	Akzo Nobel NV	4,451,397
60,530	ASML Holding NV	10,523,638
336,782	EXOR NV	20,645,451
183,839	Koninklijke Philips NV	6,941,509

		42,561,995

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Sweden — 5.6%
2,065,300	Hennes & Mauritz AB, B Shares	$42,718,336
705,300	SKF AB, B Shares	15,668,774
272,500	Volvo AB, B Shares	5,074,461

		63,461,571

	Switzerland — 14.8%
192,100	Cie Financiere Richemont S.A., (Registered)	17,398,079
2,505,436	Credit Suisse Group AG, (Registered)(b)	44,686,228
10,138,900	Glencore PLC(b)	53,066,620
56,750	Kuehne & Nagel International AG	10,040,165
522,395	LafargeHolcim Ltd., (Registered)	29,422,236
35,800	Nestle S.A., (Registered)	3,077,950
26,805	Swatch Group AG (The)	10,914,403

		168,605,681

	Taiwan — 0.3%
392,000	Taiwan Semiconductor Manufacturing Co. Ltd.	3,001,572

	United Kingdom — 23.1%
417,800	Ashtead Group PLC	11,206,011
2,764,800	CNH Industrial NV	36,988,952
431,900	Diageo PLC	15,831,025
676,531	Experian PLC	14,912,570
47,000	Ferguson PLC	3,372,904
2,568,000	G4S PLC	9,242,457
273,400	Liberty Global PLC, Class A(a)	9,798,656
615,600	Liberty Global PLC, Series C(a)	20,831,904
63,233,100	Lloyds Banking Group PLC	57,983,610
1,260,004	Meggitt PLC	8,181,654
6,041,100	Royal Bank of Scotland Group PLC(a)	22,652,848
446,989	Schroders PLC	21,158,781
100	Schroders PLC, (Non Voting)	3,376
340,800	Smiths Group PLC	6,839,682
1,344,400	WPP PLC	24,287,587

		263,292,017

	United States — 1.9%
145,492	Willis Towers Watson PLC	21,924,189

	Total Common Stocks (Identified Cost $924,694,347)	1,082,302,641

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 5.2%
$58,993,933	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $58,997,472 on 1/02/2018 collateralized by $59,850,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $60,178,517 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $58,993,933)	$58,993,933

	Total Investments — 100.1% (Identified Cost $983,688,280)	1,141,296,574
	Other assets less liabilities — (0.1)%	(1,311,101)

	Net Assets — 100.0%	$1,139,985,473

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	3/21/2018	CHF	S	15,751,000	$16,592,068	$16,253,269	$338,799

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2017

Natixis Oakmark International Fund – (continued)

Industry Summary at December 31, 2017

Banks	17.2%
Automobiles	12.6
Media	8.2
Capital Markets	5.8
Insurance	5.2
Machinery	5.1
Metals & Mining	4.6
Auto Components	4.4
Specialty Retail	3.8
Diversified Financial Services	3.6
Professional Services	2.6
Textiles, Apparel & Luxury Goods	2.6
Construction Materials	2.6
Beverages	2.5
Aerospace & Defense	2.2
Other Investments, less than 2% each	11.9
Short-Term Investments	5.2

Total Investments	100.1
Other assets less liabilities (including forward foreign currency contracts)	(0.1)

Net Assets	100.0%

Currency Exposure Summary at December 31, 2017

Euro	39.4%
British Pound	21.8
United States Dollar	13.3
Swiss Franc	10.2
Swedish Krona	5.6
Japanese Yen	4.7
Australian Dollar	2.9
Other, less than 2% each	2.2

Total Investments	100.1
Other assets less liabilities (including forward foreign currency contracts)	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 96.4% of Net Assets
	Aerospace & Defense — 2.4%
55,725	AAR Corp.	$2,189,435
20,175	Curtiss-Wright Corp.	2,458,324
26,225	Moog, Inc., Class A(a)	2,277,641

		6,925,400

	Auto Components — 0.5%
10,700	Cooper-Standard Holdings, Inc.(a)	1,310,750

	Banks — 16.8%
111,875	Chemical Financial Corp.	5,981,956
33,425	Community Trust Bancorp, Inc.	1,574,318
223,800	F.N.B. Corp.	3,092,916
221,150	First Financial Bancorp	5,827,302
134,275	First Merchants Corp.	5,647,606
210,050	Investors Bancorp, Inc.	2,915,494
63,700	Lakeland Financial Corp.	3,088,813
100,950	Pacific Premier Bancorp, Inc.(a)	4,038,000
73,172	Pinnacle Financial Partners, Inc.	4,851,304
23,375	Prosperity Bancshares, Inc.	1,637,886
153,500	Union Bankshares Corp.	5,552,095
138,225	United Community Banks, Inc.	3,889,652

		48,097,342

	Building Products — 2.9%
21,725	American Woodmark Corp.(a)	2,829,681
48,300	Masonite International Corp.(a)	3,581,445
33,875	Simpson Manufacturing Co., Inc.	1,944,764

		8,355,890

	Capital Markets — 0.9%
43,700	LPL Financial Holdings, Inc.	2,497,018

	Chemicals — 1.4%
40,675	Minerals Technologies, Inc.	2,800,474
61,375	Tronox Ltd., Class A	1,258,801

		4,059,275

	Commercial Services & Supplies — 5.9%
105,700	ABM Industries, Inc.	3,987,004
56,225	Brink’s Co. (The)	4,424,907
24,525	Casella Waste Systems, Inc., Class A(a)	564,566
76,100	KAR Auction Services, Inc.	3,843,811
55,075	Multi-Color Corp.	4,122,364

		16,942,652

	Construction Materials — 1.1%
99,466	Summit Materials, Inc., Class A(a)	3,127,209

	Consumer Finance — 1.9%
80,375	FirstCash, Inc.	5,421,294

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Containers & Packaging — 3.5%
90,150	Berry Global Group, Inc.(a)	$5,289,100
311,750	Graphic Packaging Holding Co.	4,816,538

		10,105,638

	Electronic Equipment, Instruments & Components — 4.4%
77,900	Fabrinet(a)	2,235,730
23,075	Littelfuse, Inc.	4,564,697
42,175	Plexus Corp.(a)	2,560,866
32,700	Zebra Technologies Corp., Class A(a)	3,394,260

		12,755,553

	Energy Equipment & Services — 1.3%
158,900	Forum Energy Technologies, Inc.(a)	2,470,895
34,600	U.S. Silica Holdings, Inc.	1,126,576

		3,597,471

	Gas Utilities — 1.6%
62,475	Spire, Inc.	4,694,996

	Health Care Equipment & Supplies — 2.1%
41,600	Integra LifeSciences Holdings Corp.(a)	1,990,976
50,500	LivaNova PLC(a)	4,035,960

		6,026,936

	Health Care Providers & Services — 1.7%
66,400	AMN Healthcare Services, Inc.(a)	3,270,200
43,425	Envision Healthcare Corp.(a)	1,500,768

		4,770,968

	Health Care Technology — 0.8%
69,175	Cotiviti Holdings, Inc.(a)	2,228,127

	Hotels, Restaurants & Leisure — 4.4%
64,125	Dunkin’ Brands Group, Inc.	4,134,139
84,975	Eldorado Resorts, Inc.(a)	2,816,921
56,275	Jack in the Box, Inc.	5,521,140

		12,472,200

	Insurance — 3.8%
90,925	Brown & Brown, Inc.	4,679,001
109,675	First American Financial Corp.	6,146,187

		10,825,188

	Internet Software & Services — 0.5%
71,125	CommerceHub, Inc., Series A(a)	1,564,039

	IT Services — 4.2%
103,900	Booz Allen Hamilton Holding Corp.	3,961,707
24,550	CACI International, Inc., Class A(a)	3,249,192
124,775	Presidio, Inc.(a)	2,391,937
53,450	Virtusa Corp.(a)	2,356,076

		11,958,912

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — 1.3%
39,575	PRA Health Sciences, Inc.(a)	$3,604,095

	Machinery — 4.1%
36,975	Albany International Corp., Class A	2,272,114
70,400	Franklin Electric Co., Inc.	3,231,360
56,825	Hillenbrand, Inc.	2,540,077
62,800	Meritor, Inc.(a)	1,473,288
68,350	REV Group, Inc.	2,223,426

		11,740,265

	Media — 4.7%
6,000	Cable One, Inc.	4,220,100
60,400	Nexstar Media Group, Inc., Class A	4,723,280
172,625	TEGNA, Inc.	2,430,560
202,475	WideOpenWest, Inc.(a)	2,140,161

		13,514,101

	Metals & Mining — 1.7%
56,825	Reliance Steel & Aluminum Co.	4,875,017

	Multi-Utilities — 2.4%
56,325	NorthWestern Corp.	3,362,603
55,025	Vectren Corp.	3,577,725

		6,940,328

	Oil, Gas & Consumable Fuels — 3.8%
381,000	Callon Petroleum Co.(a)	4,629,150
304,425	Laredo Petroleum, Inc.(a)	3,229,949
155,875	Oasis Petroleum, Inc.(a)	1,310,909
120,550	Ring Energy, Inc.(a)	1,675,645

		10,845,653

	Professional Services — 1.5%
74,000	Insperity, Inc.	4,243,900

	REITs – Diversified — 1.6%
106,700	CoreCivic, Inc.	2,400,750
95,975	GEO Group, Inc. (The)	2,265,010

		4,665,760

	REITs – Office Property — 1.7%
273,075	Brandywine Realty Trust	4,967,234

	REITs – Storage — 1.1%
118,675	National Storage Affiliates Trust	3,235,081

	Road & Rail — 1.5%
53,325	Genesee & Wyoming, Inc., Class A(a)	4,198,277

	Semiconductors & Semiconductor Equipment — 4.7%
145,600	Integrated Device Technology, Inc.(a)	4,328,688
142,100	MaxLinear, Inc., Class A(a)	3,754,282
14,275	MKS Instruments, Inc.	1,348,987
46,200	Silicon Laboratories, Inc.(a)	4,079,460

		13,511,417

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Software — 0.7%
40,050	Manhattan Associates, Inc.(a)	$1,984,077

	Technology Hardware, Storage & Peripherals — 0.6%
54,200	NCR Corp.(a)	1,842,258

	Thrifts & Mortgage Finance — 2.5%
55,250	Essent Group Ltd.(a)	2,398,955
163,775	MGIC Investment Corp.(a)	2,310,865
112,700	Radian Group, Inc.	2,322,747

		7,032,567

	Trading Companies & Distributors — 0.4%
30,125	GMS, Inc.(a)	1,133,905

	Total Common Stocks (Identified Cost $239,133,579)	276,070,793

Exchange-Traded Funds — 1.4%
30,925	iShares® Russell 2000 Value Index ETF (Identified Cost $3,887,015)	3,888,819

Closed-End Investment Companies — 1.2%
228,525	TCP Capital Corp. (Identified Cost $3,733,874)	3,491,862

Principal Amount
Short-Term Investments — 1.5%
$4,286,387	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $4,286,644 on 1/02/2018 collateralized by $4,350,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $4,373,877 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,286,387)	4,286,387

	Total Investments — 100.5% (Identified Cost $251,040,855)	287,737,861
	Other assets less liabilities — (0.5)%	(1,289,799)

	Net Assets — 100.0%	$286,448,062

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ETF	Exchange-Traded Fund
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2017

Banks	16.8%
Commercial Services & Supplies	5.9
Media	4.7
Semiconductors & Semiconductor Equipment	4.7
Electronic Equipment, Instruments & Components	4.4
Hotels, Restaurants & Leisure	4.4
IT Services	4.2
Machinery	4.1
Oil, Gas & Consumable Fuels	3.8
Insurance	3.8
Containers & Packaging	3.5
Building Products	2.9
Thrifts & Mortgage Finance	2.5
Multi-Utilities	2.4
Aerospace & Defense	2.4
Health Care Equipment & Supplies	2.1
Capital Markets	2.1
Other Investments, less than 2% each	24.3
Short-Term Investments	1.5

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 96.4% of Net Assets
	Banks — 6.7%
674,575	Bank of NT Butterfield & Son Ltd. (The)	$24,480,326
298,325	Chemical Financial Corp.	15,951,438
870,300	Huntington Bancshares, Inc.	12,671,568
306,875	PacWest Bancorp	15,466,500

		68,569,832

	Building Products — 1.0%
134,300	Masonite International Corp.(a)	9,958,345

	Capital Markets — 3.1%
175,775	Nasdaq, Inc.	13,504,793
248,875	SEI Investments Co.	17,884,158

		31,388,951

	Chemicals — 1.9%
459,850	PolyOne Corp.	20,003,475

	Commercial Services & Supplies — 1.7%
348,675	KAR Auction Services, Inc.	17,611,574

	Communications Equipment — 1.6%
432,300	CommScope Holding Co., Inc.(a)	16,353,909

	Consumer Finance — 1.8%
476,000	Synchrony Financial	18,378,360

	Containers & Packaging — 4.4%
155,825	Avery Dennison Corp.	17,898,059
341,075	Crown Holdings, Inc.(a)	19,185,469
64,600	Packaging Corp. of America	7,787,530

		44,871,058

	Diversified Consumer Services — 3.0%
107,350	Grand Canyon Education, Inc.(a)	9,611,046
827,525	Laureate Education, Inc.(a)	11,221,239
204,275	ServiceMaster Global Holdings, Inc.(a)	10,473,179

		31,305,464

	Electrical Equipment — 1.5%
111,150	Hubbell, Inc.	15,043,041

	Energy Equipment & Services — 2.2%
237,525	Baker Hughes, a GE Co.	7,515,291
939,650	Forum Energy Technologies, Inc.(a)	14,611,558

		22,126,849

	Health Care Providers & Services — 2.8%
201,425	Centene Corp.(a)	20,319,754
251,775	Envision Healthcare Corp.(a)	8,701,344

		29,021,098

	Hotels, Restaurants & Leisure — 6.0%
473,150	Aramark	20,222,431
1,157,225	Extended Stay America, Inc.	21,987,275

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
291,675	Six Flags Entertainment Corp.	$19,416,805

		61,626,511

	Household Durables — 3.8%
96,900	Mohawk Industries, Inc.(a)	26,734,710
388,885	Newell Brands, Inc.	12,016,546

		38,751,256

	Independent Power & Renewable Electricity Producers — 2.2%
1,068,850	Atlantica Yield PLC	22,670,309

	Insurance — 7.7%
224,225	Arthur J. Gallagher & Co.	14,188,958
310,675	Athene Holding Ltd., Class A(a)	16,065,004
315,425	First American Financial Corp.	17,676,417
219,475	Hartford Financial Services Group, Inc. (The)	12,352,053
120,650	Reinsurance Group of America, Inc.	18,812,955

		79,095,387

	IT Services — 8.2%
63,650	Alliance Data Systems Corp.	16,134,002
128,275	CACI International, Inc., Class A(a)	16,977,196
253,675	Fidelity National Information Services, Inc.	23,868,281
64,600	Fiserv, Inc.(a)	8,470,998
180,525	Global Payments, Inc.	18,095,826

		83,546,303

	Leisure Products — 1.2%
217,575	Brunswick Corp.	12,014,492

	Life Sciences Tools & Services — 0.9%
94,287	IQVIA Holdings, Inc.(a)	9,230,697

	Machinery — 8.8%
147,275	Middleby Corp. (The)(a)	19,874,761
1,000,450	Milacron Holdings Corp.(a)	19,148,613
126,375	Oshkosh Corp.	11,486,224
249,875	Pentair PLC	17,646,173
123,525	Snap-on, Inc.	21,530,407

		89,686,178

	Media — 2.1%
276,475	Nexstar Media Group, Inc., Class A	21,620,345

	Metals & Mining — 3.2%
1,495,450	Constellium NV, Class A(a)	16,674,267
193,825	Reliance Steel & Aluminum Co.	16,628,247

		33,302,514

	Oil, Gas & Consumable Fuels — 6.2%
431,350	Continental Resources, Inc.(a)	22,848,610
1,433,700	QEP Resources, Inc.(a)	13,720,509
1,893,550	WPX Energy, Inc.(a)	26,642,248

		63,211,367

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	REITs – Diversified — 2.6%
1,496,400	New Residential Investment Corp.	$26,755,632

	REITs – Warehouse/Industrials — 1.3%
220,425	CyrusOne, Inc.	13,121,900

	Semiconductors & Semiconductor Equipment — 1.4%
163,425	Analog Devices, Inc.	14,549,728

	Software — 2.5%
150,125	Check Point Software Technologies Ltd.(a)	15,555,952
206,175	RingCentral, Inc., Class A(a)	9,978,870

		25,534,822

	Specialty Retail — 0.7%
122,575	Signet Jewelers Ltd.	6,931,616

	Technology Hardware, Storage & Peripherals — 1.9%
563,400	NCR Corp.(a)	19,149,966

	Textiles, Apparel & Luxury Goods — 1.2%
90,250	PVH Corp.	12,383,203

	Thrifts & Mortgage Finance — 1.4%
112,100	Essent Group Ltd.(a)	4,867,382
343,025	MGIC Investment Corp.(a)	4,840,083
234,325	Radian Group, Inc.	4,829,438

		14,536,903

	Trading Companies & Distributors — 1.4%
350,575	HD Supply Holdings, Inc.(a)	14,033,517

	Total Common Stocks (Identified Cost $853,221,781)	986,384,602

Closed-End Investment Companies — 2.3%
1,506,850	Ares Capital Corp. (Identified Cost $23,117,860)	23,687,682

Principal Amount
Short-Term Investments — 1.4%
$14,129,526	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $14,130,373 on 1/02/2018 collateralized by $14,335,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $14,413,685 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,129,526)	14,129,526

	Total Investments — 100.1% (Identified Cost $890,469,167)	1,024,201,810
	Other assets less liabilities — (0.1)%	(948,020)

	Net Assets — 100.0%	$1,023,253,790

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2017

Vaughan Nelson Value Opportunity Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2017

Machinery	8.8%
IT Services	8.2
Insurance	7.7
Banks	6.7
Oil, Gas & Consumable Fuels	6.2
Hotels, Restaurants & Leisure	6.0
Containers & Packaging	4.4
Household Durables	3.8
Metals & Mining	3.2
Capital Markets	3.1
Diversified Consumer Services	3.0
Health Care Providers & Services	2.8
REITs – Diversified	2.6
Software	2.5
Closed-End Investment Companies	2.3
Independent Power & Renewable Electricity Producers	2.2
Energy Equipment & Services	2.2
Media	2.1
Other Investments, less than 2% each	20.9
Short-Term Investments	1.4

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

This Page Intentionally Left Blank

|  52

Statements of Assets and Liabilities

December 31, 2017

	McDonnell Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$36,291,111	$236,189,625	$983,688,280
Net unrealized appreciation	1,224,317	79,836,362	157,608,294

Investments at value	37,515,428	316,025,987	1,141,296,574
Foreign currency at value (identified cost $0, $0 and $812, respectively)	—	—	812
Receivable for Fund shares sold	17,829	1,141,450	3,112,969
Receivable from investment adviser (Note 6)	2,353	—	—
Receivable for securities sold	—	63,385	1,573,559
Dividends and interest receivable	450,753	152,260	79,766
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	338,799
Tax reclaims receivable	—	84,017	1,086,666
Prepaid expenses (Note 8)	47	248	784

TOTAL ASSETS	37,986,410	317,467,347	1,147,489,929

LIABILITIES
Payable for securities purchased	450,790	345,728	4,324,885
Payable for Fund shares redeemed	22,007	299,925	2,019,959
Distributions payable	48,672	—	—
Management fees payable (Note 6)	—	181,915	808,137
Deferred Trustees’ fees (Note 6)	45,315	513,775	93,602
Administrative fees payable (Note 6)	1,414	11,578	42,443
Payable to distributor (Note 6d)	118	1,704	12,095
Other accounts payable and accrued expenses	59,412	93,072	203,335

TOTAL LIABILITIES	627,728	1,447,697	7,504,456

NET ASSETS	$37,358,682	$316,019,650	$1,139,985,473

NET ASSETS CONSIST OF:
Paid-in capital	$36,819,130	$231,687,033	$1,051,519,346
Distributions in excess of net investment income	(23,503)	(512,990)	(719,613)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(661,262)	5,009,245	(68,808,308)
Net unrealized appreciation on investments and foreign currency translations	1,224,317	79,836,362	157,994,048

NET ASSETS	$37,358,682	$316,019,650	$1,139,985,473

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

December 31, 2017

	McDonnell Intermediate Municipal Bond Fund	Natixis Oakmark Fund		Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$6,003,505	$203,792,351		$603,988,210

Shares of beneficial interest	590,120	8,245,427		38,764,719

Net asset value and redemption price per share	$10.17	$24.72		$15.58

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.48	$26.23		$16.53

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,395,287	$62,271,586		$363,017,925

Shares of beneficial interest	235,370	2,885,773		23,719,871

Net asset value and offering price per share	$10.18	$21.58		$15.30

Class N shares:
Net assets	$—	$1,156		$1,130

Shares of beneficial interest	—	45		73

Net asset value, offering and redemption price per share	$—	$25.91	*	$15.58	*

Class Y shares:
Net assets	$28,959,890	$49,954,557		$172,978,208

Shares of beneficial interest	2,842,871	1,928,940		11,113,885

Net asset value, offering and redemption price per share	$10.19	$25.90		$15.56

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities (continued)

December 31, 2017

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$251,040,855	$890,469,167
Net unrealized appreciation	36,697,006	133,732,643

Investments at value	287,737,861	1,024,201,810
Receivable for Fund shares sold	182,585	1,479,666
Receivable for securities sold	2,885,907	—
Dividends and interest receivable	229,187	1,320,536
Prepaid expenses (Note 8)	285	1,022

TOTAL ASSETS	291,035,825	1,027,003,034

LIABILITIES
Payable for securities purchased	3,106,275	1,238,492
Payable for Fund shares redeemed	918,278	1,539,231
Management fees payable (Note 6)	227,001	693,765
Deferred Trustees’ fees (Note 6)	238,904	125,989
Administrative fees payable (Note 6)	10,885	38,777
Payable to distributor (Note 6d)	2,129	10,003
Other accounts payable and accrued expenses	84,291	102,987

TOTAL LIABILITIES	4,587,763	3,749,244

NET ASSETS	$286,448,062	$1,023,253,790

NET ASSETS CONSIST OF:
Paid-in capital	$244,045,525	$886,308,799
Distributions in excess of net investment income	(195,110)	(105,127)
Accumulated net realized gain on investments	5,900,641	3,317,475
Net unrealized appreciation on investments	36,697,006	133,732,643

NET ASSETS	$286,448,062	$1,023,253,790

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

December 31, 2017

	Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$93,751,413		$67,185,585

Shares of beneficial interest	5,010,655		2,966,454

Net asset value and redemption price per share	$18.71		$22.65

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$19.85		$24.03

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$15,755,572		$47,558,772

Shares of beneficial interest	1,350,055		2,212,097

Net asset value and offering price per share	$11.67		$21.50

Class N shares:
Net assets	$1,073		$134,205,150

Shares of beneficial interest	55		5,867,209

Net asset value, offering and redemption price per share	$19.37	*	$22.87

Class Y shares:
Net assets	$176,940,004		$774,304,283

Shares of beneficial interest	9,136,294		33,820,893

Net asset value, offering and redemption price per share	$19.37		$22.89

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended December 31, 2017

	McDonnell Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$7,505	$4,620,708	$23,567,079
Non-cash dividends (Note 2b)	—	—	2,858,507
Interest	1,155,276	42,450	141,499
Less net foreign taxes withheld	—	—	(2,495,491)

	1,162,781	4,663,158	24,071,594

Expenses
Management fees (Note 6)	182,612	1,931,901	8,209,610
Service and distribution fees (Note 6)	42,412	1,053,353	4,560,422
Administrative fees (Note 6)	20,348	125,161	429,971
Trustees’ fees and expenses (Note 6)	22,179	96,870	52,440
Transfer agent fees and expenses (Notes 6 and 7)	16,981	267,760	955,846
Audit and tax services fees	53,177	41,726	43,086
Custodian fees and expenses	5,786	11,021	350,083
Legal fees	1,119	5,979	19,422
Registration fees	63,475	87,150	127,524
Shareholder reporting expenses	3,675	36,013	129,770
Miscellaneous expenses (Note 8)	10,190	16,391	51,183

Total expenses	421,954	3,673,325	14,929,357
Less waiver and/or expense reimbursement (Note 6)	(174,060)	(93)	(174)

Net expenses	247,894	3,673,232	14,929,183

Net investment income	914,887	989,926	9,142,411

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	97,698	13,670,587	72,190,342
Forward foreign currency contracts (Note 2d)	—	—	811,579
Foreign currency transactions (Note 2c)	—	—	85,200
Net change in unrealized appreciation (depreciation) on:
Investments	1,414,558	38,589,712	155,829,253
Forward foreign currency contracts (Note 2d)	—	—	(1,137,918)
Foreign currency translations (Note 2c)	—	—	190,024

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	1,512,256	52,260,299	227,968,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,427,143	$53,250,225	$237,110,891

See accompanying notes to financial statements.

57  |

Statements of Operations (continued)

For the Year Ended December 31, 2017

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$4,092,685	$21,739,769	(a)
Interest	34,918	43,749

	4,127,603	21,783,518

Expenses
Management fees (Note 6)	2,776,415	8,663,668
Service and distribution fees (Note 6)	425,597	742,786
Administrative fees (Note 6)	137,407	482,459
Trustees’ fees and expenses (Note 6)	59,451	58,719
Transfer agent fees and expenses (Notes 6 and 7)	247,782	840,880
Audit and tax services fees	41,756	42,656
Custodian fees and expenses	24,275	42,134
Legal fees	6,898	24,507
Registration fees	78,492	96,141
Shareholder reporting expenses	48,295	117,414
Miscellaneous expenses (Note 8)	17,228	45,831

Total expenses	3,863,596	11,157,195
Less waiver and/or expense reimbursement (Note 6)	(93)	—

Net expenses	3,863,503	11,157,195

Net investment income	264,100	10,626,323

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	29,836,014	64,998,167
Net change in unrealized appreciation (depreciation) on:
Investments	(11,434,967)	55,298,171

Net realized and unrealized gain on investments	18,401,047	120,296,338

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,665,147	$130,922,661

(a)	Includes non-recurring dividends of $3,998,313 for Vaughan Nelson Value Opportunity Fund.

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$914,887	$1,255,518
Net realized gain (loss) on investments	97,698	(382,050)
Net change in unrealized appreciation (depreciation) on investments	1,414,558	(1,492,330)

Net increase (decrease) in net assets resulting from operations	2,427,143	(618,862)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(99,522)	(136,816)
Class C	(32,160)	(25,208)
Class Y	(783,205)	(1,093,491)

Total distributions	(914,887)	(1,255,515)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(22,821,654)	(18,953,089)

Net decrease in net assets	(21,309,398)	(20,827,466)
NET ASSETS
Beginning of the year	58,668,080	79,495,546

End of the year	$37,358,682	$58,668,080

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(23,503)	$(23,502)

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$989,926	$1,539,968
Net realized gain on investments	13,670,587	6,222,168
Net change in unrealized appreciation (depreciation) on investments	38,589,712	29,078,941

Net increase in net assets resulting from operations	53,250,225	36,841,077

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(769,107)	(1,258,918)
Class C	(3,958)	(41,500)
Class N(a)	(7)	—
Class Y	(287,219)	(236,527)
Net realized capital gains
Class A	(7,535,312)	(5,328,126)
Class C	(2,714,690)	(2,180,741)
Class N(a)	(27)	—
Class Y	(1,614,232)	(565,289)

Total distributions	(12,924,552)	(9,611,101)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	20,495,702	(38,299,982)

Net increase (decrease) in net assets	60,821,375	(11,070,006)
NET ASSETS
Beginning of the year	255,198,275	266,268,281

End of the year	$316,019,650	$255,198,275

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(512,990)	$(427,557)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$9,142,411	$11,533,880
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	73,087,121	(132,927,173)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	154,881,359	171,238,190

Net increase in net assets resulting from operations	237,110,891	49,844,897

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,211,826)	(9,085,209)
Class C	(1,761,751)	(2,323,459)
Class N(a)	(15)	—
Class Y(a)	(2,269,896)	—
Net realized capital gains
Class A	—	(2,775,676)
Class C	—	(1,263,983)

Total distributions	(10,243,488)	(15,448,327)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	124,756,585	(310,799,653)

Net increase (decrease) in net assets	351,623,988	(276,403,083)
NET ASSETS
Beginning of the year	788,361,485	1,064,764,568

End of the year	$1,139,985,473	$788,361,485

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(719,613)	$(531,405)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$264,100	$638,070
Net realized gain on investments	29,836,014	30,916,492
Net change in unrealized appreciation (depreciation) on investments	(11,434,967)	24,284,297

Net increase in net assets resulting from operations	18,665,147	55,838,859

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(8,822)	(69,535)
Class C	(1,998)	—
Class N(a)	(1)	—
Class Y	(93,925)	(533,444)
Net realized capital gains
Class A	(11,097,924)	(7,594,180)
Class C	(2,931,431)	(2,160,752)
Class N(a)	(81)	—
Class Y	(20,768,158)	(13,003,298)

Total distributions	(34,902,340)	(23,361,209)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(7,286,538)	(26,130,394)

Net increase (decrease) in net assets	(23,523,731)	6,347,256
NET ASSETS
Beginning of the year	309,971,793	303,624,537

End of the year	$286,448,062	$309,971,793

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(195,110)	$(237,134)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$10,626,323	$7,419,520
Net realized gain (loss) on investments	64,998,167	(46,134,274)
Net change in unrealized appreciation (depreciation) on investments	55,298,171	116,689,577

Net increase in net assets resulting from operations	130,922,661	77,974,823

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(533,727)	(208,980)
Class C	—	(4,215)
Class N	(1,534,603)	(1,086,141)
Class Y	(8,225,980)	(5,786,437)
Net realized capital gains
Class A	(1,090,532)	(4,375,048)
Class C	(814,625)	(2,641,165)
Class N	(2,128,036)	(1,943,672)
Class Y	(12,407,105)	(32,526,948)

Total distributions	(26,734,608)	(48,572,606)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(289,302,758)	(251,794,180)

Net decrease in net assets	(185,114,705)	(222,391,963)
NET ASSETS
Beginning of the year	1,208,368,495	1,430,760,458

End of the year	$1,023,253,790	$1,208,368,495

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(105,127)	$(101,257)

See accompanying notes to financial statements.

63  |

Financial Highlights

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$9.89	$10.09	$10.00		$9.54	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.12	0.13		0.11	0.09
Net realized and unrealized gain (loss)	0.28	(0.20)	0.10		0.47	(0.35)

Total from Investment Operations	0.47	(0.08)	0.23		0.58	(0.26)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.12)	(0.14)		(0.12)	(0.09)

Net asset value, end of the period	$10.17	$9.89	$10.09		$10.00	$9.54

Total return(b)(c)	4.77%	(0.79)%	2.28%		6.08%	(2.66)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,004	$5,474	$6,427		$2,399	$1,047
Net expenses(d)	0.70%	0.70%	0.74	%(e)	0.80%	0.80%
Gross expenses	1.10%	0.88%	1.12%		1.26%	1.37%
Net investment income	1.87%	1.19%	1.27%		1.15%	0.90%
Portfolio turnover rate	34%	48%	20%		10%	37%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$9.90	$10.09	$9.99		$9.54	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.04	0.05		0.04	0.01
Net realized and unrealized gain (loss)	0.28	(0.18)	0.11		0.45	(0.34)

Total from Investment Operations	0.39	(0.14)	0.16		0.49	(0.33)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.05)	(0.06)		(0.04)	(0.02)

Net asset value, end of the period	$10.18	$9.90	$10.09		$9.99	$9.54

Total return(b)(c)	3.98%	(1.44)%	1.63%		5.18%	(3.35)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,395	$4,015	$6,355		$2,223	$55
Net expenses(d)	1.45%	1.45%	1.49	%(e)	1.55%	1.55%
Gross expenses	1.83%	1.63%	1.88%		2.04%	2.08%
Net investment income	1.10%	0.44%	0.52%		0.41%	0.14%
Portfolio turnover rate	34%	48%	20%		10%	37%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$9.90	$10.10	$10.00		$9.54	$9.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.15	0.15		0.14	0.11
Net realized and unrealized gain (loss)	0.29	(0.20)	0.11		0.46	(0.34)

Total from Investment Operations	0.50	(0.05)	0.26		0.60	(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.15)	(0.16)		(0.14)	(0.11)

Net asset value, end of the period	$10.19	$9.90	$10.10		$10.00	$9.54

Total return(b)	5.13%	(0.55)%	2.63%		6.36%	(2.31)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$28,960	$49,179	$66,713		$28,314	$21,704
Net expenses(c)	0.45%	0.45%	0.49	%(d)	0.55%	0.55%
Gross expenses	0.83%	0.63%	0.85%		1.02%	1.04%
Net investment income	2.09%	1.44%	1.48%		1.46%	1.13%
Portfolio turnover rate	34%	48%	20%		10%	37%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$21.37	$18.79	$20.43	$21.40		$16.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.16	0.14	0.10		0.06
Net realized and unrealized gain (loss)	4.28	3.20	(1.02)	2.11		6.03

Total from Investment Operations	4.39	3.36	(0.88)	2.21		6.09

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.16)	(0.13)	(0.07)		(0.07)
Net realized capital gains	(0.94)	(0.62)	(0.63)	(3.11)		(0.71)

Total Distributions	(1.04)	(0.78)	(0.76)	(3.18)		(0.78)

Net asset value, end of the period	$24.72	$21.37	$18.79	$20.43		$21.40

Total return(b)	20.75%	18.37%	(4.41)%	10.43%		37.82%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$203,792	$173,036	$173,925	$195,061		$145,270
Net expenses	1.18%	1.18%	1.14%	1.22%		1.30	%(c)
Gross expenses	1.18%	1.18%	1.14%	1.22%		1.30	%(c)
Net investment income	0.48%	0.82%	0.68%	0.44%		0.33%
Portfolio turnover rate	16%	16%	23%	64	%(d)	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$18.83		$16.65	$18.19		$19.48		$14.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		0.01	(0.01)		(0.06)		(0.07)
Net realized and unrealized gain (loss)	3.74		2.80	(0.90)		1.90		5.51

Total from Investment Operations	3.69		2.81	(0.91)		1.84		5.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.02)		—
Net realized capital gains	(0.94)		(0.62)	(0.63)		(3.11)		(0.71)

Total Distributions	(0.94)		(0.63)	(0.63)		(3.13)		(0.71)

Net asset value, end of the period	$21.58		$18.83	$16.65		$18.19		$19.48

Total return(c)	19.85%		17.45%	(5.07)%		9.55%		36.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$62,272		$55,910	$70,616		$62,941		$8,425
Net expenses	1.93%		1.93%	1.89%		1.97%		2.05	%(d)
Gross expenses	1.93%		1.93%	1.89%		1.97%		2.05	%(d)
Net investment income (loss)	(0.27)%		0.09%	(0.07)%		(0.30)%		(0.42)%
Portfolio turnover rate	16%		16%	23%		64	%(e)	29%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

Natixis Oakmark Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized gain (loss)	3.44

Total from Investment Operations	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)
Net realized capital gains	(0.63)

Total Distributions	(0.80)

Net asset value, end of the period	$25.91

Total return(b)(c)	15.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.75%
Gross expenses(d)	13.79%
Net investment income(d)	0.84%
Portfolio turnover rate(f)	16%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$22.34	$19.60	$21.28	$22.16		$16.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.21	0.19	0.15		0.11
Net realized and unrealized gain (loss)	4.48	3.36	(1.06)	2.20		6.24

Total from Investment Operations	4.65	3.57	(0.87)	2.35		6.35

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.21)	(0.18)	(0.12)		(0.11)
Net realized capital gains	(0.94)	(0.62)	(0.63)	(3.11)		(0.71)

Total Distributions	(1.09)	(0.83)	(0.81)	(3.23)		(0.82)

Net asset value, end of the period	$25.90	$22.34	$19.60	$21.28		$22.16

Total return	21.05%	18.69%	(4.18)%	10.70%		38.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$49,955	$26,252	$21,696	$26,694		$14,176
Net expenses	0.93%	0.92%	0.89%	0.97%		1.05	%(b)
Gross expenses	0.93%	0.92%	0.89%	0.97%		1.05	%(b)
Net investment income	0.71%	1.05%	0.92%	0.67%		0.54%
Portfolio turnover rate	16%	16%	23%	64	%(c)	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of less than 0.01%.
(c)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$12.15	$11.47	$12.44	$13.74	$10.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.17	0.15	0.18	0.07
Net realized and unrealized gain (loss)	3.41	0.76	(0.80)	(1.01)	2.99

Total from Investment Operations	3.59	0.93	(0.65)	(0.83)	3.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.21)	(0.20)	(0.25)	(0.08)
Net realized capital gains	—	(0.04)	(0.12)	(0.22)	(0.18)

Total Distributions	(0.16)	(0.25)	(0.32)	(0.47)	(0.26)

Net asset value, end of the period	$15.58	$12.15	$11.47	$12.44	$13.74

Total return(b)	29.56%	8.19%	(5.35)%	(6.05)%	28.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$603,988	$533,112	$722,805	$617,383	$314,579
Net expenses	1.32%	1.34%	1.31%	1.31%	1.44	%(c)
Gross expenses	1.32%	1.34%	1.31%	1.31%	1.44	%(c)
Net investment income	1.28%	1.54%	1.17%	1.34%	0.52%
Portfolio turnover rate	40%	41%	51%	31%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Includes fee/expense recovery of 0.05%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$11.96	$11.29	$12.25	$13.53	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06	0.08	0.05	0.08	(0.02)
Net realized and unrealized gain (loss)	3.35	0.74	(0.78)	(0.98)	2.94

Total from Investment Operations	3.41	0.82	(0.73)	(0.90)	2.92

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.11)	(0.11)	(0.16)	(0.03)
Net realized capital gains	—	(0.04)	(0.12)	(0.22)	(0.18)

Total Distributions	(0.07)	(0.15)	(0.23)	(0.38)	(0.21)

Net asset value, end of the period	$15.30	$11.96	$11.29	$12.25	$13.53

Total return(b)	28.55%	7.36%	(6.08)%	(6.67)%	27.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$363,018	$255,249	$341,959	$327,319	$237,250
Net expenses	2.07%	2.09%	2.06%	2.05%	2.19	%(c)
Gross expenses	2.07%	2.09%	2.06%	2.05%	2.19	%(c)
Net investment income (loss)	0.42%	0.73%	0.39%	0.61%	(0.14)%
Portfolio turnover rate	40%	41%	51%	31%	20%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Includes fee/expense recovery of 0.04%.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

Natixis Oakmark International Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized gain (loss)	1.66

Total from Investment Operations	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)

Net asset value, end of the period	$15.58

Total return(b)(c)	12.96%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.92%
Gross expenses(d)	25.21%
Net investment income(d)	1.54%
Portfolio turnover rate(f)	40%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Natixis Oakmark International Fund—Class Y
Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)
Net realized and unrealized gain (loss)	1.79

Total from Investment Operations	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)

Net asset value, end of the period	$15.56

Total return(c)	12.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$172,978
Net expenses(d)	1.07%
Gross expenses(d)	1.07%
Net investment income(d)	0.03%
Portfolio turnover rate(e)	40%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$19.79		$17.74	$20.65		$22.34	$18.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		0.02	0.06	(b)	(0.06)	0.07	(c)
Net realized and unrealized gain (loss)	1.21		3.49	(0.07)		1.95	7.14

Total from Investment Operations	1.20		3.51	(0.01)		1.89	7.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(d)	(0.01)	(0.04)		—	(0.06)
Net realized capital gains	(2.28)		(1.45)	(2.86)		(3.58)	(3.78)

Total Distributions	(2.28)		(1.46)	(2.90)		(3.58)	(3.84)

Net asset value, end of the period	$18.71		$19.79	$17.74		$20.65	$22.34

Total return(e)	6.28%		20.24%	(0.29	)%(b)	8.79%	39.01	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$93,751		$106,447	$103,092		$125,201	$152,792
Net expenses	1.36%		1.35%	1.35%		1.37%	1.39	%(f)
Gross expenses	1.36%		1.35%	1.35%		1.37%	1.39	%(f)
Net investment income (loss)	(0.03)%		0.11%	0.26	%(b)	(0.27)%	0.33	%(c)
Portfolio turnover rate	92%		74%	62%		58%	58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 38.63% and the ratio of net investment income to average net assets would have been 0.02%.
(d)	Amount rounds to less than $0.01 per share.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$13.26		$12.39	$15.36		$17.61	$15.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)		(0.08)	(0.08	)(b)	(0.18)	(0.07	)(c)
Net realized and unrealized gain (loss)	0.79		2.40	(0.03)		1.51	5.83

Total from Investment Operations	0.69		2.32	(0.11)		1.33	5.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(d)	—	—		—	(0.01)
Net realized capital gains	(2.28)		(1.45)	(2.86)		(3.58)	(3.78)

Total Distributions	(2.28)		(1.45)	(2.86)		(3.58)	(3.79)

Net asset value, end of the period	$11.67		$13.26	$12.39		$15.36	$17.61

Total return(e)	5.50%		19.32%	(1.02	)%(b)	7.94%	37.99	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,756		$20,379	$21,188		$27,292	$31,476
Net expenses	2.11%		2.10%	2.10%		2.12%	2.14	%(f)
Gross expenses	2.11%		2.10%	2.10%		2.12%	2.14	%(f)
Net investment loss	(0.79)%		(0.64)%	(0.48	)%(b)	(1.02)%	(0.40	)%(c)
Portfolio turnover rate	92%		74%	62%		58%	58%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been 37.59% and the ratio of net investment income loss to average net assets would have been (0.73)%.
(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

Vaughan Nelson Small Cap Value Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain (loss)	1.35

Total from Investment Operations	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)
Net realized capital gains	(1.58)

Total Distributions	(1.60)

Net asset value, end of the period	$19.37

Total return(b)(c)	7.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.96%
Gross expenses(d)	14.68%
Net investment income(d)	0.56%
Portfolio turnover rate(f)	92%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$20.36	$18.21	$21.13		$22.73		$19.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05	0.07	0.11	(b)	(0.00	)(c)	0.13	(d)
Net realized and unrealized gain (loss)	1.25	3.59	(0.07)		1.98		7.26

Total from Investment Operations	1.30	3.66	0.04		1.98		7.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.06)	(0.10)		—		(0.12)
Net realized capital gains	(2.28)	(1.45)	(2.86)		(3.58)		(3.78)

Total Distributions	(2.29)	(1.51)	(2.96)		(3.58)		(3.90)

Net asset value, end of the period	$19.37	$20.36	$18.21		$21.13		$22.73

Total return	6.60%	20.53%	(0.05	)%(b)	9.04%		39.43	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$176,940	$183,145	$179,322		$176,905		$163,836
Net expenses	1.11%	1.10%	1.10%		1.12%		1.14	%(e)
Gross expenses	1.11%	1.10%	1.10%		1.12%		1.14	%(e)
Net investment income (loss)	0.23%	0.36%	0.50	%(b)	(0.01)%		0.59	%(d)
Portfolio turnover rate	92%	74%	62%		58%		58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06, total return would have been 39.06% and the ratio of net investment income to average net assets would have been 0.27%.
(e)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$20.55		$20.04	$21.29		$20.63	$15.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.17	(b)	0.07	0.03	(c)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	2.48		1.05	(0.79)		2.31	6.36

Total from Investment Operations	2.65		1.12	(0.76)		2.23	6.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.05)	(0.02)		—	—
Net realized capital gains	(0.37)		(0.56)	(0.47)		(1.57)	(1.19)

Total Distributions	(0.55)		(0.61)	(0.49)		(1.57)	(1.19)

Net asset value, end of the period	$22.65		$20.55	$20.04		$21.29	$20.63

Total return(d)	12.93	%(b)	5.85%	(3.66	)%(c)	10.92%	41.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,186		$87,536	$142,833		$73,237	$67,716
Net expenses	1.22%		1.23%	1.23%		1.25%	1.27%
Gross expenses	1.22%		1.23%	1.23%		1.25%	1.27%
Net investment income (loss)	0.77	%(b)	0.35%	0.16	%(c)	(0.37)%	(0.13)%
Portfolio turnover rate	42%		57%	32%		58%	39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$19.51		$19.16		$20.51		$20.07	$15.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)(c)	(0.07)		(0.13	)(d)	(0.23)	(0.17)
Net realized and unrealized gain (loss)	2.36		0.98		(0.75)		2.24	6.22

Total from Investment Operations	2.36		0.91		(0.88)		2.01	6.05

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(b)	—		—	—
Net realized capital gains	(0.37)		(0.56)		(0.47)		(1.57)	(1.19)

Total Distributions	(0.37)		(0.56)		(0.47)		(1.57)	(1.19)

Net asset value, end of the period	$21.50		$19.51		$19.16		$20.51	$20.07

Total return(e)	12.11	%(c)	5.03%		(4.39	)%(d)	10.12%	40.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,559		$68,923		$89,284		$35,894	$21,005
Net expenses	1.97%		1.98%		1.98%		2.00%	2.02%
Gross expenses	1.97%		1.98%		1.98%		2.00%	2.02%
Net investment income (loss)	0.00	%(c)(f)	(0.38)%		(0.61	)%(d)	(1.10)%	(0.89)%
Portfolio turnover rate	42%		57%		32%		58%	39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013*
Net asset value, beginning of the period	$20.75		$20.26	$21.50		$20.76		$17.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.25	(b)	0.16	0.11	(c)	(0.00	)(d)	(0.04)
Net realized and unrealized gain (loss)	2.51		1.04	(0.81)		2.31		4.35

Total from Investment Operations	2.76		1.20	(0.70)		2.31		4.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.15)	(0.07)		—		(0.02)
Net realized capital gains	(0.37)		(0.56)	(0.47)		(1.57)		(1.06)

Total Distributions	(0.64)		(0.71)	(0.54)		(1.57)		(1.08)

Net asset value, end of the period	$22.87		$20.75	$20.26		$21.50		$20.76

Total return	13.31	%(b)	6.21%	(3.35	)%(c)	11.24%		24.70	%(e)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$134,205		$148,365	$65,010		$12,024		$1
Net expenses	0.88%		0.88%	0.89%		0.91	%(g)	1.03	%(h)(i)
Gross expenses	0.88%		0.88%	0.89%		0.91	%(g)	2.07	%(h)
Net investment income (loss)	1.16	%(b)	0.78%	0.50	%(c)	(0.00	)%(j)	(0.33	)%(h)
Portfolio turnover rate	42%		57%	32%		58%		39%

*	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(j)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$20.77		$20.27	$21.52		$20.78	$15.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.23	(b)	0.12	0.09	(c)	(0.02)	0.02
Net realized and unrealized gain (loss)	2.51		1.07	(0.82)		2.33	6.39

Total from Investment Operations	2.74		1.19	(0.73)		2.31	6.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.13)	(0.05)		—	(0.01)
Net realized capital gains	(0.37)		(0.56)	(0.47)		(1.57)	(1.19)

Total Distributions	(0.62)		(0.69)	(0.52)		(1.57)	(1.20)

Net asset value, end of the period	$22.89		$20.77	$20.27		$21.52	$20.78

Total return	13.19	%(b)	6.14%	(3.47	)%(c)	11.23%	41.52%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$774,304		$903,545	$1,133,634		$656,071	$360,820
Net expenses	0.97%		0.98%	0.98%		1.00%	1.02%
Gross expenses	0.97%		0.98%	0.98%		1.00%	1.02%
Net investment income (loss)	1.04	%(b)	0.62%	0.39	%(c)	(0.10)%	0.12%
Portfolio turnover rate	42%		57%	32%		58%	39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.

See accompanying notes to financial statements.

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1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A shares, Class C shares and Class Y shares (effective May 1, 2017 for Natixis Oakmark International Fund). Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund also offer Class N shares (effective May 1, 2017 for Natixis Oakmark Fund, Natixis Oakmark International Fund and Small Cap Value Fund). Class T shares of the Funds are not currently available for purchase. As of the close of business on January 11, 2016, Class B shares of Natixis Oakmark Fund and Small Cap Value Fund were converted into Class A shares and are no longer offered.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 3.00% for Intermediate Municipal Bond Fund and 5.75% for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

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Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to the class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for each Fund are borne collectively for Class A, Class C and Class Y and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an

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independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2017, securities held by the Funds’ were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Natixis Oakmark International Fund	$990,375,950	86.9%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on

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trade date. Dividend income, including income reinvested, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

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The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2017, and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and

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Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions in excess of income and/or capital gain, return of capital and capital gain distributions received and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward foreign currency contracts mark-to-market and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2017 and 2016 were as follows:

	2017 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$5,473	$909,414	$—	$914,887
Natixis Oakmark Fund	1,117,535	—	11,807,017	12,924,552
Natixis Oakmark International Fund	10,227,398	—	—	10,227,398
Small Cap Value Fund	3,400,416	—	31,501,924	34,902,340
Value Opportunity Fund	10,294,310	—	16,440,298	26,734,608

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	2016 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Intermediate Municipal Bond Fund	$—	$1,255,515	$—	$1,255,515
Natixis Oakmark Fund	1,798,205	—	7,812,896	9,611,101
Natixis Oakmark International Fund	15,448,327	—	—	15,448,327
Small Cap Value Fund	2,299,100	—	21,062,109	23,361,209
Value Opportunity Fund	7,189,189	—	41,383,417	48,572,606

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$—	$216,454	$—	$1,494,478	$20,862
Undistributed tax exempt income	21,812	—	—	—	—
Undistributed long-term capital gains	—	5,260,888	—	5,793,001	13,084,412

Total undistributed earnings	21,812	5,477,342	—	7,287,479	13,105,274

Capital loss carryforward:
Short-term:
No expiration date	(661,262)	—	(9,965,690)	—	—
Long-term:
No expiration date	—	—	(37,884,825)	—	—

Total capital loss carryforward	(661,262)	—	(47,850,515)	—	—

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	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Late-year ordinary and post-October capital loss deferrals*	$—	$—	$(287,626)	$—	$—

Unrealized appreciation	1,224,317	79,369,050	136,697,870	35,353,962	123,965,706

Total accumulated earnings	$584,867	$84,846,392	$88,559,729	$42,641,441	$137,070,980

Capital loss carryforward utilized in the current year	$97,698	$—	$64,949,893	$—	$30,427,421

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

As of December 31, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Intermediate Municipal Bond Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Federal tax cost	$36,291,111	$236,656,937	$1,004,646,073	$252,383,899	$900,236,104

Gross tax appreciation	1,279,160	88,265,455	160,148,278	40,305,724	162,918,280
Gross tax depreciation	(54,843)	(8,896,405)	(23,504,023)	(4,951,762)	(38,952,574)

Net tax appreciation	$1,224,317	$79,369,050	$136,644,255	$35,353,962	$123,965,706

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral

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for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2017, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017, at value:

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$34,999,167	$—	$34,999,167
Exchange-Traded Funds	520,200	—	—	520,200
Short-Term Investments	—	1,996,061	—	1,996,061

Total	$520,200	$36,995,228	$—	$37,515,428

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$298,453,453	$—	$—	$298,453,453
Short-Term Investments	—	17,572,534	—	17,572,534

Total	$298,453,453	$17,572,534	$—	$316,025,987

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$33,550,312	$—	$33,550,312
France	—	159,586,254	—	159,586,254
Germany	—	169,339,446	—	169,339,446
Indonesia	—	20,211,894	—	20,211,894
Italy	—	42,796,357	—	42,796,357
Japan	—	53,078,828	—	53,078,828
Korea	—	1,520,583	—	1,520,583
Netherlands	—	42,561,995	—	42,561,995
Sweden	—	63,461,571	—	63,461,571
Switzerland	—	168,605,681	—	168,605,681
Taiwan	—	3,001,572	—	3,001,572
United Kingdom	30,630,560	232,661,457	—	263,292,017
All Other Common Stocks(a)	61,296,131	—	—	61,296,131

Total Common Stocks	91,926,691	990,375,950	—	1,082,302,641

Short-Term Investments	—	58,993,933	—	58,993,933
Forward Foreign Currency Contracts (unrealized appreciation)	—	338,799	—	338,799

Total	$91,926,691	$1,049,708,682	$—	$1,141,635,373

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$276,070,793	$—	$—	$276,070,793
Exchange-Traded Funds	3,888,819	—	—	3,888,819
Closed-End Investment Companies	3,491,862	—	—	3,491,862
Short-Term Investments	—	4,286,387	—	4,286,387

Total	$283,451,474	$4,286,387	$—	$287,737,861

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$986,384,602	$—	$—	$986,384,602
Closed-End Investment Companies	23,687,682	—	—	23,687,682
Short-Term Investments	—	14,129,526	—	14,129,526

Total	$1,010,072,284	$14,129,526	$—	$1,024,201,810

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2017, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$338,799

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Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2017, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$811,579

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(1,137,918)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2017:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	1.98%
Highest Notional Amount Outstanding	4.28%
Lowest Notional Amount Outstanding	1.05%
Notional Amount Outstanding as of December 31, 2017	1.43%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative

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contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2017, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$338,799	$—	$338,799

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$338,799	$338,799

5.  Purchases and Sales of Securities.  For the year ended December 31, 2017, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Intermediate Municipal Bond Fund	$14,661,631	$39,144,321
Natixis Oakmark Fund	52,835,002	44,080,632
Natixis Oakmark International Fund	453,014,258	371,564,712
Small Cap Value Fund	274,335,770	306,635,356
Value Opportunity Fund	445,224,794	769,126,959

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”), serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays

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a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $500 million	Next $500 million	Over $2 billion
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.75%	0.75%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 million	Next $1.3 billion	Over $1.5 billion
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%	0.20%
Natixis Oakmark Fund	Harris	0.52%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.47%

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Natixis Advisors has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2018, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2017 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.45%	2.20%	1.15%	1.20%
Small Cap Value Fund	1.45%	2.20%	1.15%	1.20%
Value Opportunity Fund	1.40%	2.15%	1.10%	1.15%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Intermediate Municipal Bond Fund	$182,612	$174,060	$8,552	0.40%	0.02%
Natixis Oakmark Fund	1,931,901	—	1,931,901	0.69%	0.69%
Natixis Oakmark International Fund	8,209,610	—	8,209,610	0.85%	0.85%
Small Cap Value Fund	2,776,415	—	2,776,415	0.90%	0.90%
Value Opportunity Fund	8,663,668	—	8,663,668	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2018.

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No expenses were recovered during the year ended December 31, 2017 under the terms of the expense limitation agreement.

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, McDonnell, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays (or paid) Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays (or paid) Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Intermediate Municipal Bond Fund	$13,300	$7,278	$21,834
Natixis Oakmark Fund	461,458	147,974	443,921
Natixis Oakmark International Fund	1,532,273	757,037	2,271,112
Small Cap Value Fund	248,096	44,375	133,126
Value Opportunity Fund	186,275	139,128	417,383

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c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Intermediate Municipal Bond Fund	$20,348
Natixis Oakmark Fund	125,161
Natixis Oakmark International Fund	429,971
Small Cap Value Fund	137,407
Value Opportunity Fund	482,459

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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For the year ended December 31, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$10,272
Natixis Oakmark Fund	133,417
Natixis Oakmark International Fund	897,538
Small Cap Value Fund	175,013
Value Opportunity Fund	758,093

As of December 31, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Municipal Bond Fund	$118
Natixis Oakmark Fund	1,704
Natixis Oakmark International Fund	12,095
Small Cap Value Fund	2,129
Value Opportunity Fund	10,003

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2017, were as follows:

Fund	Commissions
Intermediate Municipal Bond Fund	$1,361
Natixis Oakmark Fund	38,592
Natixis Oakmark International Fund	227,914
Small Cap Value Fund	2,061
Value Opportunity Fund	8,590

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in

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the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2018, the Chairperson of the Board will receive a retainer fee at the annual rate of $340,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $170,000, the chairperson of the Contract Review Committee and Audit Committee each will receive an additional retainer fee at the annual rate of $20,000 and the chairperson of the Governance Committee will receive an additional retainer fee at the annual of $12,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payment by Affiliates.  During the year ended December 31, 2017, Vaughan Nelson reimbursed Small Cap Value Fund $1,678 in connection with a trading error.

h.  Affiliated Ownership.  As of December 31, 2017, Natixis US and affiliates held shares of Natixis Oakmark Fund, Natixis Oakmark International Fund, and Small Cap Value Fund, each representing less than 0.01% of the Funds’ net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

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i.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Natixis Oakmark Fund, Natixis Oakmark International Fund and Small Cap Value Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2018 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses Class N
Natixis Oakmark Fund	$93
Natixis Oakmark International Fund	174
Small Cap Value Fund	93

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for Natixis Oakmark Fund, Natixis Oakmark International Fund, Small Cap Value Fund and Value Opportunity Fund attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended December 31, 2017, Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Value Opportunity Fund	$66,597	$49,740	$990	$723,553

For the period from May 1, 2017, commencement of Class N operations, through December 31, 2017, Natixis Oakmark Fund, Natixis Oakmark International Fund and Small Cap Value Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark Fund	$115,828	$36,605	$93	$25,624
Natixis Oakmark International Fund	403,861	202,851	174	47,246
Small Cap Value Fund	50,814	8,922	93	101,726

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8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the period ended December 31, 2017, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Ownership
Natixis Oakmark International Fund	1	6.77%
Small Cap Value Fund	2	23.27%
Value Opportunity Fund	2	21.87%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment

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models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	229,798	$2,338,481	909,992	$9,258,255
Issued in connection with the reinvestment of distributions	8,554	86,576	9,036	92,223
Redeemed	(201,533)	(2,035,102)	(1,002,724)	(10,157,813)

Net change	36,819	$389,955	(83,696)	$(807,335)

Class C
Issued from the sale of shares	37,992	$384,316	254,574	$2,604,454
Issued in connection with the reinvestment of distributions	1,041	10,527	877	8,930
Redeemed	(209,349)	(2,113,286)	(479,533)	(4,860,648)

Net change	(170,316)	$(1,718,443)	(224,082)	$(2,247,264)

Class Y
Issued from the sale of shares	1,561,548	$15,699,674	4,274,591	$43,902,428
Issued in connection with the reinvestment of distributions	16,163	163,646	14,948	152,317
Redeemed	(3,700,092)	(37,356,486)	(5,930,187)	(59,953,235)

Net change	(2,122,381)	$(21,493,166)	(1,640,648)	$(15,898,490)

Increase (decrease) from capital share transactions	(2,255,878)	$(22,821,654)	(1,948,426)	$(18,953,089)

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11.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,097,333	$25,510,597	1,253,674	$23,788,547
Issued in connection with the reinvestment of distributions	319,749	7,630,446	310,173	5,971,567
Redeemed	(1,269,544)	(29,162,674)	(2,722,428)	(50,444,998)

Net change	147,538	$3,978,369	(1,158,581)	$(20,684,884)

Class B(a)
Issued from the sale of shares	—	$—	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	(1,891)	(29,216)

Net change	—	$—	(1,891)	$(29,216)

Class C
Issued from the sale of shares	745,200	$14,845,455	806,782	$13,902,509
Issued in connection with the reinvestment of distributions	103,719	2,154,363	89,633	1,486,762
Redeemed	(932,134)	(18,618,843)	(2,169,451)	(36,029,587)

Net change	(83,215)	$(1,619,025)	(1,273,036)	$(20,640,316)

Class N(b)
Issued from the sale of shares	43	$1,001	—	$—
Issued in connection with the reinvestment of distributions	2	35	—	—

Net change	45	$1,036	—	$—

Class Y
Issued from the sale of shares	1,112,569	$26,658,228	920,373	$19,279,606
Issued in connection with the reinvestment of distributions	56,023	1,413,926	31,858	655,095
Redeemed	(414,820)	(9,936,832)	(883,863)	(16,880,267)

Net change	753,772	$18,135,322	68,368	$3,054,434

Increase (decrease) from capital share transactions	818,140	$20,495,702	(2,365,140)	$(38,299,982)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

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11.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,257,564	$244,429,519	17,316,910	$189,288,241
Issued in connection with the reinvestment of distributions	358,244	5,570,701	958,477	11,230,103
Redeemed	(22,730,001)	(331,480,871)	(37,402,741)	(413,700,664)

Net change	(5,114,193)	$(81,480,651)	(19,127,354)	$(213,182,320)

Class C
Issued from the sale of shares	8,154,803	$116,119,552	2,591,697	$28,122,303
Issued in connection with the reinvestment of distributions	92,603	1,414,038	233,485	2,645,525
Redeemed	(5,871,161)	(80,942,584)	(11,772,884)	(128,385,161)

Net change	2,376,245	$36,591,006	(8,947,702)	$(97,617,333)

Class N(a)
Issued from the sale of shares	72	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	15	—	—

Net change	73	$1,016	—	$—

Class Y(a)
Issued from the sale of shares	11,434,503	$174,563,797	—	$—
Issued in connection with the reinvestment of distributions	145,443	2,258,734	—	—
Redeemed	(466,061)	(7,177,317)	—	—

Net change	11,113,885	$169,645,214	—	$—

Increase (decrease) from capital share transactions	8,376,010	$124,756,585	(28,075,056)	$(310,799,653)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

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11.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	528,606	$10,288,324	636,491	$11,812,924
Issued in connection with the reinvestment of distributions	524,190	9,889,735	353,938	6,758,819
Redeemed	(1,421,549)	(27,416,197)	(1,423,762)	(25,938,444)

Net change	(368,753)	$(7,238,138)	(433,333)	$(7,366,701)

Class B(a)
Issued from the sale of shares	—	$—	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	(1,791)	(20,887)

Net change	—	$—	(1,791)	$(20,887)

Class C
Issued from the sale of shares	55,927	$696,634	53,331	$672,153
Issued in connection with the reinvestment of distributions	216,985	2,595,862	137,010	1,766,472
Redeemed	(459,714)	(5,852,124)	(364,140)	(4,604,493)

Net change	(186,802)	$(2,559,628)	(173,799)	$(2,165,868)

Class N(b)
Issued from the sale of shares	51	$1,001	—	$—
Issued in connection with the reinvestment of distributions	4	82	—	—

Net change	55	$1,083	—	$—

Class Y
Issued from the sale of shares	2,498,754	$49,774,371	1,398,050	$25,550,473
Issued in connection with the reinvestment of distributions	1,011,202	19,723,081	591,961	11,610,546
Redeemed	(3,367,033)	(66,987,307)	(2,844,796)	(53,737,957)

Net change	142,923	$2,510,145	(854,785)	$(16,576,938)

Increase (decrease) from capital share transactions	(412,577)	$(7,286,538)	(1,463,708)	$(26,130,394)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

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11.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	507,412	$10,847,723	2,179,717	$40,891,195
Issued in connection with the reinvestment of distributions	53,873	1,220,217	212,252	4,019,870
Redeemed	(1,855,342)	(39,766,540)	(5,260,596)	(102,702,359)

Net change	(1,294,057)	$(27,698,600)	(2,868,627)	$(57,791,294)

Class C
Issued from the sale of shares	126,549	$2,575,468	585,856	$10,632,845
Issued in connection with the reinvestment of distributions	32,929	708,304	116,224	2,089,713
Redeemed	(1,479,508)	(29,990,166)	(1,830,738)	(34,208,799)

Net change	(1,320,030)	$(26,706,394)	(1,128,658)	$(21,486,241)

Class N
Issued from the sale of shares	1,429,409	$30,969,311	5,270,883	$105,086,789
Issued in connection with the reinvestment of distributions	160,150	3,662,639	153,597	3,029,813
Redeemed	(2,872,239)	(62,808,162)	(1,483,482)	(29,622,654)

Net change	(1,282,680)	$(28,176,212)	3,940,998	$78,493,948

Class Y
Issued from the sale of shares	7,066,393	$154,672,829	16,682,481	$321,963,213
Issued in connection with the reinvestment of distributions	854,159	19,560,236	1,675,760	32,458,565
Redeemed	(17,603,866)	(380,954,617)	(30,771,971)	(605,432,371)

Net change	(9,683,314)	$(206,721,552)	(12,413,730)	$(251,010,593)

Increase (decrease) from capital share transactions	(13,580,081)	$(289,302,758)	(12,470,017)	$(251,794,180)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, Natixis Oakmark Fund, Vaughan Nelson Value Opportunity Fund, and McDonnell Intermediate Municipal Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Oakmark International Fund and Vaughan Nelson Small Cap Value Fund (two of the funds constituting the Natixis Funds Trust I), and Natixis Oakmark Fund, Vaughan Nelson Value Opportunity Fund, and McDonnell Intermediate Municipal Bond Fund (three of the funds constituting the Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our

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Report of Independent Registered Public Accounting Firm

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Small Cap Value Fund	84.35%
Value Opportunity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2017.

Fund	Amount
Natixis Oakmark Fund	$11,807,017
Small Cap Value Fund	31,501,924
Value Opportunity Fund	16,440,298

Qualified Dividend Income.  For the fiscal year ended December 31, 2017, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
Small Cap Value Fund	90.36%
Value Opportunity Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2017, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International Fund	$2,316,287	$26,425,586

Exempt Interest Dividends

During the year ended December 31, 2017, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 99.41% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

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Additional Information

Special Meeting of Shareholders. (Unaudited)

A special meeting of shareholders of the Trusts was held on December 4, 2017 to consider a proposal to elect thirteen Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Natixis	Funds Trust I

Nominee	Voted “For”*	Withheld*
Kevin P. Charleston	370,772,225.201	2,295,844.378
Kenneth A. Drucker	370,283,839.168	2,784,230.411
Edmond J. English	370,659,753.916	2,408,315.663
David L. Giunta	370,784,195.912	2,283,873.667
Richard A. Goglia	370,460,463.208	2,607,606.371
Wendell J. Knox	370,534,122.392	2,533,947.187
Martin T. Meehan	370,538,829.643	2,529,239.936
Maureen B. Mitchell	370,919,944.816	2,148,124.763
Sandra O. Moose**	370,426,616.935	2,641,452.644
James P. Palermo	370,643,215.858	2,424,853.721
Erik R. Sirri	370,711,200.752	2,356,868.827
Peter J. Smail	370,588,393.592	2,479,675.987
Cynthia L. Walker	370,711,120.477	2,356,949.102

*	Trust-wide voting results.
**	Ms. Moose retired as a Trustee effective January 1, 2018.

Natixis	Funds Trust II

Nominee	Voted “For”*	Withheld*
Kevin P. Charleston	869,803,137.844	5,278,477.797
Kenneth A. Drucker	869,573,100.272	5,508,515.369
Edmond J. English	869,760,094.572	5,321,521.069
David L. Giunta	869,722,105.493	5,359,510.148
Richard A. Goglia	869,845,876.582	5,235,739.059
Wendell J. Knox	869,633,400.572	5,448,215.069
Martin T. Meehan	869,982,234.293	5,099,381.348
Maureen B. Mitchell	869,672,122.531	5,409,493.110
Sandra O. Moose**	868,954,166.321	6,127,449.320
James P. Palermo	870,130,688.893	4,950,926.748
Erik R. Sirri	869,769,012.873	5,312,602.768
Peter J. Smail	869,714,774.773	5,366,840.868
Cynthia L. Walker	869,589,551.601	5,492,064.040

*	Trust-wide voting results.
**	Ms. Moose retired as a Trustee effective January 1, 2018.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II, (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	54 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	54 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	54 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I and Natixis Funds Trust II since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	54 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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ANNUAL REPORT

December 31, 2017

Gateway Fund

Gateway Equity Call Premium Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  53

Notes to Financial Statements  page 78

GATEWAY FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GATEX
Michael T. Buckius, CFA®	Class C GTECX
Paul R. Stewart, CFA®	Class N GTENX
Kenneth H. Toft, CFA®	Class Y GTEYX
Gateway Investment Advisers, LLC

Investment Goal

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Management Discussion

The S&P 500® Index returned 21.83% in 2017 with the equity market exhibiting very low volatility throughout the year. In fact, for the first time in its history, the total return of the S&P 500® Index was positive in each month of the calendar year. The market shrugged off a contentious domestic political environment, three major hurricanes, escalating rhetoric between the Trump administration and North Korea, and tightening monetary policy conditions. Actions by the Federal Reserve (the Fed) included three rate hikes and a move toward shrinking the size of its balance sheet after nearly a decade of supporting capital markets with asset purchases. Contributors to the market’s upward momentum included a globally synchronized economic expansion and strong earnings growth for US corporations. The US economy expanded at a 3.2% rate in the third quarter of 2017 and the Fed expects that, once aggregate statistics are compiled, economic growth for 2017 will come in at 2.5%. Trailing 12-month growth in aggregate operating earnings for S&P 500® Index companies came in at nearly 17% as of September 30, and analysts estimate that, once companies report fourth quarter earnings in early 2018, earnings for calendar year 2017 will have grown nearly 18%.

The equity market exhibited historically low volatility in 2017. Realized volatility for the year (as measured by the annualized standard deviation of daily returns for the S&P 500® Index) was just 6.78%, the lowest reading since 1964. Moreover, the largest peak-to-trough decline experienced by the S&P 500® Index for 2017 was a loss of just 2.58% from March 1 through April 13. Implied volatility, as measured by the CBOE Volatility Index® (the VIX®), averaged 11.09 in 2017, well below its long-term average of 19.39 and the lowest annual average in the history of the statistic, which began in 1990. The VIX® also set new all-time records for an intra-day low of 8.56 on November 24, and a closing low of 9.14 on November 3. The VIX® closed below 10 on 52 days in 2017. Prior to 2017, it had closed below 10 just nine times in its history.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Gateway Fund returned 9.93% at net asset value. The Fund’s primary benchmark, the S&P 500® Index, returned

1  |

21.83% for the same period, while its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 3.54%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-the-money index call options against the full value of its underlying equity portfolio. This index call option writing activity exchanges market price appreciation for less variable option premiums and is an important source of the Fund’s return. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the-money when the price of the underlying index is above the put option’s strike price. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will have in a rising market and how much downside protection is delivered in a declining market. Long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options and downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk.

The Fund underperformed its primary benchmark for the year, as expected during a period when the equity market advanced at an above-average rate with well below-average volatility. Throughout 2017, the Fund’s two-part option strategy delivered equity market participation during market advances and protection during market declines. Like the S&P 500® Index, the total return of the Fund was positive in each month of the year. In addition, the Fund had two months of outperformance over the course of the year, but underperformed the S&P 500® Index in each of the four quarters. Equity market declines in 2017 were brief, shallow and infrequent, but the Fund delivered downside protection during the market’s largest peak-to-trough decline for the year. Specifically, from March 1 through April 13, the Fund declined 0.49%, delivering 209 basis points (bps) of downside protection relative to the loss of 2.58% for the S&P 500® Index.

The Fund’s equity portfolio returned 22.80% for the year, a performance differential of positive 97 bps versus the S&P 500® Index, which contributed to its return. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation for 2017 was 3.07% versus 6.78% for the S&P 500® Index.

Outlook

2017 was a continuation of a multi-year period of above-average equity market returns with below-average volatility. Recent fundamental drivers of low volatility include a positive market backdrop featuring expanding global economic growth and strong corporate earnings as well as low correlation across individual stocks. This positive backdrop has

|  2

GATEWAY FUND

helped propel the stock market higher and rising equity markets tend to have lower volatility levels than falling equity markets. While the economy seems to be on increasingly sound footing, it remains to be seen how long these beneficial trends will persist. Volatility is a cyclical phenomenon and the current low phase of the cycle will come to an end at some point. A return to persistently elevated volatility may happen gradually, as the forces keeping volatility low erode, or it could happen suddenly through an external shock to the system. As always, Gateway will avoid incorporating forecasts into its investment approach, and will not attempt to anticipate how events will unfold.

Gateway’s investment philosophy maintains that the US equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Gateway’s investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means of participating in equity markets. By staying true to its philosophy and continuing to manage the Gateway Fund consistently with the firm’s historical approach, Gateway will continue to assist investors in managing risk while pursuing long-term return in this positive, yet uncertain, environment.

Hypothetical Growth of $100,000 Investment in Class Y Shares5

December 31, 2007 through December 31, 2017

See notes to chart on page 5.

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Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1.	Apple, Inc.	3.87%
2.	Microsoft Corp.	2.98
3.	Alphabet, Inc., Class C	2.16
4.	Amazon.com, Inc.	2.09
5.	Facebook, Inc., Class A	2.03
6.	Berkshire Hathaway, Inc., Class B	2.00
7.	JPMorgan Chase & Co.	1.89
8.	Johnson & Johnson	1.70
9.	Exxon Mobil Corp.	1.66
10.	Bank of America Corp.	1.35

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  4

GATEWAY FUND

Average Annual Total Returns — December 31, 20175

					Expense Ratios[6]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/19/08)[1]
NAV	9.93%	6.01%	3.44%	—%	0.77%	0.70%

Class A (Inception 12/07/77)[1]
NAV	9.66	5.75	3.19	—	1.02	0.94
With 5.75% Maximum Sales Charge	3.36	4.51	2.58	—

Class C (Inception 2/19/08)[1]
NAV	8.85	4.96	2.42	—	1.77	1.70
With CDSC[2]	7.85	4.96	2.42	—

Class N (Inception 5/1/17)
NAV	—	—	—	5.93	0.70	0.65

Comparative Performance
S&P 500® Index[3]	21.83	15.79	8.50	13.50
Bloomberg Barclays U.S. Aggregate Bond Index[4]	3.54	2.10	4.01	2.14

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund. Prior to 2/15/08 performance of Class A shares is that of the Predecessor Fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the Predecessor Fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the Predecessor Fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class N GCPNX
Gateway Investment Advisers, LLC	Class Y GCPYX

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Management Discussion

The S&P 500® Index returned 21.83% in 2017 with the equity market exhibiting very low volatility throughout the year. In fact, for the first time in its history, the total return of the S&P 500® Index was positive in each month of the calendar year. The market shrugged off a contentious domestic political environment, three major hurricanes, escalating rhetoric between the Trump administration and North Korea, and tightening monetary policy conditions. Actions by the Federal Reserve (the Fed) included three rate hikes and a move toward shrinking the size of its balance sheet after nearly a decade of supporting capital markets with asset purchases. Contributors to the market’s upward momentum included a globally synchronized economic expansion and strong earnings growth for US corporations. The US economy expanded at a 3.2% rate in the third quarter of 2017 and the Fed expects that, once aggregate statistics are compiled, economic growth for 2017 will come in at 2.5%. Trailing 12-month growth in aggregate operating earnings for S&P 500® Index companies came in at nearly 17% as of September 30, and analysts estimate that, once companies report fourth quarter earnings in early 2018, earnings for calendar year 2017 will have grown nearly 18%.

The equity market exhibited historically low volatility in 2017. Realized volatility for the year (as measured by the annualized standard deviation of daily returns for the S&P 500® Index) was just 6.78%, the lowest reading since 1964. Moreover, the largest peak-to-trough decline experienced by the S&P 500® Index for 2017 was a loss of just 2.58% from March 1 through April 13. Implied volatility, as measured by the CBOE Volatility Index® (the VIX®), averaged 11.09 in 2017, well below its long-term average of 19.39 and the lowest annual average in the history of the statistic, which began in 1990. The VIX® also set new all-time records for an intra-day low, 8.56 on November 24, and a closing low of 9.14 on November 3. The VIX® closed below 10 on 52 days in 2017. Prior to 2017, it had closed below 10 just nine times in its history.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Gateway Equity Call Premium Fund returned 12.21% at net asset value. The Fund underperformed its primary benchmark, the CBOE S&P 500 BuyWrite Index (BXMSM), which returned 13.00%, and its secondary benchmark S&P 500® Index, which returned 21.83% for the same period.

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GATEWAY EQUITY CALL PREMIUM FUND

Explanation of Fund Performance

The Fund invests in a diversified stock portfolio designed to support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Despite outperforming its benchmark in eight months of the year, the Fund’s total return was less than the BXMSM in 2017 primarily due to relative performance in January, when it underperformed by 93 basis points (bps), and May, when it underperformed by 99 bps. The Fund’s underperformance in January was primarily due to the BXM’sSM index call option having a higher strike price than the weighted-average strike price of the Fund’s index call option portfolio at the beginning of the month, which resulted in the BXMSM having more market exposure and, therefore, more participation in the market’s advance over the first two weeks of the year. The Fund’s underperformance in May was primarily due to the weighted-average strike price of the Fund’s index call option portfolio being higher than the strike price of the BXM’sSM index call option during a brief market pullback that occurred mid-month. The lower strike price of the BXM’sSM index call option resulted in less market exposure and, therefore, less participation in the market decline. In the eight months that the Fund outperformed its benchmark, the active management of its diversified portfolio of written index call options added value over the single-option, hold-to-expiration approach of the BXMSM. The active management of the Fund allowed it to generate higher cash flow during periods of relatively elevated implied volatility and maintain a more consistent amount of market exposure as the equity market advanced.

The Fund’s equity portfolio returned 21.76% for the year, a performance differential of negative 7 bps versus the S&P 500® Index. Though collecting premiums from writing index call options generally allows the Fund to generate a positive return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. Thus, call option positions detracted from the Fund’s return all four quarters of the year. Fund expenses and losses on index call options detracted approximately 9.55 percentage points from overall return for the year. Consistent with its investment objective, the measured risk of the Fund was lower than that of the US equity market and similar to the Fund’s benchmark, as its standard deviation for 2017 was 3.80%, versus 6.78% and 3.75% for the S&P 500® Index and the BXMSM, respectively.

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Outlook

2017 was a continuation of a multi-year period of above-average equity market returns with below-average volatility. Recent fundamental drivers of low volatility include a positive market backdrop featuring expanding global economic growth and strong corporate earnings as well as low correlation across individual stocks. This positive backdrop has helped propel the stock market higher and rising equity markets tend to have lower volatility levels than falling equity markets. While the economy seems to be on increasingly sound footing, it remains to be seen how long these beneficial trends will persist. Volatility is a cyclical phenomenon and the current low phase of the cycle will come to an end at some point. A return to persistently elevated volatility may happen gradually, as the forces keeping volatility low erode, or it could happen suddenly through an external shock to the system. As always, Gateway will avoid incorporating forecasts into its investment approach, and will not attempt to anticipate how events will unfold.

Gateway’s investment philosophy maintains that the US equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Gateway’s investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means of participating in equity markets. By staying true to its philosophy and continuing to manage the Gateway Equity Call Premium Fund consistently with the firm’s historical approach, Gateway will continue to assist investors in managing risk while pursuing long-term return in this positive, yet uncertain, environment.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2017

See notes to chart on page 10.

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GATEWAY EQUITY CALL PREMIUM FUND

Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1.	Apple, Inc.	3.95%
2.	Microsoft Corp.	2.99
3.	Amazon.com, Inc.	2.11
4.	Facebook, Inc.	2.02
5.	JPMorgan Chase & Co.	1.94
6.	Berkshire Hathaway, Inc., Class B	1.91
7.	Exxon Mobil Corp.	1.76
8.	Johnson & Johnson	1.76
9.	Alphabet, Inc., Class A	1.58
10.	Bank of America Corp.	1.45

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20174

				Expense Ratios[5]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 9/30/14)		Class A/C/Y	Class N
NAV	12.21%	7.38%	—%	1.06%	0.95%

Class A (Inception 9/30/14)
NAV	11.80	7.09	—	1.31	1.20
With 5.75% Maximum Sales Charge	5.41	5.16	—

Class C (Inception 9/30/14)
NAV	10.95	6.32	—	1.98	1.95
With CDSC[1]	9.95	6.32	—

Class N (Inception 5/1/17)
NAV	—	—	7.50	1.00	0.90

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	13.00	7.44	7.58
S&P 500® Index[3]	21.83	12.13	13.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols
Christopher Wigley	Class A MGGAX
Marc Briand	Class N MGGNX
Natixis Asset Management U.S., LLC	Class Y MGGYX

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

2017 turned out to be a solid year for fixed income. The US 10-year Treasury yield opened at 2.45% and ranged between 2.63% and 2.04% before closing almost unchanged at 2.41%. After a cautious market start to the year, the key theme throughout most of 2017 was the lack of policy success by the Trump administration. Government bond yields fell as the expected policy stimulus did not arrive and geopolitical tensions increased, particularly in North Korea. When tax reform was eventually delivered at year-end, market attention then turned to the question as to how this would be funded. It appeared that the US Treasury market would have to take the strain, with the result that the national debt would inevitably increase, so putting pressure on US treasury yields. Although the US 10 year US Treasury note yield increased at the end of the year, corporate bonds by comparison had a good year in total with credit spreads opening at the high of 130 basis points (bps) and closing 1 bp off the low at 99 bps (minus 31 bps). Although central banks wanted to remove accommodation, they were very wary of removing it too quickly, so quantitative easing programs, particularly in Europe, provided investors with reassurance. Sustainability was also a key feature of the year as Millennials prioritized personal values alongside financial returns and subjects like gender equality and sexual harassment (the #MeToo movement) became hot topics in Q4.

Performance Results

The Mirova Global Green Bond Fund was launched on February 28, 2017. For the ten months ended December 31, 2017, Class Y shares of Mirova Global Green Bond Fund returned 1.66% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays MSCI Green Bond Index, which returned 3.02% over the same period.

Explanation of Fund Performance

Security selection is at the heart of the investment process and was the largest positive contributor to performance relative to the benchmark. Duration and term structure were the largest detractors — primarily due to less exposure to US 30-year bonds. Asset allocation contributed +1 bp, although less exposure to sovereign green bonds at the beginning of the year detracted from performance while higher exposure to quasi-governments instead contributed to performance. The team took a cautious view on France

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across all funds approaching the French elections, yet the largest green bond and very long dated French Green OAT rallied soon after launch in January as prospects for a Macron victory dispelled fears of an extreme National Front government.

Security selection contributed to performance in 2017. The poorest performing security was IFC 2.125% 2026. Anglian Water and IFC also contributed negatively. The best performing green bond was EIB 0.5% 2037. Enel 0.5% 2024 and the Province of Ontario also contributed positively. Generally, in such a low volatility environment, the best performing securities were those that benefited most from central bank programs — particularly long dated issues and credit.

Outlook

Our investment thesis is built around the conviction that our society is going through four major transitions: demographics, environmental, technological, and governance, and that each of those transitions will have huge consequences for how our economy is organized. Our ability as a society and an economy to deal with those transitions at a sustainable pace will be the key to success. We believe that these subjects will become increasingly important drivers of investment returns in 2018 and beyond. This has positive and negative implications. Owning the broad market means also owning stocks and bonds negatively exposed to these transitions. Investors will need to be cognizant of these transitions as they build their portfolios. We expect rates on longer-term debt instruments to trend higher in both the US and Europe in 2018, albeit in a continued low inflation scenario. We also expect central banks to continue to increase short-term interest rates (not expected for the European Central Bank in 2018) and reduce their bond repurchase programs. This increased demand that will only be partly offset by higher demand for income generating assets by the retiring Baby Boomer generation.

A major factor currently challenging the markets is the geopolitical risks such as North Korea, Catalonia and any number of small regions in the European Union that may prefer independence. Inflation may rise if the decreased investment in the oil sector eventually sends oil prices up. Finally, the International Monetary Fund has recently increased its forecasts for economic growth in 2017 and 2018, but these developments are often subject to surprises.

We are conservative in our estimates and hold that green bond issuance amounted to $60 billion in 2017. We believe that an additional $50 to $70 billion of green bonds will be issued in 2018. We expect significant issuance in corporate green bonds and probably sovereign green bonds, too. As the market becomes increasingly popular with issuers, a key attraction for investors may be green bonds’ unique impact.

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MIROVA GLOBAL GREEN BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2017

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Total Returns — December 31, 20172

		Expense Ratios[3]
	Life of Fund	Gross	Net

Class Y (Inception 2/28/17)
NAV	1.66%	1.20%	0.70%

Class A (Inception 2/28/17)
NAV	1.46	1.45	0.95
With 4.25% Maximum Sales Charge	-2.81

Class N (Inception 2/28/17)
NAV	1.77	1.11	0.65

Comparative Performance
Bloomberg Barclays MSCI Green Bond Index[1]	3.02

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	The Bloomberg Barclays MSCI Green Bond Index provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols
Jens Peers, CFA®	Class A ESGMX
Suzanne Senellart	Class C ESGCX
Hua Cheng, CFA®, PhD	Class N ESGNX
Natixis Asset Management U.S., LLC	Class Y ESGYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2017 turned out to be an excellent year for global equity investors. Stable and accelerating economic growth in all major parts of the world, combined with low interest rates, provided the almost perfect backdrop for earnings growth and share price performance. After a more sentiment-driven outperformance by traditional energy-related companies in 2016, primarily at the expense of technology stocks, 2017 saw the complete opposite.

Geopolitical tensions rose during the year, relating primarily to North Korea, Iran and Saudi Arabia. Social and governance issues like gender equality and sexual harassment (the #MeToo movement) and fair tax treatment also became hot topics near the end of the year.

Performance Results

For the 12 months ended December 31, 2017, Class Y Shares of the Mirova Global Sustainable Equity Fund returned 30.75% at net asset value. The Fund outperformed its benchmark, the MSCI World Index (Net), which returned 22.40% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

While the majority of the outperformance can be attributed to individual stocks in the portfolio, the Fund also benefited from its sector selection relative to the benchmark. Most notably, the Fund’s significant overexposure to technology and a lack of exposure to traditional energy companies aided relative returns. Those choices are the result of the investment process, which aims to identify companies whose products and services contribute positively and sustainably to the demographic, environmental, technological and ethical (governance-related) evolution of the world.

Stock selection was the biggest contributor, however, as many companies in the portfolio benefited from better-than-anticipated earnings announcements and/or increased earnings growth expectations. This was notably the case in the tech sector with Tencent and Facebook in the social media area. We also had strong performance in the consumption theme, with Amazon.com confirming its leadership position in the growing e-retail business. The company acquired Whole Foods, which has put pressure on share prices of traditional retailers. We also saw a strong rebound of Illumina and Novo Nordisk after

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their 2016 underperformance. The drive towards natural ingredients pushed share prices higher for Christian Hansen and Novozymes. And finally, as the car manufacturing sector is accelerating the focus on the production of autonomous and electric cars, share prices of Aptiv (the autonomous vehicle division of Delphi) and BYD (a Chinese electric car manufacturer) posted strong returns. On the negative side, United Natural Foods, Acuity Brands, Raffles Medical Group and Alexion Pharmaceuticals were the most significant detractors from performance. The Fund sold out of its positions in United Natural Foods and Alexion Pharmaceuticals during the period.

Outlook

The combination of low interest rates, proactive central policies, accelerating economic growth, and low inflation has provided an almost perfect scenario for equity investors, which we expect to continue in 2018. There is one major difference, however. Interest rates are likely to rise. As higher rates are driven by the anticipation of a more robust global economic recovery, we believe this is on balance still good news for expected 2018 equity returns. Geopolitical risk remains the biggest risk for global markets. In Europe, national elections may intensify the debate around a further break-up of the European Union.

We believe that sustainability will become a more important driver of investment returns in 2018. Recent evidence includes the #MeToo movement and the announcement by Facebook that it will start booking revenues in the countries where they are generated, which should lead to higher tax income for the countries involved.

For 2018, we see good investment opportunities in energy efficiency and renewables, driven by higher oil prices and technological progress. We also expect the providers of industrial water solutions to do well as capex investments are expected to accelerate in 2018. For the technology sector, we believe some investors are underestimating the need for our economy to integrate high-tech solutions in order to be able to compete over the long run. Healthcare stocks finally may also benefit from more attractive valuations after a challenging 2017.

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MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2017

Top Ten Holdings as of December 31, 2017

Security name		% of net assets
1	Alphabet, Inc., Class A	4.82%
2	MasterCard, Inc., Class A	4.80
3	Thermo Fisher Scientific, Inc.	3.81
4	Microsoft Corp.	3.77
5	Novo Nordisk AS, Class B	3.60
6	KBC Groep NV	3.44
7	Essilor International Cie Generale d’Optique S.A.	3.24
8	Ecolab, Inc.	3.23
9	Facebook, Inc., Class A	3.18
10	Danaher Corp.	3.18

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20173

				Expense Ratios[4]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 3/31/16)		Class A/C/Y	Class N
NAV	30.75%	16.05%	—%	1.21%	1.05%

Class A (Inception 3/31/16)
NAV	30.44	15.80	—	1.72	1.30
With 5.75% Maximum Sales Charge	22.99	11.95	—

Class C (Inception 3/31/16)
NAV	29.40	14.92	—	2.20	2.05
With CDSC[1]	28.40	14.92	—

Class N (Inception 5/1/17)
NAV		—	14.81	1.20	1.00

Comparative Performance
MSCI World Index (Net)[2]	22.40	17.20	13.13

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies. You may not invest directly in an index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2017 through December 31, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,044.90	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,041.20	$8.75
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,046.80	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,046.50	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,057.70	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,053.60	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,059.80	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,060.50	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,011.60	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89
Class N
Actual	$1,000.00	$1,012.70	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Class Y
Actual	$1,000.00	$1,012.60	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.96%, 0.66% and 0.71% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,109.50	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56
Class C
Actual	$1,000.00	$1,104.50	$10.82
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	$10.36
Class N
Actual	$1,000.00	$1,110.70	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual	$1,000.00	$1,110.30	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.29%, 2.04%, 1.00% and 1.03% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

Portfolio of Investments – as of December 31, 2017

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 98.9% of Net Assets
	Aerospace & Defense — 2.3%
252,587	Boeing Co. (The)(a)	$74,490,432
57,682	Huntington Ingalls Industries, Inc.(a)	13,595,648
244,519	Raytheon Co.(a)	45,932,894
48,716	TransDigm Group, Inc.(a)	13,378,388
400,197	United Technologies Corp.(a)	51,053,131

		198,450,493

	Air Freight & Logistics — 0.7%
460,816	United Parcel Service, Inc., Class B(a)	54,906,226

	Airlines — 0.5%
107,742	Alaska Air Group, Inc.(a)	7,920,114
330,509	American Airlines Group, Inc.(a)	17,196,383
266,319	JetBlue Airways Corp.(a)(b)	5,949,567
224,458	United Continental Holdings, Inc.(a)(b)	15,128,469

		46,194,533

	Auto Components — 0.1%
41,540	Adient PLC(a)	3,269,198
45,405	Autoliv, Inc.(a)	5,770,067
86,236	Cooper Tire & Rubber Co.(a)	3,048,443

		12,087,708

	Automobiles — 0.4%
2,457,532	Ford Motor Co.(a)	30,694,575
19,598	Tesla, Inc.(a)(b)	6,101,837

		36,796,412

	Banks — 6.7%
293,956	Associated Banc-Corp(a)	7,466,482
3,902,378	Bank of America Corp.(a)	115,198,199
1,157,194	Citigroup, Inc.(a)	86,106,806
1,209,783	Huntington Bancshares, Inc.(a)	17,614,440
1,507,689	JPMorgan Chase & Co.(a)	161,232,262
332,605	Old National Bancorp(a)	5,803,957
80,811	Signature Bank(a)(b)	11,092,118
37,348	SVB Financial Group(a)(b)	8,730,842
917,756	U.S. Bancorp(a)	49,173,366
1,820,443	Wells Fargo & Co.(a)	110,446,277

		572,864,749

	Beverages — 2.2%
1,807,834	Coca-Cola Co. (The)(a)	82,943,424
241,521	Monster Beverage Corp.(a)(b)	15,285,864
740,648	PepsiCo, Inc.(a)	88,818,508

		187,047,796

	Biotechnology — 3.3%
638,345	AbbVie, Inc.(a)	61,734,345
125,445	Alexion Pharmaceuticals, Inc.(a)(b)	15,001,967

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
293,674	Amgen, Inc.(a)	$51,069,909
102,495	Biogen, Inc.(a)(b)	32,651,832
101,415	Bioverativ, Inc.(a)(b)	5,468,297
364,871	Celgene Corp.(a)(b)	38,077,938
560,813	Gilead Sciences, Inc.(a)	40,176,643
59,112	Seattle Genetics, Inc.(a)(b)	3,162,492
60,249	Shire PLC, Sponsored ADR(a)	9,345,825
25,386	TESARO, Inc.(a)(b)	2,103,738
119,292	Vertex Pharmaceuticals, Inc.(a)(b)	17,877,099

		276,670,085

	Building Products — 0.5%
235,129	Fortune Brands Home & Security, Inc.(a)	16,092,229
458,586	Johnson Controls International PLC(a)	17,476,712
39,485	Lennox International, Inc.(a)	8,223,146

		41,792,087

	Capital Markets — 2.4%
69,674	Affiliated Managers Group, Inc.(a)	14,300,589
618,850	Charles Schwab Corp. (The)(a)	31,790,325
162,155	CME Group, Inc.(a)	23,682,738
109,983	Eaton Vance Corp.(a)	6,201,941
183,787	Goldman Sachs Group, Inc. (The)(a)	46,821,576
383,781	Intercontinental Exchange, Inc.(a)	27,079,587
74,008	Legg Mason, Inc.(a)	3,106,856
711,425	Morgan Stanley(a)	37,328,470
68,462	MSCI, Inc.(a)	8,663,181
130,982	TD Ameritrade Holding Corp.(a)	6,697,110
67,751	Waddell & Reed Financial, Inc., Class A(a)	1,513,557

		207,185,930

	Chemicals — 2.2%
17,782	AdvanSix, Inc.(a)(b)	748,089
121,378	Ashland Global Holdings, Inc.(a)	8,642,114
74,757	Celanese Corp., Series A(a)	8,004,979
34,610	Chemours Co. (The)(a)	1,732,577
1,012,345	DowDuPont, Inc.(a)	72,099,211
168,176	Eastman Chemical Co.(a)	15,579,825
36,897	Ingevity Corp.(a)(b)	2,600,132
220,028	LyondellBasell Industries NV, Class A(a)	24,273,489
283,899	Monsanto Co.(a)	33,153,725
88,197	Olin Corp.(a)	3,138,049
163,753	RPM International, Inc.(a)	8,583,932
236,738	Valvoline, Inc.(a)	5,932,654

		184,488,776

	Commercial Services & Supplies — 0.4%
100,997	Waste Connections, Inc.(a)	7,164,727
317,652	Waste Management, Inc.(a)	27,413,368

		34,578,095

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 1.2%
24,941	Arista Networks, Inc.(a)(b)	$5,875,601
2,061,144	Cisco Systems, Inc.(a)	78,941,815
115,934	Motorola Solutions, Inc.(a)	10,473,478
40,643	Palo Alto Networks, Inc.(a)(b)	5,890,796

		101,181,690

	Consumer Finance — 0.8%
148,984	Ally Financial, Inc.(a)	4,344,373
457,367	American Express Co.(a)	45,421,117
273,240	Discover Financial Services(a)	21,017,621

		70,783,111

	Containers & Packaging — 0.4%
97,938	Avery Dennison Corp.(a)	11,249,159
123,706	Sonoco Products Co.(a)	6,573,737
216,203	WestRock Co.(a)	13,666,191

		31,489,087

	Distributors — 0.2%
139,130	Genuine Parts Co.(a)	13,218,741

	Diversified Financial Services — 2.0%
858,376	Berkshire Hathaway, Inc., Class B(a)(b)	170,147,291

	Diversified Telecommunication Services — 2.0%
2,301,503	AT&T, Inc.(a)	89,482,437
1,532,583	Verizon Communications, Inc.(a)	81,119,618

		170,602,055

	Electric Utilities — 1.6%
561,463	Alliant Energy Corp.(a)	23,923,938
666,189	American Electric Power Co., Inc.(a)	49,011,525
562,484	Duke Energy Corp.(a)	47,310,529
87,627	Hawaiian Electric Industries, Inc.(a)	3,167,716
194,039	OGE Energy Corp.(a)	6,385,824
135,917	Westar Energy, Inc.(a)	7,176,418

		136,975,950

	Electrical Equipment — 0.6%
229,541	Eaton Corp. PLC(a)	18,136,034
341,749	Emerson Electric Co.(a)	23,816,488
36,487	Hubbell, Inc.(a)	4,938,151

		46,890,673

	Electronic Equipment, Instruments & Components — 0.4%
608,036	Corning, Inc.(a)	19,451,071
166,894	TE Connectivity Ltd.(a)	15,861,606

		35,312,677

	Energy Equipment & Services — 1.0%
284,698	Baker Hughes, a GE Co.(a)	9,007,845
502,817	Halliburton Co.(a)	24,572,667

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — continued
309,938	Patterson-UTI Energy, Inc.(a)	$7,131,673
688,977	Schlumberger Ltd.(a)	46,430,160

		87,142,345

	Food & Staples Retailing — 1.7%
515,345	CVS Health Corp.(a)	37,362,512
638,444	Wal-Mart Stores, Inc.(a)	63,046,345
596,129	Walgreens Boots Alliance, Inc.(a)	43,290,888

		143,699,745

	Food Products — 1.2%
85,855	Bunge Ltd.(a)	5,759,153
509,574	Conagra Brands, Inc.(a)	19,195,653
66,489	Ingredion, Inc.(a)	9,295,162
313,483	Kraft Heinz Co. (The)(a)	24,376,438
100,507	Lamb Weston Holdings, Inc.(a)	5,673,620
840,182	Mondelez International, Inc., Class A(a)	35,959,790

		100,259,816

	Gas Utilities — 0.1%
90,899	National Fuel Gas Co.(a)	4,991,264
3,539	ONE Gas, Inc.(a)	259,267
31,811	WGL Holdings, Inc.(a)	2,730,656

		7,981,187

	Health Care Equipment & Supplies — 2.6%
681,320	Abbott Laboratories(a)	38,882,932
50,299	Align Technology, Inc.(a)(b)	11,175,935
344,421	Baxter International, Inc.(a)	22,263,373
882,143	Boston Scientific Corp.(a)(b)	21,868,325
415,791	Hologic, Inc.(a)(b)	17,775,065
67,471	Intuitive Surgical, Inc.(a)(b)	24,622,867
861,635	Medtronic PLC(a)	69,577,026
106,088	ResMed, Inc.(a)	8,984,593
27,536	Teleflex, Inc.(a)	6,851,508

		222,001,624

	Health Care Providers & Services — 2.8%
231,278	Aetna, Inc.(a)	41,720,238
151,540	Anthem, Inc.(a)	34,098,015
320,125	Express Scripts Holding Co.(a)(b)	23,894,130
213,130	HCA Healthcare, Inc.(a)(b)	18,721,339
164,011	Patterson Cos., Inc.(a)	5,925,718
131,195	Quest Diagnostics, Inc.(a)	12,921,396
435,594	UnitedHealth Group, Inc.(a)	96,031,053
71,900	Universal Health Services, Inc., Class B(a)	8,149,865

		241,461,754

	Health Care Technology — 0.1%
70,651	Veeva Systems, Inc., Class A(a)(b)	3,905,587

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 1.7%
41,062	Domino’s Pizza, Inc.(a)	$7,759,076
49,280	Hilton Grand Vacations, Inc.(a)(b)	2,067,296
208,226	Hilton Worldwide Holdings, Inc.(a)	16,628,928
59,763	Las Vegas Sands Corp.(a)	4,152,931
421,778	McDonald’s Corp.(a)	72,596,429
81,428	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	2,364,669
389,665	MGM Resorts International(a)	13,010,914
163,392	Norwegian Cruise Line Holdings Ltd.(a)(b)	8,700,624
85,273	Restaurant Brands International, Inc.(a)	5,242,584
39,919	Vail Resorts, Inc.(a)	8,481,590
401,168	Wendy’s Co. (The)(a)	6,587,179

		147,592,220

	Household Durables — 0.5%
119,472	Leggett & Platt, Inc.(a)	5,702,398
292,194	Newell Brands, Inc.(a)	9,028,795
2,654	NVR, Inc.(a)(b)	9,310,816
225,136	Toll Brothers, Inc.(a)	10,811,031
27,819	Tupperware Brands Corp.(a)	1,744,251
52,559	Whirlpool Corp.(a)	8,863,550

		45,460,841

	Household Products — 1.8%
303,835	Church & Dwight Co., Inc.(a)	15,243,402
529,385	Colgate-Palmolive Co.(a)	39,942,098
1,061,719	Procter & Gamble Co. (The)(a)	97,550,742

		152,736,242

	Industrial Conglomerates — 2.3%
298,014	3M Co.(a)	70,143,555
3,582,568	General Electric Co.(a)	62,515,812
429,021	Honeywell International, Inc.(a)	65,794,660

		198,454,027

	Insurance — 2.4%
286,249	Aflac, Inc.(a)	25,126,937
266,008	Allstate Corp. (The)(a)	27,853,698
149,909	American Financial Group, Inc.(a)	16,271,123
484,166	American International Group, Inc.(a)	28,846,610
180,061	Aon PLC(a)	24,128,174
161,374	Arch Capital Group Ltd.(a)(b)	14,647,918
296,125	Arthur J. Gallagher & Co.(a)	18,738,790
121,715	FNF Group(a)	4,776,097
184,878	Lincoln National Corp.(a)	14,211,572
232,774	Principal Financial Group, Inc.(a)	16,424,533
289,406	XL Group Ltd.(a)	10,175,515

		201,200,967

	Internet & Direct Marketing Retail — 2.9%
152,347	Amazon.com, Inc.(a)(b)	178,165,246
173,587	Netflix, Inc.(a)(b)	33,321,761

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Internet & Direct Marketing Retail — continued
22,234	Priceline Group, Inc. (The)(a)(b)	$38,636,911

		250,123,918

	Internet Software & Services — 5.3%
56,348	Alphabet, Inc., Class A(a)(b)	59,356,983
175,632	Alphabet, Inc., Class C(a)(b)	183,781,325
21,160	Baidu, Inc., Sponsored ADR(a)(b)	4,955,884
462,511	eBay, Inc.(a)(b)	17,455,165
980,213	Facebook, Inc., Class A(a)(b)	172,968,386
10,552	MercadoLibre, Inc.(a)	3,320,292
64,694	VeriSign, Inc.(a)(b)	7,403,581
73,612	Zillow Group, Inc., Class C(a)(b)	3,012,203

		452,253,819

	IT Services — 3.5%
208,601	Automatic Data Processing, Inc.(a)	24,445,951
27,909	Black Knight, Inc.(a)(b)	1,232,183
46,488	Broadridge Financial Solutions, Inc.(a)	4,210,883
271,803	Cognizant Technology Solutions Corp., Class A(a)	19,303,449
257,142	Fidelity National Information Services, Inc.(a)	24,194,491
33,577	FleetCor Technologies, Inc.(a)(b)	6,461,222
389,246	International Business Machines Corp.(a)	59,718,121
205,924	Paychex, Inc.(a)	14,019,306
469,932	PayPal Holdings, Inc.(a)(b)	34,596,394
866,216	Visa, Inc., Class A(a)	98,765,948
461,834	Western Union Co. (The)(a)	8,779,464

		295,727,412

	Leisure Products — 0.1%
405,813	Mattel, Inc.(a)	6,241,404
38,286	Polaris Industries, Inc.(a)	4,747,081

		10,988,485

	Life Sciences Tools & Services — 0.2%
85,067	Illumina, Inc.(a)(b)	18,586,289

	Machinery — 1.9%
286,542	Caterpillar, Inc.(a)	45,153,288
116,361	Cummins, Inc.(a)	20,554,007
165,641	Deere & Co.(a)	25,924,473
108,472	Parker Hannifin Corp.(a)	21,648,842
180,965	Pentair PLC(a)	12,779,748
65,179	Snap-on, Inc.(a)	11,360,700
143,487	Stanley Black & Decker, Inc.(a)	24,348,309
71,757	Timken Co. (The)(a)	3,526,857

		165,296,224

	Media — 2.7%
1,918,640	Comcast Corp., Class A(a)	76,841,532
103,860	Liberty Broadband Corp., Class C(a)(b)	8,844,718
216,605	Liberty Global PLC, Series C(a)(b)	7,329,913

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Media — continued
83,437	Liberty Global PLC LiLAC, Series C(a)(b)	$1,659,562
205,665	News Corp., Class B(a)	3,414,039
182,648	Omnicom Group, Inc.(a)	13,302,254
2,585,279	Sirius XM Holdings, Inc.(a)	13,857,095
360,723	Time Warner, Inc.(a)	32,995,333
62,209	Time, Inc.(a)	1,147,756
683,388	Walt Disney Co. (The)(a)	73,471,044

		232,863,246

	Metals & Mining — 0.2%
184,421	Southern Copper Corp.(a)	8,750,776
164,761	Steel Dynamics, Inc.(a)	7,106,142
65,675	Worthington Industries, Inc.(a)	2,893,641

		18,750,559

	Multi-Utilities — 1.4%
401,532	Ameren Corp.(a)	23,686,373
609,976	CenterPoint Energy, Inc.(a)	17,298,919
253,530	Consolidated Edison, Inc.(a)	21,537,374
484,927	Public Service Enterprise Group, Inc.(a)	24,973,740
462,704	WEC Energy Group, Inc.(a)	30,737,427

		118,233,833

	Multiline Retail — 0.4%
130,497	Nordstrom, Inc.(a)	6,182,948
398,543	Target Corp.(a)	26,004,931

		32,187,879

	Oil, Gas & Consumable Fuels — 4.9%
126,723	Cheniere Energy, Inc.(a)(b)	6,822,766
795,965	Chevron Corp.(a)	99,646,858
140,197	Concho Resources, Inc.(a)(b)	21,060,393
779,769	ConocoPhillips(a)	42,801,521
260,757	Continental Resources, Inc.(a)(b)	13,812,298
1,696,701	Exxon Mobil Corp.(a)	141,912,072
470,790	Gulfport Energy Corp.(a)(b)	6,007,281
67,828	HollyFrontier Corp.(a)	3,474,150
482,514	Occidental Petroleum Corp.(a)	35,541,981
245,897	ONEOK, Inc.(a)	13,143,195
335,749	Phillips 66(a)	33,961,011

		418,183,526

	Personal Products — 0.0%
37,688	Herbalife Ltd.(a)(b)	2,552,231

	Pharmaceuticals — 4.7%
180,342	Allergan PLC(a)	29,500,344
652,140	Bristol-Myers Squibb Co.(a)	39,963,139
407,447	Eli Lilly & Co.(a)	34,412,974
52,362	Jazz Pharmaceuticals PLC(a)(b)	7,050,543
1,037,295	Johnson & Johnson(a)	144,930,857

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — continued
1,082,791	Merck & Co., Inc.(a)	$60,928,650
2,324,677	Pfizer, Inc.(a)	84,199,801

		400,986,308

	Professional Services – 0.4%
53,481	Dun & Bradstreet Corp. (The)(a)	6,332,685
38,349	ManpowerGroup, Inc.(a)	4,836,193
195,964	Verisk Analytics, Inc.(a)(b)	18,812,544

		29,981,422

	REITs – Apartments — 0.5%
192,021	Camden Property Trust(a)	17,677,453
617,097	UDR, Inc.(a)	23,770,577

		41,448,030

	REITs – Diversified — 0.6%
194,326	Digital Realty Trust, Inc.(a)	22,133,731
664,704	Duke Realty Corp.(a)	18,086,596
67,913	SBA Communications Corp.(a)(b)	11,094,268

		51,314,595

	REITs – Health Care — 0.4%
260,504	Healthcare Realty Trust, Inc.(a)	8,367,388
206,117	Sabra Health Care REIT, Inc.(a)	3,868,816
265,800	Senior Housing Properties Trust(a)	5,090,070
322,756	Ventas, Inc.(a)	19,368,588

		36,694,862

	REITs – Hotels — 0.0%
104,126	Park Hotels & Resorts, Inc.(a)	2,993,623

	REITs – Mortgage — 0.3%
644,819	AGNC Investment Corp.(a)	13,018,895
1,234,994	Annaly Capital Management, Inc.(a)	14,684,079

		27,702,974

	REITs – Office Property — 0.3%
193,780	Kilroy Realty Corp.(a)	14,465,677
306,600	Mack-Cali Realty Corp.(a)	6,610,296

		21,075,973

	REITs – Shopping Centers — 0.3%
354,094	Regency Centers Corp.(a)	24,496,223

	REITs – Storage — 0.2%
178,201	Extra Space Storage, Inc.(a)	15,583,677

	REITs – Warehouse/Industrials — 0.1%
271,168	Liberty Property Trust(a)	11,662,936

	Road & Rail — 0.9%
146,168	Avis Budget Group, Inc.(a)(b)	6,413,852
70,499	Canadian Pacific Railway Ltd.(a)	12,884,397
640,894	CSX Corp.(a)	35,255,579

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — continued
167,459	Hertz Global Holdings, Inc.(a)(b)	$3,700,844
110,440	Old Dominion Freight Line, Inc.(a)	14,528,382

		72,783,054

	Semiconductors & Semiconductor Equipment — 3.9%
577,731	Advanced Micro Devices, Inc.(a)(b)	5,939,075
203,038	Analog Devices, Inc.(a)	18,076,473
653,399	Applied Materials, Inc.(a)	33,401,757
1,911,267	Intel Corp.(a)	88,224,085
250,237	Microchip Technology, Inc.(a)	21,990,827
249,568	NVIDIA Corp.(a)	48,291,408
636,434	QUALCOMM, Inc.(a)	40,744,505
156,838	Skyworks Solutions, Inc.(a)	14,891,768
267,055	Teradyne, Inc.(a)	11,181,593
507,114	Texas Instruments, Inc.(a)	52,962,986

		335,704,477

	Software — 5.5%
386,332	Activision Blizzard, Inc.(a)	24,462,542
249,935	Adobe Systems, Inc.(a)(b)	43,798,610
87,631	ANSYS, Inc.(a)(b)	12,933,459
383,459	Cadence Design Systems, Inc.(a)(b)	16,036,255
44,865	Dell Technologies, Inc., Class V(a)(b)	3,646,627
2,970,402	Microsoft Corp.(a)	254,088,187
367,409	Nuance Communications, Inc.(a)(b)	6,007,137
1,305,002	Oracle Corp.(a)	61,700,495
114,165	PTC, Inc.(a)(b)	6,937,807
41,728	ServiceNow, Inc.(a)(b)	5,440,914
352,491	Symantec Corp.(a)	9,890,898
41,972	Take-Two Interactive Software, Inc.(a)(b)	4,607,686
76,950	VMware, Inc., Class A(a)(b)	9,643,374
63,603	Workday, Inc., Class A(a)(b)	6,470,969

		465,664,960

	Specialty Retail — 2.4%
354,976	American Eagle Outfitters, Inc.(a)	6,673,549
102,590	Foot Locker, Inc.(a)	4,809,419
178,688	Gap, Inc. (The)(a)	6,086,113
520,757	Home Depot, Inc. (The)(a)	98,699,074
119,254	L Brands, Inc.(a)	7,181,476
472,528	Lowe’s Cos., Inc.(a)	43,916,753
104,508	Tiffany & Co.(a)	10,863,607
375,970	TJX Cos., Inc. (The)(a)	28,746,666

		206,976,657

	Technology Hardware, Storage & Peripherals — 3.9%
1,950,861	Apple, Inc.(a)	330,144,207

	Textiles, Apparel & Luxury Goods — 0.4%
110,021	Lululemon Athletica, Inc.(a)(b)	8,646,550
212,485	Michael Kors Holdings Ltd.(a)(b)	13,375,931

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Shares	Description	Value (†)
	Textiles, Apparel & Luxury Goods — continued
681,244	Under Armour, Inc., Class A(a)(b)	$9,830,351
108,010	Under Armour, Inc., Class C(a)(b)	1,438,693

		33,291,525

	Tobacco — 1.3%
721,540	Altria Group, Inc.(a)	51,525,172
576,065	Philip Morris International, Inc.(a)	60,861,267
76,584	Vector Group Ltd.(a)	1,713,950

		114,100,389

	Trading Companies & Distributors — 0.1%
59,515	GATX Corp.(a)	3,699,452

	Wireless Telecommunication Services — 0.1%
187,217	Sprint Corp.(a)(b)	1,102,708
71,226	T-Mobile US, Inc.(a)(b)	4,523,563

		5,626,271

	Total Common Stocks (Identified Cost $5,943,193,154)	8,429,239,556

	Total Purchased Options — 0.1% (Identified Cost $37,415,868) (see detail below)	13,136,125

Principal Amount
Short-Term Investments — 2.6%
$218,118,211	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $218,131,298 on 1/02/2018 collateralized by $8,480,000 Federal Home Loan Bank, 1.000% due 4/27/2018 valued at $8,502,896; $70,185,000 Federal Home Loan Bank, 1.250% due 7/27/2018 valued at $70,448,194; $23,860,000 Federal Agricultural Mortgage Corporation, 1.120% due 8/01/2018 valued at $23,910,201; $54,970,000 Federal Home Loan Discount Note, 0.000% due 5/04/2018 valued at $54,694,875; $25,000,000 Federal Home Loan Mortgage Corp., 1.050% due 6/29/2018 valued at $24,934,500; $10,630,000 U.S. Treasury Note, 1.000% due 8/15/2018 valued at $10,626,152; $30,565,000 U.S. Treasury Note, 1.375% due 6/30/2023 valued at $29,368,747 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $218,118,211)	218,118,211

	Total Investments — 101.6% (Identified Cost $6,198,727,233)	8,660,493,892
	Other assets less liabilities — (1.6)%	(135,428,160)

	Net Assets — 100.0%	$8,525,065,732

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Purchased Options — 0.1%

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.1%
S&P 500® Index, Put	01/19/2018	2,375	5,225	$1,396,961,225	$5,447,063	$600,875
S&P 500® Index, Put	01/19/2018	2,400	3,662	979,075,982	3,927,495	494,370
S&P 500® Index, Put	02/16/2018	2,325	3,061	818,392,021	3,573,718	795,860
S&P 500® Index, Put	02/16/2018	2,350	3,661	978,808,621	6,049,802	1,098,300
S&P 500® Index, Put	02/16/2018	2,375	4,544	1,214,888,384	5,305,120	1,590,400
S&P 500® Index, Put	02/16/2018	2,400	3,674	982,284,314	3,903,625	1,469,600
S&P 500® Index, Put	03/16/2018	2,400	3,691	986,829,451	4,659,887	3,321,900
S&P 500® Index, Put	03/16/2018	2,425	3,691	986,829,451	4,549,158	3,764,820

Total					$37,415,868	$13,136,125

Written Options — (1.8%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (1.8%)
S&P 500® Index, Call	01/05/2018	2,650	(3,415)	$(913,037,815)	$(7,162,962)	$(10,142,550)
S&P 500® Index, Call	01/19/2018	2,600	(3,481)	(930,683,641)	(10,737,144)	(28,874,895)
S&P 500® Index, Call	01/19/2018	2,650	(3,534)	(944,853,774)	(15,540,765)	(13,729,590)
S&P 500® Index, Call	01/26/2018	2,700	(3,508)	(937,902,388)	(5,253,230)	(3,613,240)
S&P 500® Index, Call	02/16/2018	2,600	(3,605)	(963,836,405)	(19,457,987)	(33,111,925)
S&P 500® Index, Call	02/16/2018	2,625	(3,560)	(951,805,160)	(19,571,100)	(25,151,400)
S&P 500® Index, Call	02/16/2018	2,650	(3,252)	(869,457,972)	(14,951,070)	(16,568,940)
S&P 500® Index, Call	02/16/2018	2,675	(3,293)	(880,419,773)	(11,846,568)	(10,949,225)
S&P 500® Index, Call	03/16/2018	2,700	(3,561)	(952,072,521)	(16,015,598)	(11,056,905)

Total					$(120,536,424)	$(153,198,670)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2017

Gateway Fund – (continued)

Industry Summary at December 31, 2017

Banks	6.7%
Software	5.5
Internet Software & Services	5.3
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	4.7
Semiconductors & Semiconductor Equipment	3.9
Technology Hardware, Storage & Peripherals	3.9
IT Services	3.5
Biotechnology	3.3
Internet & Direct Marketing Retail	2.9
Health Care Providers & Services	2.8
Media	2.7
Health Care Equipment & Supplies	2.6
Capital Markets	2.4
Specialty Retail	2.4
Insurance	2.4
Industrial Conglomerates	2.3
Aerospace & Defense	2.3
Beverages	2.2
Chemicals	2.2
Diversified Telecommunication Services	2.0
Diversified Financial Services	2.0
Other Investments, less than 2% each	26.1
Short-Term Investments	2.6

Total Investments	101.6
Other assets less liabilities (including open written options)	(1.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Aerospace & Defense — 2.4%
2,472	Boeing Co. (The)(a)	$729,018
302	Huntington Ingalls Industries, Inc.(a)	71,181
890	KLX, Inc.(b)	60,742
1,513	Lockheed Martin Corp.(a)	485,749
1,077	Rockwell Collins, Inc.(a)	146,063
3,684	United Technologies Corp.(a)	469,968

		1,962,721

	Air Freight & Logistics — 0.9%
1,291	FedEx Corp.(a)	322,156
3,376	United Parcel Service, Inc., Class B(a)	402,251

		724,407

	Airlines — 0.5%
655	Alaska Air Group, Inc.(a)	48,149
4,098	Delta Air Lines, Inc.(a)	229,488
426	JetBlue Airways Corp.(b)	9,517
1,724	United Continental Holdings, Inc.(a)(b)	116,197

		403,351

	Auto Components — 0.2%
623	Adient PLC(a)	49,030
622	Lear Corp.(a)	109,883

		158,913

	Automobiles — 0.4%
8,162	General Motors Co.(a)	334,560

	Banks — 6.6%
39,800	Bank of America Corp.(a)	1,174,896
11,576	Citigroup, Inc.(a)	861,370
1,574	Comerica, Inc.(a)	136,639
302	East West Bancorp, Inc.(a)	18,371
5,380	Fifth Third Bancorp(a)	163,229
462	First Republic Bank(a)	40,028
8,896	Huntington Bancshares, Inc.(a)	129,526
14,726	JPMorgan Chase & Co.(a)	1,574,798
144	Signature Bank(b)	19,765
2,717	SunTrust Banks, Inc.(a)	175,491
126	SVB Financial Group(a)(b)	29,455
17,106	Wells Fargo & Co.(a)	1,037,821

		5,361,389

	Beverages — 2.0%
17,615	Coca-Cola Co. (The)(a)	808,176
6,683	PepsiCo, Inc.(a)	801,426

		1,609,602

	Biotechnology — 3.0%
6,360	AbbVie, Inc.(a)	615,076

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
982	Alexion Pharmaceuticals, Inc.(a)(b)	$117,437
160	Alkermes PLC(b)	8,757
309	Alnylam Pharmaceuticals, Inc.(a)(b)	39,258
2,912	Amgen, Inc.(a)	506,397
895	Biogen, Inc.(a)(b)	285,120
264	BioMarin Pharmaceutical, Inc.(a)(b)	23,541
356	Bioverativ, Inc.(b)	19,196
3,338	Celgene Corp.(a)(b)	348,354
5,294	Gilead Sciences, Inc.(a)	379,262
903	Incyte Corp.(a)(b)	85,523

		2,427,921

	Building Products — 0.7%
1,956	A.O. Smith Corp.(a)	119,864
2,300	Fortune Brands Home & Security, Inc.(a)	157,412
5,286	Johnson Controls International PLC(a)	201,449
402	Lennox International, Inc.(a)	83,721

		562,446

	Capital Markets — 2.2%
5,475	Bank of New York Mellon Corp. (The)(a)	294,884
640	BlackRock, Inc.(a)	328,774
1,875	Goldman Sachs Group, Inc. (The)(a)	477,675
8,070	Morgan Stanley(a)	423,433
396	MSCI, Inc.(a)	50,110
1,130	Raymond James Financial, Inc.(a)	100,909
361	SEI Investments Co.	25,941
1,022	TD Ameritrade Holding Corp.(a)	52,255

		1,753,981

	Chemicals — 2.1%
536	AdvanSix, Inc.(a)(b)	22,549
726	Agrium, Inc.(a)	83,490
1,697	Air Products & Chemicals, Inc.(a)	278,444
899	Albemarle Corp.(a)	114,973
943	Ashland Global Holdings, Inc.(a)	67,142
700	Celanese Corp., Series A(a)	74,956
2,358	Huntsman Corp.(a)	78,498
547	International Flavors & Fragrances, Inc.(a)	83,478
2,380	Monsanto Co.(a)	277,936
1,978	PPG Industries, Inc.(a)	231,070
2,500	Praxair, Inc.(a)	386,700
1,748	Valvoline, Inc.(a)	43,805

		1,743,041

	Commercial Services & Supplies — 0.4%
810	Waste Connections, Inc.(a)	57,461
2,825	Waste Management, Inc.(a)	243,798

		301,259

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 1.2%
264	Arista Networks, Inc.(a)(b)	$62,193
959	ARRIS International PLC(b)	24,637
21,317	Cisco Systems, Inc.(a)	816,441
213	Palo Alto Networks, Inc.(b)	30,872

		934,143

	Construction & Engineering — 0.0%
781	Chicago Bridge & Iron Co.(a)	12,605

	Consumer Finance — 1.2%
2,148	Ally Financial, Inc.(a)	62,636
4,605	American Express Co.(a)	457,322
2,896	Capital One Financial Corp.(a)	288,384
4,364	Synchrony Financial(a)	168,494

		976,836

	Containers & Packaging — 0.4%
1,051	Crown Holdings, Inc.(a)(b)	59,119
3,203	International Paper Co.(a)	185,582
866	Packaging Corp. of America(a)	104,396

		349,097

	Diversified Financial Services — 1.9%
7,811	Berkshire Hathaway, Inc., Class B(a)(b)	1,548,296

	Diversified Telecommunication Services — 2.1%
22,795	AT&T, Inc.(a)	886,270
15,242	Verizon Communications, Inc.(a)	806,759

		1,693,029

	Electric Utilities — 2.0%
4,965	Alliant Energy Corp.(a)	211,559
6,907	American Electric Power Co., Inc.(a)	508,148
3,640	OGE Energy Corp.(a)	119,792
4,101	PG&E Corp.(a)	183,848
7,227	PPL Corp.(a)	223,676
6,090	Southern Co. (The)(a)	292,868
982	Westar Energy, Inc.(a)	51,849

		1,591,740

	Electrical Equipment — 0.4%
372	Acuity Brands, Inc.(a)	65,472
4,281	Emerson Electric Co.(a)	298,343

		363,815

	Electronic Equipment, Instruments & Components — 0.3%
1,039	Arrow Electronics, Inc.(a)(b)	83,546
768	Avnet, Inc.	30,428
5,103	Flex Ltd.(a)(b)	91,803

		205,777

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 0.9%
3,986	National Oilwell Varco, Inc.(a)	$143,576
2,188	Oceaneering International, Inc.(a)	46,254
7,485	Schlumberger Ltd.(a)	504,414

		694,244

	Food & Staples Retailing — 2.1%
2,038	Costco Wholesale Corp.(a)	379,313
4,256	CVS Health Corp.(a)	308,560
2,480	Sysco Corp.(a)	150,610
5,708	Wal-Mart Stores, Inc.(a)	563,665
4,078	Walgreens Boots Alliance, Inc.(a)	296,144

		1,698,292

	Food Products — 1.0%
782	Hain Celestial Group, Inc. (The)(a)(b)	33,149
457	Ingredion, Inc.(a)	63,889
3,247	Kellogg Co.(a)	220,731
8,549	Mondelez International, Inc., Class A(a)	365,897
830	Post Holdings, Inc.(a)(b)	65,761
611	TreeHouse Foods, Inc.(a)(b)	30,220

		779,647

	Gas Utilities — 0.1%
1,158	UGI Corp.(a)	54,368

	Health Care Equipment & Supplies — 2.4%
8,240	Abbott Laboratories(a)	470,257
682	Align Technology, Inc.(a)(b)	151,533
591	Cooper Cos., Inc. (The)(a)	128,767
1,472	DENTSPLY SIRONA, Inc.(a)	96,902
2,991	Hologic, Inc.(a)(b)	127,865
797	IDEXX Laboratories, Inc.(a)(b)	124,635
7,283	Medtronic PLC(a)	588,102
1,317	ResMed, Inc.(a)	111,537
745	STERIS PLC(a)	65,165
341	Teleflex, Inc.(a)	84,848

		1,949,611

	Health Care Providers & Services — 2.8%
1,943	Anthem, Inc.(a)	437,194
1,510	Centene Corp.(a)(b)	152,329
3,644	Express Scripts Holding Co.(a)(b)	271,988
1,311	McKesson Corp.(a)	204,450
1,426	MEDNAX, Inc.(a)(b)	76,205
4,760	UnitedHealth Group, Inc.(a)	1,049,390
487	WellCare Health Plans, Inc.(a)(b)	97,941

		2,289,497

	Health Care Technology — 0.1%
827	Veeva Systems, Inc., Class A(a)(b)	45,717

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 1.8%
116	Domino’s Pizza, Inc.	$21,919
505	Hilton Grand Vacations, Inc.(a)(b)	21,185
2,123	Hilton Worldwide Holdings, Inc.(a)	169,543
682	Las Vegas Sands Corp.(a)	47,392
3,389	McDonald’s Corp.(a)	583,315
4,179	MGM Resorts International(a)	139,537
5,125	Starbucks Corp.(a)	294,329
380	Yum China Holdings, Inc.(a)	15,207
2,266	Yum! Brands, Inc.(a)	184,928

		1,477,355

	Household Durables — 0.4%
1,794	Leggett & Platt, Inc.(a)	85,628
3,322	Newell Brands, Inc.(a)	102,650
3,420	Toll Brothers, Inc.(a)	164,228

		352,506

	Household Products — 1.8%
2,140	Church & Dwight Co., Inc.(a)	107,364
865	Clorox Co. (The)(a)	128,660
1,774	Kimberly-Clark Corp.(a)	214,051
10,794	Procter & Gamble Co. (The)(a)	991,752

		1,441,827

	Industrial Conglomerates — 2.4%
2,941	3M Co.(a)	692,223
36,349	General Electric Co.(a)	634,290
3,822	Honeywell International, Inc.(a)	586,142

		1,912,655

	Insurance — 2.1%
1,397	American Financial Group, Inc.(a)	151,631
930	Arch Capital Group Ltd.(a)(b)	84,416
3,084	Chubb Ltd.(a)	450,665
1,157	Cincinnati Financial Corp.(a)	86,740
2,118	Lincoln National Corp.(a)	162,811
3,756	Prudential Financial, Inc.(a)	431,865
486	Reinsurance Group of America, Inc.(a)	75,782
692	RenaissanceRe Holdings Ltd.(a)	86,908
996	Willis Towers Watson PLC(a)	150,087

		1,680,905

	Internet & Direct Marketing Retail — 3.0%
1,464	Amazon.com, Inc.(a)(b)	1,712,104
47	Liberty Expedia Holdings, Inc., Series A(a)(b)	2,084
1,552	Liberty Interactive Corp./QVC Group, Class A(a)(b)	37,900
628	Liberty Ventures, Series A(a)(b)	34,063
1,666	Netflix, Inc.(a)(b)	319,805
202	Priceline Group, Inc. (The)(a)(b)	351,023

		2,456,979

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Internet Software & Services — 5.0%
358	Alibaba Group Holding Ltd., Sponsored ADR(a)(b)	$61,730
1,215	Alphabet, Inc., Class A(a)(b)	1,279,881
1,001	Alphabet, Inc., Class C(a)(b)	1,047,446
9,251	Facebook, Inc., Class A(a)(b)	1,632,432

		4,021,489

	IT Services — 3.8%
2,566	Accenture PLC, Class A(a)	392,829
12	Amdocs Ltd.	786
1,500	DXC Technology Co.(a)	142,350
223	FleetCor Technologies, Inc.(a)(b)	42,912
532	Gartner, Inc.(a)(b)	65,516
1,053	Global Payments, Inc.(a)	105,553
3,640	International Business Machines Corp.(a)	558,449
4,463	MasterCard, Inc., Class A(a)	675,519
1,751	Paychex, Inc.(a)	119,208
8,712	Visa, Inc., Class A(a)	993,342

		3,096,464

	Leisure Products — 0.1%
590	Brunswick Corp.(a)	32,580
260	Polaris Industries, Inc.(a)	32,237

		64,817

	Life Sciences Tools & Services — 0.6%
639	Illumina, Inc.(a)(b)	139,615
1,846	Thermo Fisher Scientific, Inc.(a)	350,519

		490,134

	Machinery — 1.4%
897	AGCO Corp.(a)	64,073
3,318	Caterpillar, Inc.(a)	522,850
1,271	Cummins, Inc.(a)	224,509
1,398	IDEX Corp.(a)	184,494
426	WABCO Holdings, Inc.(a)(b)	61,131
674	Wabtec Corp.(a)	54,884

		1,111,941

	Media — 2.8%
984	AMC Networks, Inc., Class A(a)(b)	53,215
19,368	Comcast Corp., Class A(a)	775,688
18,692	Sirius XM Holdings, Inc.(a)	100,189
3,373	Time Warner, Inc.(a)	308,528
8,044	Twenty-First Century Fox, Inc., Class A(a)	277,759
6,709	Walt Disney Co. (The)(a)	721,285

		2,236,664

	Metals & Mining — 0.2%
6,251	Barrick Gold Corp.(a)	90,452
2,173	Steel Dynamics, Inc.(a)	93,721

		184,173

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Multi-Utilities — 0.4%
6,757	Public Service Enterprise Group, Inc.(a)	$347,985

	Multiline Retail — 0.1%
2,043	Nordstrom, Inc.(a)	96,797

	Oil, Gas & Consumable Fuels — 5.4%
1,641	Cheniere Energy, Inc.(a)(b)	88,352
8,217	Chevron Corp.(a)	1,028,686
1,828	Concho Resources, Inc.(a)(b)	274,602
662	Enbridge, Inc.	25,891
7,263	Encana Corp.(a)	96,816
1,435	Energen Corp.(a)(b)	82,613
17,072	Exxon Mobil Corp.(a)	1,427,902
1,306	HollyFrontier Corp.(a)	66,893
5,828	Noble Energy, Inc.(a)	169,828
5,134	Occidental Petroleum Corp.(a)	378,171
3,420	Phillips 66(a)	345,933
1,392	Pioneer Natural Resources Co.(a)	240,607
1,113	Whiting Petroleum Corp.(a)(b)	29,472
7,085	WPX Energy, Inc.(a)(b)	99,686

		4,355,452

	Pharmaceuticals — 4.8%
1,391	Allergan PLC(a)	227,540
6,590	Bristol-Myers Squibb Co.(a)	403,835
3,965	Eli Lilly & Co.(a)	334,884
240	Jazz Pharmaceuticals PLC(a)(b)	32,316
10,190	Johnson & Johnson(a)	1,423,747
10,679	Merck & Co., Inc.(a)	600,907
23,721	Pfizer, Inc.(a)	859,175

		3,882,404

	Professional Services — 0.2%
310	ManpowerGroup, Inc.(a)	39,094
1,353	Verisk Analytics, Inc.(a)(b)	129,888

		168,982

	Real Estate Management & Development — 0.0%
221	Jones Lang LaSalle, Inc.(a)	32,914

	REITs – Apartments — 0.7%
890	American Campus Communities, Inc.(a)	36,517
1,156	Camden Property Trust(a)	106,421
539	Essex Property Trust, Inc.(a)	130,098
1,221	Mid-America Apartment Communities, Inc.(a)	122,784
3,908	UDR, Inc.(a)	150,536

		546,356

	REITs – Diversified — 1.0%
2,597	Crown Castle International Corp.(a)	288,293
1,790	Digital Realty Trust, Inc.(a)	203,881

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Diversified — continued
6,373	Duke Realty Corp.(a)	$173,409
771	SBA Communications Corp.(a)(b)	125,951

		791,534

	REITs – Hotels — 0.0%
906	Park Hotels & Resorts, Inc.(a)	26,048

	REITs – Mortgage — 0.2%
3,823	AGNC Investment Corp.(a)	77,187
8,270	Annaly Capital Management, Inc.(a)	98,330

		175,517

	REITs – Office Property — 0.2%
1,019	Kilroy Realty Corp.(a)	76,069
1,154	SL Green Realty Corp.(a)	116,473

		192,542

	REITs – Shopping Centers — 0.2%
6,173	DDR Corp.(a)	55,310
1,796	Regency Centers Corp.(a)	124,247

		179,557

	REITs – Single Tenant — 0.3%
1,882	National Retail Properties, Inc.(a)	81,170
2,937	Realty Income Corp.(a)	167,468

		248,638

	REITs – Storage — 0.2%
1,517	Extra Space Storage, Inc.(a)	132,662

	Road & Rail — 0.9%
1,536	Norfolk Southern Corp.(a)	222,566
252	Old Dominion Freight Line, Inc.(a)	33,151
3,613	Union Pacific Corp.(a)	484,503

		740,220

	Semiconductors & Semiconductor Equipment — 3.8%
8,059	Applied Materials, Inc.(a)	411,976
19,255	Intel Corp.(a)	888,811
2,963	Maxim Integrated Products, Inc.(a)	154,906
2,607	NVIDIA Corp.(a)	504,454
663	NXP Semiconductors NV(a)(b)	77,631
6,229	QUALCOMM, Inc.(a)	398,780
5,955	Texas Instruments, Inc.(a)	621,940
981	Versum Materials, Inc.(a)	37,131

		3,095,629

	Software — 5.6%
3,733	Activision Blizzard, Inc.(a)	236,374
2,543	Adobe Systems, Inc.(a)(b)	445,635
560	ANSYS, Inc.(a)(b)	82,650
1,739	Cadence Design Systems, Inc.(a)(b)	72,725

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — continued
569	CDK Global, Inc.(a)	$40,558
384	Check Point Software Technologies Ltd.(a)(b)	39,790
387	Dell Technologies, Inc., Class V(a)(b)	31,455
342	Fortinet, Inc.(a)(b)	14,942
28,324	Microsoft Corp.(a)	2,422,835
12,346	Oracle Corp.(a)	583,719
3,192	salesforce.com, inc.(a)(b)	326,318
373	ServiceNow, Inc.(a)(b)	48,636
1,052	Synopsys, Inc.(a)(b)	89,673
597	Take-Two Interactive Software, Inc.(a)(b)	65,539
87	Ultimate Software Group, Inc. (The)(b)	18,986

		4,519,835

	Specialty Retail — 2.6%
796	Advance Auto Parts, Inc.(a)	79,353
961	Dick’s Sporting Goods, Inc.(a)	27,619
1,982	Foot Locker, Inc.(a)	92,916
5,394	Home Depot, Inc. (The)(a)	1,022,325
5,076	Lowe’s Cos., Inc.(a)	471,764
582	Signet Jewelers Ltd.(a)	32,912
4,135	TJX Cos., Inc. (The)(a)	316,162
424	Ulta Beauty, Inc.(a)(b)	94,832
187	Williams-Sonoma, Inc.	9,668

		2,147,551

	Technology Hardware, Storage & Peripherals — 4.4%
18,914	Apple, Inc.(a)	3,200,816
8,231	Hewlett Packard Enterprise Co.(a)	118,197
10,336	HP, Inc.(a)	217,160

		3,536,173

	Textiles, Apparel & Luxury Goods — 0.7%
388	Carter’s, Inc.(a)	45,586
3,829	Hanesbrands, Inc.(a)	80,064
462	Lululemon Athletica, Inc.(a)(b)	36,309
6,287	NIKE, Inc., Class B(a)	393,252
1,029	Skechers U.S.A., Inc., Class A(a)(b)	38,937

		594,148

	Thrifts & Mortgage Finance — 0.0%
244	New York Community Bancorp, Inc.(a)	3,177

	Tobacco — 1.6%
8,847	Altria Group, Inc.(a)	631,764
6,523	Philip Morris International, Inc.(a)	689,155

		1,320,919

	Water Utilities — 0.3%
2,388	American Water Works Co., Inc.(a)	218,478

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Wireless Telecommunication Services — 0.0%
1,342	Sprint Corp.(b)	$7,904

	Total Common Stocks (Identified Cost $57,819,939)	80,419,636

Principal Amount
Short-Term Investments — 2.7%
$2,219,220	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $2,219,353 on 1/02/2018 collateralized by $2,255,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $2,267,378 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,219,220)	2,219,220

	Total Investments — 102.0% (Identified Cost $60,039,159)	82,638,856
	Other assets less liabilities — (2.0)%	(1,650,167)

	Net Assets — 100.0%	$80,988,689

Written Options — (1.8%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (1.8%)
S&P 500® Index, Call	01/05/2018	2,650	(35)	$(9,357,635)	$(73,412)	$(103,950)
S&P 500® Index, Call	01/19/2018	2,600	(32)	(8,555,552)	(98,704)	(265,440)
S&P 500® Index, Call	01/19/2018	2,650	(33)	(8,822,913)	(145,117)	(128,205)
S&P 500® Index, Call	01/26/2018	2,700	(32)	(8,555,552)	(47,920)	(32,960)
S&P 500® Index, Call	02/16/2018	2,600	(33)	(8,822,913)	(178,118)	(303,105)
S&P 500® Index, Call	02/16/2018	2,625	(33)	(8,822,913)	(181,418)	(233,145)
S&P 500® Index, Call	02/16/2018	2,650	(32)	(8,555,552)	(147,120)	(163,040)
S&P 500® Index, Call	02/16/2018	2,675	(32)	(8,555,552)	(115,120)	(106,400)
S&P 500® Index, Call	03/16/2018	2,700	(35)	(9,357,635)	(157,413)	(108,675)

Total					$(1,144,342)	$(1,444,920)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2017

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2017

Banks	6.6%
Software	5.6
Oil, Gas & Consumable Fuels	5.4
Internet Software & Services	5.0
Pharmaceuticals	4.8
Technology Hardware, Storage & Peripherals	4.4
IT Services	3.8
Semiconductors & Semiconductor Equipment	3.8
Internet & Direct Marketing Retail	3.0
Biotechnology	3.0
Health Care Providers & Services	2.8
Media	2.8
Specialty Retail	2.6
Aerospace & Defense	2.4
Health Care Equipment & Supplies	2.4
Industrial Conglomerates	2.4
Capital Markets	2.2
Chemicals	2.1
Food & Staples Retailing	2.1
Diversified Telecommunication Services	2.1
Insurance	2.1
Beverages	2.0
Electric Utilities	2.0
Other Investments, less than 2% each	23.9
Short-Term Investments	2.7

Total Investments	102.0
Other assets less liabilities (including open written options)	(2.0)

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2017

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 94.2% of Net Assets
	Australia — 1.8%
400,000	National Australia Bank Ltd., GMTN, 0.350%, 9/07/2022, (EUR)(a)	$478,330

	Austria — 1.5%
300,000	Verbund AG, 1.500%, 11/20/2024, (EUR)(a)	376,665

	Canada — 3.0%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	783,325

	Finland — 0.7%
200,000	Municipality Finance PLC, REGS, 1.375%, 9/21/2021(a)	193,070

	France — 14.0%
100,000	Agence Francaise de Developpement, EMTN, 1.375%, 9/17/2024, (EUR)(a)	127,565
400,000	Electricite de France S.A., EMTN, 1.000%, 10/13/2026, (EUR)(a)	469,945
100,000	Engie S.A., EMTN, 1.500%, 3/27/2028, (EUR)	123,384
1,350,000	France Government Bond OAT, 1.750%, 6/25/2039, (EUR)(a)	1,706,582
300,000	ICADE, 1.500%, 9/13/2027, (EUR)	361,616
100,000	SNCF Reseau, EMTN, 1.000%, 11/09/2031, (EUR)(a)	115,768
200,000	SNCF Reseau, EMTN, 1.875%, 3/30/2034, (EUR)(a)	255,309
400,000	Unibail-Rodamco SE, EMTN, 1.000%, 3/14/2025, (EUR)(a)	485,861

		3,646,030

	Germany — 8.9%
100,000	Berlin Hyp AG, 0.500%, 9/26/2023, (EUR)(a)	119,356
100,000	Deutsche Kreditbank AG, Series 100, 0.625%, 6/08/2021, (EUR)(a)	121,600
1,000,000	Kreditanstalt fuer Wiederaufbau, 1.750%, 10/15/2019(a)	995,236
800,000	Kreditanstalt fuer Wiederaufbau, 2.000%, 9/29/2022(a)	787,086
370,000	Kreditanstalt fuer Wiederaufbau, MTN, 2.400%, 7/02/2020, (AUD)(a)	289,517

		2,312,795

	Italy — 5.0%
700,000	Hera SpA, EMTN, 2.375%, 7/04/2024, (EUR)(a)	924,035
300,000	Intesa Sanpaolo SpA, EMTN, 0.875%, 6/27/2022, (EUR)(a)	364,096

		1,288,131

	Japan — 3.2%
300,000	Mizuho Financial Group, Inc., EMTN, 0.956%, 10/16/2024, (EUR)	359,685
400,000	Sumitomo Mitsui Financial Group, Inc., EMTN, 0.934%, 10/11/2024, (EUR)	479,145

		838,830

	Netherlands — 12.7%
800,000	Enel Finance International NV, EMTN, 1.000%, 9/16/2024, (EUR)(a)	973,185
600,000	Iberdrola International BV, EMTN, 1.125%, 4/21/2026, (EUR)(a)	721,331
100,000	Iberdrola International BV, EMTN, 2.500%, 10/24/2022, (EUR)(a)	131,914
100,000	Nederlandse Waterschapsbank NV, EMTN, 1.000%, 9/03/2025, (EUR)	125,778
200,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	230,149
300,000	TenneT Holding BV, EMTN, 1.375%, 6/26/2029, (EUR)(a)	364,107
400,000	TenneT Holding BV, EMTN, 1.750%, 6/04/2027, (EUR)(a)	511,004
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)	246,016

		3,303,484

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2017

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Norway — 4.5%
$1,200,000	Kommunalbanken AS, MTN, 1.375%, 10/26/2020(a)	$1,173,180

	Spain — 1.9%
400,000	Adif - Alta Velocidad, 0.800%, 7/05/2023, (EUR)	481,088

	Supranationals — 14.4%
100,000	Asian Development Bank, GMTN, 2.375%, 8/10/2027	98,293
100,000	European Investment Bank, 1.500%, 11/15/2047, (EUR)(a)	123,351
400,000	European Investment Bank, 2.125%, 4/13/2026(a)	386,213
200,000	European Investment Bank, 2.375%, 5/24/2027(a)	196,379
700,000	European Investment Bank, 2.500%, 10/15/2024(a)	699,420
600,000	European Investment Bank, EMTN, 0.500%, 11/13/2037, (EUR)(a)	639,641
100,000	European Investment Bank, EMTN, 1.250%, 11/13/2026, (EUR)	128,471
200,000	International Bank for Reconstruction & Development, Series GDIF, 2.125%, 3/03/2025(a)	195,265
600,000	International Finance Corp., GMTN, 2.000%, 10/24/2022	591,499
700,000	International Finance Corp., GMTN, 2.125%, 4/07/2026(a)	678,163

		3,736,695

	Sweden — 5.4%
1,400,000	Svensk Exportkredit AB, GMTN, 1.875%, 6/23/2020(a)	1,390,797

	United Kingdom — 6.4%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)	665,107
600,000	SSE PLC, EMTN, 0.875%, 9/06/2025, (EUR)	711,413
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	281,836

		1,658,356

	United States — 10.8%
900,000	Apple, Inc., 2.850%, 2/23/2023(a)	912,192
300,000	Apple, Inc., 3.000%, 6/20/2027	298,684
400,000	Digital Realty Trust LP, 3.950%, 7/01/2022(a)	417,866
200,000	Southern Power Co., 4.150%, 12/01/2025(a)	210,766
800,000	Southern Power Co., Series 2016, 1.000%, 6/20/2022, (EUR)(a)	976,068

		2,815,576

	Total Bonds and Notes (Identified Cost $23,125,734)	24,476,352

Short-Term Investments — 2.8%
743,602	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $743,647 on 1/02/2018 collateralized by $755,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $759,144 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $743,602)	743,602

	Total Investments — 97.0% (Identified Cost $23,869,336)	25,219,954
	Other assets less liabilities — 3.0%	768,046

	Net Assets — 100.0%	$25,988,000

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2017

Mirova Global Green Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

At December 31, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/20/2018	5	$621,854	$620,234	$(1,620)
Euro-Buxl® 30 Year Bond	3/08/2018	1	201,240	196,607	(4,633)
German Euro BOBL	3/08/2018	6	951,096	947,473	(3,623)

Total					$(9,876)

At December 31, 2017, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Australian Dollar	3/19/2018	6	$459,222	$468,660	$(9,438)
British Pound	3/19/2018	12	1,009,915	1,016,775	(6,860)
Canadian Dollar	3/20/2018	10	780,071	799,000	(18,929)
Euro	3/19/2018	90	13,388,459	13,584,938	(196,479)
German Euro Bund	3/08/2018	4	784,071	775,967	8,104
UK Long Gilt	3/27/2018	2	334,078	337,970	(3,892)

Total					$(227,494)

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2017

Mirova Global Green Bond Fund – (continued)

Industry Summary at December 31, 2017

Utility – Electric	18.1%
Bank	15.8
Supra-National	14.4
Industrial	13.4
Financial	10.3
Government Agency	8.3
Government National	6.5
Government Regional	3.7
Special Purpose	2.6
Transportation – Rail	1.1
Short-Term Investments	2.8

Total Investments	97.0
Other assets less liabilities (including futures contracts)	3.0

Net Assets	100.0%

Currency Exposure Summary at December 31, 2017

Euro	51.1%
United States Dollar	38.1
British Pound	3.7
Canadian Dollar	3.0
Other, less than 2% each	1.1

Total Investments	97.0
Other assets less liabilities (including futures contracts)	3.0

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2017

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 96.2% of Net Assets
	Belgium — 3.4%
27,353	KBC Groep NV	$2,330,841

	China — 0.9%
66,000	BYD Co. Ltd.	573,375

	Denmark — 7.5%
8,800	Chr. Hansen Holding AS	825,021
5,826	Coloplast AS, Series B	463,170
45,389	Novo Nordisk AS, Class B	2,439,000
10,116	Novozymes AS	577,495
11,569	Vestas Wind Systems AS	799,421

		5,104,107

	France — 4.7%
15,921	Essilor International Cie Generale d’Optique S.A.	2,192,982
13,492	Valeo S.A.	1,005,029

		3,198,011

	Germany — 5.4%
2,920	Allianz SE, (Registered)	668,235
33,274	Deutsche Telekom AG	588,165
8,800	Fresenius SE & Co. KGaA	684,391
20,055	Symrise AG	1,719,494

		3,660,285

	Hong Kong — 4.9%
137,737	AIA Group Ltd.	1,171,542
41,400	Tencent Holdings Ltd.	2,142,777

		3,314,319

	Ireland — 2.5%
21,500	Eaton Corp. PLC	1,698,715

	Japan — 5.8%
11,100	Rinnai Corp.	1,004,285
66,000	Sekisui House Ltd.	1,190,551
26,700	Toyota Motor Corp.	1,701,590

		3,896,426

	Netherlands — 3.2%
5,132	ASML Holding NV	892,240
22,892	Unilever NV	1,288,887

		2,181,127

	Singapore — 1.4%
1,138,700	Raffles Medical Group Ltd.	953,564

	Switzerland — 2.4%
11,471	Cie Financiere Richemont S.A., (Registered)	1,038,904
1,300	Geberit AG, (Registered)	572,216

		1,611,120

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2017

Mirova Global Sustainable Equity Fund – (continued)

Shares	Description	Value (†)
	United Kingdom — 6.7%
15,700	Aptiv PLC	$1,331,831
5,233	Delphi Technologies PLC(a)	274,576
341,943	Legal & General Group PLC	1,258,891
65,345	Prudential PLC	1,673,507

		4,538,805

	United States — 47.4%
21,400	A.O. Smith Corp.	1,311,392
7,500	Acuity Brands, Inc.	1,320,000
3,101	Alphabet, Inc., Class A(a)	3,266,594
1,400	Amazon.com, Inc.(a)	1,637,258
10,174	American Water Works Co., Inc.	930,819
23,187	Danaher Corp.	2,152,217
16,300	Ecolab, Inc.	2,187,134
9,500	Ellie Mae, Inc.(a)	849,300
12,200	Facebook, Inc., Class A(a)	2,152,812
8,400	Gilead Sciences, Inc.	601,776
1,500	Illumina, Inc.(a)	327,735
4,100	International Flavors & Fragrances, Inc.	625,701
21,500	MasterCard, Inc., Class A	3,254,240
29,863	Microsoft Corp.	2,554,481
6,296	NextEra Energy, Inc.	983,372
8,000	Roper Technologies, Inc.	2,072,000
6,500	Signature Bank(a)	892,190
13,600	Thermo Fisher Scientific, Inc.	2,582,368
15,400	Visa, Inc., Class A	1,755,908
8,600	Watts Water Technologies, Inc., Series A	653,170

		32,110,467

	Total Common Stocks (Identified Cost $52,177,099)	65,171,162

Principal Amount
Short-Term Investments — 3.0%
$2,045,485	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $2,045,607 on 1/02/2018 collateralized by $2,080,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $2,091,417 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,045,485)	2,045,485

	Total Investments — 99.2% (Identified Cost $54,222,584)	67,216,647
	Other assets less liabilities — 0.8%	568,508

	Net Assets — 100.0%	$67,785,155

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2017

Mirova Global Sustainable Equity Fund – (continued)

Industry Summary at December 31, 2017

Internet Software & Services	11.2%
Chemicals	8.6
IT Services	7.4
Health Care Equipment & Supplies	7.1
Insurance	7.0
Electrical Equipment	5.6
Software	5.1
Banks	4.7
Life Sciences Tools & Services	4.3
Auto Components	3.9
Pharmaceuticals	3.6
Automobiles	3.4
Household Durables	3.3
Industrial Conglomerates	3.1
Building Products	2.8
Health Care Providers & Services	2.4
Internet & Direct Marketing Retail	2.4
Other Investments, less than 2% each	10.3
Short-Term Investments	3.0

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

Currency Exposure Summary at December 31, 2017

United States Dollar	55.3%
Euro	16.7
Danish Krone	7.5
Japanese Yen	5.8
Hong Kong Dollar	5.8
British Pound	4.3
Swiss Franc	2.4
Singapore Dollar	1.4

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities

December 31, 2017

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
ASSETS
Investments at cost	$6,198,727,233	$60,039,159	$23,869,336
Net unrealized appreciation	2,461,766,659	22,599,697	1,350,618

Investments at value	8,660,493,892	82,638,856	25,219,954
Due from brokers (Note 2)	—	—	489,623
Foreign currency at value (identified cost $0, $0 and $783,044, respectively)	—	—	798,889
Receivable for Fund shares sold	17,948,740	89,074	409
Receivable for securities sold	180,822,216	47,920	254,512
Dividends and interest receivable	8,469,846	82,817	133,897
Unrealized appreciation on futures contracts (Note 2)	—	—	8,104
Prepaid expenses (Note 8)	7,235	72	32

TOTAL ASSETS	8,867,741,929	82,858,739	26,905,420

LIABILITIES
Options written, at value (premiums received $120,536,424, $1,144,342 and $0, respectively) (Note 2)	153,198,670	1,444,920	—
Payable for securities purchased	174,953,209	—	604,948
Payable for Fund shares redeemed	8,949,823	—	—
Payable to custodian bank (Note 9)	—	278,480	—
Unrealized depreciation on futures contracts (Note 2)	—	—	245,474
Management fees payable (Note 6)	4,065,403	38,444	4,469
Deferred Trustees’ fees (Note 6)	651,812	29,596	3,563
Administrative fees payable (Note 6)	321,733	3,105	992
Payable to distributor (Note 6d)	60,343	485	—
Other accounts payable and accrued expenses	475,204	75,020	57,974

TOTAL LIABILITIES	342,676,197	1,870,050	917,420

NET ASSETS	$8,525,065,732	$80,988,689	$25,988,000

NET ASSETS CONSIST OF:
Paid-in capital	$6,382,336,003	$67,647,197	$26,051,162
Undistributed (Distributions in excess of) net investment income	7,177,681	(29,596)	194,112
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(293,552,395)	(8,928,031)	(1,379,910)
Net unrealized appreciation on investments, futures contracts, options written and foreign currency translations	2,429,104,443	22,299,119	1,122,636

NET ASSETS	$8,525,065,732	$80,988,689	$25,988,000

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

December 31, 2017

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,669,272,309	$7,085,038	$139,397

Shares of beneficial interest	49,870,908	586,425	14,000

Net asset value and redemption price per share	$33.47	$12.08	$9.96

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$35.51	$12.82	$10.40

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$336,890,619	$647,536	$—

Shares of beneficial interest	10,111,353	53,716	—

Net asset value and offering price per share	$33.32	$12.05	$—

Class N shares:
Net assets	$126,262,459	$1,076	$25,805,485

Shares of beneficial interest	3,773,222	89	2,586,809

Net asset value, offering and redemption price per share	$33.46	$12.09	$9.98

Class Y shares:
Net assets	$6,392,640,345	$73,255,039	$43,118

Shares of beneficial interest	191,065,099	6,061,039	4,327

Net asset value, offering and redemption price per share	$33.46	$12.09	$9.97	*

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities (continued)

December 31, 2017

Mirova Global Sustainable Equity Fund
ASSETS
Investments at cost	$54,222,584
Net unrealized appreciation	12,994,063

Investments at value	67,216,647
Foreign currency at value (identified cost $27,120)	27,166
Receivable for Fund shares sold	596,496
Receivable for securities sold	660,072
Dividends and interest receivable	14,890
Tax reclaims receivable	32,159
Prepaid expenses (Note 8)	64

TOTAL ASSETS	68,547,494

LIABILITIES
Payable for Fund shares redeemed	108
Payable to custodian bank (Note 9)	660,072
Management fees payable (Note 6)	37,913
Deferred Trustees’ fees (Note 6)	10,665
Administrative fees payable (Note 6)	2,518
Payable to distributor (Note 6d)	345
Other accounts payable and accrued expenses	50,718

TOTAL LIABILITIES	762,339

NET ASSETS	$67,785,155

NET ASSETS CONSIST OF:
Paid-in capital	$54,303,201
Distributions in excess of net investment income	(11,666)
Accumulated net realized gain on investments and foreign currency transactions	497,802
Net unrealized appreciation on investments and foreign currency translations	12,995,818

NET ASSETS	$67,785,155

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

December 31, 2017

	Mirova Global Sustainable Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$3,260,460

Shares of beneficial interest	255,354

Net asset value and redemption price per share	$12.77

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.55

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,164,399

Shares of beneficial interest	92,179

Net asset value and offering price per share	$12.63

Class N shares:
Net assets	$1,149

Shares of beneficial interest	90

Net asset value, offering and redemption price per share	$12.81	*

Class Y shares:
Net assets	$63,359,147

Shares of beneficial interest	4,945,138

Net asset value, offering and redemption price per share	$12.81

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended December 31, 2017

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund(a)
INVESTMENT INCOME
Interest	$434,678	$3,894	$303,844
Dividends	171,654,582	1,612,889	—
Less net foreign taxes withheld	(28,109)	(867)	(391)

	172,061,151	1,615,916	303,453

Expenses
Management fees (Note 6)	50,695,230	512,391	117,442
Service and distribution fees (Note 6)	7,812,527	27,911	75
Administrative fees (Note 6)	3,577,170	35,101	9,509
Trustees’ fees and expenses (Note 6)	302,828	20,740	14,490
Transfer agent fees and expenses (Notes 6 and 7)	5,705,737	41,423	1,610
Audit and tax services fees	52,474	51,158	41,961
Custodian fees and expenses	376,656	54,432	10,881
Interest expense (Note 12)	—	—	3,688
Legal fees	185,534	1,693	466
Registration fees	233,900	93,238	14,545
Shareholder reporting expenses	552,422	4,909	10,641
Miscellaneous expenses (Note 8)	228,169	11,519	13,861

Total expenses	69,722,647	854,515	239,169
Less waiver and/or expense reimbursement (Note 6)	(5,872,615)	(77,467)	(96,593)

Net expenses	63,850,032	777,048	142,576

Net investment income	108,211,119	838,868	160,877

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,459,689,798	1,830,668	513,342
Futures contracts	—	—	(1,381,457)
Options written	(562,013,864)	(5,634,939)	—
Foreign currency transactions (Note 2c)	848	22	18,906
Net change in unrealized appreciation (depreciation) on:
Investments	(234,657,166)	12,105,725	1,350,618
Futures contracts	—	—	(237,370)
Options written	(20,438,813)	(159,664)	—
Foreign currency translations (Note 2c)	(152)	—	9,388

Net realized and unrealized gain on investments, futures contracts, options written and foreign currency transactions	642,580,651	8,141,812	273,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$750,791,770	$8,980,680	$434,304

(a)	From commencement of operations on February 28, 2017 through December 31, 2017.

See accompanying notes to financial statements.

57  |

Statements of Operations (continued)

For the Year Ended December 31, 2017

Mirova Global Sustainable Equity Fund
INVESTMENT INCOME
Dividends	$834,421
Interest	7,420
Less net foreign taxes withheld	(62,110)

779,731

Expenses
Management fees (Note 6)	480,229
Service and distribution fees (Note 6)	5,223
Administrative fees (Note 6)	26,726
Trustees’ fees and expenses (Note 6)	17,606
Transfer agent fees and expenses (Notes 6 and 7)	15,944
Audit and tax services fees	43,532
Custodian fees and expenses	23,640
Legal fees	1,260
Registration fees	72,904
Shareholder reporting expenses	2,604
Miscellaneous expenses (Note 8)	13,700

Total expenses	703,368
Less waiver and/or expense reimbursement (Note 6)	(73,419)

Net expenses	629,949

Net investment income	149,782

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	1,193,195
Foreign currency transactions (Note 2c)	4,104
Net change in unrealized appreciation (depreciation) on:
Investments	14,325,525
Foreign currency translations (Note 2c)	2,912

Net realized and unrealized gain on investments and foreign currency transactions	15,525,736

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,675,518

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets

	Gateway Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$108,211,119	$125,507,407
Net realized gain on investments, options written and foreign currency transactions	897,676,782	322,163,349
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(255,096,131)	(11,608,461)

Net increase in net assets resulting from operations	750,791,770	436,062,295

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(18,006,320)	(25,053,905)
Class C	(1,226,639)	(2,443,921)
Class N(a)	(688,888)	—
Class Y	(76,225,048)	(97,909,866)

Total distributions	(96,146,895)	(125,407,692)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 14)	198,252,858	(902,825,602)

Net increase (decrease) in net assets	852,897,733	(592,170,999)
NET ASSETS
Beginning of the year	7,672,167,999	8,264,338,998

End of the year	$8,525,065,732	$7,672,167,999

UNDISTRIBUTED NET INVESTMENT INCOME	$7,177,681	$2,341,759

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	Gateway Equity Call Premium Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$838,868	$804,901
Net realized loss on investments, options written and foreign currency transactions	(3,804,249)	(3,388,474)
Net change in unrealized appreciation (depreciation) on investments and options written	11,946,061	8,047,271

Net increase in net assets resulting from operations	8,980,680	5,463,698

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(68,042)	(57,801)
Class C	(534)	(1,192)
Class N(a)	(9)	—
Class Y	(756,852)	(719,110)

Total distributions	(825,437)	(778,103)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 14)	2,223,758	11,698,686

Net increase in net assets	10,379,001	16,384,281
NET ASSETS
Beginning of the year	70,609,688	54,225,407

End of the year	$80,988,689	$70,609,688

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(29,596)	$(21,052)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

Mirova Global Green Bond Fund
Period Ended December 31, 2017(a)
FROM OPERATIONS:
Net investment income	$160,877
Net realized loss on investments, futures contracts and foreign currency transactions	(849,209)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,122,636

Net increase in net assets resulting from operations	434,304

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,938)
Class N	(501,290)
Class Y	(675)

Total distributions	(503,903)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 14)	26,057,599

Net increase in net assets	25,988,000
NET ASSETS
Beginning of the year	—

End of the year	$25,988,000

UNDISTRIBUTED NET INVESTMENT INCOME	$194,112

(a)	From commencement of operations on February 28, 2017 through December 31, 2017.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2017	Period Ended December 31, 2016(a)
FROM OPERATIONS:
Net investment income	$149,782	$92,791
Net realized gain (loss) on investments and foreign currency transactions	1,197,299	(110,685)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	14,328,437	(1,332,619)

Net increase (decrease) in net assets resulting from operations	15,675,518	(1,350,513)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,999)	(24)
Class N(b)	(3)	—
Class Y	(148,952)	(43,472)
Net realized capital gains
Class A	(29,257)	(81)
Class C	(10,251)	(60)
Class N(b)	(10)	—
Class Y	(563,786)	(56,464)

Total distributions	(759,258)	(100,101)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 14)	3,152,882	51,166,627

Net increase in net assets	18,069,142	49,716,013
NET ASSETS
Beginning of the year	49,716,013	—

End of the year	$67,785,155	$49,716,013

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(11,666)	$(9,340)

(a)	From commencement of operations on March 31, 2016 through December 31, 2016.
(b)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

|  62

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$30.84	$29.72	$29.58		$29.00	$27.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.41	0.57	(b)	0.39	0.43
Net realized and unrealized gain (loss)	2.58	1.13	0.12		0.57	1.82

Total from Investment Operations	2.97	1.54	0.69		0.96	2.25

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.42)	(0.55)		(0.38)	(0.38)

Net asset value, end of the period	$33.47	$30.84	$29.72		$29.58	$29.00

Total return(c)(d)	9.66%	5.23%	2.34%		3.33%	8.39%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,669,272	$1,755,576	$1,864,118		$1,976,457	$2,351,788
Net expenses(e)	0.94%	0.94%	0.94%		0.94%	0.94%
Gross expenses	1.02%	1.02%	1.01%		1.02%	1.03%
Net investment income	1.20%	1.39%	1.91	%(b)	1.33%	1.51%
Portfolio turnover rate	34%	14%	10%		13%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.37, and the ratio of net investment income to average net assets would have been 1.24%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$30.72	$29.61	$29.48		$28.90	$27.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.19	0.34	(b)	0.17	0.21
Net realized and unrealized gain (loss)	2.57	1.11	0.12		0.57	1.82

Total from Investment Operations	2.71	1.30	0.46		0.74	2.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.19)	(0.33)		(0.16)	(0.17)

Net asset value, end of the period	$33.32	$30.72	$29.61		$29.48	$28.90

Total return(c)(d)	8.85%	4.42%	1.54%		2.58%	7.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$336,891	$366,584	$387,235		$353,339	$331,465
Net expenses(e)	1.70%	1.70%	1.70%		1.70%	1.70%
Gross expenses	1.77%	1.77%	1.76%		1.77%	1.78%
Net investment income	0.44%	0.63%	1.15	%(b)	0.57%	0.75%
Portfolio turnover rate	34%	14%	10%		13%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, and the ratio of net investment income to average net assets would have been 0.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

Gateway Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$31.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32
Net realized and unrealized gain (loss)	1.56

Total from Investment Operations	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)

Net asset value, end of the period	$33.46

Total return(b)(c)	5.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$126,262
Net expenses(d)(e)	0.65%
Gross expenses(e)	0.74%
Net investment income(e)	1.42%
Portfolio turnover rate(f)	34%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$30.83	$29.71	$29.57		$28.99	$27.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.49	0.64	(b)	0.46	0.50
Net realized and unrealized gain (loss)	2.58	1.12	0.12		0.57	1.82

Total from Investment Operations	3.05	1.61	0.76		1.03	2.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.49)	(0.62)		(0.45)	(0.45)

Net asset value, end of the period	$33.46	$30.83	$29.71		$29.57	$28.99

Total return(c)	9.93%	5.48%	2.59%		3.58%	8.65%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,392,640	$5,550,008	$6,012,987		$5,814,900	$5,520,003
Net expenses(d)	0.70%	0.70%	0.70%		0.70%	0.70%
Gross expenses	0.77%	0.77%	0.76%		0.77%	0.78%
Net investment income	1.44%	1.63%	2.16	%(b)	1.57%	1.76%
Portfolio turnover rate	34%	14%	10%		13%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.45, and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.89	$10.22	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.11	0.15	(b)	0.02
Net realized and unrealized gain (loss)	1.18	0.66	0.24		(0.02)

Total from Investment Operations	1.28	0.77	0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.10)	(0.13)		(0.04)

Net asset value, end of the period	$12.08	$10.89	$10.22		$9.96

Total return(d)(e)	11.80%	7.58%	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,085	$6,507	$3,855		$96
Net expenses(g)	1.20%	1.20%	1.20%		1.20	%(h)
Gross expenses	1.30%	1.31%	1.70%		3.69	%(h)
Net investment income	0.85%	1.02%	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	19%	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.87	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.02	0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	1.18	0.68	0.22		(0.01)

Total from Investment Operations	1.19	0.70	0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.05)	(0.06)		(0.02)

Net asset value, end of the period	$12.05	$10.87	$10.22		$9.97

Total return(d)(e)	10.95%	6.85%	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$648	$524	$37		$1
Net expenses(g)	1.95%	1.95%	1.95%		1.95	%(h)
Gross expenses	2.05%	1.98%	2.40%		4.37	%(h)
Net investment income	0.10%	0.23%	0.85	%(b)	0.01	%(h)
Portfolio turnover rate	19%	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

Gateway Equity Call Premium Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10
Net realized and unrealized gain (loss)	0.75

Total from Investment Operations	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)

Net asset value, end of the period	$12.09

Total return(b)(c)	7.50%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.90%
Gross expenses(e)	14.26%
Net investment income(e)	1.22%
Portfolio turnover rate(f)	19%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.89	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.13	0.16	(b)	0.02
Net realized and unrealized gain (loss)	1.19	0.67	0.24		(0.01)

Total from Investment Operations	1.32	0.80	0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.13)	(0.15)		(0.04)

Net asset value, end of the period	$12.09	$10.89	$10.22		$9.97

Total return(c)	12.21%	7.83%	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$73,255	$63,578	$50,334		$20,815
Net expenses(e)	0.95%	0.95%	0.95%		0.95	%(f)
Gross expenses	1.05%	1.06%	1.45%		3.54	%(f)
Net investment income	1.10%	1.27%	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	19%	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04
Net realized and unrealized gain (loss)	0.11

Total from Investment Operations	0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)

Net asset value, end of the period	$9.96

Total return(b)(c)(d)	1.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$139
Net expenses(e)(f)	0.96	%(g)
Gross expenses(f)	5.23	%(g)
Net investment income(f)	0.49%
Portfolio turnover rate	46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 5.22%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain (loss)	0.12

Total from Investment Operations	0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)

Net asset value, end of the period	$9.98

Total return(b)(c)	1.77%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,805
Net expenses(d)(e)	0.67	%(f)
Gross expenses(e)	1.11	%(f)
Net investment income(e)	0.75%
Portfolio turnover rate	46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.10%.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain (loss)	0.11

Total from Investment Operations	0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)

Net asset value, end of the period	$9.97

Total return(b)(c)	1.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43
Net expenses(d)(e)	0.71	%(f)
Gross expenses(e)	3.62	%(f)
Net investment income(e)	0.71%
Portfolio turnover rate	46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 3.62%.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$9.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	0.02
Net realized and unrealized gain (loss)	3.06	(0.11)

Total from Investment Operations	3.02	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.00	)(b)
Net realized capital gains	(0.12)	(0.01)

Total Distributions	(0.15)	(0.01)

Net asset value, end of the period	$12.77	$9.90

Total return(c)(d)	30.44%	(0.85	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,260	$71
Net expenses(f)	1.29%	1.30	%(g)
Gross expenses	1.43%	1.72	%(g)
Net investment income (loss)	(0.36)%	0.23	%(g)
Portfolio turnover rate	20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$9.85	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	3.02	(0.08)

Total from Investment Operations	2.90	(0.14)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.12)	(0.01)

Net asset value, end of the period	$12.63	$9.85

Total return(b)(c)	29.40%	(1.39	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,164	$52
Net expenses(e)	2.04%	2.05	%(f)
Gross expenses	2.18%	2.20	%(f)
Net investment loss	(1.02)%	(0.77	)%(f)
Portfolio turnover rate	20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Mirova Global Sustainable Equity Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain (loss)	1.66

Total from Investment Operations	1.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)
Net realized capital gains	(0.12)

Total Distributions	(0.16)

Net asset value, end of the period	$12.81

Total return(b)(c)	14.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	1.00%
Gross expenses(e)	14.30%
Net investment income(e)	0.29%
Portfolio turnover rate(f)	20%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$9.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.03
Net realized and unrealized gain (loss)	3.02	(0.10)

Total from Investment Operations	3.05	(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.01)
Net realized capital gains	(0.12)	(0.01)

Total Distributions	(0.15)	(0.02)

Net asset value, end of the period	$12.81	$9.91

Total return(b)	30.75%	(0.70	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,359	$49,593
Net expenses(d)	1.04%	1.05	%(e)
Gross expenses	1.16%	1.21	%(e)
Net investment income	0.26%	0.35	%(e)
Portfolio turnover rate	20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

77  |

Notes to Financial Statements

December 31, 2017

1.  Organization.  Gateway Trust and Natixis Funds Trust I (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Fund

Gateway Equity Call Premium Fund

Natixis Funds Trust I:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Global Green Bond Fund commenced operations on February 28, 2017 via contributions to the Fund by Natixis Investment Managers L.P. (“Natixis”) and Natixis Sustainable Future Funds of $21,210,000 and $3,790,000, respectively. Natixis Sustainable Future Funds is a series of ten affiliated mutual funds that commenced operations on February 28, 2017 via contribution to the Funds by Natixis.

Each Fund is a diversified investment company, except for the Global Green Bond Fund which is a non-diversified investment company.

Each Fund offers Class A, Class N (effective May 1, 2017 for Gateway Fund, Gateway Equity Call Premium Fund and Global Sustainable Equity Fund) and Class Y shares. Gateway Fund, Gateway Equity Call Premium Fund and Global Sustainable Equity Fund also offer Class C shares. Class T shares of Gateway Fund, Gateway Equity Call Premium Fund and Global Sustainable Equity Fund are not are not currently available for purchase.

Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Fund, Gateway Equity Call Premium Fund and Global Sustainable Equity Fund and 4.25% for Global Green Bond Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

|  78

Notes to Financial Statements (continued)

December 31, 2017

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an

79  |

Notes to Financial Statements (continued)

December 31, 2017

independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Funds will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2017 securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$28,802,009	42.5%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

|  80

Notes to Financial Statements (continued)

December 31, 2017

As of December 31, 2017 purchased and written options held by the Funds were fair valued using the closing rotation values published by the CBOE as follows:

Fund	Purchased Options	Percentage of Net Assets	Written Options	Percentage of Net Assets
Gateway Fund	$13,136,125	0.1%	$153,198,670	1.8%
Gateway Equity Call Premium Fund	—	—	1,444,920	1.8%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations

81  |

Notes to Financial Statements (continued)

December 31, 2017

reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Option Contracts.  Gateway Fund’s and Gateway Equity Call Premium Fund’s investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

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When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

f.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statement of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2017, as applicable, and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s

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understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization, non-deductible expenses, return of capital and capital gain distributions received, distribution re-designations and distributions in excess of income and/or capital gain. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, futures contract mark-to-market, return of capital distributions received, deferred trustees’ fees and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2017 and 2016 was as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$96,146,895	$—	$96,146,895	$125,407,692	$—	$125,407,692
Gateway Equity Call Premium Fund	825,437	—	825,437	778,103	—	778,103
Global Green Bond Fund	503,903	—	503,903	—	—	—
Global Sustainable Equity Fund	270,696	488,562	759,258	100,101	—	100,101

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund
Undistributed ordinary income	$7,829,492	$—	$197,675	$—
Undistributed long-term capital gains	—	—	—	494,882

Total undistributed earnings	7,829,492	—	197,675	494,882

Capital loss carryforward:
Short-term:
Expires:
December 31, 2018	(359,753,704)	—	—	—
No expiration date	—	(4,993,709)	(607,978)	—
Long-term:
No expiration date	—	(4,236,211)	(971,466)	—

Total capital loss carryforward	$(359,753,704)	$(9,229,920)	$(1,579,444)	$—

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	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund
Late-year ordinary and post-October capital loss deferrals*	$—	$—	$—	$(1,001)

Unrealized appreciation	2,495,305,753	22,601,008	1,322,170	12,998,738

Total accumulated earnings (losses)	$2,143,381,541	$13,371,088	$(59,599)	$13,492,619

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

As of December 31, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund
Federal tax cost	$6,152,052,044	$60,037,849	$23,907,172	$54,219,664

Gross tax appreciation	$2,638,614,383	$23,560,784	$1,360,640	$13,561,508
Gross tax depreciation	(143,308,660)	(959,776)	(47,858)	(564,525)

Net tax appreciation	$2,495,305,723	$22,601,008	$1,312,782	$12,996,983

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including

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interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,429,239,556	$—	$—	$8,429,239,556
Purchased Options	—	13,136,125	—	13,136,125
Short-Term Investments	—	218,118,211	—	218,118,211

Total	$8,429,239,556	$231,254,336	$—	$8,660,493,892

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(153,198,670)	$—	$(153,198,670)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$80,419,636	$—	$—	$80,419,636
Short-Term Investments	—	2,219,220	—	2,219,220

Total	$80,419,636	$2,219,220	$—	$82,638,856

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(1,444,920)	$—	$(1,444,920)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

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Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$24,476,352	$—	$24,476,352
Short-Term Investments	—	743,602	—	743,602
Futures Contracts (unrealized appreciation)	8,104	—	—	8,104

Total	$8,104	$25,219,954	$—	$25,228,058

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(245,474)	$—	$—	$(245,474)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$2,330,841	$—	$2,330,841
China	—	573,375	—	573,375
Denmark	—	5,104,107	—	5,104,107
France	—	3,198,011	—	3,198,011
Germany	—	3,660,285	—	3,660,285
Hong Kong	—	3,314,319	—	3,314,319
Japan	—	3,896,426	—	3,896,426
Netherlands	—	2,181,127	—	2,181,127
Switzerland	—	1,611,120	—	1,611,120
United Kingdom	1,606,407	2,932,398	—	4,538,805
All Other Common Stocks(a)	34,762,746	—	—	34,762,746

Total Common Stocks	36,369,153	28,802,009	—	65,171,162

Short-Term Investments	—	2,045,485	—	2,045,485

Total	$36,369,153	$30,847,494	$—	$67,216,647

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2017

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include futures contracts, written index call options and purchased index put options.

Gateway Fund and Gateway Equity Call Premium Fund seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Funds’ ability to profit from increases in the value of its equity portfolio. The Gateway Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Funds with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2017, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with this objective.

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in futures, forwards and foreign currency transactions for hedging and investment purposes and to manage duration. During the period ended December 31, 2017, the Fund used futures contracts to gain yield curve exposure, manage duration and for currency hedging purposes in accordance with its objective.

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$13,136,125

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December 31, 2017

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(153,198,670)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2017, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(235,567,627)	$(562,013,864)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(3,827,388)	$(20,438,813)

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2017, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(1,444,920)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2017, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(5,634,939)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$(159,664)

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$8,104

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Notes to Financial Statements (continued)

December 31, 2017

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(13,768)
Foreign exchange contracts	(231,706)

Total exchange-traded liability derivatives	$(245,474)

Transactions in derivative instruments for Global Green Bond Fund during the period ended December 31, 2017, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(71,749)
Foreign exchange contracts	(1,309,708)

Total	$(1,381,457)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(5,664)
Foreign exchange contracts	(231,706)

Total	$(237,370)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2017:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	98.99%	98.99%
Highest Notional Amount Outstanding	99.08%	99.08%
Lowest Notional Amount Outstanding	98.85%	98.85%
Notional Amount Outstanding as of December 31, 2017	98.99%	98.99%

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Notes to Financial Statements (continued)

December 31, 2017

The volume of option contract activity as a percentage of investments in common stocks for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2017:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.97%
Highest Notional Amount Outstanding	99.20%
Lowest Notional Amount Outstanding	98.69%
Notional Amount Outstanding as of December 31, 2017	98.74%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of futures contract activity as a percentage of net assets, for Global Green Bond Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the period ended December 31, 2017:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	75.68%
Highest Notional Amount Outstanding	84.70%
Lowest Notional Amount Outstanding	62.16%
Notional Amount Outstanding as of December 31, 2017	72.14%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the

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contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$542,765	$542,765

5.  Purchases and Sales of Securities.  For the year ended (period ended for Global Green Bond Fund) December 31, 2017, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Fund	$2,702,274,365	$3,184,009,390
Gateway Equity Call Premium Fund	15,153,529	17,888,018
Global Green Bond Fund	33,292,042	10,656,181
Global Sustainable Equity Fund	14,415,988	11,510,933

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Gateway Fund and Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.65%	0.60%	0.58%
Gateway Equity Call Premium Fund	0.65%	0.65%	0.65%

Natixis Asset Management U.S., LLC (“Natixis AM US”) serves as investment adviser to the Global Green Bond Fund and Global Sustainable Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.55%
Global Sustainable Equity Fund	0.80%

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December 31, 2017

Gateway Advisers and Natixis AM US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2018, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended (period ended for Class N and Global Green Bond Fund) December 31, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	1.20%	1.95%	0.90%	0.95%
Global Green Bond Fund	0.95%	—	0.65%	0.70%
Global Sustainable Equity Fund	1.30%	2.05%	1.00%	1.05%

Gateway Advisers and Natixis AM US shall be permitted to recover expenses they have borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended (period ended for Global Green Bond Fund) December 31, 2017, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Gateway Fund	$50,695,230	$5,686,948	$—	$45,008,282	0.63%	0.56%
Gateway Equity Call Premium Fund	512,391	77,375	—	435,016	0.65%	0.55%

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December 31, 2017

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Global Green Bond Fund	$117,442	$95,290	$—	$22,152	0.55%	0.10%
Global Sustainable Equity Fund	480,229	65,673	7,651	406,905	0.80%	0.68%

[1]	Management fee waiver is subject to possible recovery until December 31, 2018.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

For the year ended (period ended for Global Green Bond Fund) December 31, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$173,713	$—	$—	$—	$173,713
Global Green Bond Fund	1,148	—	—	155	1,303

No expenses were recovered during the year ended (period ended for Global Green Bond Fund) December 31, 2017 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, if applicable, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

December 31, 2017

Also under the Class C Plan, if applicable, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended (period ended for Global Green Bond Fund) December 31, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Fund	$4,342,820	$867,427	$2,602,280
Gateway Equity Call Premium Fund	21,868	1,511	4,532
Global Green Bond Fund	75	—	—
Global Sustainable Equity Fund	1,682	885	2,656

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended (period ended for Global Green Bond Fund) December 31, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Fund	$3,577,170
Gateway Equity Call Premium Fund	35,101
Global Green Bond Fund	9,509
Global Sustainable Equity Fund	26,726

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly

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December 31, 2017

at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended (period ended Global Green Bond Fund) December 31, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$4,956,035
Gateway Equity Call Premium Fund	32,990
Global Green Bond Fund	21
Global Sustainable Equity Fund	11,922

As of December 31, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$60,343
Gateway Equity Call Premium Fund	485
Global Sustainable Equity Fund	345

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2017, were as follows:

Fund	Commissions
Gateway Fund	$207,905
Gateway Equity Call Premium Fund	2,921
Global Sustainable Equity Fund	3,164

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive

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Notes to Financial Statements (continued)

December 31, 2017

any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2018, the Chairperson of the Board will receive a retainer fee at the annual rate of $340,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $170,000, the chairperson of the Contract Review Committee and Audit Committee each will receive an additional retainer fee at the annual rate of $20,000 and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $12,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payment by Affiliates.  During the period ended December 31, 2017, Natixis AM US reimbursed Global Green Bond Fund $125 in connection with a trading error.

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Notes to Financial Statements (continued)

December 31, 2017

h.  Affiliated Ownership.  As of December 31, 2017, the percentage of each Fund’s net assets owned by affiliates is as follows:

Gateway Equity Call Premium Fund	Percentage of Net Assets
Natixis Advisors	less than 0.01%

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	4.62%
Natixis Sustainable Future 2020 Fund	4.15%
Natixis Sustainable Future 2025 Fund	2.66%
Natixis Sustainable Future 2030 Fund	1.68%
Natixis Sustainable Future 2035 Fund	1.19%
Natixis Sustainable Future 2040 Fund	0.67%
Natixis Sustainable Future 2045 Fund	0.41%
Natixis Sustainable Future 2050 Fund	0.28%
Natixis Sustainable Future 2055 Fund	0.30%
Natixis Sustainable Future 2060 Fund	0.31%
Natixis and affiliates	83.07%

99.34%

Global Sustainable Equity Fund	Percentage of Net Assets
Natixis Advisors	less than 0.01%
Natixis and affiliates	49.29%

Investment activities of affiliated shareholders could have material impacts on the Fund.

i.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Gateway Fund, Gateway Equity Call Premium Fund and Global Sustainable Equity Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2018 and is not subject to recovery under the expense limitation agreement described above.

For the period May 1, 2017 through December 31, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursements of Transfer Agency Expenses Class N
Gateway Fund	$11,954
Gateway Equity Call Premium Fund	92
Global Sustainable Equity Fund	95

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Notes to Financial Statements (continued)

December 31, 2017

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the period from May 1, 2017 (February 28, 2017 for Global Green Bond Fund), commencement of Class N operations, through December 31, 2017, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$794,720	$158,237	$11,954	$2,805,281
Gateway Equity Call Premium Fund	3,273	204	92	23,451
Global Green Bond Fund	1,186	—	262	164
Global Sustainable Equity Fund	303	150	95	13,177

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended December 31, 2017, none of the Funds had borrowings under these agreements.

9.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear

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Notes to Financial Statements (continued)

December 31, 2017

interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At December 31, 2017, the Funds had payables to the custodian bank in connection with these overdrafts as follows:

Payable to Custodian Bank
Gateway Equity Call Premium Fund	$278,480
Global Sustainable Equity Fund	660,072

10.  Broker Commission Recapture.  The Gateway Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statements of Operations.

For the year ended December 31, 2017, the Fund had no amounts rebated under these agreements.

11.  Concentration of Risk.  The Global Sustainable Equity Fund and Global Green Bond Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

12.  Interest Expense.  The Funds may incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2017 is reflected on the Statements of Operations.

13.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6h)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	2	75.22%	—	75.22%
Global Green Bond Fund	—	—	99.34%	99.34%
Global Sustainable Equity Fund	—	—	49.29%	49.29%

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Notes to Financial Statements (continued)

December 31, 2017

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

14.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	11,877,615	$380,305,952	16,559,714	$491,042,327
Issued in connection with the reinvestment of distributions	501,051	16,214,649	754,687	22,679,772
Redeemed	(19,432,242)	(625,661,265)	(23,117,116)	(687,596,539)

Net change	(7,053,576)	$(229,140,664)	(5,802,715)	$(173,874,440)

Class C
Issued from the sale of shares	1,324,365	$42,461,524	1,841,324	$54,446,816
Issued in connection with the reinvestment of distributions	30,037	965,515	61,318	1,830,016
Redeemed	(3,175,268)	(101,409,398)	(3,049,870)	(90,760,674)

Net change	(1,820,866)	$(57,982,359)	(1,147,228)	$(34,483,842)

Class N(a)
Issued from the sale of shares	3,986,733	$131,101,034	—	$—
Issued in connection with the reinvestment of distributions	1,728	57,339	—	—
Redeemed	(215,239)	(7,124,210)	—	—

Net change	3,773,222	$124,034,163	—	$—

Class Y
Issued from the sale of shares	62,338,029	$2,010,865,299	69,770,111	$2,073,132,056
Issued in connection with the reinvestment of distributions	1,918,062	62,178,172	2,272,929	68,355,689
Redeemed	(53,219,787)	(1,711,701,753)	(94,427,074)	(2,835,955,065)

Net change	11,036,304	$361,341,718	(22,384,034)	$(694,467,320)

Increase (decrease) from capital share transactions	5,935,084	$198,252,858	(29,333,977)	$(902,825,602)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

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Notes to Financial Statements (continued)

December 31, 2017

14.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	535,418	$6,158,261	592,010	$6,121,622
Issued in connection with the reinvestment of distributions	5,824	67,504	5,121	53,868
Redeemed	(552,465)	(6,565,662)	(376,732)	(3,971,403)

Net change	(11,223)	$(339,897)	220,399	$2,204,087

Class C
Issued from the sale of shares	10,471	$117,776	45,956	$492,236
Issued in connection with the reinvestment of distributions	47	533	111	1,192
Redeemed	(5,052)	(57,315)	(1,416)	(14,955)

Net change	5,466	$60,994	44,651	$478,473

Class N(a)
Issued from the sale of shares	88	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	9	—	—

Net change	89	$1,010	—	$—

Class Y
Issued from the sale of shares	1,249,514	$14,264,592	1,581,610	$15,844,856
Issued in connection with the reinvestment of distributions	33,652	391,063	39,283	412,824
Redeemed	(1,058,760)	(12,154,004)	(708,332)	(7,241,554)

Net change	224,406	$2,501,651	912,561	$9,016,126

Increase (decrease) from capital share transactions	218,738	$2,223,758	1,177,611	$11,698,686

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

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Notes to Financial Statements (continued)

December 31, 2017

14.  Capital Shares (continued).

	Period Ended December 31, 2017(a)
Global Green Bond Fund	Shares	Amount
Class A
Issued from the sale of shares	14,126	$142,758
Issued in connection with the reinvestment of distributions	194	1,938
Redeemed	(320)	(3,259)

Net change	14,000	$141,437

Class N
Issued from the sale of shares	2,537,209	$25,376,096
Issued in connection with the reinvestment of distributions	50,115	501,290
Redeemed	(515)	(5,155)

Net change	2,586,809	$25,872,231

Class Y
Issued from the sale of shares	4,283	$43,491
Issued in connection with the reinvestment of distributions	68	675
Redeemed	(24)	(235)

Net change	4,327	$43,931

Increase (decrease) from capital share transactions	2,605,136	$26,057,599

(a)	From commencement of operations on February 28, 2017 through December 31, 2017.

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Notes to Financial Statements (continued)

December 31, 2017

14.  Capital Shares (continued).

	Year Ended December 31, 2017		Period Ended December 31, 2016(a)
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	267,864	$3,326,306	7,436	$74,105
Issued in connection with the reinvestment of distributions	2,443	31,197	3	30
Redeemed	(22,091)	(265,777)	(301)	(3,007)

Net change	248,216	$3,091,726	7,138	$71,128

Class C
Issued from the sale of shares	86,492	$1,050,944	5,318	$52,970
Issued in connection with the reinvestment of distributions	372	4,700	6	60
Redeemed	(6)	(80)	(3)	(33)

Net change	86,858	$1,055,564	5,321	$52,997

Class N(b)
Issued from the sale of shares	89	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	13	—	—

Net change	90	$1,014	—	$—

Class Y
Issued from the sale of shares	2,401,416	$29,617,275	4,997,044	$50,979,075
Issued in connection with the reinvestment of distributions	47,449	607,824	9,961	99,208
Redeemed	(2,507,120)	(31,220,521)	(3,612)	(35,781)

Net change	(58,255)	$(995,422)	5,003,393	$51,042,502

Increase (decrease) from capital share transactions	276,909	$3,152,882	5,015,852	$51,166,627

(a)	From commencement of operations on March 31, 2016 through December 31, 2016.
(b)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

|  106

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Gateway Trust and Shareholders of Mirova Global Sustainable Equity Fund, Mirova Global Green Bond Fund, Gateway Fund, and Gateway Equity Call Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mirova Global Sustainable Equity Fund and Mirova Global Green Bond Fund (two of the funds constituting the Natixis Funds Trust I), and Gateway Fund and Gateway Equity Call Premium Fund (constituting the Gateway Trust) (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017 and for Mirova Global Green Bond Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and the statements of changes in net assets for each of the two years in the period ended December 31, 2017 and for Mirova Global Green Bond Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017, including the related notes, and each of the financial highlights for each of the periods indicated therein, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year ended December 31, 2017 and for Mirova Global Green Bond Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and for Mirova Global Green Bond Fund for the period February 28, 2017 (commencement of operations) through December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

|  108

2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2017, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	100.00%

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	81.73%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2017.

Fund	Amount
Global Sustainable Equity Fund	$488,562

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Additional Information

Special Meeting of Shareholders. (Unaudited)

A special meeting of shareholders of the Trust was held on December 4, 2017 to consider a proposal to elect thirteen Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Gateway	Trust

Nominee	Voted “For”*	Withheld*
Kevin P. Charleston	233,890,693.096	6,209,538.246
Kenneth A. Drucker	233,707,978.096	6,392,253.246
Edmond J. English	233,858,499.131	6,241,732.211
David L. Giunta	233,857,367.196	6,242,864.146
Richard A. Goglia	233,817,239.203	6,282,992.139
Wendell J. Knox	233,762,076.619	6,338,154.723
Martin T. Meehan	233,773,892.231	6,326,339.111
Maureen B. Mitchell	233,865,538.888	6,234,692.454
Sandra O. Moose**	233,586,124.726	6,514,106.616
James P. Palermo	233,873,514.619	6,226,716.723
Erik R. Sirri	233,815,725.203	6,284,506.139
Peter J. Smail	233,855,335.619	6,244,895.723
Cynthia L. Walker	233,850,990.781	6,249,240.561

Natixis	Funds Trust I

Nominee	Voted “For”*	Withheld*
Kevin P. Charleston	370,772,225.201	2,295,844.378
Kenneth A. Drucker	370,283,839.168	2,784,230.411
Edmond J. English	370,659,753.916	2,408,315.663
David L. Giunta	370,784,195.912	2,283,873.667
Richard A. Goglia	370,460,463.208	2,607,606.371
Wendell J. Knox	370,534,122.392	2,533,947.187
Martin T. Meehan	370,538,829.643	2,529,239.936
Maureen B. Mitchell	370,919,944.816	2,148,124.763
Sandra O. Moose**	370,426,616.935	2,641,452.644
James P. Palermo	370,643,215.858	2,424,853.721
Erik R. Sirri	370,711,200.752	2,356,868.827
Peter J. Smail	370,588,393.592	2,479,675.987
Cynthia L. Walker	370,711,120.477	2,356,949.102

*	Trust-wide voting results.
**	Ms. Moose retired as a Trustees effective January 1, 2018.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	54 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	54 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  112

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

113  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	54 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and since 2007 for Gateway Trust Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	54 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

115  |

Trustee and Officer Information

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004 for Natixis Funds Trust I and since May 2007 for Gateway Trust	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

117  |

ANNUAL REPORT

December 31, 2017

Loomis Sayles Multi-Asset Income Fund

Loomis Sayles Strategic Alpha Fund

Natixis U.S. Equity Opportunities Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  71

Notes to Financial Statements page 89

LOOMIS SAYLES MULTI-ASSET INCOME FUND

Managers	Symbols
Thomas Fahey	Class A IIDPX
Kevin P. Kearns	Class C CIDPX
Maura T. Murphy, CFA®	Class N LMINX
Loomis, Sayles & Company, L.P.	Class Y YIDPX

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Risk assets rallied during the 12-month period, fueled by improving fundamentals across the globe. Performance was broadly positive across many asset classes, led by US and global equities. Fixed income performance was also strong as domestic and global credit, US bank loans, sovereign bonds and local-currency emerging market bonds earned positive total returns.

Despite some tense political and social headlines, global equity markets took their cue from the economy and performed well during the period. Strong corporate earnings, stable low interest rates, benign inflation and robust consumer confidence led markets to new record highs on a monthly basis. Anticipation and realization of meaningful US corporate tax reform also provided support.

The US dollar trended lower for much of the year, and as a result, many developed and emerging markets generated strong gains. Emerging market countries continued to benefit from improving corporate health and economic growth.

High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. The rebound in corporate profits around the globe provided an additional tailwind to the sector.

Portfolio Review

For the 12 months ended December 31, 2017, Class Y shares of the Loomis Sayles Multi-Asset Income Fund returned 12.77%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%.

Explanation of Fund Performance

The Fund’s allocation to US equities, which were supported by generally positive macroeconomic data, strong corporate earnings and stable low interest rates, contributed to performance during the period. Robust quarterly results from individual companies and US dollar weakness provided additional tailwinds as US equities recorded new highs. Sentiment was undimmed by increased political uncertainty as tensions rose on the Korean Peninsula and the US administration failed to realize its policy goals for most of the year. Technology, consumer cyclical and consumer non-cyclical names added the most to return.

1  |

Global equities also posted substantial gains during the period, as economic growth improved around the world, supported by stable expansion and benign inflation. Improved investor sentiment and growth supported higher valuations in the euro zone. In Asia, improved economic conditions and currency stability helped equity markets post solid returns. The Fund’s global equity holdings in the banking, consumer cyclical and technology sectors were among the leading contributors to performance. In addition, European preferred securities in the banking space, which have delivered outstanding returns since the Brexit vote in 2016, continued to add value during the period.

Emerging market exposure also boosted performance during the period. Ongoing geopolitical uncertainty continued to generate volatility in certain pockets, leading investors to trim risk positions and lock in profits ahead of the year-end. However, the sector benefited for much of the period from the weakening US dollar, a rebound in corporate profits and improving GDP growth. Exposure to the energy, financial and consumer non-cyclical segments had the greatest positive impact on the Fund’s performance.

High yield corporate bonds also bolstered return as spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) tightened during the period, despite brief periods of volatility driven by concerns about the impact of US tax reform on high yield companies, the late stage of the credit cycle1 and speculation about Federal Reserve (Fed) policy. Nonetheless, risk appetite remained strong during most of the period. While high yield fundamentals remain supportive given the prospect of tax and economic reforms in the US, weaker mutual fund flows into the asset class may be indicating investor uneasiness. Within the Fund’s high yield allocation, individual energy, communications and banking names were the strongest contributors to return.

The Fund’s exposure to master limited partnerships (MLPs), expressed through exchange-traded funds (ETFs) and exchange-traded notes (ETNs), detracted from performance even as energy prices rallied during the period. The Fund exited these positions in August; the MLP market continued to underperform until very late in the fourth quarter when valuations began to appear more attractive and clarity around the US administration’s tax plan emerged. Additionally, investor confidence was negatively impacted when several large partnerships openly talked about cutting distributions to unitholders.

Outlook

There is a great deal of debate about what the neutral federal funds rate should be (the rate that would neither stimulate nor restrain economic growth). Given this uncertainty, we believe the Fed ought to be wary of hiking rates too quickly, which could cause a low and flattening US yield curve (the yield curve depicts the relationship among bond yields across the maturity spectrum). We expect three rate hikes in 2018. The recent curve flattening probably has much to do with the Treasury’s recent refunding announcement, which stated its intention to issue more securities in the belly, or middle, of the curve, but it is also consistent with the notion that the current federal funds rate may not be far from a neutral setting.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES MULTI-ASSET INCOME FUND

Our bottom-up analysis points to increased stability in 2018, as the credit cycle has been extended and commodity-centric industries are now in or on the brink of recovery. The outlook for synchronized global growth and rising global profits are key themes that we expect will support credit assets in 2018. US tax reform, while largely priced, should also provide support.

Growth in emerging markets has picked up and is expected to continue improving. While inflation trends are mixed, emerging market economies have been strengthening. The improvement in global trade has had positive implications for the more open economies within the asset class. Additionally, the tailwind from the stabilization in commodities is expected to carry into 2018. Meanwhile, European fundamentals improved throughout 2017 and remain notably better than US fundamentals. We remain cautious about the potential for corporate releveraging but are not overly concerned at this point due to the improving global growth outlook.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on December 31, 2018. Based on this analysis, fund officers believe that realized currency losses may have less of an impact on this fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, fund advisers’ ability to manage realized currency losses and the net asset level of the fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

3  |

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4,5

December 31, 2007 through December 31, 2017

See notes to chart on page 5.

Top Ten Holdings as of December 31, 2017

	Security name	% of net assets
1	SPDR® Blackstone / GSO Senior Loan ETF	2.84%
2	JPMorgan Chase & Co.	2.03
3	UnitedHealth Group, Inc.	1.57
4	Automatic Data Processing, Inc.	1.47
5	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	1.46
6	Apple, Inc.	1.42
7	Delta Air Lines, Inc.	1.36
8	United Technologies Corp.	1.34
9	Accor S.A.	1.29
10	Daimler AG	1.27

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  4

LOOMIS SAYLES MULTI-ASSET INCOME FUND

Average Annual Total Returns — December 31, 20174,5

					Expense Ratios[6]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/3/12)[1]
NAV	12.77%	7.94%	7.54%	—%	0.97%	0.83%

Class A (Inception 11/17/05)
NAV	12.41	7.75	7.45	—	1.22	1.08
With 4.25% Maximum Sales Charge	7.62	6.81	6.98	—

Class C (Inception 11/17/05)
NAV	11.70	6.95	6.65	—	1.97	1.83
With CDSC[2]	10.70	6.95	6.65	—

Class N (Inception 8/31/15)
NAV	12.83	—	—	10.81	13.66	0.78

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	3.54	2.10	4.01	2.69

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Prior to the stock market close August 31, 2015, the Fund had multiple subadvisers. The performance results shown above for the periods prior to the stock market close August 31, 2015 reflect results achieved by those subadvisers using different investment strategies.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class N LASNX
Loomis, Sayles & Company, L.P.	Class Y LASYX

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Risk assets rallied during the period, fueled by improving fundamentals across the globe. Performance was broadly positive across many asset classes, led by US and global equities. Fixed income performance was also strong as domestic and global credit, US bank loans, sovereign bonds and local-currency emerging market bonds earned positive total returns.

High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

The US dollar trended lower for much of the year, and as a result, many developed and emerging markets generated strong gains. Emerging market countries continued to benefit from improving corporate health and economic growth.

Portfolio Review

For the 12 months ended December 31, 2017, Class Y Shares of the Loomis Sayles Strategic Alpha Fund returned 3.38% at net asset value. The Fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 1.10%. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Exposure to securitized assets, particularly commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS), contributed to performance as fundamentals remained stable. Positive sentiment supported spread tightening and all securitized sectors posted positive returns during the period (spread represents the yield differential between non-Treasury and Treasury securities of similar maturity).

High yield corporate bonds aided the Fund’s return as spreads tightened during the period, despite brief bouts of volatility driven by concerns about the impact of US tax reform on high yield companies, the late stage of the credit cycle1 and speculation about Federal Reserve (Fed) policy. Nonetheless, risk appetite remained strong during most of the period.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  6

LOOMIS SAYLES STRATEGIC ALPHA FUND

While high yield fundamentals remain supportive given the prospect of tax and economic reforms in the US, weaker mutual fund flows into the asset class may be indicating investor uneasiness. Within the Fund’s high yield allocation, individual energy, consumer non-cyclical and capital goods names contributed to performance the most.

Investment grade corporate bonds boosted the Fund’s performance as spreads tightened, ending the period at their narrowest level in several years. The “risk-on” tone remained in place for most of the period as solid economic numbers, stronger oil prices and further clarity around tax reform provided support. The segment’s positive contributions were led by energy and communications names.

Emerging market exposure also bolstered return during the period. Ongoing geopolitical uncertainty continued to generate volatility in certain pockets, leading investors to trim risk positions and lock in profits ahead of the year-end. However, the sector benefited for much of the period from the weakening US dollar, a rebound in corporate profits and improving GDP growth. Exposure to the energy, capital goods and consumer non-cyclical segments led the contributions within the space.

Among detractors, currency positioning, which included the use of currency forwards, weighed on performance. The US dollar weakened versus most developed market currencies during much of the period as investors focused on accelerating growth outside the US, most notably in the euro area and emerging markets, and a string of weak US inflation readings. As a result, short positions in the euro, Canadian dollar and Taiwan dollar hampered return.

The Fund’s risk management tools, primarily the use of equity index futures and options and interest rate futures, detracted from return. Most of the decline can be attributed to short positions in the S&P 500® Index, the Russell 2000® Index and an equity financial exchange-traded fund (ETF), as equity markets rallied during the period. Furthermore, various positions in US interest rate futures weighed on performance as we sought to hedge the impact of movements in the yield curve (the yield curve depicts the relationship among bond yields across the maturity spectrum). We continue to use these tools in seeking to limit the Fund’s downside exposure.

Outlook

There is a great deal of debate about what the neutral federal funds rate should be (the rate that would neither stimulate nor restrain economic growth). Given this uncertainty, we believe the Fed ought to be wary of hiking rates too quickly, which could cause a low and flattening US yield curve. We expect three rate hikes in 2018. The recent curve flattening probably has much to do with the Treasury’s recent refunding announcement, which stated its intention to issue more securities in the belly, or middle, of the curve, but it is also consistent with the notion that the current federal funds rate may not be far from a neutral setting.

Our bottom-up analysis points to increased stability in 2018, as the credit cycle has been extended and commodity-centric industries are now in or on the brink of recovery. The outlook for synchronized global growth and rising global profits are key themes that we

7  |

expect will support credit assets in 2018. US tax reform, while largely priced, should also provide support.

Growth in emerging markets has picked up and is expected to continue improving. While inflation trends are mixed, emerging market economies have been strengthening. The improvement in global trade has had positive implications for the more open economies within the asset class. Additionally, the tailwind from the stabilization in commodities is expected to carry into 2018. Meanwhile, European fundamentals improved throughout 2017 and remain notably better than US fundamentals. We remain cautious about the potential for corporate releveraging but are not overly concerned at this point due to the improving global growth outlook.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on December 31, 2018. Based on this analysis, fund officers believe that realized currency losses may have less of an impact on this fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, fund advisers’ ability to manage realized currency losses and the net asset level of the fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

|  8

LOOMIS SAYLES STRATEGIC ALPHA FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 15, 2010 (inception) through December 31, 2017

9  |

Average Annual Total Returns — December 31, 20174

					Expense Ratios[5]
	1 Year[6]	5 Years	Life of Class		Gross	Net

Class Y (Inception 12/15/10)			Class A/C/Y	Class N
NAV	3.38%	2.47%	2.97%	—%	0.75%	0.75%

Class A (Inception 12/15/10)
NAV	3.11	2.20	2.72	—	1.00	1.00
With 4.25% Maximum Sales Charge	-1.29	1.32	2.09	—

Class C (Inception 12/15/10)
NAV	2.42	1.44	1.93	—	1.75	1.75
With CDSC[1]	1.42	1.44	1.93	—

Class N (Inception 5/1/17)
NAV	—	—	—	2.01	0.68	0.68

Comparative Performance
3-Month LIBOR[2]	1.10	0.50	0.47	0.78
3-Month LIBOR + 300 basis points[3]	4.18	3.56	3.52	2.82

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

6	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

|  10

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols
Large Cap Value Segment	Class A NEFSX
Harris Associates L.P.	Class C NECCX
All Cap Growth Segment	Class N NESNX
Loomis, Sayles & Company, L.P.	Class Y NESYX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The market and economic environment entered the year on an uncertain note, with the inauguration of president-elect Donald Trump looming, but ended the year on a surprisingly strong note. Eight years after the end of the Great Recession, the economy finally found its footing as the stock markets registered new highs. These market gains were surprisingly broad-based, with markets in both developed and emerging markets notching significant gains. Those gains were bolstered by a trend of widespread gross domestic product (GDP) growth. Even countries that have struggled, such as those in southern Europe, are participating in the gains. Trade growth is rebounding as energy prices firm up.

Unemployment continued to trend downwards in the US. Wages have lagged. However, a tax cut passed just before the end of the year sparked optimism that lower taxes, coupled with a shortage of workers in many industries, will change that equation heading into 2018. The Federal Reserve Board expressed confidence in the economic recovery, planning several interest rate increases in the coming year. The dollar slid during the year, benefiting US exporters after years of increases. The euro rallied against the dollar, reflecting improvement in the euro zone’s economic outlook.

Performance Results

For the 12 months ended December 31, 2017, Class Y shares of Natixis U.S. Equity Opportunities Fund returned 26.60% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned 21.83%. The Fund also outperformed its secondary benchmark, the Russell 1000® Index, which returned 21.69%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size.

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Both segments contributed positively to the overall return of the Fund during the year.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the information technology sector gained the most value, while holdings in the energy sector posted the only negative return for calendar 2017.

The largest contributor to Fund performance for the year was Caterpillar. The company delivered positive earnings reports throughout 2017. In its first quarter, the company’s revenue and cash flow both exceeded our expectations. Caterpillar’s business mix, abnormally low period costs and cost absorption on building inventory levels worked to expand margins, especially in the construction industries and resource industries segments. Caterpillar’s second quarter earnings per share of $1.49 far outpaced market expectations of $1.26, and revenue increased about $1 billion from last year, surpassing forecasts by roughly 3%. We were especially impressed that construction industry segment margins continue to expand and reached an all-time record for the period, despite sales remaining below normalized levels. Similar to results over the past few quarters, Caterpillar’s third quarter earnings per share ($1.95) handily beat market projections ($1.27), and revenues exceeded investors’ expectations by nearly 7%. Caterpillar held an investor day in September and highlighted its new corporate strategy. The main focus of this strategy is achieving economic value-added growth through improved operational efficiency, higher revenue from services, expanded product offerings and improved resource allocation. While these objectives seemed familiar, we like that the company has now implemented a greater emphasis on accountability, organizational acceptance and a sense of urgency to optimize business performance.

General Electric (GE) was the largest detractor from Fund performance in the calendar year. The company issued second-quarter earnings that were in line with expectations. However, the vague and downbeat nature of management’s earnings call concerned investors and caused share price weakness. In the fourth quarter, GE’s share price reacted negatively to 1) third quarter results that fell short of market expectations, 2) several analysts’ downgrades and 3) news of CFO Jeffrey Bornstein’s departure. We believe Bornstein’s departure indicates that newly appointed CEO John Flannery is quickly establishing a strong culture of accountability and that “business as usual” will no longer be tolerated. Newly appointed CFO Jamie Miller has held multiple positions at GE, most recently as head of GE Transportation. In mid-November, Flannery announced a “reset” during which he established a new lower base for the company’s earnings by cutting 2018 earnings guidance and its dividend by 50%. We expect Flannery to reduce costs aggressively, which should improve earnings. We like that GE’s business model includes manufacturing and selling original equipment, as well as offering long-duration service contracts for that equipment, which provides ongoing revenue streams from its client base. GE has been a very frustrating holding, as business fundamentals have lagged our expectations. However, we continue to remain shareholders because we believe the stock has declined more than warranted by the fundamentals.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Loomis, Sayles & Company All Cap Growth Segment

For the period, the All Cap Growth segment posted a positive absolute return. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value (our estimate of the true worth of a business, which we define as the present value of all expected future net cash flows to the company). Our holdings in the information technology, consumer discretionary, healthcare, consumer staples, financials and industrials sectors contributed to results. Our holdings in the energy and materials sectors detracted from the segment’s performance.

Alibaba Group, Amazon, and Facebook were among the largest contributors during the period. Alibaba Group is a leading commerce and consumer-engagement platform provider in China. The company operates several increasingly connected businesses across commerce, technology, advertising, digital media and entertainment, logistics, payments, and local services. The company’s core commerce segment represents approximately 85% of total revenues and operates marketplaces that bring together both retail and wholesale buyers and sellers. These include two leading marketplace sites in China: Taobao, a consumer-to-consumer and small business retail marketplace, and Tmall, its business-to-consumer platform. Alibaba’s strong and sustainable competitive advantages include the power of its platform, network and business ecosystem, its scale, and brand strength. The company’s businesses collectively form a powerful ecosystem, providing Alibaba with unique insights that facilitate e-commerce and enable merchants and brands to engage with customers across the entire consumer lifecycle via an unparalleled platform that would be difficult to replicate. As more buyers come to the sites, more sellers want to come and vice versa. This virtuous cycle is a competitive advantage called a network effect. Alibaba’s scale serves to strengthen the power of its network and ecosystem. We estimate over 70% of China’s e-commerce transactions take place through Taobao and Tmall. Alibaba’s brand is nearly synonymous with e-commerce in China because its founding and success coincided with the rise of the country’s e-commerce industry.

Alibaba reported fundamentally strong results during the period, and revenue growth accelerated to the fastest rate since the initial public offering (IPO) for what is now a much larger company. Benefiting from strong customer engagement and innovation, Alibaba’s gross merchandise volume (GMV) increased at a higher rate than the growth in China’s retail sector. During its June investor day presentation, Alibaba issued revenue growth guidance of 45% to 49% for fiscal year 2018, well above consensus expectations that were closer to 30%. Monthly mobile active users recently totaled 549 million, a number almost 70% greater than the population of the United States, and per-user monetization improved as growing consumer engagement allows delivery of more personalized content which, in turn, improves e-commerce monetization. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where because of a lack of traditional retail infrastructure, e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to

13  |

strengthen its competitive advantages. The total addressable retail market in China today is estimated at over $4.8 trillion and e-commerce makes up about 16% or approximately $750 billion. Over our long-term investment horizon, we estimate the e-commerce market can approach 30% of the total retail market in China. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility and savings. In both of its core markets, Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. In e-commerce these include its brand, scale, network advantage, technology platform, and logistics and distribution systems. The AWS business benefits from its massive scale, which allows it to pass along cost savings while continuing to innovate. The company reported healthy fundamentals and strong growth in revenue during the period. With GMV growing, we estimate, well above our estimate of growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted impressive revenue growth, exceeding an $18 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Under the thoughtful leadership of founder Jeff Bezos, Amazon continued rapid investment in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns. Investments year to date included global fulfillment capability, AWS geographic coverage, the acquisition of organic grocer Whole Foods, Prime Video, and investments in Japan, India, China and Mexico. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. The company also generated strong levels of operating and free cash flow. Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets — where secular growth is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model.

Social media company Facebook provides an online platform that allows people to connect, share and interact with friends and communities. With a user base that grew 18% year over year to 2.1 billion, representing approximately two-thirds of the world’s internet users outside of China, Facebook is one of very few platforms where advertisers can reach consumers at such scale. User data, coupled with the scale and frequency of engagement, allows Facebook an unprecedented ability to specifically target direct marketing. Demonstrating the strength of its platform, network effect, and the virtuous cycle between users and advertising partners, the company reported robust revenue growth throughout the period, and advertising revenue per user grew strongly, reflecting improved monetization in all regions. Growing at more than twice the rate of its online competitors, by our estimates, and many multiples faster than traditional advertisers, Facebook continued to gain market

|  14

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

share. Facebook’s strong financial model adds to the quality of its business. Free cash flow generation remained robust during the period, with an impressive conversion rate of revenue to free cash flow in excess of 40%. The global structural shift from traditional advertising to online advertising is the secular growth driver for Facebook. Online advertising accounts for about 20% of the $900 billion annual spending in global advertising and marketing, having more than doubled in the last five years. We believe a large gap remains between time spent online by consumers and the current level of online advertising. Capturing about 15% of the online advertising market, which represents a low single-digit percentage of the annual global advertising expenditure, we believe Facebook is well positioned for strong, sustained growth over our investment time horizon. We believe the expectations embedded in Facebook’s current share price show a lack of appreciation for the company’s growth opportunities and the sustainability of its business model. We believe the shares of Facebook, Alibaba and Amazon each trade at a significant discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities.

Schlumberger, Qualcomm and Under Armour were among the largest detractors during the period.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. Over its 90-year history, Schlumberger has built a brand and reputation for delivering consistent service and product excellence across the spectrum of exploration, drilling, and production. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. The company reported global sales that were lower compared with the year-ago period. In markets outside of North America, which accounted for approximately 75% of revenue, the company continued to experience low demand for its oilfield services given the lower oil price environment. However, Schlumberger reported improved results in North America during the period, with strong growth in regional rig count as well as in hydraulic fracturing revenue, where the company redeployed idle capacity to accommodate growing well completion activity. While the company’s margins were lower compared to the year-ago period, Schlumberger has maintained exemplary margins and cash flow for this point in the cycle, and continued to invest to strengthen its ability to offer integrated solutions to clients. Schlumberger generated $2.3 billion of free cash flow over the past twelve months and ended the period with $12.2 billion in net debt, and cash and investments of $4.9 billion. We believe these results highlight the company’s high-quality characteristics, its strong execution, and its proactive management of costs and resources. Increasing consumption in emerging markets and the need to replace naturally depleting reservoirs create long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as the market supply-demand normalizes.

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Qualcomm designs, manufactures, and markets digital telecommunication integrated circuits (chipsets) and services, and is the global market share leader in 3G and 4G integrated circuits. As the pioneer of 3G and 4G technology, the company’s primary competitive advantage is its cumulative intellectual property (IP) which took decades to build and very strong engineering skill in designing and manufacturing the basebands and modems used in wireless devices. This advantage is very difficult to replicate. Qualcomm operates essentially as a monopoly given its extensive portfolio of IP that is the globally accepted standard for 3G and 4G wireless technologies. Although the company reported revenues that were in line with or better than consensus expectations, a lawsuit filed in early 2017 by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value. Shares rebounded sharply in November on an unsolicited bid from Broadcom to acquire Qualcomm for $70 per share, which was unanimously rejected by Qualcomm’s Board of Directors on the grounds that it substantially undervalues the company relative to its leadership position and growth prospects in mobile technology. Challenges to Qualcomm’s business model and royalty rates are not new. Over the last two decades, Qualcomm has successfully defended its business model numerous times, establishing a body of legal precedent in a variety of jurisdictions around the world, most recently in China. In our view, Apple’s challenges to Qualcomm’s business model are no different from previous challenges, except for Apple’s aggressiveness in its pursuit. This is not necessarily indicative that Apple has a strong case. We believe the decades-long industry practice that has been repeatedly validated, and is backed by regulations around the world, is not likely to be overturned. Additionally, we believe the proposed offer from Broadcom, while highlighting the value of Qualcomm’s IP, undervalues Qualcomm’s business, assigning little value to the company’s royalty model, which we believe will remain intact. We like the long-term positioning of Qualcomm as a stand-alone company to benefit from the long-term secular growth in mobile devices.

We initiated a new position in Under Armour during the period. Through its focus on innovation and performance-centric sports apparel, footwear, and accessories, Under Armour has grown to be the third-leading global brand in sportswear, after Nike and Adidas. We believe a key competitive advantage for Under Armour is its brand. Strong in North America and with growing international recognition, Under Armour is a brand for which consumers are willing to pay a premium. The company also has the scale to compete globally through marketing, distribution, buying power and industry influence. Led by its founder Kevin Plank, over our investment horizon we believe the company can grow well in excess of the mid-single-digit growth in the underlying $300 billion global sportswear market, driven largely by international expansion opportunities and growth in its footwear business. We also expect operating profits will grow faster than revenues, driving long-term operating profit growth, and estimate that free cash flow growth will improve as currently elevated capital investments normalize over time. We believe the market price embeds expectations that the industry downturn that began in 2015 will persist, and thereby is embedding growth and profitability assumptions for the business that are substantially below our estimates for the company’s long-term growth. We believe the shares of Under Armour, Schlumberger and Qualcomm are selling at a significant discount to our estimates of intrinsic value and offer compelling reward-to-risk opportunities.

|  16

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2007 through December 31, 2017

Top Ten Holdings as of December 31, 2017

	Security name	% of net assets
1	Oracle Corp.	3.70%
2	Visa, Inc., Class A	3.66
3	Alphabet, Inc., Class A	3.61
4	Alibaba Group Holding Ltd., Sponsored ADR	3.57
5	Facebook, Inc., Class A	3.14
6	Amazon.com, Inc.	3.10
7	Monster Beverage Corp.	2.63
8	Citigroup, Inc.	2.52
9	Cisco Systems, Inc.	2.27
10	Autodesk, Inc.	2.13

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 11/15/94)
NAV	26.60%	18.34%	10.37%	—%	0.93%	0.93%

Class A (Inception 7/7/94)
NAV	26.28	18.05	10.10	—	1.18	1.18
With 5.75% Maximum Sales Charge	19.01	16.66	9.45	—

Class C (Inception 7/7/94)
NAV	25.35	17.16	9.27	—	1.93	1.93
With CDSC[1]	24.35	17.16	9.27	—

Class N (Inception 5/1/17)
NAV	—	—	—	16.78	0.84	0.84

Comparative Performance
S&P 500® Index[2]	21.83	15.79	8.50	13.50
Russell 1000® Index[3]	21.69	15.71	8.59	13.35

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 4/30/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2017 through December 31, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,066.90	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,063.00	$8.84
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,068.10	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,068.60	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017**	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017**
Class A
Actual	$1,000.00	$1,020.20	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,016.20	$8.89
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$1,021.80	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$1,021.50	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

**	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes. Amounts expressed in the table include the effect of such adjustments.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2017	ENDING ACCOUNT VALUE 12/31/2017	EXPENSES PAID DURING PERIOD* 7/1/2017 – 12/31/2017
Class A
Actual	$1,000.00	$1,116.20	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$1,112.30	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75
Class N
Actual	$1,000.00	$1,118.80	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72
Class Y
Actual	$1,000.00	$1,117.70	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.17%, 1.92%, 0.73% and 0.92% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund

Shares	Description	Value (†)
Common Stocks — 65.0% of Net Assets
	Aerospace & Defense — 2.7%
144,882	BAE Systems PLC	$1,119,406
2,498	Boeing Co. (The)	736,685
884	Raytheon Co.	166,060
15,167	United Technologies Corp.	1,934,854

		3,957,005

	Air Freight & Logistics — 0.4%
9,461	bpost S.A.	287,939
1,167	FedEx Corp.	291,213

		579,152

	Airlines — 2.1%
35,007	Delta Air Lines, Inc.	1,960,392
20,956	Deutsche Lufthansa AG	769,581
7,900	Japan Airlines Co. Ltd.	308,652

		3,038,625

	Auto Components — 0.1%
2,592	Aptiv PLC	219,879

	Automobiles — 3.4%
13,587	Bayerische Motoren Werke AG	1,408,729
21,655	Daimler AG, (Registered)	1,831,156
7,565	General Motors Co.	310,089
13,715	Renault S.A.	1,376,685

		4,926,659

	Banks — 6.6%
51,602	Bank of America Corp.	1,523,291
14,110	BB&T Corp.	701,549
57,500	BOC Hong Kong Holdings Ltd.	290,592
3,100	Canadian Imperial Bank of Commerce	302,207
15,144	Citigroup, Inc.	1,126,865
42,106	Credit Agricole S.A.	695,256
27,443	JPMorgan Chase & Co.	2,934,755
5,800	National Bank of Canada	289,400
7,771	PacWest Bancorp	391,658
3,739	PNC Financial Services Group, Inc. (The)	539,500
11,423	Wells Fargo & Co.	693,034

		9,488,107

	Beverages — 1.2%
3,962	Coca-Cola Co. (The)	181,777
1,077	Constellation Brands, Inc., Class A	246,170
12,200	Kirin Holdings Co. Ltd.	307,457
7,416	PepsiCo, Inc.	889,327
1,087	Royal Unibrew AS	65,105

		1,689,836

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 0.3%
3,085	AbbVie, Inc.	$298,351
437	Amgen, Inc.	75,994

		374,345

	Capital Markets — 1.4%
11,550	3i Group PLC	142,193
16,963	BGC Partners, Inc., Class A	256,311
9,578	IG Group Holdings PLC	92,735
821	Lazard Ltd., Class A	43,103
27,686	Morgan Stanley	1,452,684

		1,987,026

	Chemicals — 1.7%
8,985	Covestro AG	925,153
5,406	DowDuPont, Inc.	385,015
9,920	Huntsman Corp.	330,237
2,763	LyondellBasell Industries NV, Class A	304,814
2,999	Monsanto Co.	350,223
7,500	Tosoh Corp.	169,202

		2,464,644

	Commercial Services & Supplies — 0.2%
3,525	Waste Management, Inc.	304,207

	Communications Equipment — 0.8%
28,795	Cisco Systems, Inc.	1,102,848

	Construction & Engineering — 0.7%
7,534	ACS Actividades de Construccion y Servicios S.A.	294,305
28,000	Kajima Corp.	269,021
32,106	Peab AB	276,232
5,000	Taisei Corp.	248,655

		1,088,213

	Containers & Packaging — 0.2%
4,376	WestRock Co.	276,607

	Distributors — 0.2%
11,500	Canon Marketing Japan, Inc.	310,409

	Diversified Consumer Services — 0.2%
1,900	Benesse Holdings, Inc.	66,849
11,028	H&R Block, Inc.	289,154

		356,003

	Diversified Telecommunication Services — 2.6%
46,429	AT&T, Inc.	1,805,160
27,131	CenturyLink, Inc.	452,545
15,551	Spark New Zealand Ltd.	40,006
27,371	Verizon Communications, Inc.	1,448,747

		3,746,458

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — 2.0%
2,427	American Electric Power Co., Inc.	$178,554
31,500	CK Infrastructure Holdings Ltd.	270,306
7,500	CLP Holdings Ltd.	76,749
2,384	Entergy Corp.	194,034
14,390	Exelon Corp.	567,110
8,480	FirstEnergy Corp.	259,658
314,500	HK Electric Investments & HK Electric Investments Ltd., 144A	287,817
73,665	Mercury NZ Ltd.	175,935
4,536	NextEra Energy, Inc.	708,478
7,844	PPL Corp.	242,772

		2,961,413

	Electrical Equipment — 0.2%
3,427	Vestas Wind Systems AS	236,807

	Electronic Equipment, Instruments & Components — 0.1%
18,000	Hitachi Ltd.	139,648

	Energy Equipment & Services — 2.1%
31,524	Halliburton Co.	1,540,578
22,457	Schlumberger Ltd.	1,513,377

		3,053,955

	Food & Staples Retailing — 0.7%
1,313	Costco Wholesale Corp.	244,376
3,424	CVS Health Corp.	248,240
2,766	Wal-Mart Stores, Inc.	273,142
2,825	Walgreens Boots Alliance, Inc.	205,152

		970,910

	Food Products — 1.7%
2,455	J.M. Smucker Co. (The)	305,009
2,034	Kellogg Co.	138,272
38,939	Mondelez International, Inc., Class A	1,666,589
258,000	WH Group Ltd., 144A	290,774

		2,400,644

	Health Care Equipment & Supplies — 0.5%
8,349	Medtronic PLC	674,182

	Health Care Providers & Services — 1.9%
2,817	AmerisourceBergen Corp.	258,657
2,406	Quest Diagnostics, Inc.	236,967
10,289	UnitedHealth Group, Inc.	2,268,313

		2,763,937

	Hotels, Restaurants & Leisure — 3.1%
36,161	Accor S.A.	1,861,565
2,877	Darden Restaurants, Inc.	276,250
289,100	Genting Singapore PLC	282,346
9,439	Hilton Worldwide Holdings, Inc.	753,799
4,156	Las Vegas Sands Corp.	288,800

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
4,163	McDonald’s Corp.	$716,536
15,527	TUI AG	321,677

		4,500,973

	Household Durables — 0.6%
5,029	Barratt Developments PLC	43,871
5,735	Berkeley Group Holdings PLC	324,405
19,200	Haseko Corp.	297,566
57,049	Taylor Wimpey PLC	158,722

		824,564

	Household Products — 0.5%
7,730	Procter & Gamble Co. (The)	710,232

	Independent Power & Renewable Electricity Producers — 0.3%
26,835	AES Corp. (The)	290,623
98,724	Meridian Energy Ltd.	204,761

		495,384

	Industrial Conglomerates — 1.9%
4,674	Honeywell International, Inc.	716,805
4,600	Jardine Matheson Holdings Ltd.	279,093
12,344	Siemens AG, (Registered)	1,709,121

		2,705,019

	Insurance — 0.9%
4,397	Chubb Ltd.	642,534
46,206	Legal & General Group PLC	170,111
8,485	MetLife, Inc.	429,001

		1,241,646

	IT Services — 1.6%
1,732	Accenture PLC, Class A	265,152
18,075	Automatic Data Processing, Inc.	2,118,209

		2,383,361

	Machinery — 1.6%
994	Allison Transmission Holdings, Inc.	42,812
2,043	Caterpillar, Inc.	321,936
7,614	Cummins, Inc.	1,344,937
4,261	Dover Corp.	430,318
2,289	Fortive Corp.	165,609

		2,305,612

	Media — 1.4%
19,278	Comcast Corp., Class A	772,084
12,094	Walt Disney Co. (The)	1,300,226

		2,072,310

	Multi-Utilities — 0.2%
9,138	CenterPoint Energy, Inc.	259,154

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 3.8%
4,192	Anadarko Petroleum Corp.	$224,859
9,878	Canadian Natural Resources Ltd.	352,842
8,084	Chevron Corp.	1,012,036
29,512	Encana Corp.	393,395
2,169	EQT Corp.	123,460
6,210	Exxon Mobil Corp.	519,404
3,763	Marathon Petroleum Corp.	248,283
1,575	OMV AG	99,656
1,972	PDC Energy, Inc.(a)	101,637
57,624	Snam SpA	282,212
25,318	Total S.A.	1,397,551
5,368	Valero Energy Corp.	493,373
6,013	Williams Cos., Inc. (The)	183,336

		5,432,044

	Paper & Forest Products — 0.2%
8,500	Norbord, Inc.	287,729

	Personal Products — 0.4%
2,556	Estee Lauder Cos., Inc. (The), Class A	325,225
8,000	Pola Orbis Holdings, Inc.	280,326

		605,551

	Pharmaceuticals — 2.3%
2,322	Allergan PLC	379,833
12,397	Bristol-Myers Squibb Co.	759,688
5,122	Eli Lilly & Co.	432,604
39,868	Pfizer, Inc.	1,444,019
4,614	Zoetis, Inc.	332,393

		3,348,537

	REITs – Diversified — 0.2%
16,393	New Residential Investment Corp.	293,107

	Road & Rail — 0.7%
18,833	CSX Corp.	1,036,003

	Semiconductors & Semiconductor Equipment — 3.6%
8,360	Analog Devices, Inc.	744,291
341	Broadcom Ltd.	87,603
70,417	Cypress Semiconductor Corp.	1,073,155
831	Intel Corp.	38,359
229	Lam Research Corp.	42,152
23,799	Qualcomm, Inc.	1,523,612
32,077	Teradyne, Inc.	1,343,064
1,600	Tokyo Electron Ltd.	288,623

		5,140,859

	Software — 2.0%
12,636	Microsoft Corp.	1,080,883
37,089	Oracle Corp.	1,753,568

		2,834,451

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 1.9%
4,626	Best Buy Co., Inc.	$316,742
888	Home Depot, Inc. (The)	168,303
12,717	Lowe’s Cos., Inc.	1,181,918
22,887	Penske Automotive Group, Inc.	1,095,143
300	Shimamura Co. Ltd.	32,958

		2,795,064

	Technology Hardware, Storage & Peripherals — 1.8%
12,149	Apple, Inc.	2,055,975
7,500	Canon, Inc.	279,436
13,442	HP, Inc.	282,416
519	Western Digital Corp.	41,276

		2,659,103

	Textiles, Apparel & Luxury Goods — 0.0%
624	Ralph Lauren Corp.	64,703

	Thrifts & Mortgage Finance — 0.2%
8,400	Genworth MI Canada, Inc.	290,692

	Tobacco — 1.3%
15,585	Altria Group, Inc.	1,112,925
6,937	Imperial Brands PLC	295,895
8,800	Japan Tobacco, Inc.	283,387
2,418	Philip Morris International, Inc.	255,462

		1,947,669

	Trading Companies & Distributors — 0.4%
11,600	ITOCHU Corp.	216,241
18,700	Sumitomo Corp.	317,185

		533,426

	Transportation Infrastructure — 0.1%
5,526	Societa Iniziative Autostradali e Servizi S.p.A.	102,903

	Total Common Stocks (Identified Cost $87,516,701)	93,981,615

Principal Amount (‡)
Bonds and Notes — 23.4%
Non-Convertible Bonds — 23.0%
	Banking — 4.3%
$625,000	Ally Financial, Inc., 5.750%, 11/20/2025	681,250
610,000	Australia & New Zealand Banking Group Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 6.750%, 144A(b)	693,875
6,100,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 25.938%, 11/07/2022, 144A, (ARS)(c)	326,003
2,320,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	119,581
210,000	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%, 144A(b)	237,563
625,000	Credit Suisse AG, 6.500%, 8/08/2023, 144A	699,375
580,000	Credit Suisse Group AG, (fixed rate to 12/11/2023, variable rate thereafter), 7.500%, 144A(b)	662,592

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$600,000	Deutsche Bank AG, (fixed rate to 4/30/2025, variable rate thereafter), 7.500%(b)	$633,900
550,000	Dresdner Funding Trust I, 8.151%, 6/30/2031, 144A	728,545
715,000	Itau Unibanco Holding S.A., (fixed rate to 12/12/2022, variable rate thereafter), 6.125%(b)	722,229
690,000	Lloyds Banking Group PLC, (fixed rate to 11/07/2027, variable rate thereafter), 3.574%, 11/07/2028	683,509

		6,188,422

	Building Materials — 0.5%
715,000	Martin Marietta Materials, Inc., 3.500%, 12/15/2027	709,664

	Cable Satellite — 1.0%
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	615,625
830,000	DISH DBS Corp., 7.750%, 7/01/2026	872,537

		1,488,162

	Chemicals — 0.4%
650,000	Hercules LLC, 6.500%, 6/30/2029(d)(e)	656,500

	Electric — 0.4%
180,000	IPALCO Enterprises, Inc., 3.700%, 9/01/2024, 144A	179,836
435,000	NRG Energy, Inc., 7.250%, 5/15/2026	473,602

		653,438

	Finance Companies — 0.2%
295,000	Cia Latinoamericana de Infraestructura & Servicios S.A., 9.500%, 7/20/2023, 144A	315,004

	Food & Beverage — 0.5%
635,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	661,772

	Government Owned – No Guarantee — 3.8%
580,000	Banco do Brasil S.A., 4.625%, 1/15/2025, 144A	573,231
1,310,000	Banco do Brasil S.A., (fixed rate to 4/15/2024, variable rate thereafter), 6.250%, 144A(b)	1,203,562
1,000,000	Petrobras Global Finance BV, 5.999%, 1/27/2028, 144A	1,002,500
1,150,000	Petrobras Global Finance BV, 8.750%, 5/23/2026	1,374,250
595,000	YPF S.A., 6.950%, 7/21/2027, 144A	631,593
715,000	YPF S.A., 7.000%, 12/15/2047, 144A	708,565

		5,493,701

	Independent Energy — 1.5%
110,000	Concho Resources, Inc., 4.875%, 10/01/2047	119,617
300,000	Gulfport Energy Corp., 6.375%, 1/15/2026, 144A	300,750
540,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	459,000
170,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	143,438
595,000	SM Energy Co., 5.625%, 6/01/2025	577,150
75,000	SM Energy Co., 6.750%, 9/15/2026	77,250
450,000	Whiting Petroleum Corp., 6.625%, 1/15/2026, 144A	459,000

		2,136,205

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — 0.5%
$660,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	$732,481

	Media Entertainment — 0.2%
270,000	Discovery Communications LLC, 3.950%, 3/20/2028	268,557

	Metals & Mining — 0.5%
625,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	678,125

	Midstream — 1.2%
640,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.875%, 8/20/2026	659,200
1,020,000	Plains All American Pipeline LP, Series B, (fixed rate to 11/15/2022, variable rate thereafter), 6.125%(b)	1,018,470

		1,677,670

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
370,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 4.432%, 10/15/2034, 144A(c)	370,904

	Oil Field Services — 1.1%
220,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.080%, 12/15/2047, 144A	223,754
870,000	Transocean, Inc., 6.800%, 3/15/2038	698,175
625,000	Transocean, Inc., 8.375%, 12/15/2021	675,000

		1,596,929

	Packaging — 0.4%
540,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(f)	564,300

	Sovereigns — 1.5%
280,000	Panama Government International Bond, 4.500%, 5/15/2047	301,420
1,250,000	Republic of Argentina, 6.875%, 1/26/2027	1,365,625
485,000	Republic of Argentina, 7.500%, 4/22/2026	549,093

		2,216,138

	Technology — 0.6%
410,000	Dell International LLC/EMC Corp., 8.100%, 7/15/2036, 144A	517,744
290,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	373,678

		891,422

	Treasuries — 3.0%
2,000(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2023, (BRL)	579,199
4,400(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	1,244,156
8,651,000,000	Indonesia Treasury Bond, 7.000%, 5/15/2027, (IDR)	670,885
142,800(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	717,867
5,375,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	186,126
2,782,700,000	Titulos de Tesoreria, Series B, 7.000%, 5/04/2022, (COP)	976,675

		4,374,908

	Utility Other — 0.3%
460,000	ACWA Power Management and Investments One Ltd., 5.950%, 12/15/2039, 144A	470,902

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.8%
$835,000	CenturyLink, Inc., Series U, 7.650%, 3/15/2042	$735,844
385,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	382,112

		1,117,956

	Total Non-Convertible Bonds (Identified Cost $32,138,284)	33,263,160

Convertible Bonds — 0.4%
	Cable Satellite — 0.3%
400,000	DISH Network Corp., 3.375%, 8/15/2026	435,250

	Midstream — 0.0%
25,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	23,000

	Technology — 0.1%
65,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	66,381

	Total Convertible Bonds (Identified Cost $536,027)	524,631

	Total Bonds and Notes (Identified Cost $32,674,311)	33,787,791

Senior Loans — 5.6%
	Airlines — 1.5%
2,063,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	2,110,068

	Chemicals — 0.4%
335,775	ASP Chromaflo Dutch I BV, Term Loan B2, 1-month LIBOR + 4.000%, 5.569%, 11/18/2023(c)	337,034
258,225	ASP Chromaflo Intermediate Holdings, Inc., Term Loan B1, 1-month LIBOR + 4.000%, 5.569%, 11/18/2023(c)	259,193

		596,227

	Electric — 0.7%
962,026	Dynegy, Inc., 2017 Term Loan C2, 1-month LIBOR + 2.750%, 4.251%, 2/07/2024(c)	966,038

	Financial Other — 1.4%
876,106	Russell Investment Group, Term Loan B, 3-month LIBOR + 4.250%, 5.943%, 6/01/2023(c)	880,758
1,162,266	Wall Street Systems Delaware, Inc., 2017 Term Loan B, 1-month LIBOR + 3.000%, 4.569%, 11/21/2024(c)	1,163,428
	Independent Energy — 0.4%
392,811	Chesapeake Energy Corp., Term Loan, 3-month LIBOR + 7.500%, 8.954%, 8/23/2021(c)	417,558
147,998	MEG Energy Corp., 2017 Term Loan B, 3-month LIBOR + 3.500%, 5.200%, 12/31/2023(c)	148,039

		565,597

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Lodging — 0.5%
$764,225	Hilton Worldwide Finance LLC, Term Loan B2, 1-month LIBOR + 2.000%, 3.552%, 10/25/2023(c)	$767,756

	Retailers — 0.7%
1,114,912	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.488%, 9/12/2024(c)	1,092,056

	Total Senior Loans (Identified Cost $8,073,683)	8,141,928

Shares
Exchange-Traded Funds — 2.9%
86,860	SPDR® Blackstone/GSO Senior Loan ETF (Identified Cost $4,129,368)	4,098,055

Preferred Stocks — 0.4%
	Midstream — 0.4%
932	Chesapeake Energy Corp., 5.750% (Identified Cost $631,845)	535,318

Principal Amount (‡)
Short-Term Investments — 2.9%
$4,228,481	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $4,228,735 on 1/02/2018 collateralized by $4,300,000 Federal Home Loan Bank, 1.250% due 7/27/2018 valued at $4,316,125 (Note 2 of Notes to Financial Statements) (Identified Cost $4,228,481)	4,228,481

	Total Investments — 100.2% (Identified Cost $137,254,389)	144,773,188
	Other assets less liabilities — (0.2)%	(232,359)

	Net Assets — 100.0%	$144,540,829

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Non-income producing security.
(b)	Perpetual bond with no specified maturity date.
(c)	Variable rate security. Rate as of December 31, 2017 is disclosed.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2017, the value of these securities amounted to $656,500 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended December 31, 2017, interest payments were made in cash.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Multi-Asset Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of Rule 144A holdings amounted to $15,302,208 or 10.6% of net assets.
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
UYU	Uruguayan Peso

Industry Summary at December 31, 2017

Banks	6.6%
Banking	4.3
Government Owned – No Guarantee	3.8
Oil, Gas & Consumable Fuels	3.8
Airlines	3.6
Semiconductors & Semiconductor Equipment	3.6
Automobiles	3.4
Hotels, Restaurants & Leisure	3.1
Treasuries	3.0
Exchange-Traded Funds	2.9
Aerospace & Defense	2.7
Diversified Telecommunication Services	2.6
Chemicals	2.5
Pharmaceuticals	2.3
Energy Equipment & Services	2.1
Electric Utilities	2.0
Software	2.0
Other Investments, less than 2% each	43.0
Short-Term Investments	2.9

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 73.8% of Net Assets
Non-Convertible Bonds — 70.8%
	ABS Car Loan — 4.9%
$2,003,858	Ally Auto Receivables Trust, Series 2016-3, Class A3, 1.440%, 8/17/2020(a)	$1,998,455
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021(a)	1,475,981
295,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.650%, 5/09/2022(a)	300,130
595,320	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A(a)	594,348
600,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(a)	614,643
3,065,000	CPS Auto Receivables Trust, Series 2016-B, Class E, 8.140%, 5/15/2023, 144A(a)	3,284,386
815,000	CPS Auto Trust, Series 2017-D, Class D, 3.730%, 9/15/2023, 144A(a)	808,990
2,175,000	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A(a)	2,191,428
655,000	DT Auto Owner Trust, Series 2014-3A, Class D, 4.470%, 11/15/2021, 144A(a)	662,969
1,070,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A(a)	1,088,015
4,075,000	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(a)	4,149,158
3,045,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A(a)	3,133,260
270,000	First Investors Auto Owner Trust, Series 2014-1A, Class D, 3.280%, 4/15/2021, 144A(a)	270,693
440,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A(a)	443,167
345,000	First Investors Auto Owner Trust, Series 2015-1A, Class D, 3.590%, 1/18/2022, 144A(a)	346,430
1,710,000	First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.220%, 12/15/2021, 144A(a)	1,736,292
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(a)	218,001
605,000	Flagship Credit Auto Trust, Series 2015-1, Class C, 3.760%, 6/15/2021, 144A(a)	612,960
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(a)	655,883
190,402	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(a)	190,297
649,841	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(a)	649,171
647,492	Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.160%, 11/15/2019(a)	646,208
1,853,408	Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.410%, 2/15/2020(a)	1,850,031
86,345	Ford Credit Auto Owner Trust, Series 2016-B, Class A2B, 1-month LIBOR + 0.310%, 1.787%, 3/15/2019(a)(b)	86,358

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$2,902,804	Ford Credit Auto Owner Trust, Series 2017-A, Class A2B, 1-month LIBOR + 0.120%, 1.597%, 12/15/2019(a)(b)	$2,903,243
1,362,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A(a)	1,364,429
14,214	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(a)	14,211
1,028,421	Honda Auto Receivables Owner Trust, Series 2015-3, Class A3, 1.270%, 4/18/2019(a)	1,027,270
2,081,031	Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.390%, 4/15/2020(a)	2,074,164
1,290,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A3, 1.720%, 7/21/2021(a)	1,281,633
3,045,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A1, 1-month LIBOR + 0.850%, 2.327%, 4/18/2022, 144A(a)(b)	3,065,019
815,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 1-month LIBOR + 0.680%, 2.157%, 10/17/2022, 144A(a)(b)	816,453
970,000	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021(a)	960,016
870,428	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A2B, 1-month LIBOR + 0.060%, 1.537%, 1/15/2020(a)(b)	870,261
1,525,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740%, 8/16/2021(a)	1,515,723
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(a)	3,126,315
1,261,399	Toyota Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.340%, 6/17/2019(a)	1,259,842
795,000	Toyota Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.140%, 8/17/2020(a)	789,639
880,183	Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2B, 1-month LIBOR + 0.130%, 1.607%, 5/15/2019(a)(b)	880,358
2,940,000	Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.060%, 1.537%, 1/15/2020(a)(b)	2,939,998
1,345,000	USAA Auto Owner Trust, Series 2016-1, Class A3, 1.200%, 6/15/2020(a)	1,339,841
1,296,074	Veros Automobile Receivables Trust, Series 2017-1, Class A, 2.840%, 4/17/2023, 144A(a)	1,293,589
595,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class D, 3.460%, 10/17/2022, 144A(a)	597,505

		56,126,763

	ABS Credit Card — 4.5%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 1-month LIBOR + 0.420%, 1.897%, 2/16/2021(a)(b)	3,150,960
2,765,000	American Express Issuance Trust II, Series 2013-2, Class A, 1-month LIBOR + 0.430%, 1.907%, 8/15/2019(a)(b)	2,772,047
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 1-month LIBOR + 0.380%, 1.857%, 6/15/2021(a)(b)	2,055,726
995,000	Bank of America Credit Card Trust, Series 2016-A1, Class A, 1-month LIBOR + 0.390%, 1.867%, 10/15/2021(a)(b)	998,547

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$4,385,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022(a)	$4,365,388
3,600,000	Capital One Multi-Asset Execution Trust, Series 2015-A7, Class A7, 1.450%, 8/16/2021(a)	3,587,902
2,585,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(a)	2,569,067
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A1, 1-month LIBOR + 0.320%, 1.797%, 2/18/2020(a)(b)	3,561,313
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022(a)	3,473,822
3,120,000	Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, 6/15/2021(a)	3,090,061
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 1-month LIBOR + 0.430%, 1.862%, 9/10/2020(a)(b)	5,839,448
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(a)	3,045,000
5,800,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.750%, 11/19/2021(a)	5,760,872
5,520,000	Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8, 1.860%, 8/08/2022(a)	5,468,310
2,405,000	Discover Card Execution Note Trust, Series 2013-A1, Class A1, 1-month LIBOR + 0.300%, 1.777%, 8/17/2020(a)(b)	2,405,810

		52,144,273

	ABS Home Equity — 12.7%
565,848	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 3.539%, 3/25/2035(a)(c)	554,304
1,197,502	Adjustable Rate Mortgage Trust, Series 2005-1, Class 3A1, 3.335%, 5/25/2035(a)(c)	1,208,216
1,986,242	Ajax Mortgage Loan Trust, Series 2016-B, Class A, 4.000%, 9/25/2065, 144A(a)(c)	1,983,566
1,327,184	Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.000%, 10/25/2057, 144A(a)(c)	1,336,578
409,194	Ajax Mortgage Loan Trust, Series 2017-A, Class A, 3.470%, 4/25/2057, 144A(a)(c)	409,809
1,615,000	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)(d)	1,614,995
490,719	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033(a)	499,174
499,657	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	512,954
557,851	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	571,752
370,818	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035(a)	371,139
1,112,319	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025(a)	1,130,161
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	324,027
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,422,081
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,351,674
708,541	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(a)	722,471

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,381,350	Banc of America Funding Trust, Series 2004-B, Class 4A2, 3.487%, 11/20/2034(a)(c)	$1,368,339
397,138	Banc of America Funding Trust, Series 2005-5, Class 1A1, 5.500%, 9/25/2035(a)	415,685
826,405	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(a)	868,406
639,905	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034(a)	653,532
1,544,468	Banc of America Mortgage Trust, Series 2005-I, Class 4A1, 3.389%, 10/25/2035(a)(c)	1,516,561
1,218,749	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7, Class A1, 3.105%, 9/28/2032, 144A(a)(c)	1,216,305
2,175,000	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1, 3.352%, 11/28/2032, 144A(a)(c)	2,170,892
218,232	Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1, 3.475%, 4/28/2032, 144A(a)(c)	218,809
328,904	Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN3, Class A1, 3.228%, 5/28/2032, 144A(a)(c)	328,304
606,142	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1, Class A1, 3.598%, 1/28/2032, 144A(a)(c)	606,872
1,724,079	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL2, Class A1, 2.981%, 10/28/2032, 144A(a)(c)	1,719,078
767,064	BCAP LLC Trust, Series 2007-AA2, Class 22A1, 6.000%, 3/25/2022(a)	761,215
5,778	CAM Mortgage Trust, Series 2016-1, Class A, 4.000%, 1/15/2056, 144A(a)(c)	5,780
2,055,000	CAM Mortgage Trust, Series 2016-1, Class M, 5.000%, 1/15/2056, 144A(a)(c)	2,023,594
591,106	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1, 3.740%, 8/25/2034(a)(c)	581,382
729,828	CHL Mortgage Pass-Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035(a)	692,425
1,829,495	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 3.494%, 8/25/2035(a)(c)	1,826,908
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A(a)	2,319,968
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	1,074,321
2,105,000	Colony American Homes, Series 2014-1A, Class E, 1-month LIBOR + 2.800%, 4.277%, 5/17/2031, 144A(a)(b)	2,117,023
288,666	Colony American Homes, Series 2014-2A, Class E, 1-month LIBOR + 3.200%, 4.677%, 7/17/2031, 144A(a)(b)	290,086
3,190,000	Colony American Homes, Series 2015-1A, Class D, 1-month LIBOR + 2.150%, 3.582%, 7/17/2032, 144A(a)(b)	3,195,316
2,545,000	Colony American Homes, Series 2015-1A, Class F, 1-month LIBOR + 3.650%, 5.082%, 7/17/2032, 144A(a)(b)	2,557,417
705,737	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	723,667

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$611,988	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034(a)	$637,212
1,142,276	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034(a)	1,182,295
612,026	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(a)	620,990
471	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.039%, 8/25/2034(a)(c)(d)(e)	468
733,067	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 1-month LIBOR + 0.210%, 1.762%, 5/25/2035(a)(b)	696,891
92,354	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 3.492%, 9/20/2034(a)(c)	89,672
600,299	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 3.538%, 11/25/2033(a)(c)	604,975
390,908	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 3.613%, 12/25/2033(a)(c)	392,491
243,105	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	250,620
869,060	Deutsche Mortgage Securities, Inc., Series 2004-4, Class 7AR1, 1-month LIBOR + 0.350%, 1.902%, 6/25/2034(a)(b)	817,859
694,370	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 1.825%, 9/19/2045(a)(b)	573,387
1,829,171	Dukinfield 2 PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 1.763%, 12/20/2052, (GBP)(a)(b)	2,501,629
667,276	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 0.670%, 3/13/2045, (GBP)(a)(b)	881,152
1,698,242	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 1-month LIBOR + 2.200%, 3.752%, 2/25/2024(a)(b)	1,749,576
1,063,896	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1-month LIBOR + 1.650%, 3.202%, 4/25/2024(a)(b)	1,080,176
2,585,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.402%, 10/25/2027(a)(b)	2,648,404
1,382,657	GCAT LLC, Series 2017-2, Class A1, 3.500%, 4/25/2047, 144A(a)(c)	1,384,164
819,776	GCAT LLC, Series 2017-3, Class A1, 3.352%, 4/25/2047, 144A(a)(c)	820,288
165,076	GCAT LLC, Series 2017-4, Class A1, 3.228%, 5/25/2022, 144A(a)(c)	165,117
546,243	GCAT LLC, Series 2017-5, Class A1, 3.228%, 7/25/2047, 144A(a)(c)	546,571
382,713	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.997%, 7/19/2035(a)(c)	369,237
290,058	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.696%, 7/25/2035(a)(c)	285,055
2,602,095	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1-month LIBOR + 0.780%, 2.332%, 12/25/2034(a)(b)	2,393,651
3,445,156	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A, 3.671%, 10/25/2034(a)(c)	3,507,205
841,795	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 2.772%, 9/25/2034(a)(b)	766,150
1,573,684	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1-month LIBOR + 0.640%, 2.192%, 7/25/2045(a)(b)	1,515,337

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$3,534,578	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.210%, 1.762%, 2/25/2046(a)(b)	$3,071,580
2,985,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 1-month LIBOR + 4.200%, 5.660%, 3/17/2032, 144A(a)(b)	3,024,818
1,765,000	Invitation Homes Trust, Series 2015-SFR3, Class E, 1-month LIBOR + 3.750%, 5.210%, 8/17/2032, 144A(a)(b)	1,791,501
514,156	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 3.104%, 11/25/2033(a)(c)	494,169
1,719,778	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034(a)	1,736,854
1,328,739	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 3.468%, 4/25/2035(a)(c)	1,323,027
323,605	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 3.664%, 6/25/2035(a)(c)	326,986
1,124,330	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 3.643%, 2/25/2036(a)(c)	1,044,266
573,809	Lehman XS Trust, Series 2005-7N, Class 3A1, 1-month LIBOR + 0.280%, 1.832%, 12/25/2035(a)(b)	488,929
3	Lehman XS Trust, Series 2006-12N, Class A2A1, 1-month LIBOR + 0.150%, 1.702%, 8/25/2046(b)(d)(e)	3
680,344	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.260%, 1.812%, 2/25/2046(a)(b)	599,803
535,522	Ludgate Funding PLC, Series 2007-1, Class A2B, 3-month EURIBOR + 0.160%, 0.000%, 1/01/2061, (EUR)(a)(b)	623,855
1,983,025	Ludgate Funding PLC, Series 2008-W1X, Class A1, GBP 3-month LIBOR + 0.600%, 0.936%, 1/01/2061, (GBP)(a)(b)	2,620,925
360,755	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.650%, 5/25/2034(a)(c)	356,778
1,425,320	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 3.308%, 7/25/2034(a)(c)	1,392,772
331,643	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 3.707%, 4/25/2036(a)(c)	329,726
459,988	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	475,307
531,505	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	544,474
638,440	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	661,071
1,680,841	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034(a)	1,785,269
179,525	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 3.184%, 5/25/2036(a)(c)	181,189
652,584	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(a)	621,129
1,216,417	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(a)	1,252,075
775,189	Newgate Funding PLC, Series 2007-3X, Class A2B, 3-month EURIBOR + 0.600%, 0.271%, 12/15/2050, (EUR)(a)(b)	921,595

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$314,880	NYMT Residential LLC, Series 2016-RP1A, Class A, 4.000%, 3/25/2021, 144A(a)(c)	$315,325
1,238,905	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.000%, 6/25/2057, 144A(a)(c)	1,237,120
2,572,422	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, 3.000%, 7/25/2057, 144A(a)(c)	2,569,166
3,110,000	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A2, 4.875%, 7/25/2057, 144A(a)(c)	3,093,012
576,377	OWS Structured Asset Trust, Series 2016-NPL1, Class A1, 3.750%, 7/25/2056, 144A(a)(c)	580,764
4,126,960	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A1, 3.500%, 9/25/2022, 144A(a)(c)	4,115,009
1,165,000	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A2, 5.000%, 9/25/2022, 144A(a)(c)	1,133,729
1,422,132	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A1, 3.470%, 11/25/2022, 144A(a)(c)	1,417,150
405,000	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A2, 5.000%, 11/25/2022, 144A(a)(c)	392,960
3,899,291	RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/2022, 144A(a)(c)	3,902,064
981,625	Residential Accredit Loans, Inc. Trust, Series 2006-QO4, Class 2A1, 1-month LIBOR + 0.190%, 1.742%, 4/25/2046(a)(b)	923,697
1,478,381	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035(a)	1,309,503
474,009	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036(a)	473,494
2,295,313	Residential Funding Mortgage Securities, Series 2006-SA2, Class 3A1, 4.599%, 8/25/2036(a)(c)	2,140,035
245,621	RMAC PLC, Series 2005-NS3X, Class A2C, 3-month EURIBOR + 0.360%, 0.034%, 6/12/2043, (EUR)(a)(b)	288,942
434,018	RMAC Securities No. 1 PLC, Series 2006-NS1X, Class A2C, 3-month EURIBOR + 0.150%, 0.000%, 6/12/2044, (EUR)(a)(b)	502,607
335,250	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 0.673%, 6/12/2044, (GBP)(a)(b)	436,168
1,819,000	Starwood Waypoint Homes, Series 2015-1A, Class E, 1-month LIBOR + 3.000%, 4.432%, 7/17/2032, 144A(a)(b)	1,833,998
695,237	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 3.361%, 6/25/2034(a)(c)	686,155
3,655,095	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 1.862%, 7/25/2035(a)(b)	2,927,997
632,238	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(a)	639,315
356,271	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035(a)	361,406
1,200,000	Towd Point Mortgage Funding PLC, Series 2016-GR1X, Class B, GBP 3-month LIBOR + 1.400%, 1.791%, 7/20/2046, (GBP)(a)(b)	1,633,601
674,381	VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.500%, 2/25/2047, 144A(a)(c)	675,355
2,400,000	VOLT LIV LLC, Series 2017-NPL1, Class A2, 6.000%, 2/25/2047, 144A(a)(c)	2,408,305
930,099	VOLT LV LLC, Series 2017-NPL2, Class A1, 3.500%, 3/25/2047, 144A(a)(c)	933,499

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,084,585	VOLT LVI LLC, Series 2017-NPL3, Class A1, 3.500%, 3/25/2047, 144A(a)(c)	$2,093,521
2,840,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(a)(c)	2,848,011
502,296	VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.375%, 4/25/2047, 144A(a)(c)	504,280
1,207,678	VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.125%, 6/25/2047, 144A(a)(c)	1,208,172
1,190,000	VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.000%, 10/25/2047, 144A(a)(c)	1,188,207
1,125,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(a)(c)	1,122,177
2,133,996	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 2A1, 3.442%, 7/25/2034(a)(c)	2,164,046
320,562	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 3.554%, 8/25/2034(a)(c)	328,504
174,733	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035(a)	180,615
807,936	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036(a)	813,298
436,532	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 3.473%, 5/01/2035(a)(c)	447,317
542,376	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A5, 3.451%, 6/25/2035(a)(c)	549,162

		146,791,145

	ABS Other — 4.4%
878,140	AASET Trust, Series 2017-1A, Class A, 3.967%, 5/16/2042, 144A(a)	881,218
3,612,022	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(a)(c)	3,535,033
1,108,378	AIM Aviation Finance Ltd., Series 2015-1A, Class C1, 4.750%, 2/15/2040, 144A(a)	1,023,800
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	347,386
1,168,958	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	1,211,037
1,333,932	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	1,336,273
1,233,854	CLUB Credit Trust, Series 2017-P1, Class A, 2.420%, 9/15/2023, 144A(a)	1,233,222
1,064,174	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A(a)	1,056,669
2,069,787	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(s)	1,459,200
820,999	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(s)	236,612
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(s)	—
1,317,885	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(f)(h)	1,265,396
8,818	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(a)	8,820
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(a)	745,332

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A(a)	$6,536,630
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(a)	1,271,467
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,175,446
3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A(a)	3,202,566
2,685,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A(a)	2,752,247
3,583,526	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(a)	3,711,130
390,513	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(a)	390,303
757,468	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(a)	756,165
809,907	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A(a)	814,930
3,155,000	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A(a)	3,099,966
2,195,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(a)	2,189,789
1,710,000	Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.550%, 4/15/2021, 144A(f)(h)	1,703,148
1,296,648	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A(a)(d)	1,296,633
5,700,000	Working Capital Solutions Funding LLC, 1-month LIBOR + 6.950%, 7.711%, 8/31/2018, 144A(b)(d)(e)(f)(s)	5,700,000

		50,940,418

	ABS Student Loan — 0.8%
1,352,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 4.010%, 6/15/2032(a)(b)(d)	1,351,459
3,550,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 4.040%, 3/15/2033(a)(b)(d)	3,548,580
1,350,000	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 2.101%, 10/15/2035, 144A(a)(b)	1,354,961
191,901	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1-month LIBOR + 1.250%, 2.802%, 8/25/2032, 144A(a)(b)	194,169
966,821	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1-month LIBOR + 1.200%, 2.529%, 3/25/2033, 144A(a)(b)	984,238
2,049,512	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	2,041,088

		9,474,495

	ABS Whole Business — 0.4%
3,099,425	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A(a)	3,218,603
957,600	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A(a)	982,618

		4,201,221

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — 0.6%
$1,135,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(a)	$1,203,100
1,605,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027(a)	1,733,400
1,195,000	Embraer Overseas Ltd., 5.696%, 9/16/2023, 144A(a)	1,305,537
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A(a)	2,975,799

		7,217,836

	Airlines — 1.4%
7,301,380	Air Canada Pass Through Trust, Series 2015-2, Class B, 5.000%, 6/15/2025, 144A(a)	7,646,662
3,150,000	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026(a)	3,301,515
4,973,237	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025(a)	4,911,072

		15,859,249

	Automotive — 2.8%
5,875,000	American Honda Finance Corp., MTN, 3-month LIBOR + 0.280%, 1.716%, 11/19/2018(a)(b)	5,883,460
6,045,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.380%, 1.727%, 4/06/2020, 144A(a)(b)	6,071,930
5,785,000	BMW U.S. Capital LLC, 3-month LIBOR + 0.410%, 1.999%, 9/13/2019, 144A(a)(b)	5,817,229
5,980,000	Ford Motor Credit Co. LLC, 3-month LIBOR + 1.000%, 2.350%, 1/09/2020(a)(b)	6,039,213
5,955,000	Nissan Motor Acceptance Corp., 3-month LIBOR + 0.580%, 1.939%, 1/13/2020, 144A(a)(b)	5,984,921
2,955,000	Toyota Motor Credit Corp., MTN, 3-month LIBOR + 0.440%, 1.794%, 10/18/2019(a)(b)	2,965,729

		32,762,482

	Banking — 2.6%
44,895,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 2.500%, 23.708%, 1/12/2020, 144A, (ARS)(a)(b)	2,327,037
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 25.938%, 11/07/2022, 144A, (ARS)(a)(b)	2,375,067
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)(a)	1,132,413
46,000,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Private Banks + 4.500%, 26.500%, 8/09/2020, 144A, (ARS)(a)(b)	2,462,176
6,240,000	JPMorgan Chase & Co., 3-month LIBOR + 0.680%, 2.161%, 6/01/2021(a)(b)	6,273,072
5,800,000	JPMorgan Chase Bank NA, 3-month LIBOR + 0.590%, 2.265%, 9/23/2019(a)(b)	5,840,866
6,000,000	Sumitomo Mitsui Banking Corp., Series 2FRN, 3-month LIBOR + 0.540%, 1.896%, 1/11/2019(a)(b)	6,018,313
3,000,000	Toronto-Dominion Bank (The), MTN, 3-month LIBOR + 0.420%, 1.774%, 1/18/2019(a)(b)	3,007,171

		29,436,115

	Building Materials — 0.3%
2,755,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A(a)	2,939,585

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — 1.3%
$2,865,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A(a)	$2,688,331
1,575,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A(a)	1,521,422
1,740,000	DISH DBS Corp., 5.875%, 11/15/2024(a)	1,694,325
1,475,000	DISH DBS Corp., 7.750%, 7/01/2026(a)	1,550,594
5,800,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A(a)	5,804,930
2,065,000	Time Warner Cable LLC, 4.500%, 9/15/2042(a)	1,937,416

		15,197,018

	Chemicals — 0.3%
2,230,000	Braskem Netherlands Finance BV, 3.500%, 1/10/2023, 144A(a)	2,189,860
1,490,000	Mexichem SAB de CV, 4.000%, 10/04/2027, 144A(a)	1,475,100

		3,664,960

	Collateralized Mortgage Obligations — 0.3%
1,590,149	GMACM Mortgage Loan Trust, Series 2005-AR1, Class 3A, 3.889%, 3/18/2035(a)(c)	1,604,833
53,628,953	Government National Mortgage Association, Series 2012-135, Class IO, 0.603%, 1/16/2053(a)(c)(i)	1,883,251

		3,488,084

	Construction Machinery — 0.3%
3,050,000	Caterpillar Financial Services Corp., GMTN, 3-month LIBOR + 0.290%, 1.777%, 9/04/2020(a)(b)	3,052,845

	Diversified Manufacturing — 0.5%
5,915,000	United Technologies Corp., 3-month LIBOR + 0.350%, 1.727%, 11/01/2019(a)(b)	5,935,288

	Electric — 1.2%
9,400,000,000	Empresas Public Medellin de Medellin ESP, 8.375%, 11/08/2027, 144A, (COP)(a)	3,258,491
8,840,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(a)	10,983,700

		14,242,191

	Finance Companies — 0.5%
6,100,000	USAA Capital Corp., 3-month LIBOR + 0.230%, 1.607%, 2/01/2019, 144A(a)(b)	6,102,379

	Financial Other — 0.8%
2,815,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025, 144A(a)	2,815,281
6,780,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A(a)	6,796,950

		9,612,231

	Food & Beverage — 2.1%
3,850,000	BRF GmbH, 4.350%, 9/29/2026, 144A(a)	3,732,613
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(a)	3,231,437
1,680,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A(a)	1,813,594
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)(a)	682,976
6,235,000	Grupo Bimbo SAB de CV, 4.700%, 11/10/2047, 144A(a)	6,290,866
2,300,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A(a)	2,213,750

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — continued
$2,695,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A(a)	$2,738,794
2,900,000	PepsiCo, Inc., 3-month LIBOR + 0.270%, 1.606%, 10/04/2019(a)(b)	2,912,078

		23,616,108

	Government Owned – No Guarantee — 2.9%
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(a)	6,364,143
2,820,000	Petrobras Global Finance BV, 5.299%, 1/27/2025, 144A(a)	2,828,460
4,640,000	Petrobras Global Finance BV, 5.625%, 5/20/2043(a)	4,146,490
9,050,000	Petrobras Global Finance BV, 5.999%, 1/27/2028, 144A(a)	9,072,625
2,045,000	Petrobras Global Finance BV, 7.250%, 3/17/2044(a)	2,126,800
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(a)	3,390,581
3,525,000	YPF S.A., 6.950%, 7/21/2027, 144A(a)	3,741,787
1,930,000	YPF S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 25.458%, 7/07/2020, 144A(a)(b)	1,786,598

		33,457,484

	Healthcare — 0.8%
2,850,000	Grifols S.A., 3.200%, 5/01/2025, 144A, (EUR)(a)	3,470,967
2,340,000	Polaris Intermediate Corp., PIK, 8.500%, 12/01/2022, 144A(a)(j)	2,427,750
2,800,000	Quintiles IMS, Inc., 3.250%, 3/15/2025, 144A, (EUR)(a)	3,470,511

		9,369,228

	Independent Energy — 1.8%
2,965,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A(a)	2,801,925
1,095,000	California Resources Corp., 8.000%, 12/15/2022, 144A(a)	903,375
3,080,000	Gulfport Energy Corp., 6.375%, 5/15/2025(a)	3,095,400
3,018,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A(a)	3,138,720
1,265,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A(a)	1,075,250
2,055,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A(a)	1,733,906
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)(e)(f)(k)	—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)(e)(f)(k)	—
3,100,000	SRC Energy, Inc., 6.250%, 12/01/2025, 144A(a)	3,169,750
3,265,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A(a)	3,167,050
1,190,000	Whiting Petroleum Corp., 6.625%, 1/15/2026, 144A(a)	1,213,800

		20,299,176

	Integrated Energy — 1.1%
1,225,000	BP Capital Markets PLC, 3-month LIBOR + 0.425%, 1.838%, 2/13/2018(a)(b)	1,225,293
3,040,000	Cenovus Energy, Inc., 5.400%, 6/15/2047(a)	3,199,094
950,000	Geopark Ltd., 6.500%, 9/21/2024, 144A(a)	975,118
1,135,000	Infraestructura Energetica Nova, S.A.B. de C.V., 4.875%, 1/14/2048, 144A(a)	1,091,019
5,795,000	Shell International Finance BV, 3-month LIBOR + 0.350%, 1.899%, 9/12/2019(a)(b)	5,819,323

		12,309,847

	Leisure — 0.1%
1,570,000	Constellation Merger Sub, Inc., 8.500%, 9/15/2025, 144A(a)	1,530,750

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — 0.5%
$5,785,000	Metropolitan Life Global Funding I, 3-month LIBOR + 0.340%, 1.914%, 9/14/2018, 144A(a)(b)	$5,794,603

	Local Authorities — 1.6%
2,900,000	Provincia de Buenos Aires, 5.750%, 6/15/2019, 144A(a)	3,004,400
2,280,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A(a)	2,449,062
2,015,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A(a)	2,236,288
200,805,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.830%, 26.955%, 5/31/2022, (ARS)(a)(b)	11,137,265

		18,827,015

	Media Entertainment — 0.5%
4,735,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020(a)	4,640,300
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(a)	1,051,643

		5,691,943

	Metals & Mining — 0.6%
3,100,000	Gerdau Trade, Inc., 4.875%, 10/24/2027, 144A(a)	3,084,903
1,335,000	Stillwater Mining Co., 6.125%, 6/27/2022, 144A(a)	1,355,399
1,900,000	Vale Overseas Ltd., 6.250%, 8/10/2026(a)	2,201,150

		6,641,452

	Midstream — 2.1%
5,465,000	EnLink Midstream Partners LP, Series C, (fixed rate to 12/15/2022, variable rate thereafter), 6.000%(a)(l)	5,231,643
2,690,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019(a)	2,739,819
2,275,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025(a)	2,218,125
150,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021(a)	153,000
3,725,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023(a)	3,846,062
580,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A(a)	589,788
970,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A(a)	1,006,375
1,160,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A(a)	1,429,700
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027(a)	951,947
6,005,000	TransCanada Trust, (fixed rate to 3/15/2027, variable rate thereafter), 5.300%, 3/15/2077(a)	6,192,656

		24,359,115

	Natural Gas — 0.2%
1,825,000	Infraestructura Energetica Nova, S.A.B. de C.V., 3.750%, 1/14/2028, 144A(a)	1,800,363

	Non-Agency Commercial Mortgage-Backed Securities — 3.6%
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.079%, 4/15/2044, 144A(a)(c)	4,703,743
1,900,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 4.432%, 10/15/2034, 144A(a)(b)	1,904,641
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1-month LIBOR + 1.250%, 2.727%, 3/15/2028, 144A(a)(b)	3,699,995
3,635,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A(a)	3,242,547

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.698%, 11/10/2046, 144A(a)(c)	$2,663,881
1,208,938	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.814%, 8/10/2045(a)(c)	1,230,879
464,694	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(a)(c)	465,955
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 1-month LIBOR + 4.500%, 5.977%, 7/15/2036, 144A(a)(b)	3,120,835
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.483%, 6/15/2044, 144A(a)(c)	1,563,489
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.483%, 6/15/2044, 144A(a)(c)	2,013,883
6,014,271	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 8.404%, 8/15/2019, 144A(a)(b)	6,104,404
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 1-month LIBOR + 2.500%, 3.977%, 11/15/2026, 144A(a)(b)	2,217,102
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 1-month LIBOR + 3.250%, 4.727%, 11/15/2026, 144A(a)(b)	2,106,605
3,165,000	SCG Trust, Series 2013-SRP1, Class D, 1-month LIBOR + 3.344%, 4.821%, 11/15/2026, 144A(a)(b)	2,930,427
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.653%, 2/15/2044, 144A(a)(c)	2,606,911
655,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.826%, 6/15/2045, 144A(a)(c)(d)	542,412

		41,117,709

	Paper — 0.6%
2,275,000	Celulosa Arauco y Constitucion S.A., 5.500%, 11/02/2047, 144A(a)	2,366,000
2,660,000	Fibria Overseas Finance Ltd., 4.000%, 1/14/2025(a)	2,633,400
1,915,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A(a)	2,078,924

		7,078,324

	Pharmaceuticals — 0.3%
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046(a)	1,142,256
2,070,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A(a)	1,894,050

		3,036,306

	Property & Casualty Insurance — 0.9%
2,890,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)(a)	3,957,733
600,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A(a)	622,080
6,000,000	Berkshire Hathaway Finance Corp., 3-month LIBOR + 0.320%, 1.670%, 1/10/2020(a)(b)	6,026,386

		10,606,199

	Retailers — 0.6%
2,915,000	Alimentation Couche-Tard, Inc., 3-month LIBOR + 0.500%, 2.074%, 12/13/2019, 144A(a)(b)	2,916,775
4,080,000	Cencosud S.A., 4.375%, 7/17/2027, 144A(a)	4,033,080

		6,949,855

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Sovereigns — 0.1%
29,460,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 28.750%, 6/21/2020, (ARS)(a)(b)	$1,678,809

	Technology — 2.7%
6,045,000	Apple, Inc., 3-month LIBOR + 0.070%, 1.483%, 5/11/2020(a)(b)	6,038,028
6,955,000	Cisco Systems, Inc., 3-month LIBOR + 0.340%, 1.966%, 9/20/2019(a)(b)	6,996,054
11,255,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A(a)	12,409,971
6,000,000	International Business Machines Corp., 3-month LIBOR + 0.230%, 1.605%, 1/27/2020(a)(b)	6,027,611

		31,471,664

	Treasuries — 7.0%
51,470,000	Malaysia Government Bond, Series 0517, 3.441%, 2/15/2021, (MYR)(a)	12,755,835
1,115,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(a)	5,012,666
127,920,000	Poland Government International Bond, Series 0727, 2.500%, 7/25/2027, (PLN)(a)	34,380,657
284,840,000	South Africa Government International Bond, 8.750%, 1/31/2044, (ZAR)(a)	20,724,427
100,300,000	South Africa Government International Bond, 8.750%, 2/28/2048, (ZAR)(a)	7,350,334

		80,223,919

	Wirelines — 0.1%
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(a)(k)	889,290

	Total Non-Convertible Bonds (Identified Cost $826,803,746)	815,937,737

Convertible Bonds — 3.0%
	Building Materials — 0.1%
715,000	Tutor Perini Corp., 2.875%, 6/15/2021(a)	788,287

	Cable Satellite — 0.4%
2,060,000	DISH Network Corp., 2.375%, 3/15/2024, 144A(a)	1,978,888
2,705,000	DISH Network Corp., 3.375%, 8/15/2026(a)	2,943,378

		4,922,266

	Consumer Cyclical Services — 0.2%
2,995,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023(a)	2,860,225

	Diversified Operations — 0.1%
775,000	RWT Holdings, Inc., 5.625%, 11/15/2019(a)	780,813

	Healthcare — 0.1%
615,000	Evolent Health, Inc., 2.000%, 12/01/2021(a)	576,562
220,000	Insulet Corp., 1.375%, 11/15/2024, 144A(a)	222,888
890,000	Teladoc, Inc., 3.000%, 12/15/2022, 144A(a)	1,000,694

		1,800,144

	Leisure — 0.1%
650,000	Rovi Corp., 0.500%, 3/01/2020(a)	616,954

	Media Entertainment — 0.1%
575,000	Liberty Media Corp., 2.250%, 9/30/2046(a)	598,719

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 0.2%
$1,280,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A(a)	$1,165,600
385,000	SM Energy Co., 1.500%, 7/01/2021(a)	376,578
1,075,000	Whiting Petroleum Corp., 1.250%, 4/01/2020(a)	989,000

		2,531,178

	Oil Field Services — 0.2%
970,000	Hercules Capital, Inc., 4.375%, 2/01/2022, 144A(a)	997,281
1,760,000	Nabors Industries, Inc., 0.750%, 1/15/2024, 144A(a)	1,348,600

		2,345,881

	Pharmaceuticals — 0.7%
1,605,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024(a)	1,598,981
1,010,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020(a)	1,196,219
245,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024, 144A(a)	297,522
1,550,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022(a)	1,441,500
2,000,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023(a)	1,590,000
2,045,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024, 144A(a)	2,611,209

		8,735,431

	Railroads — 0.2%
910,000	Echo Global Logistics, Inc., 2.500%, 5/01/2020(a)	939,575
1,385,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024, 144A(a)	1,649,881

		2,589,456

	REITs – Mortgage — 0.2%
2,090,000	iStar, Inc., 3.125%, 9/15/2022, 144A(a)	2,079,550

	Technology — 0.4%
3,250,000	Finisar Corp., 0.500%, 12/15/2036(a)	3,022,500
1,500,000	Verint Systems, Inc., 1.500%, 6/01/2021(a)	1,456,875

		4,479,375

	Total Convertible Bonds (Identified Cost $34,988,848)	35,128,279

	Total Bonds and Notes (Identified Cost $861,792,594)	851,066,016

Senior Loans — 10.5%
	Aerospace & Defense — 0.4%
1,014,303	Engility Corp., Term Loan B2, 1-month LIBOR + 3.250%, 4.819%, 8/12/2023(b)	1,023,179
2,374,194	TransDigm, Inc., 2017 Extended Term Loan F, LIBOR + 2.750%, 4.362%, 6/09/2023(o)	2,376,829
332,176	TransDigm, Inc., 2017 Term Loan E, 1-month LIBOR + 2.750%, 4.319%, 5/14/2022(b)	332,973
666,650	TransDigm, Inc., 2017 Term Loan G, LIBOR + 3.000%, 4.665%, 8/22/2024(o)	669,430

		4,402,411

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 0.3%
$730,000	Belron S.A., USD Term Loan B, 3-month LIBOR + 2.500%, 3.892%, 11/07/2024(b)	$736,847
2,770,133	Truck Hero, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.642%, 4/21/2024(b)	2,769,274

		3,506,121

	Building Materials — 0.5%
1,584,030	HD Supply, Inc., Term Loan B4, 3-month LIBOR + 2.500%, 4.193%, 10/17/2023(b)	1,595,245
717,401	Ply Gem Industries, Inc., Term Loan, 3-month LIBOR + 3.000%, 4.693%, 2/01/2021(b)	721,885
3,546,438	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.750%, 4.319%, 11/15/2023(b)	3,550,871

		5,868,001

	Cable Satellite — 1.0%
1,620,000	Altice Financing SA, USD 2017 1st Lien Term Loan, 3-month LIBOR + 2.750%, 4.112%, 1/05/2026(b)	1,584,360
281,296	Altice U.S. Finance I Corp., 2017 Term Loan, 1-month LIBOR + 2.250%, 3.819%, 7/28/2025(b)	279,949
203,465	CSC Holdings LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 2.250%, 3.741%, 7/17/2025(b)	202,511
4,350,409	Unitymedia Finance LLC, Term Loan B, 1-month LIBOR + 2.250%, 3.727%, 9/30/2025(b)	4,352,062
2,575,000	Virgin Media Bristol LLC, 2017 USD Term Loan, 3-month LIBOR + 2.500%, 3.977%, 1/15/2026(b)	2,573,403
3,090,760	Ziggo Secured Finance Partnership, USD Term Loan E, 1-month LIBOR + 2.500%, 3.977%, 4/15/2025(b)	3,063,716

		12,056,001

	Chemicals — 0.1%
750,920	Axalta Coating Systems US Holdings, Inc., USD Term Loan, 3-month LIBOR + 2.000%, 3.693%, 6/01/2024(b)	753,300

	Consumer Products — 0.8%
3,694,390	Serta Simmons Bedding LLC, 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.848%, 11/08/2023(n)	3,372,165
5,500,000	Weight Watchers International, Inc., 2017 Term Loan B, 1-month LIBOR + 4.750%, 6.230%, 11/29/2024(b)	5,522,935

		8,895,100

	Diversified Manufacturing — 0.1%
126,325	Engineered Machinery Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3-month LIBOR + 3.250%, 4.943%, 7/19/2024(b)	126,325
971,729	Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.943%, 7/19/2024(b)	971,729

		1,098,054

	Electric — 0.3%
4,201,878	AES Corp., 2017 Term Loan B, 3-month LIBOR + 2.000%, 3.454%, 5/24/2022(b)	4,208,895

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Environmental — 0.1%
$745,563	GFL Environmental, Inc., USD Term Loan B, 3-month LIBOR + 2.750%, 4.443%, 9/29/2023(b)	$747,740
209,592	USS Ultimate Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.319%, 8/25/2024(b)	210,728

		958,468

	Food & Beverage — 0.4%
1,935,000	Aramark Services, Inc., 2017 Term Loan B1, 1-month LIBOR + 2.000%, 3.569%, 3/11/2025(b)	1,944,075
1,437,775	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1-month LIBOR + 2.250%, 3.820%, 5/24/2024(b)	1,442,146
1,400,000	UTZ Quality Foods LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.011%, 11/21/2024(b)	1,409,632

		4,795,853

	Health Insurance — 0.2%
1,780,481	Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3/01/2021(m)	1,778,807
1,005,000	Sedgwick Claims Management Services, Inc., 2017 1st Lien Term Loan, 2/26/2021(m)	1,001,865

		2,780,672

	Healthcare — 0.8%
895,950	Envision Healthcare Corp., 2016 Term Loan B, 1-month LIBOR + 3.000%, 4.570%, 12/01/2023(b)	897,814
1,137,150	Quintiles IMS, Inc., 2017 Term Loan B2, 3-month LIBOR + 2.000%, 3.693%, 1/17/2025(b)	1,141,210
2,937,638	Surgery Center Holdings, Inc., 2017 Term Loan B, 1-month LIBOR + 3.250%, 4.820%, 9/02/2024(b)	2,903,355
4,327,554	Team Health Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 2.750%, 4.319%, 2/06/2024(b)	4,211,272

		9,153,651

	Independent Energy — 0.1%
811,000	California Resources Corp., 2017 1st Lien Term Loan, 12/31/2022(m)	806,945

	Internet & Data — 0.1%
1,351,613	NeuStar, Inc., Term Loan B2, 3-month LIBOR + 3.750%, 5.147%, 8/08/2024(b)	1,362,425

	Leisure — 0.1%
307,675	AMC Entertainment, Inc., New Term Loan B, 1-month LIBOR + 2.250%, 3.727%, 12/15/2023(b)	307,420
1,189,811	ClubCorp Club Operations, Inc., 2017 Term Loan B, 3-month LIBOR + 3.250%, 4.943%, 9/18/2024(b)	1,193,713

		1,501,133

	Media Entertainment — 0.3%
1,497,452	Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.250%, 4.819%, 10/03/2023(b)	1,505,479

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — continued
$1,011,415	CBS Radio, Inc., 2017 Term Loan B, 3-month LIBOR + 2.750%, 4.172%, 11/17/2024(b)	$1,016,047
619,286	Donnelley Financial Solutions, Inc., 2017 Term Loan B, 1-month LIBOR + 3.000%, 4.552%, 10/02/2023(b)	621,998

		3,143,524

	Midstream — 0.1%
1,696,475	BCP Raptor LLC, Term Loan B, 3-month LIBOR + 4.250%, 5.729%, 6/24/2024(b)	1,701,785

	Natural Gas — 0.1%
943,745	Southcross Energy Partners LP, 1st Lien Term Loan, 3-month LIBOR + 4.250%, 5.943%, 8/04/2021(b)	926,050

	Packaging — 0.6%
3,019,825	BWAY Holding Co., 2017 Term Loan B, 3-month LIBOR + 3.250%, 4.599%, 4/03/2024(b)	3,030,606
3,092,250	Klockner-Pentaplast of America, Inc., USD 2017 Term Loan B2, 3-month LIBOR + 4.250%, 5.943%, 6/30/2022(b)	3,119,307
503,738	Plastipak Packaging, Inc., Term Loan B, 1-month LIBOR + 2.750%, 4.450%, 10/14/2024(b)	506,382

		6,656,295

	Pharmaceuticals — 0.2%
1,943,090	Change Healthcare Holdings, Inc., 2017 Term Loan B, 1-month LIBOR + 2.750%, 4.319%, 3/01/2024(b)	1,945,771

	Property & Casualty Insurance — 0.4%
1,465,657	Hyperion Insurance Group Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.500%, 5.063%, 12/13/2024(b)	1,465,657
3,258,897	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 4.693%, 5/16/2024(b)	3,252,119

		4,717,776

	Restaurants — 0.3%
3,627,530	1011778 B.C. Unlimited Liability Co., Term Loan B3, LIBOR + 2.250%, 3.868%, 2/16/2024(o)	3,625,571

	Retailers — 0.5%
2,992,500	Bass Pro Group LLC, Term Loan B, 1-month LIBOR + 5.000%, 6.569%, 9/25/2024(b)	2,981,278
1,050,000	Hanesbrands, Inc., 2017 Term Loan B, 3-month LIBOR + 1.750%, 3.227%, 12/15/2024(b)	1,053,287
1,333,279	Harbor Freight Tools USA, Inc., 2016 Term Loan B, 1-month LIBOR + 3.250%, 4.819%, 8/18/2023(b)	1,341,305

		5,375,870

	Technology — 1.4%
1,860,338	Almonde, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.500%, 4.979%, 6/13/2024(b)	1,864,858
748,432	Cavium, Inc., 2017 Term Loan B, 1-month LIBOR + 2.250%, 3.819%, 8/16/2022(b)	749,367

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$3,055,000	Dell, Inc., 2017 Term Loan A2, 1-month LIBOR + 1.750%, 3.320%, 9/07/2021(b)	$3,053,289
471,405	First Data Corp., 2022 USD Term Loan, 1-month LIBOR + 2.250%, 3.802%, 7/08/2022(b)	471,664
100,101	MA FinanceCo. LLC, USD Term Loan B3, 1-month LIBOR + 2.750%, 4.319%, 6/21/2024(b)	100,101
2,977,538	McAfee LLC, 2017 USD Term Loan B, 3-month LIBOR + 4.500%, 6.069%, 9/30/2024(b)	2,965,836
982,587	Rackspace Hosting, Inc., 2017 1st Lien Term Loan, LIBOR + 3.000%, 4.385%, 11/03/2023(o)	981,497
676,009	Seattle Spinco, Inc., USD Term Loan B3, 3-month LIBOR + 2.750%, 4.319%, 6/21/2024(b)	676,009
4,950,543	Veritas Bermuda Ltd., USD Repriced Term Loan B, 3-month LIBOR + 4.500%, 6.193%, 1/27/2023(b)	4,958,811

		15,821,432

	Transportation Services — 0.4%
4,236,052	Uber Technologies, Term Loan B, 3-month LIBOR + 4.000%, 5.552%, 7/13/2023(b)	4,256,173

	Wireless — 0.7%
625,680	GTT Communications, Inc., 2017 Add on Term Loan B, 1-month LIBOR + 3.250%, 4.875%, 1/09/2024(b)	628,808
3,177,955	Radiate Holdco LLC, 1st Lien Term Loan, 2/01/2024(m)	3,151,292
2,803,813	Sprint Communications, Inc., 1st Lien Term Loan B, 1-month LIBOR + 2.500%, 4.125%, 2/02/2024(b)	2,801,710
1,631,579	UPC Financing Partnership, USD Term Loan AR, 1-month LIBOR + 2.500%, 3.977%, 1/15/2026(b)	1,630,225

		8,212,035

	Wirelines — 0.2%
1,155,662	Consolidated Communications, Inc., 2016 Term Loan B, 1-month LIBOR + 3.000%, 4.570%, 10/04/2023(b)	1,134,571
1,304,804	Zayo Group LLC, 2017 Incremental Term Loan, 1-month LIBOR + 2.250%, 3.802%, 1/19/2024(b)	1,308,784

		2,443,355

	Total Senior Loans (Identified Cost $120,878,707)	120,972,667

Loan Participations — 0.7%
	ABS Other — 0.7%
6,268,912	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(a)(d)	6,255,296
1,690,943	Rise Ltd., Term Loan A, 4.750%, 2/15/2039(a)(c)(d)	1,682,489

	Total Loan Participations (Identified Cost $7,957,722)	7,937,785

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.8%
Convertible Preferred Stocks — 0.4%
	Food & Beverage — 0.3%
32,272	Bunge Ltd., 4.875%(a)	$3,358,305

	Midstream — 0.1%
1,714	Chesapeake Energy Corp., 5.750%(a)	984,479

	Total Convertible Preferred Stocks (Identified Cost $4,135,098)	4,342,784

Non-Convertible Preferred Stock — 0.4%
	Cable Satellite — 0.4%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,292,500

	Total Preferred Stocks (Identified Cost $8,175,098)	8,635,284

Common Stocks — 5.6%
	Aerospace & Defense — 0.2%
3,103	Boeing Co. (The)	915,106
897	Raytheon Co.	168,501
8,093	United Technologies Corp.	1,032,424

		2,116,031

	Air Freight & Logistics — 0.0%
1,295	FedEx Corp.	323,154

	Airlines — 0.0%
7,581	Delta Air Lines, Inc.	424,536

	Auto Components — 0.0%
4,683	Aptiv PLC	397,259

	Automobiles — 0.0%
10,620	General Motors Co.	435,314

	Banks — 0.4%
17,481	BB&T Corp.	869,155
16,585	JPMorgan Chase & Co.	1,773,600
6,902	PacWest Bancorp	347,861
5,047	PNC Financial Services Group, Inc. (The)	728,232
13,208	Wells Fargo & Co.	801,329

		4,520,177

	Beverages — 0.1%
1,816	Constellation Brands, Inc., Class A	415,083
9,589	PepsiCo, Inc.	1,149,913

		1,564,996

	Chemicals — 0.1%
6,459	DowDuPont, Inc.	460,010

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Chemicals — continued
10,298	Huntsman Corp.	$342,820
4,247	Monsanto Co.	495,965

		1,298,795

	Containers & Packaging — 0.0%
4,724	WestRock Co.	298,604

	Diversified Telecommunication Services — 0.4%
8,830	AT&T, Inc.	343,311
226,618	CenturyLink, Inc.	3,779,988

		4,123,299

	Electric Utilities — 0.2%
2,871	American Electric Power Co., Inc.	211,220
17,808	Exelon Corp.	701,813
5,505	NextEra Energy, Inc.	859,826

		1,772,859

	Food & Staples Retailing — 0.0%
1,451	Costco Wholesale Corp.	270,060

	Food Products — 0.1%
15,338	Mondelez International, Inc., Class A	656,466

	Health Care Equipment & Supplies — 0.1%
8,768	Medtronic PLC	708,016

	Health Care Providers & Services — 0.1%
3,778	UnitedHealth Group, Inc.	832,898

	Hotels, Restaurants & Leisure — 0.2%
12,595	Hilton Worldwide Holdings, Inc.	1,005,837
5,599	McDonald’s Corp.	963,700

		1,969,537

	Household Products — 0.1%
9,896	Procter & Gamble Co. (The)	909,244

	Industrial Conglomerates — 0.1%
5,757	Honeywell International, Inc.	882,894

	Insurance — 0.1%
5,366	Chubb Ltd.	784,134
9,863	MetLife, Inc.	498,673

		1,282,807

	IT Services — 0.1%
6,734	Automatic Data Processing, Inc.	789,157

	Machinery — 0.1%
5,590	Dover Corp.	564,534
2,381	Fortive Corp.	172,265

		736,799

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Media — 0.1%
22,231	Comcast Corp., Class A	$890,352
5,175	Walt Disney Co. (The)	556,364

		1,446,716

	Oil, Gas & Consumable Fuels — 2.0%
55,595	Anadarko Petroleum Corp.	2,982,116
9,950	Canadian Natural Resources Ltd.	355,572
16,575	Canadian Natural Resources Ltd.	592,059
4,162	Chevron Corp.	521,041
188,463	Dommo Energia S.A., Sponsored ADR,	45,231
102,407	Encana Corp.	1,365,085
1,986	EQT Corp.	113,043
8,215	Exxon Mobil Corp.	687,102
186,324	Jagged Peak Energy, Inc.(g)	2,940,193
84,906	Parsley Energy, Inc., Class A(g)	2,499,633
52,222	PDC Energy, Inc.(g)	2,691,522
1,826	Valero Energy Corp.	167,828
293,231	Whiting Petroleum Corp.(g)	7,764,757
7,552	Williams Cos., Inc. (The)	230,260

		22,955,442

	Personal Products — 0.0%
2,207	Estee Lauder Cos., Inc. (The), Class A	280,819

	Pharmaceuticals — 0.4%
11,641	Allergan PLC	1,904,235
9,804	Bristol-Myers Squibb Co.	600,789
7,398	Eli Lilly & Co.	624,835
40,414	Pfizer, Inc.	1,463,795
4,681	Zoetis, Inc.	337,219

		4,930,873

	Road & Rail — 0.0%
7,878	CSX Corp.	433,369

	Semiconductors & Semiconductor Equipment — 0.2%
35,965	Cypress Semiconductor Corp.	548,107
14,324	QUALCOMM, Inc.	917,022
19,412	Teradyne, Inc.	812,780

		2,277,909

	Software — 0.2%
14,762	Microsoft Corp.	1,262,742
25,286	Oracle Corp.	1,195,522

		2,458,264

	Specialty Retail — 0.0%
602	Home Depot, Inc. (The)	114,097

	Technology Hardware, Storage & Peripherals — 0.2%
15,401	Apple, Inc.	2,606,311

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 0.1%
14,595	Altria Group, Inc.	$1,042,229

	Total Common Stocks (Identified Cost $64,581,564)	64,858,931

Exchange-Traded Funds — 0.7%
30,500	PowerShares QQQ Trust	4,750,680
128,943	Financial Select Sector SPDR® Fund	3,598,799

	Total Exchange-Traded Funds (Identified Cost $7,798,873)	8,349,479

Other Investments — 1.3%
	Aircraft ABS — 1.3%
58,545	Aergen LLC(d)(e)(f)(s)	5,498,915
900	ECAF I Blocker Ltd.(d)(e)(f)(s)	8,912,709

	Total Aircraft ABS (Identified Cost $14,854,500)	14,411,624

	Total Purchased Options — 0.1% (Identified Cost $2,252,968) (see detail below)	1,563,389

Principal Amount (‡)
Short-Term Investments — 4.3%
$32,251,359	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $32,253,294 on 1/02/2018 collateralized by $32,530,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $32,708,557; $195,000 Federal Home Loan Bank, 1.250% due 7/27/2018 valued at $195,371 including accrued interest (Note 2 of Notes to Financial Statements)	32,251,359
5,400,000	U.S. Treasury Bills, 1.116%, 01/11/2018(p)(q)	5,398,410
11,685,000	U.S. Treasury Bills, 1.416%, 05/31/2018(a)(p)	11,614,753

	Total Short-Term Investments (Identified Cost $49,265,743)	49,264,522

	Total Investments — 97.8% (Identified Cost $1,137,557,769)	1,127,059,697
	Other assets less liabilities — 2.2%	25,537,404

	Net Assets — 100.0%	$1,152,597,101

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Purchased Options — 0.1%

Description	Expiration Date	Exercise Price	Shares/Units of currency (†††)	Notional Amount	Cost	Value (†)
Options on Securities — 0.1%
CenturyLink, Inc., Put(g)	01/19/2018	18	146,800	$2,448,624	$119,336	$161,480
Comcast Corp., Call(g)	01/19/2018	36	135,000	5,406,750	317,198	509,625
Financial Select Sector SPDR® Fund, Put(g)	01/19/2018	27	128,900	3,597,599	73,552	14,179
iShares® MSCI Emerging Markets ETF, Call(g)	02/16/2018	47	374,700	17,655,864	237,153	412,170
iShares® Russell 2000 ETF, Put(g)	01/19/2018	151	69,600	10,611,216	245,891	92,220
PowerShares QQQ ETF Trust Series 1, Put(g)	01/19/2018	155	30,500	4,750,680	56,819	48,953
SPDR® S&P® Retail ETF, Put(g)	01/19/2018	42	167,500	7,567,650	261,788	25,125

					1,311,737	1,263,752

Over-the-Counter Options on Currency — 0.0%
PHP Put(g)(r)	05/18/2018	51	37,450,000	38,301,477	941,231	299,637

Total					$2,252,968	$1,563,389

Written Options — (0.0%)

Description	Expiration Date	Exercise Price	Shares	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Apple, Inc., Call	01/19/2018	180	(7,700)	$(1,303,071)	$(29,853)	$(1,848)
CenturyLink, Inc., Call	04/20/2018	21	(195,700)	(3,264,276)	(85,536)	(58,710)
Comcast Corp., Call	01/19/2018	41	(135,000)	(5,406,750)	(56,710)	(45,900)
iShares® MSCI Emerging Markets ETF, Call	02/16/2018	49	(374,700)	(17,655,864)	(41,997)	(108,663)
iShares® Russell 2000 ETF, Put	01/19/2018	144	(69,600)	(10,611,216)	(90,275)	(20,532)
SPDR® S&P® Retail ETF, Put	01/19/2018	39	(167,500)	(7,567,650)	(76,560)	(5,863)

Total					$(380,931)	$(241,516)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2017 is disclosed.

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2017 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Fair valued by the Fund’s adviser. At December 31, 2017, the value of these securities amounted to $21,807,907 or 1.9% of net assets.
(f)	Illiquid security. (Unaudited)
(g)	Non-income producing security.
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2017, the value of these securities amounted to $2,968,544 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended December 31, 2017, interest payments were made in cash.
(k)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(l)	Perpetual bond with no specified maturity date.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2017 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2017.
(o)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2017. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(p)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(q)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(r)	Counterparty is Bank of America, N.A.
(s)	Securities subject to restriction on resale. At December 31, 2017, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
Aergen LLC	March 6, 2017	$5,854,500	$5,498,915	0.5%
ECAF I Blocker Ltd.	June 18, 2015	9,000,000	8,912,709	0.8%
GCA2014 Holdings Ltd., Series 2014-1, Class C	December 18, 2014	2,069,787	1,459,200	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	December 18, 2014	820,999	236,612	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	December 18, 2014	2,657,606	—	0.0%
Working Capital Solutions Funding LLC	December 29, 2016	5,700,000	5,700,000	0.5%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of Rule 144A holdings amounted to $435,097,993 or 37.7% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
CDOR	Canadian Dollar Offered Rate
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
SLM	Sallie Mae

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2017, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	Enel SpA	(1.00%)	12/20/2022	4,900,000	EUR	$(82,113)	$(128,118)	$(46,005)
Bank of America, N.A.	CDX.EM Series 28, 5-Year	(1.00%)	12/20/2022	1,200,000		48,727	10,792	(37,935)
Bank of America, N.A.	Republic of Turkey	(1.00%)	12/20/2022	4,977,376		242,299	146,360	(95,939)
Goldman Sachs & Co.	CDX.EM Series 28, 5-Year	(1.00%)	12/20/2022	14,693,450		596,640	132,145	(464,495)
JPMorgan Chase Bank N.A.	Enel SpA	(1.00%)	12/20/2022	5,500,000	EUR	(94,770)	(143,806)	(49,036)
JPMorgan Chase Bank N.A.	Teva Pharmaceutical Finance Co. BV	(1.00%)	12/20/2022	500,000		56,741	37,475	(19,266)
JPMorgan Chase Bank N.A.	Teva Pharmaceutical Finance Co. BV	(1.00%)	12/20/2022	750,000		82,394	56,213	(26,181)
Morgan Stanley Capital Services, Inc.	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	12/20/2022	7,580,000		(72,157)	(115,641)	(43,484)
Morgan Stanley Capital Services, Inc.	Republic of Turkey	(1.00%)	12/20/2022	797,624		38,828	23,454	(15,374)
Morgan Stanley Capital Services, Inc.	Republic of Turkey	(1.00%)	12/20/2022	6,500,000		233,969	191,132	(42,837)
Morgan Stanley Capital Services, Inc.	United Mexican States	(1.00%)	12/20/2022	11,400,000		31,613	31,604	(9)

Total							$241,610	$(840,561)

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2017, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[2]	Fund Receives[2]	Market Value	Unrealized Appreciation (Depreciation)[3]
19,195,200	USD	7/18/2026	1.410%	3-month LIBOR	$1,450,225	$1,450,225
16,700,000	CAD	9/14/2027	2.351%	3-month CDOR	39,777	39,441
39,700,000	CAD	9/15/2027	2.365%	3-month CDOR	56,088	55,277
39,700,000	CAD	9/15/2027	2.360%	3-month CDOR	70,032	69,225
39,700,000	CAD	9/18/2027	2.386%	3-month CDOR	(1,447)	(2,275)
30,950,000	CAD	9/19/2027	2.363%	3-month CDOR	50,088	49,451
41,000,000	CAD	9/14/2021	3-month CDOR	2.095%	(109,137)	(108,590)
97,600,000	CAD	9/15/2021	3-month CDOR	2.115%	(205,591)	(204,248)
97,600,000	CAD	9/15/2021	3-month CDOR	2.110%	(219,496)	(218,163)
97,600,000	CAD	9/18/2021	3-month CDOR	2.120%	(193,780)	(192,425)
76,460,000	CAD	9/19/2021	3-month CDOR	2.070%	(261,224)	(260,223)

Total					$675,535	$677,695

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made semiannually.
[2]	Payments are made quarterly.
[3]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1/31/2018	ARS	S	14,540,000	$772,172	$769,109	$3,063
Bank of America, N.A.	2/02/2018	BRL	S	23,300,000	6,990,489	7,000,611	(10,122)
Bank of America, N.A.	1/11/2018	GBP	S	2,730,000	3,682,374	3,686,824	(4,450)
Bank of America, N.A.	1/16/2018	EUR	S	2,850,000	3,371,935	3,422,165	(50,230)
Bank of America, N.A.	1/31/2018	EUR	S	44,875,000	53,558,313	53,930,173	(371,860)
Bank of America, N.A.	1/29/2018	MXN	S	92,400,000	4,707,801	4,677,214	30,587
Bank of America, N.A.	1/16/2018	RUB	B	20,385,000	344,167	353,431	9,264
Bank of America, N.A.	1/22/2018	RUB	B	16,485,000	284,666	285,637	971
Bank of America, N.A.	1/16/2018	RUB	S	20,385,000	346,330	353,431	(7,101)
Bank of America, N.A.	1/22/2018	RUB	S	16,485,000	279,833	285,637	(5,804)
Bank of America, N.A.	1/16/2018	PEN	B	2,965,000	915,830	913,887	(1,943)
Bank of America, N.A.	1/17/2018	PEN	B	3,710,000	1,145,910	1,143,468	(2,442)
Bank of America, N.A.	1/16/2018	PEN	S	2,965,000	900,532	913,887	(13,355)
Bank of America, N.A.	1/17/2018	PEN	S	3,710,000	1,141,382	1,143,468	(2,086)
Bank of America, N.A.	5/21/2018	PHP	B	1,845,925,000	36,230,127	36,743,102	512,975
Bank of America, N.A.	1/17/2018	CHF	B	505,000	512,878	518,708	5,830
Bank of America, N.A.	1/17/2018	CHF	S	1,030,000	1,043,632	1,057,960	(14,328)
Bank of America, N.A.	1/16/2018	TRY	B	880,000	227,402	231,183	3,781
BNP Paribas S.A.	1/31/2018	CAD	S	745,000	589,469	592,945	(3,476)
BNP Paribas S.A.	1/31/2018	JPY	S	181,395,000	1,606,189	1,611,946	(5,757)

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	2/01/2018	JPY	S	76,670,000	$678,931	$681,352	$(2,421)
BNP Paribas S.A.	1/31/2018	NOK	S	3,325,000	402,396	405,288	(2,892)
Citibank N.A.	1/16/2018	EUR	B	1,990,000	2,354,568	2,389,512	34,944
Citibank N.A.	1/23/2018	NZD	B	410,000	287,393	290,497	3,104
Citibank N.A.	1/23/2018	NZD	S	410,000	289,378	290,497	(1,119)
Credit Suisse International	1/30/2018	COP	S	18,400,000,000	6,116,920	6,149,924	(33,004)
Deutsche Bank AG	1/16/2018	AUD	B	355,000	273,058	276,988	3,930
Deutsche Bank AG	1/16/2018	AUD	S	355,000	267,308	276,988	(9,680)
Deutsche Bank AG	1/22/2018	GBP	S	5,095,000	6,852,469	6,883,199	(30,730)
Deutsche Bank AG	1/29/2018	EUR	S	2,000,000	2,381,076	2,403,299	(22,223)
Deutsche Bank AG	1/30/2018	EUR	S	2,800,000	3,324,536	3,364,811	(40,275)
Deutsche Bank AG	1/16/2018	ZAR	B	3,130,000	228,884	252,476	23,592
Deutsche Bank AG	1/31/2018	KRW	B	497,065,000	462,688	464,526	1,838
Deutsche Bank AG	1/16/2018	CHF	S	2,285,000	2,313,877	2,346,863	(32,986)
Deutsche Bank AG	1/22/2018	CNY	B	7,610,000	1,149,200	1,167,430	18,230
Deutsche Bank AG	1/23/2018	CNY	B	12,445,000	1,897,104	1,909,050	11,946
Deutsche Bank AG	1/23/2018	CNY	S	12,445,000	1,879,342	1,909,050	(29,708)
Goldman Sachs & Co.	1/16/2018	ARS	B	15,850,000	902,620	845,108	(57,512)
Goldman Sachs & Co.	1/16/2018	CZK	B	5,050,000	233,613	237,333	3,720
Goldman Sachs & Co.	1/16/2018	CZK	S	13,720,000	636,275	644,793	(8,518)
Goldman Sachs & Co.	1/22/2018	CZK	S	4,935,000	230,285	232,002	(1,717)
Goldman Sachs & Co.	1/31/2018	INR	B	46,100,000	716,952	720,044	3,092
Goldman Sachs & Co.	1/17/2018	SEK	B	3,660,000	443,265	446,540	3,275
Goldman Sachs & Co.	1/17/2018	SEK	S	6,975,000	823,005	850,988	(27,983)
HSBC Bank USA	1/16/2018	SEK	B	3,585,000	423,159	437,364	14,205
HSBC Bank USA	1/16/2018	SEK	S	3,585,000	426,933	437,364	(10,431)
Morgan Stanley Capital Services, Inc.	1/02/2018	BRL	B	40,300,000	12,210,271	12,149,166	(61,105)
Morgan Stanley Capital Services, Inc.	1/19/2018	BRL	B	380,000	115,064	114,352	(712)
Morgan Stanley Capital Services, Inc.	1/02/2018	BRL	S	40,300,000	12,479,677	12,149,166	330,511
Morgan Stanley Capital Services, Inc.	1/19/2018	BRL	S	755,000	226,522	227,200	(678)
Morgan Stanley Capital Services, Inc.	2/02/2018	BRL	S	40,300,000	12,162,550	12,108,354	54,196
Morgan Stanley Capital Services, Inc.	1/18/2018	GBP	S	1,225,000	1,648,096	1,654,723	(6,627)
Morgan Stanley Capital Services, Inc.	1/16/2018	CLP	B	150,405,000	236,226	244,402	8,176
Morgan Stanley Capital Services, Inc.	1/16/2018	CLP	S	150,405,000	229,626	244,402	(14,776)
Morgan Stanley Capital Services, Inc.	1/16/2018	COP	B	690,940,000	232,405	231,235	(1,170)
Morgan Stanley Capital Services, Inc.	1/22/2018	COP	B	792,080,000	266,335	264,937	(1,398)

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	1/16/2018	COP	S	690,940,000	$227,208	$231,235	$(4,027)
Morgan Stanley Capital Services, Inc.	1/12/2018	EUR	S	10,050,000	11,843,775	12,064,885	(221,110)
Morgan Stanley Capital Services, Inc.	1/18/2018	HUF	B	61,270,000	232,654	236,778	4,124
Morgan Stanley Capital Services, Inc.	1/18/2018	HUF	S	61,270,000	229,210	236,778	(7,568)
Morgan Stanley Capital Services, Inc.	1/18/2018	INR	B	14,780,000	228,297	231,167	2,870
Morgan Stanley Capital Services, Inc.	1/16/2018	IDR	B	3,636,725,000	267,275	267,744	469
Morgan Stanley Capital Services, Inc.	1/16/2018	IDR	S	3,636,725,000	267,899	267,744	155
Morgan Stanley Capital Services, Inc.	1/16/2018	JPY	B	104,395,000	931,017	927,022	(3,995)
Morgan Stanley Capital Services, Inc.	1/16/2018	JPY	S	104,395,000	922,148	927,022	(4,874)
Morgan Stanley Capital Services, Inc.	1/22/2018	MYR	B	2,345,000	575,177	579,030	3,853
Morgan Stanley Capital Services, Inc.	1/22/2018	MYR	S	2,345,000	575,037	579,031	(3,994)
Morgan Stanley Capital Services, Inc.	1/08/2018	MXN	B	236,150,000	12,599,505	11,998,839	(600,666)
Morgan Stanley Capital Services, Inc.	1/18/2018	MXN	S	4,325,000	225,127	219,358	5,769
Morgan Stanley Capital Services, Inc.	1/31/2018	RUB	B	25,280,000	436,412	437,624	1,212
Morgan Stanley Capital Services, Inc.	1/16/2018	NZD	B	395,000	275,997	279,895	3,898
Morgan Stanley Capital Services, Inc.	1/16/2018	NZD	S	395,000	272,926	279,895	(6,969)
Morgan Stanley Capital Services, Inc.	1/31/2018	NOK	B	154,915,000	18,756,546	18,882,781	126,235
Morgan Stanley Capital Services, Inc.	1/16/2018	PHP	B	13,445,000	267,031	269,182	2,151
Morgan Stanley Capital Services, Inc.	1/22/2018	PHP	B	37,975,000	753,248	760,102	6,854
Morgan Stanley Capital Services, Inc.	1/22/2018	PHP	B	8,840,000	177,474	176,940	(534)
Morgan Stanley Capital Services, Inc.	1/16/2018	PHP	S	13,445,000	266,618	269,182	(2,564)
Morgan Stanley Capital Services, Inc.	1/16/2018	PLN	B	1,235,000	349,716	354,791	5,075
Morgan Stanley Capital Services, Inc.	1/08/2018	PLN	S	120,345,000	33,942,503	34,572,530	(630,027)
Morgan Stanley Capital Services, Inc.	1/16/2018	PLN	S	1,235,000	346,657	354,791	(8,134)

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	1/29/2018	ZAR	S	361,810,000	$28,322,669	$29,127,658	$(804,989)
Morgan Stanley Capital Services, Inc.	1/16/2018	KRW	S	2,634,450,000	2,419,146	2,461,660	(42,514)
Morgan Stanley Capital Services, Inc.	1/29/2018	SEK	B	161,100,000	19,211,620	19,668,988	457,368
Morgan Stanley Capital Services, Inc.	1/18/2018	CHF	B	460,000	467,965	472,520	4,555
Morgan Stanley Capital Services, Inc.	1/18/2018	CHF	S	460,000	465,906	472,520	(6,614)
UBS AG	1/16/2018	CAD	B	635,000	494,441	505,306	10,865
UBS AG	1/16/2018	CAD	S	635,000	494,350	505,306	(10,956)
UBS AG	1/26/2018	CLP	B	140,940,000	227,030	229,022	1,992
UBS AG	1/16/2018	HUF	B	153,120,000	589,150	591,674	2,524
UBS AG	1/17/2018	HUF	B	91,870,000	347,377	355,014	7,637
UBS AG	1/16/2018	HUF	S	153,120,000	574,343	591,674	(17,331)
UBS AG	1/17/2018	HUF	S	91,870,000	344,614	355,014	(10,400)
UBS AG	1/16/2018	INR	B	155,225,000	2,404,353	2,428,317	23,964
UBS AG	1/17/2018	INR	B	32,805,000	508,132	513,142	5,010
UBS AG	1/22/2018	JPY	S	25,620,000	226,889	227,570	(681)

Total							$(1,520,756)

At December 31, 2017, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	1/08/2018	EUR	10,120,000	MXN	224,989,864	$11,431,789	$(714,300)
Deutsche Bank AG	1/08/2018	EUR	395,000	MXN	9,175,604	466,215	(7,867)
UBS AG	1/05/2018	EUR	10,120,000	GBP	8,917,440	12,040,628	(103,292)
UBS AG	1/05/2018	EUR	395,000	GBP	350,590	473,379	(618)

Total							$(826,077)

At December 31, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/20/2018	31	$3,837,257	$3,845,453	$8,196
2 Year U.S. Treasury Note	3/29/2018	662	141,752,882	141,740,407	(12,475)
CBOE SPX Volatility Index	1/17/2018	95	1,109,556	1,090,125	(19,431)

Total					$(23,710)

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2017

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2017, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/16/2018	211	$28,108,384	$28,231,800	$(123,416)
German Euro Bund	3/08/2018	168	32,838,256	32,590,595	247,661
UK Long Gilt	3/27/2018	216	36,275,841	36,500,733	(224,892)
Ultra 10 Year U.S. Treasury Note	3/20/2018	245	32,491,362	32,722,813	(231,451)
Ultra Long U.S. Treasury Bond	3/20/2018	190	31,808,952	31,854,687	(45,735)

Total					$(377,833)

Industry Summary at December 31, 2017

ABS Home Equity	12.7%
Treasuries	7.0
ABS Other	5.1
ABS Car Loan	4.9
ABS Credit Card	4.5
Technology	4.5
Non-Agency Commercial Mortgage-Backed Securities	3.6
Cable Satellite	3.1
Automotive	3.1
Government Owned – No Guarantee	2.9
Food & Beverage	2.8
Banking	2.6
Midstream	2.5
Oil, Gas & Consumable Fuels	2.0
Other Investments, less than 2% each	32.2
Short-Term Investments	4.3

Total Investments	97.8
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2017

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 97.4% of Net Assets
	Air Freight & Logistics — 2.7%
310,972	Expeditors International of Washington, Inc.	$20,116,779
54,731	United Parcel Service, Inc., Class B	6,521,198

		26,637,977

	Automobiles — 2.5%
836,700	Fiat Chrysler Automobiles NV	14,926,728
248,400	General Motors Co.	10,181,916

		25,108,644

	Banks — 6.2%
664,770	Bank of America Corp.	19,624,010
331,500	Citigroup, Inc.	24,666,915
287,000	Wells Fargo & Co.	17,412,290

		61,703,215

	Beverages — 5.4%
202,155	Coca-Cola Co. (The)	9,274,871
109,510	Diageo PLC, Sponsored ADR	15,991,745
452,805	Monster Beverage Corp.(a)	28,658,029

		53,924,645

	Biotechnology — 1.9%
35,412	Amgen, Inc.	6,158,147
33,077	Regeneron Pharmaceuticals, Inc.(a)	12,435,629

		18,593,776

	Capital Markets — 4.0%
50,111	FactSet Research Systems, Inc.	9,659,396
87,039	MSCI, Inc.	11,013,915
276,797	SEI Investments Co.	19,890,633

		40,563,944

	Communications Equipment — 2.4%
633,793	Cisco Systems, Inc.	24,274,272

	Consumer Finance — 2.5%
68,959	American Express Co.	6,848,318
183,500	Capital One Financial Corp.	18,272,930

		25,121,248

	Energy Equipment & Services — 2.3%
199,800	National Oilwell Varco, Inc.	7,196,796
242,742	Schlumberger Ltd.	16,358,383

		23,555,179

	Food Products — 2.6%
746,181	Danone S.A., Sponsored ADR	12,513,455
160,850	Nestle S.A., Sponsored ADR	13,828,275

		26,341,730

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2017

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 2.8%
187,220	Baxter International, Inc.	$12,101,901
139,597	Varian Medical Systems, Inc.(a)	15,516,206

		27,618,107

	Health Care Providers & Services — 1.4%
159,700	HCA Healthcare, Inc.(a)	14,028,048

	Health Care Technology — 0.9%
133,144	Cerner Corp.(a)	8,972,574

	Hotels, Restaurants & Leisure — 2.4%
403,345	Yum China Holdings, Inc.	16,141,867
100,629	Yum! Brands, Inc.	8,212,333

		24,354,200

	Household Products — 0.9%
99,856	Procter & Gamble Co. (The)	9,174,769

	Industrial Conglomerates — 1.3%
732,550	General Electric Co.	12,782,997

	Insurance — 4.4%
150,495	Aflac, Inc.	13,210,451
300,555	American International Group, Inc.	17,907,067
94,170	Aon PLC	12,618,780

		43,736,298

	Internet & Direct Marketing Retail — 5.8%
31,209	Amazon.com, Inc.(a)	36,497,989
440,200	Liberty Interactive Corp./QVC Group, Class A(a)	10,749,684
56,500	Netflix, Inc.(a)	10,845,740

		58,093,413

	Internet Software & Services — 11.3%
187,918	Alibaba Group Holding Ltd., Sponsored ADR(a)	32,402,701
35,256	Alphabet, Inc., Class A(a)	37,138,670
12,001	Alphabet, Inc., Class C(a)	12,557,846
178,614	Facebook, Inc., Class A(a)	31,518,227

		113,617,444

	IT Services — 5.9%
41,174	Automatic Data Processing, Inc.	4,825,181
111,200	MasterCard, Inc., Class A	16,831,232
329,179	Visa, Inc., Class A	37,532,990

		59,189,403

	Machinery — 3.3%
110,915	Caterpillar, Inc.	17,477,986
99,014	Deere & Co.	15,496,681

		32,974,667

	Media — 3.0%
43,300	Charter Communications, Inc., Class A(a)	14,547,068
380,700	Comcast Corp., Class A	15,247,035

		29,794,103

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2017

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Metals & Mining — 0.3%
41,243	Compass Minerals International, Inc.	$2,979,807

	Oil, Gas & Consumable Fuels — 2.3%
185,200	Anadarko Petroleum Corp.	9,934,128
314,700	Apache Corp.	13,286,634

		23,220,762

	Personal Products — 1.3%
241,800	Unilever PLC, Sponsored ADR	13,381,212

	Pharmaceuticals — 2.7%
57,321	Merck & Co., Inc.	3,225,452
85,179	Novartis AG, Sponsored ADR	7,151,629
306,967	Novo Nordisk AS, Sponsored ADR	16,474,919

		26,852,000

	Semiconductors & Semiconductor Equipment — 5.0%
27,949	Analog Devices, Inc.	2,488,299
358,830	Intel Corp.	16,563,593
239,051	QUALCOMM, Inc.	15,304,045
151,565	Texas Instruments, Inc.	15,829,449

		50,185,386

	Software — 7.0%
177,173	Autodesk, Inc.(a)	18,573,046
120,414	Microsoft Corp.	10,300,213
864,538	Oracle Corp.	40,875,357

		69,748,616

	Technology Hardware, Storage & Peripherals — 1.9%
110,755	Apple, Inc.	18,743,069

	Textiles, Apparel & Luxury Goods — 1.0%
717,383	Under Armour, Inc., Class A(a)	10,351,837

	Total Common Stocks (Identified Cost $697,905,372)	975,623,342

Principal Amount
Short-Term Investments — 2.4%
$23,840,036	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2017 at 0.540% to be repurchased at $23,841,466 on 1/02/2018 collateralized by $24,190,000 U.S. Treasury Note, 2.250% due 1/31/2024 valued at $24,322,779 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $23,840,036)	23,840,036

	Total Investments — 99.8% (Identified Cost $721,745,408)	999,463,378
	Other assets less liabilities — 0.2%	2,491,774

	Net Assets — 100.0%	$1,001,955,152

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2017

Natixis U.S. Equity Opportunities Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2017

Internet Software & Services	11.3%
Software	7.0
Banks	6.2
IT Services	5.9
Internet & Direct Marketing Retail	5.8
Beverages	5.4
Semiconductors & Semiconductor Equipment	5.0
Insurance	4.4
Capital Markets	4.0
Machinery	3.3
Media	3.0
Health Care Equipment & Supplies	2.8
Pharmaceuticals	2.7
Air Freight & Logistics	2.7
Food Products	2.6
Consumer Finance	2.5
Automobiles	2.5
Hotels, Restaurants & Leisure	2.4
Communications Equipment	2.4
Energy Equipment & Services	2.3
Oil, Gas & Consumable Fuels	2.3
Other Investments, less than 2% each	10.9
Short-Term Investments	2.4

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  70

Statements of Assets and Liabilities

December 31, 2017

	Loomis Sayles Multi-Asset Income Fund	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$137,254,389	$1,137,557,769	$721,745,408
Net unrealized appreciation (depreciation)	7,518,799	(10,498,072)	277,717,970

Investments at value	144,773,188	1,127,059,697	999,463,378
Cash	223	6,590,737	3,427
Due from brokers (Note 2)	—	15,634,673	—
Foreign currency at value (identified cost $20,944, $6,913,529 and $0, respectively)	21,020	6,979,747	—
Receivable for Fund shares sold	43,268	8,560,419	2,036,849
Receivable for securities sold	1,876	254,190,500	2,032,802
Collateral received for open forward foreign currency contracts, options or swap agreements (Notes 2 and 4)	—	1,260,000	—
Dividends and interest receivable	857,077	7,085,184	464,157
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,757,810	—
Tax reclaims receivable	6,095	43,953	129,889
Receivable for variation margin on futures contracts (Note 2)	—	247,715	—
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	249,772	—
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	1,331,211	—
Prepaid expenses (Note 8)	123	1,131	766

TOTAL ASSETS	145,702,870	1,430,992,549	1,004,131,268

LIABILITIES
Options written, at value (premiums received $0, $380,931 and $0, respectively) (Note 2)	—	241,516	—
Payable for securities purchased	735,362	268,424,024	—
Unrealized depreciation on bilateral swap agreements (Note 2)	—	840,561	—
Payable for Fund shares redeemed	155,411	2,286,072	799,943
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	4,104,643	—
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	249,040	—
Foreign taxes payable (Note 2)	6,202	—	—
Due to brokers (Note 2)	—	1,260,000	—
Fees payable on swap agreements (Note 2)	—	20,252	—
Management fees payable (Note 6)	53,268	576,830	641,270
Deferred Trustees’ fees (Note 6)	118,863	116,447	534,108
Administrative fees payable (Note 6)	5,324	43,711	37,954
Payable to distributor (Note 6d)	922	8,361	5,054
Other accounts payable and accrued expenses	86,689	223,991	157,787

TOTAL LIABILITIES	1,162,041	278,395,448	2,176,116

NET ASSETS	$144,540,829	$1,152,597,101	$1,001,955,152

See accompanying notes to financial statements.

71  |

Statements of Assets and Liabilities (continued)

December 31, 2017

	Loomis Sayles Multi-Asset Income Fund	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
NET ASSETS CONSIST OF:
Paid-in capital	$135,040,393	$1,222,472,922	$703,693,345
Distributions in excess of net investment income	(160,386)	(4,984,069)	(534,108)
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	2,147,995	(52,008,689)	21,077,945
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	7,512,827	(12,883,063)	277,717,970

NET ASSETS	$144,540,829	$1,152,597,101	$1,001,955,152

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$54,753,793	$28,019,509	$604,330,368

Shares of beneficial interest	3,946,366	2,824,897	16,377,956

Net asset value and redemption price per share	$13.87	$9.92	$36.90

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.49	$10.36	$39.15

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$36,814,290	$33,758,778	$112,615,143

Shares of beneficial interest	2,664,795	3,418,497	4,377,177

Net asset value and offering price per share	$13.82	$9.88	$25.73

Class N shares:
Net assets	$35,038	$59,281,622	$1,169

Shares of beneficial interest	2,540	5,990,973	27

Net asset value, offering and redemption price per share	$13.79	$9.90	$42.63	*

Class Y shares:
Net assets	$52,937,708	$1,031,537,192	$285,008,472

Shares of beneficial interest	3,837,177	104,245,823	6,689,226

Net asset value, offering and redemption price per share	$13.80	$9.90	$42.61

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  72

Statements of Operations

For the Year Ended December 31, 2017

	Loomis Sayles Multi-Asset Income Fund	Loomis Sayles Strategic Alpha Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,249,785	$3,358,077	$12,047,247
Interest	3,546,399	49,340,034	110,693
Less net foreign taxes withheld	(54,559)	(15,525)	(190,038)

	5,741,625	52,682,586	11,967,902

Expenses
Management fees (Note 6)	732,509	7,897,678	6,770,989
Service and distribution fees (Note 6)	565,473	554,301	2,325,722
Administrative fees (Note 6)	59,310	541,351	390,154
Trustees’ fees and expenses (Note 6)	36,380	61,127	119,819
Transfer agent fees and expenses (Note 6 and 7)	90,434	745,662	724,475
Audit and tax services fees	49,091	83,774	42,748
Custodian fees and expenses	90,079	201,529	36,840
Legal fees	2,883	26,755	18,293
Registration fees	75,164	97,020	113,121
Shareholder reporting expenses	17,009	145,740	134,297
Miscellaneous expenses (Note 8)	17,336	50,479	31,925

Total expenses	1,735,668	10,405,416	10,708,383
Less waiver and/or expense reimbursement (Note 6)	(237,473)	(88,946)	(92)

Net expenses	1,498,195	10,316,470	10,708,291

Net investment income	4,243,430	42,366,116	1,259,611

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	8,721,265	14,059,494	52,738,987
Futures contracts	—	(6,244,952)	—
Options written	—	(2,054,629)	—
Swap agreements	—	(5,747,745)	—
Forward foreign currency contracts (Note 2d)	(74,337)	(8,712,048)	—
Foreign currency transactions (Note 2c)	(21,342)	553,958	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,552,471	10,284,555	148,227,693
Futures contracts	—	(561,501)	—
Options written	—	139,415	—
Swap agreements	—	1,923,124	—
Forward foreign currency contracts (Note 2d)	—	(5,587,068)	—
Foreign currency translations (Note 2c)	(459)	282,587	—

Net realized and unrealized gain (loss) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	11,177,598	(1,664,810)	200,966,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,421,028	$40,701,306	$202,226,291

See accompanying notes to financial statements.

73  |

Statements of Changes in Net Assets

	Loomis Sayles Multi-Asset Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$4,243,430	$4,062,634
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	8,625,586	3,661,490
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,552,012	2,916,632

Net increase in net assets resulting from operations	15,421,028	10,640,756

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,006,749)	(1,712,251)
Class C	(1,027,055)	(1,054,549)
Class N	(1,118)	(36)
Class Y	(1,113,225)	(466,918)
Net realized capital gains
Class A	(2,053,174)	(2,049,190)
Class C	(1,374,969)	(1,689,864)
Class N	(1,304)	(41)
Class Y	(1,984,434)	(730,396)

Total distributions	(9,562,028)	(7,703,245)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	14,908,519	(1,482,318)

Net increase in net assets	20,767,519	1,455,193
NET ASSETS
Beginning of the year	123,773,310	122,318,117

End of the year	$144,540,829	$123,773,310

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(179,118)	$(459,511)

See accompanying notes to financial statements.

|  74

Statements of Changes in Net Assets (continued)

	Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$42,366,116	$40,432,517
Net realized loss on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(8,145,922)	(20,628,896)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	6,481,112	56,823,237

Net increase in net assets resulting from operations	40,701,306	76,626,858

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,506,001)	(1,492,404)
Class C	(713,500)	(703,920)
Class N(a)	(744,780)	—
Class Y	(31,576,383)	(25,810,102)

Total distributions	(34,540,664)	(28,006,426)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(50,510,564)	(213,904,671)

Net decrease in net assets	(44,349,922)	(165,284,239)
NET ASSETS
Beginning of the year	1,196,947,023	1,362,231,262

End of the year	$1,152,597,101	$1,196,947,023

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(4,984,069)	$(1,669,570)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

75  |

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$1,259,611	$2,160,900
Net realized gain on investments	52,738,987	7,563,829
Net change in unrealized appreciation (depreciation) on investments	148,227,693	56,605,558

Net increase in net assets resulting from operations	202,226,291	66,330,287

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(901,914)	(1,829,987)
Class C	(6,490)	(75,717)
Class N(a)	(4)	—
Class Y	(920,407)	(689,276)
Net realized capital gains
Class A	(20,020,012)	(6,990,778)
Class C	(5,199,648)	(1,442,071)
Class N(a)	(31)	—
Class Y	(8,004,252)	(1,298,700)

Total distributions	(35,052,758)	(12,326,529)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	146,345,807	79,688,302

Net increase in net assets	313,519,340	133,692,060
NET ASSETS
Beginning of the year	688,435,812	554,743,752

End of the year	$1,001,955,152	$688,435,812

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(534,108)	$(484,437)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

See accompanying notes to financial statements.

|  76

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class A
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$13.24		$12.85		$13.45		$12.21	$11.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47		0.49		0.32		0.32	0.29
Net realized and unrealized gain (loss)	1.15		0.80		(0.58)		1.26	0.40

Total from Investment Operations	1.62		1.29		(0.26)		1.58	0.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)		(0.40)		(0.34)		(0.34)	(0.31)
Net realized capital gains	(0.54)		(0.50)		—		—	—

Total Distributions	(0.99)		(0.90)		(0.34)		(0.34)	(0.31)

Net asset value, end of the period	$13.87		$13.24		$12.85		$13.45	$12.21

Total return(b)	12.41	%(c)	10.14	%(c)	(1.96	)%(c)	13.08%	5.84%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$54,754		$57,320		$63,254		$110,874	$79,039
Net expenses	0.95	%(d)	0.95	%(d)	1.04	%(d)(e)	1.06%	1.09%
Gross expenses	1.13%		1.09%		1.11%		1.06%	1.09%
Net investment income	3.37%		3.70%		2.40%		2.46%	2.34%
Portfolio turnover rate	221%		341	%(f)	93	%(g)	41%	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$13.18		$12.80		$13.41		$12.17	$11.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.39		0.24		0.22	0.19
Net realized and unrealized gain (loss)	1.16		0.79		(0.60)		1.27	0.39

Total from Investment Operations	1.52		1.18		(0.36)		1.49	0.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.30)		(0.25)		(0.25)	(0.21)
Net realized capital gains	(0.54)		(0.50)		—		—	—

Total Distributions	(0.88)		(0.80)		(0.25)		(0.25)	(0.21)

Net asset value, end of the period	$13.82		$13.18		$12.80		$13.41	$12.17

Total return(b)	11.70	%(c)	9.27	%(c)	(2.73	)%(c)	12.28%	4.98%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$36,814		$46,351		$47,791		$53,074	$48,512
Net expenses	1.70	%(d)	1.70	%(d)	1.80	%(d)(e)	1.81%	1.84%
Gross expenses	1.88%		1.84%		1.87%		1.81%	1.84%
Net investment income	2.65%		2.96%		1.78%		1.70%	1.59%
Portfolio turnover rate	221%		341	%(f)	93	%(g)	41%	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class N
	Year Ended December 31, 2017	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$13.16	$12.77		$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.51	0.53		0.14
Net realized and unrealized gain (loss)	1.15	0.80		0.10

Total from Investment Operations	1.66	1.33		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.44)		(0.17)
Net realized capital gains	(0.54)	(0.50)		—

Total Distributions	(1.03)	(0.94)		(0.17)

Net asset value, end of the period	$13.79	$13.16		$12.77

Total return(b)	12.83%	10.53%		1.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$35	$1		$1
Net expenses(d)	0.65%	0.65%		0.65	%(e)
Gross expenses	1.35%	13.53%		13.66	%(e)
Net investment income	3.71%	4.02%		3.22	%(e)
Portfolio turnover rate	221%	341	%(f)	93%

*	From commencement of Class operations on August 31, 2015 through December 31, 2015 for Class N shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class Y
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of the period	$13.17		$12.79		$13.39		$12.19	$11.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49		0.53		0.36		0.38	0.33
Net realized and unrealized gain (loss)	1.16		0.78		(0.59)		1.19	0.37

Total from Investment Operations	1.65		1.31		(0.23)		1.57	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)		(0.43)		(0.37)		(0.37)	(0.34)
Net realized capital gains	(0.54)		(0.50)		—		—	—

Total Distributions	(1.02)		(0.93)		(0.37)		(0.37)	(0.34)

Net asset value, end of the period	$13.80		$13.17		$12.79		$13.39	$12.19

Total return	12.77	%(b)	10.38	%(b)	(1.72	)%(b)	13.05%	5.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52,938		$20,101		$11,272		$14,428	$628
Net expenses	0.70	%(c)	0.70	%(c)	0.80	%(c)(d)	0.82%	0.83%
Gross expenses	0.88%		0.84%		0.86%		0.82%	0.83%
Net investment income	3.53%		4.00%		2.73%		2.92%	2.71%
Portfolio turnover rate	221%		341	%(e)	93	%(f)	41%	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(e)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.
(f)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$9.86		$9.45	$9.96	$10.06		$10.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.30	0.26	0.29	(b)	0.37
Net realized and unrealized gain (loss)	(0.01)		0.31	(0.42)	(0.07)		(0.28)

Total from Investment Operations	0.31		0.61	(0.16)	0.22		0.09

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.20)	(0.35)	(0.32)		(0.23)

Net asset value, end of the period	$9.92		$9.86	$9.45	$9.96		$10.06

Total return(c)	3.22	%(d)(h)	6.57%	(1.68)%	2.24	%(b)	0.96%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$28,020		$67,746	$116,055	$104,056		$177,339
Net expenses	1.05	%(e)(f)	1.10%	1.10%	1.10%		1.11%
Gross expenses	1.06%		1.10%	1.10%	1.10%		1.11%
Net investment income	3.26%		3.14%	2.66%	2.90	%(b)	3.68%
Portfolio turnover rate	178	%(g)	72%	72%	87%		115%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(h)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$9.82		$9.42	$9.93	$10.03		$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.23	0.19	0.21	(b)	0.30
Net realized and unrealized gain (loss)	0.00	(c)(d)	0.30	(0.43)	(0.06)		(0.28)

Total from Investment Operations	0.25		0.53	(0.24)	0.15		0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.13)	(0.27)	(0.25)		(0.15)

Net asset value, end of the period	$9.88		$9.82	$9.42	$9.93		$10.03

Total return(e)	2.53	%(h)	5.70%	(2.44)%	1.47	%(b)	0.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,759		$45,674	$62,453	$71,215		$91,694
Net expenses	1.81	%(f)	1.85%	1.85%	1.85%		1.86%
Gross expenses	1.81%		1.85%	1.85%	1.85%		1.86%
Net investment income	2.52%		2.40%	1.91%	2.13	%(b)	2.96%
Portfolio turnover rate	178	%(g)	72%	72%	87%		115%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	Amount rounds to less than $0.01 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(h)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class N
	Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25
Net realized and unrealized gain (loss)	(0.04)

Total from Investment Operations	0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)

Net asset value, end of the period	$9.90

Total return(b)(c)	2.11	%(h)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$59,282
Net expenses(d)(e)(f)	0.70%
Gross expenses(d)	0.72%
Net investment income(d)	3.83%
Portfolio turnover rate(g)	178%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.
(h)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$9.85		$9.44	$9.95	$10.05		$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.32	0.29	0.31	(b)	0.40
Net realized and unrealized gain (loss)	(0.01)		0.32	(0.43)	(0.06)		(0.29)

Total from Investment Operations	0.34		0.64	(0.14)	0.25		0.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.23)	(0.37)	(0.35)		(0.25)

Net asset value, end of the period	$9.90		$9.85	$9.44	$9.95		$10.05

Total return	3.48	%(c)(g)	6.86%	(1.43)%	2.52	%(b)	1.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,031,537		$1,083,527	$1,183,723	$1,188,605		$970,539
Net expenses	0.80	%(d)(e)	0.85%	0.85%	0.85%		0.86%
Gross expenses	0.81%		0.85%	0.85%	0.85%		0.86%
Net investment income	3.53%		3.39%	2.91%	3.10	%(b)	3.92%
Portfolio turnover rate	178	%(f)	72%	72%	87%		115%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(f)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.
(g)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$30.27		$27.60		$27.40		$33.07		$26.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.12		0.06		0.02		(0.04)
Net realized and unrealized gain (loss)	7.88		3.12		1.55		4.31		9.34

Total from Investment Operations	7.94		3.24		1.61		4.33		9.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.12)		—		—		—
Net realized capital gains	(1.25)		(0.45)		(1.41)		(10.00)		(2.58)

Total Distributions	(1.31)		(0.57)		(1.41)		(10.00)		(2.58)

Net asset value, end of the period	$36.90		$30.27		$27.60		$27.40		$33.07

Total return(b)	26.28%		11.86%		5.86%		12.94%		35.75	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$604,330		$472,436		$422,069		$400,678		$371,102
Net expenses	1.21	%(d)	1.23	%(e)	1.25	%(f)	1.29	%(g)	1.30	%(h)
Gross expenses	1.21%		1.23	%(e)	1.25%		1.29	%(g)	1.32%
Net investment income (loss)	0.16%		0.42%		0.21%		0.07%		(0.12)%
Portfolio turnover rate	17%		17%		20%		93	%(i)	50%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.
(g)	Includes fee/expense recovery of 0.02%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$21.54		$19.86		$20.24		$26.92		$21.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)		(0.07)		(0.11)		(0.19)		(0.22)
Net realized and unrealized gain (loss)	5.58		2.22		1.14		3.51		7.73

Total from Investment Operations	5.44		2.15		1.03		3.32		7.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.02)		—		—		—
Net realized capital gains	(1.25)		(0.45)		(1.41)		(10.00)		(2.58)

Total Distributions	(1.25)		(0.47)		(1.41)		(10.00)		(2.58)

Net asset value, end of the period	$25.73		$21.54		$19.86		$20.24		$26.92

Total return(c)	25.35%		11.02%		5.06%		12.12%		34.69	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$112,615		$72,768		$61,864		$53,925		$44,150
Net expenses	1.96	%(e)	1.98	%(f)	2.00	%(g)	2.04	%(h)	2.05	%(i)
Gross expenses	1.96%		1.98	%(f)	2.00%		2.04	%(h)	2.07%
Net investment loss	(0.59)%		(0.33)%		(0.54)%		(0.68)%		(0.86)%
Portfolio turnover rate	17%		17%		20%		93	%(j)	50%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(h)	Includes fee/expense recovery of 0.01%.
(i)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(j)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

Natixis U.S. Equity Opportunities Fund—Class N
Period Ended December 31, 2017*
Net asset value, beginning of the period	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12
Net realized and unrealized gain (loss)	6.20

Total from Investment Operations	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)
Net realized capital gains	(1.15)

Total Distributions	(1.31)

Net asset value, end of the period	$42.63

Total return(b)(c)	16.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)(f)	0.78%
Gross expenses(f)	13.41%
Net investment income(f)	0.44%
Portfolio turnover rate(g)	17%

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of the period	$34.77		$31.61		$31.18		$36.32		$28.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.21		0.15		0.12		0.05
Net realized and unrealized gain (loss)	9.07		3.59		1.76		4.74		10.17

Total from Investment Operations	9.23		3.80		1.91		4.86		10.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.19)		(0.07)		—		—
Net realized capital gains	(1.25)		(0.45)		(1.41)		(10.00)		(2.58)

Total Distributions	(1.39)		(0.64)		(1.48)		(10.00)		(2.58)

Net asset value, end of the period	$42.61		$34.77		$31.61		$31.18		$36.32

Total return	26.60%		12.13%		6.11%		13.25%		36.06	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$285,008		$143,231		$70,643		$37,636		$24,661
Net expenses	0.95	%(c)	0.98	%(d)	1.00	%(f)	1.05	%(e)	1.05	%(g)
Gross expenses	0.95%		0.98	%(d)	1.00%		1.05	%(e)	1.07%
Net investment income	0.40%		0.63%		0.46%		0.32%		0.13%
Portfolio turnover rate	17%		17%		20%		93	%(h)	50%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  88

Notes to Financial Statements

December 31, 2017

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

Each Fund is a diversified investment company, except for the Strategic Alpha Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N (effective May 1, 2017 for U.S. Equity Opportunities Fund and Strategic Alpha Fund) and Class Y shares. Class T shares of the Funds are not currently available for purchase. As of the close of business on January 11, 2016, Class B shares of U.S. Equity Opportunities Fund were converted into Class A shares and are no longer offered.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Multi-Asset Income Fund and Strategic Alpha Fund and 5.75% for U.S. Equity Opportunities Fund. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect

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Notes to Financial Statements (continued)

December 31, 2017

to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or

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Notes to Financial Statements (continued)

December 31, 2017

where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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Notes to Financial Statements (continued)

December 31, 2017

As of December 31, 2017, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Multi-Asset Income Fund	$21,619,555	15.0%	$656,500	0.5%	$—	—%
Strategic Alpha Fund	$—	—%	$2,968,544	0.3%	$21,807,907	1.9%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

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Notes to Financial Statements (continued)

December 31, 2017

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2017, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Multi-Asset Income Fund	$39,247
Strategic Alpha Fund	$17,803,420

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains

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Notes to Financial Statements (continued)

December 31, 2017

or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

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Notes to Financial Statements (continued)

December 31, 2017

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized

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Notes to Financial Statements (continued)

December 31, 2017

gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

There were no swaptions held by the Funds as of December 31, 2017

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that

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Notes to Financial Statements (continued)

December 31, 2017

obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, swaptions, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options and bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash received as collateral for forward foreign currency contracts, options and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

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Notes to Financial Statements (continued)

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j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, swap adjustments, passive foreign investment company adjustments, wash sales, corporate actions, foreign currency gains and losses, convertible bond adjustments, contingent payment debt instruments, distributions in excess of income and/or capital gain, distribution redesignations and premium amortization. Permanent book and tax basis differences relating to shareholder

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distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, return of capital distributions received, convertible bond adjustments, passive foreign investment company adjustments, forward foreign currency contract mark-to-market, straddle loss deferrals and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2017 and 2016, respectively, were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$6,743,242	$2,818,786	$9,562,028	$3,154,985	$4,548,260	$7,703,245
Strategic Alpha Fund	34,540,664	—	34,540,664	28,006,426	—	28,006,426
U.S. Equity Opportunities Fund	5,656,689	29,396,069	35,052,758	2,594,980	9,731,549	12,326,529
Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$1,801,267	$—	$1,695,171
Undistributed long-term capital gains	703,706	—	20,172,987

Total undistributed earnings	2,504,973	—	21,868,158

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December 31, 2017

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Capital loss carryforward:
Short-term:
No expiration date	$—	$(38,802,029)	$—
Long-term:
No expiration date	—	(13,571,266)	—

Total capital loss carryforward	—	(52,373,295)	—

Late-year ordinary and post-October capital loss deferrals*	—	(7,073,237)	—

Unrealized appreciation (depreciation)	7,114,326	(9,594,815)	276,927,757

Total accumulated earnings (losses)	$9,619,299	$(69,041,347)	$298,795,915

Capital loss carryforward utilized in the current year	$—	$2,877,339	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. As of December 31, 2017, Strategic Alpha Fund is deferring foreign currency losses.

As of December 31, 2017, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Unrealized appreciation (depreciation)
Investments	$7,260,520	$(2,496,327)	$276,927,757
Foreign currency translations	(146,194)	(7,098,488)	—

Total unrealized appreciation (depreciation)	$7,114,326	$(9,594,815)	$276,927,757

As of December 31, 2017, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Multi-Asset Income Fund	Strategic Alpha Fund	U.S. Equity Opportunities Fund
Federal tax cost	$137,652,890	$1,138,607,198	$722,535,621

Gross tax appreciation	$8,603,804	$33,791,742	$294,705,985
Gross tax depreciation	(1,483,595)	(43,586,395)	(17,778,228)

Net tax appreciation	$7,120,209	$(9,794,653)	$276,927,757

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December 31, 2017

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the

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December 31, 2017

security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2017.

o.  Stripped Securities.  Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

p.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other

|  102

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December 31, 2017

extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2017, the Funds did not loan securities under this agreement.

q.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in

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December 31, 2017

good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017, at value:

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,837,599	$1,119,406	$—	$3,957,005
Air Freight & Logistics	291,213	287,939	—	579,152
Airlines	1,960,392	1,078,233	—	3,038,625
Automobiles	310,089	4,616,570	—	4,926,659
Banks	8,502,259	985,848	—	9,488,107
Beverages	1,317,274	372,562	—	1,689,836
Capital Markets	1,752,098	234,928	—	1,987,026
Chemicals	1,370,289	1,094,355	—	2,464,644
Construction & Engineering	—	1,088,213	—	1,088,213
Distributors	—	310,409	—	310,409
Diversified Consumer Services	289,154	66,849	—	356,003
Electric Utilities	2,691,107	270,306	—	2,961,413
Electrical Equipment	—	236,807	—	236,807
Electronic Equipment, Instruments & Components	—	139,648	—	139,648
Food Products	2,109,870	290,774	—	2,400,644
Hotels, Restaurants & Leisure	2,035,385	2,465,588	—	4,500,973
Household Durables	—	824,564	—	824,564
Independent Power & Renewable Electricity Producers	290,623	204,761	—	495,384
Industrial Conglomerates	716,805	1,988,214	—	2,705,019
Insurance	1,071,535	170,111	—	1,241,646
Oil, Gas & Consumable Fuels	3,652,625	1,779,419	—	5,432,044
Personal Products	325,225	280,326	—	605,551

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December 31, 2017

Multi-Asset Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$4,852,236	$288,623	$—	$5,140,859
Specialty Retail	2,762,106	32,958	—	2,795,064
Technology Hardware, Storage & Peripherals	2,379,667	279,436	—	2,659,103
Tobacco	1,368,387	579,282	—	1,947,669
Trading Companies & Distributors	—	533,426	—	533,426
All Other Common Stocks(a)	29,476,122	—	—	29,476,122

Total Common Stocks	72,362,060	21,619,555	—	93,981,615

Bonds and Notes(a)	—	33,787,791	—	33,787,791
Exchange-Traded Funds	4,098,055	—	—	4,098,055
Preferred Stocks(a)	—	535,318	—	535,318
Senior Loans(a)	—	8,141,928	—	8,141,928
Short-Term Investments	—	4,228,481	—	4,228,481

Total	$76,460,115	$68,313,073	$—	$144,773,188

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Common stocks valued at $301,464 were transferred from Level 2 to Level 1 during the period ended December 31, 2017. At December 31, 2016, these securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the securities. At December 31, 2017, these securities were valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2017

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$145,175,679	$1,615,466	(b)	$146,791,145
ABS Other	—	42,247,973	8,692,445	(c)(d)	50,940,418
ABS Student Loan	—	4,574,456	4,900,039	(e)	9,474,495
Independent Energy	—	20,299,176	—	(d)	20,299,176
Non-Agency Commercial Mortgage-Backed Securities	—	40,575,297	542,412	(e)	41,117,709
All Other Non-Convertible Bonds(a)	—	547,314,794	—		547,314,794

Total Non-Convertible Bonds	—	800,187,375	15,750,362		815,937,737

Convertible Bonds(a)	—	35,128,279	—		35,128,279

Total Bonds and Notes	—	835,315,654	15,750,362		851,066,016

Senior Loans(a)	—	120,972,667	—		120,972,667
Loan Participations(a)	—	—	7,937,785	(e)	7,937,785
Preferred Stocks(a)	—	8,635,284	—		8,635,284
Common Stocks(a)	64,858,931	—	—		64,858,931
Exchange-Traded Funds	8,349,479	—	—		8,349,479
Other Investments(a)	—	—	14,411,624	(f)	14,411,624
Short-Term Investments	—	49,264,522	—		49,264,522
Purchased Options
Options on Securities	1,263,752	—	—		1,263,752
Over-the-Counter Options on Currency	—	299,637	—		299,637

Total Investments	74,472,162	1,014,487,764	38,099,771		1,127,059,697

Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	1,663,619	—		1,663,619
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,757,810	—		1,757,810
Futures Contracts (unrealized appreciation)	255,857	—	—		255,857

Total	$74,728,019	$1,017,909,193	$38,099,771		$1,130,736,983

|  106

Notes to Financial Statements (continued)

December 31, 2017

Strategic Alpha Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options	$(241,516)	$—	$—	$(241,516)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(840,561)	—	(840,561)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(985,924)	—	(985,924)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(4,104,643)	—	(4,104,643)
Futures Contracts (unrealized depreciation)	(657,400)	—	—	(657,400)

Total	$(898,916)	$(5,931,128)	$—	$(6,830,044)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices ($1,614,995) or fair valued by the Fund’s adviser ($471).
(c)	Valued using broker-dealer bid prices ($1,296,633) or fair valued by the Fund’s adviser using broker dealer bid prices for which inputs are unobservable to the Fund ($7,159,200) or fair valued by the Fund’s adviser ($236,612).
(d)	Includes a security fair valued at zero using level 3 inputs.
(e)	Valued using broker-dealer bid prices.
(f)	Fair valued by the Fund’s adviser using broker dealer bid prices for which inputs are unobservable to the Fund ($8,912,709) or fair valued by the Fund’s adviser ($5,498,915).

A preferred stock valued at $2,616,058 was transferred from Level 1 to Level 2 during the period ended December 31, 2017. At December 31, 2016, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At December 31, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2016 and/or December 31, 2017:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2016		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$3,187,399		$—	$92,931	$(13,792)	$1,614,995
ABS Other	11,836,146		10	3,794	4,577	7,738,459
ABS Student Loan	—		—	135	3,247	5,004,657
Banking	2,704,314		—	—	—	—
Government Owned - No Guarantee	2,180,900		—	—	—	—
Independent Energy	—	(a)	360,978	—	(360,978)	—
Non-Agency Commercial Mortgage-Backed Securities	3,349,021		—	(10,484)	103,866	2,067,057
Senior Loans
Wirelines	1,165,800		(5)	—	(11,595)	(1,154,200)
Loan Participations	2,256,710		—	(4,589)	42,190	—
Other Investments
Aircraft ABS	8,840,043		—	—	(282,919)	5,854,500

Total	$35,520,333		$360,983	$81,787	$(515,404)	$21,125,468

|  108

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December 31, 2017

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(792,971)	$—	$(2,473,096)	$1,615,466		$9
ABS Other	(557,511)	—	(4,077,734)	14,947,741		8,702
ABS Student Loan	(108,000)	—	—	4,900,039		3,247
Banking	—	—	(2,704,314)	—		—
Government Owned - No Guarantee	—	—	(2,180,900)	—		—
Independent Energy	—	—	—	—	(a)	(360,978)
Non-Agency Commercial Mortgage-Backed Securities	(4,967,048)	—	—	542,412		10,839
Senior Loans
Wirelines	—	—	—	—		—
Loan Participations	(611,822)	—	—	1,682,489		25,365
Other Investments
Aircraft ABS	—	—	—	14,411,624		(282,919)

Total	$(7,037,352)	$—	$(11,436,044)	$38,099,771		$(595,735)

(a)	Fair valued at zero.

Debt securities valued at $2,473,096 were transferred from Level 3 to Level 2 during the period ended December 31, 2017. At December 31, 2016, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At December 31, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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Notes to Financial Statements (continued)

December 31, 2017

Debt securities valued at $8,962,948 were transferred from Level 3 to Level 2 during the period ended December 31, 2017. At December 31, 2016, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities. At December 31, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$975,623,342	$—	$—	$975,623,342
Short-Term Investments	—	23,840,036	—	23,840,036

Total	$975,623,342	$23,840,036	$—	$999,463,378

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Multi-Asset Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2017, the Fund engaged in forward foreign currency for hedging purposes.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year

|  110

Notes to Financial Statements (continued)

December 31, 2017

ended December 31, 2017, the Fund used futures, forward foreign currency, option contracts, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swap agreements and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2017, the Fund engaged in futures contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2017, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2017, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2017, the Fund engaged in futures and option contracts for hedging purposes.

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2017, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(74,337)

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Notes to Financial Statements (continued)

December 31, 2017

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$299,637	$1,757,810	$—	$—	$2,057,447
Credit contracts	—	—	—	629,175	629,175

Total over-the-counter asset derivatives	$299,637	$1,757,810	$—	$629,175	$2,686,622

Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$—	$255,857	$1,666,210	$1,922,067
Equity contracts	1,263,752	—	—	—	1,263,752

Total exchange-traded/cleared asset derivatives	$1,263,752	$—	$255,857	$1,666,210	$3,185,819

Total asset derivatives	$1,563,389	$1,757,810	$255,857	$2,295,385	$5,872,441

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(4,104,643)	$—	$—	$(4,104,643)
Credit contracts	—	—	—	(387,565)	(387,565)

Total over-the-counter liability derivatives	$—	$(4,104,643)	$—	$(387,565)	$(4,492,208)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(514,553)	$(990,675)	$(1,505,228)
Equity contracts	(241,516)	—	(142,847)	—	(384,363)

Total exchange-traded/cleared liability derivatives	$(241,516)	$—	$(657,400)	$(990,675)	$(1,889,591)

Total liability derivatives	$(241,516)	$(4,104,643)	$(657,400)	$(1,378,240)	$(6,381,799)

[1]	Represents purchased options, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2017, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(1,635,594)	$—	$146,764	$—
Foreign exchange contracts	(2,754,610)	—	—	—	(8,712,048)
Credit contracts	—	—	—	(5,894,509)	—
Equity contracts	1,020,919	(4,609,358)	(2,054,629)	—	—

Total	$(1,733,691)	$(6,244,952)	$(2,054,629)	$(5,747,745)	$(8,712,048)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(587,502)	$—	$914,133	$—
Foreign exchange contracts	107,365	—	—	—	(5,587,068)
Credit contracts	—	—	—	1,008,991	—
Equity contracts	(47,985)	26,001	139,415	—	—

Total	$59,380	$(561,501)	$139,415	$1,923,124	$(5,587,068)

[4]	Represents realized gain/loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Multi-Asset Income Fund based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2017:

Multi-Asset Income Fund	Forwards
Average Notional Amount Outstanding	0.31%
Highest Notional Amount Outstanding	4.06%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2017	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

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The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2017:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	39.87%	64.26%	7.60%	24.80%
Highest Notional Amount Outstanding	51.71%	118.42%	11.06%	61.08%
Lowest Notional Amount Outstanding	33.59%	20.78%	5.28%	3.94%
Notional Amount Outstanding as of December 31, 2017	33.74%	20.78%	5.28%	41.49%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2017:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	1.74%	7.78%	1.75%	1.09%
Highest Market Value of Underlying Instruments	3.44%	14.96%	3.92%	4.76%
Lowest Market Value of Underlying Instruments	0.00%	0.63%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2017	2.00%	5.84%	2.40%	1.58%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

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Over-the-counter derivatives, including forward foreign currency contracts, options and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2017, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$1,023,260	$(483,721)	$539,539	$(539,539)	$—
Citibank N.A.	38,048	(1,119)	36,929	—	36,929
Deutsche Bank AG	59,536	(59,536)	—	—	—
Goldman Sachs & Co.	142,232	(95,730)	46,502	(46,502)	—
HSBC Bank USA	14,205	(10,431)	3,774	—	3,774
JPMorgan Chase Bank N.A.	93,688	(93,688)	—	—	—
Morgan Stanley Capital Services, Inc.	1,263,661	(1,263,661)	—	—	—
UBS AG	51,992	(51,992)	—	—	—

	$2,686,622	$(2,059,878)	$626,744	$(586,041)	$40,703

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Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(483,721)	$483,721	$—	$—	$—
Barclays Capital, Inc.	(128,118)	—	(128,118)	—	(128,118)
BNP Paribas S.A.	(14,546)	—	(14,546)	—	(14,546)
Citibank N.A.	(1,119)	1,119	—	—	—
Credit Suisse International	(33,004)	—	(33,004)	—	(33,004)
Deutsche Bank AG	(887,769)	59,536	(828,233)	790,000	(38,233)
Goldman Sachs & Co.	(95,730)	95,730	—	—	—
HSBC Bank USA	(10,431)	10,431	—	—	—
JPMorgan Chase Bank N.A.	(143,806)	93,688	(50,118)	50,118	—
Morgan Stanley Capital Services, Inc.	(2,550,686)	1,263,661	(1,287,025)	1,287,025	—
UBS AG	(143,278)	51,992	(91,286)	—	(91,286)

	$(4,492,208)	$2,059,878	$(2,432,330)	$2,127,143	$(305,187)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the

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event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$24,217,189	$19,444,127

These amounts include cash received as collateral of $1,260,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2017, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Asset Income Fund	$19,282,802	$18,913,669	$276,129,052	$266,855,168
Strategic Alpha Fund	1,133,506,029	1,133,821,315	898,599,486	866,776,446
U.S. Equity Opportunities Fund	—	—	255,410,913	139,149,712

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund, except Strategic Alpha Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%
U.S. Equity Opportunities Fund	0.75%	0.75%

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Prior to July 1, 2017, the U.S. Equity Opportunities Fund paid a management fee at the annual rate of 0.80% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Multi-Asset Income Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis Sayles

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, Loomis Sayles and Harris are subsidiaries of Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Loomis Sayles is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60% of the first $1.25 billion and 0.55% in excess of $1.25 billion of the Fund’s average daily net assets, calculated daily and payable monthly.

Prior to July 1, 2017, Strategic Alpha Fund paid a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as

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litigation and indemnification expenses. These undertakings are in effect until April 30, 2018 for Multi Asset Income Fund and April 30, 2019 for Strategic Alpha Fund and U.S. Equity Opportunities Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	0.95%	1.70%	0.65%	0.70%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%

Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Strategic Alpha Fund and U.S. Equity Opportunities Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Strategic Alpha Fund	1.30%	2.05%	1.00%	1.05%
U.S. Equity Opportunities Fund	1.25%	2.00%	0.95%	1.00%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended December 31, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Multi-Asset Income Fund	$732,509	$237,312	$495,197	0.55%	0.37%
Strategic Alpha Fund	7,897,678	88,753	7,808,925	0.65%	0.64%
U.S. Equity Opportunities Fund	6,770,989	—	6,770,989	0.77%	0.77%

[1]	Management fee waiver is subject to possible recovery until December 31, 2018, though actual recovery is unlikely.

No expenses were recovered during the year ended December 31, 2017 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

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For the year ended December 31, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Multi-Asset Income Fund	$155,810	$102,416	$307,247
Strategic Alpha Fund	167,083	96,805	290,413
U.S. Equity Opportunities Fund	1,385,153	235,142	705,427

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Multi-Asset Income Fund	$59,310
Strategic Alpha Fund	541,351
U.S. Equity Opportunities Fund	390,154

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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For the year ended December 31, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Multi-Asset Income Fund	$73,429
Strategic Alpha Fund	717,834
U.S. Equity Opportunities Fund	379,682

As of December 31, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Multi-Asset Income Fund	$922
Strategic Alpha Fund	8,361
U.S. Equity Opportunities Fund	5,054

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2017 were as follows:

Fund	Commissions
Multi-Asset Income Fund	$10,745
Strategic Alpha Fund	5,513
U.S. Equity Opportunities Fund	76,942

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee

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receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2018, the Chairperson of the Board will receive a retainer fee at the annual rate of $340,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $170,000, the chairperson of the Contract Review Committee and Audit Committee each will receive an additional retainer fee at the annual rate of $20,000 and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $12,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2018 and is not subject to recovery under the expense limitation agreement described above.

Reimbursement of Transfer Agent Fees and Expenses
Fund	Class N
Multi-Asset Income Fund	$161
Strategic Alpha Fund	193
U.S. Equity Opportunities Fund	92

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h.  Affiliated Ownership.  As of December 31, 2017, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.17% of the Fund’s net assets. Natixis US and affiliates held shares of U.S. Equity Opportunities Fund representing less than 0.01% of the Fund’s net assets.

i.  Payment by Affiliates.  For the year ended December 31, 2017, Loomis Sayles reimbursed Multi-Asset Income Fund $677 and Strategic Alpha Fund $12,690 for losses incurred in connection with trading errors.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2017, Multi-Asset Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	$42,381	$27,965	$161	$19,927

For the period from May 1, 2017, commencement of Class N operations, through December 31, 2017, Strategic Alpha Fund and U.S. Equity Opportunities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Strategic Alpha Fund	$27,072	$14,938	$193	$449,118
U.S. Equity Opportunities	317,930	55,364	92	139,884

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended December 31, 2017, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2017, amounts rebated under these agreements were as follows:

Fund	Rebates
Multi-Asset Income Fund	$2,908
U.S. Equity Opportunities Fund	10,828

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2017, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Non-Affiliated Account Holders	Percentage of Ownership
Strategic Alpha Fund	3	44.75%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do

125  |

Notes to Financial Statements (continued)

December 31, 2017

not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,702,656	$23,493,500	964,767	$12,838,875
Issued in connection with the reinvestment of distributions	233,713	3,230,966	229,840	3,055,639
Redeemed	(2,320,403)	(32,491,498)	(1,787,134)	(23,410,657)

Net change	(384,034)	$(5,767,032)	(592,527)	$(7,516,143)

Class C
Issued from the sale of shares	319,241	$4,385,407	507,201	$6,771,235
Issued in connection with the reinvestment of distributions	128,351	1,767,902	125,023	1,656,083
Redeemed	(1,298,794)	(17,826,010)	(849,899)	(11,247,092)

Net change	(851,202)	$(11,672,701)	(217,675)	$(2,819,774)

Class N
Issued from the sale of shares	2,278	$30,680	—	$—
Issued in connection with the reinvestment of distributions	176	2,422	6	75

Net change	2,454	$33,102	6	$75

Class Y
Issued from the sale of shares	2,592,244	$36,192,848	1,218,325	$16,358,206
Issued in connection with the reinvestment of distributions	182,515	2,511,877	88,064	1,165,946
Redeemed	(464,288)	(6,389,575)	(661,295)	(8,670,628)

Net change	2,310,471	$32,315,150	645,094	$8,853,524

Increase (decrease) from capital share transactions	1,077,689	$14,908,519	(165,102)	$(1,482,318)

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Notes to Financial Statements (continued)

December 31, 2017

12.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,948,117	$19,283,141	2,073,679	$19,966,508
Issued in connection with the reinvestment of distributions	105,767	1,044,208	102,020	979,713
Redeemed	(6,100,848)	(60,665,342)	(7,583,445)	(71,672,383)

Net change	(4,046,964)	$(40,337,993)	(5,407,746)	$(50,726,162)

Class C
Issued from the sale of shares	316,552	$3,122,878	285,547	$2,782,194
Issued in connection with the reinvestment of distributions	48,399	475,946	45,145	430,682
Redeemed	(1,595,852)	(15,731,090)	(2,312,367)	(22,078,378)

Net change	(1,230,901)	$(12,132,266)	(1,981,675)	$(18,865,502)

Class N(a)
Issued from the sale of shares	5,928,692	$58,808,207	—	$—
Issued in connection with the reinvestment of distributions	75,346	744,780	—	—
Redeemed	(13,065)	(130,000)	—	—

Net change	5,990,973	$59,422,987	—	$—

Class Y
Issued from the sale of shares	34,490,858	$341,479,931	28,064,358	$270,266,593
Issued in connection with the reinvestment of distributions	2,221,504	21,892,730	1,876,898	18,017,506
Redeemed	(42,506,371)	(420,835,953)	(45,303,829)	(432,597,106)

Net change	(5,794,009)	$(57,463,292)	(15,362,573)	$(144,313,007)

Increase (decrease) from capital share transactions	(5,080,901)	$(50,510,564)	(22,751,994)	$(213,904,671)

(a)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

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Notes to Financial Statements (continued)

December 31, 2017

12.  Capital Shares (continued).

	Year Ended December 31, 2017		Year Ended December 31, 2016
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,144,209	$104,303,464	2,226,069	$61,833,280
Issued in connection with the reinvestment of distributions	540,145	19,749,734	292,665	8,405,917
Redeemed	(2,915,369)	(99,731,079)	(2,200,041)	(61,873,204)

Net change	768,985	$24,322,119	318,693	$8,365,993

Class B(a)
Issued from the sale of shares	—	$—	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	(8,466)	(156,331)

Net change	—	$—	(8,466)	$(156,331)

Class C
Issued from the sale of shares	1,565,056	$37,342,545	737,164	$15,374,320
Issued in connection with the reinvestment of distributions	175,190	4,480,476	61,245	1,243,880
Redeemed	(741,641)	(17,783,250)	(534,495)	(10,851,615)

Net change	998,605	$24,039,771	263,914	$5,766,585

Class N(b)
Issued from the sale of shares	26	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	35	—	—

Net change	27	$1,036	—	$—

Class Y
Issued from the sale of shares	4,351,889	$168,730,051	2,820,038	$95,090,135
Issued in connection with the reinvestment of distributions	179,584	7,609,993	48,742	1,650,830
Redeemed	(1,961,859)	(78,357,163)	(983,768)	(31,028,910)

Net change	2,569,614	$97,982,881	1,885,012	$65,712,055

Increase (decrease) from capital share transactions	4,337,231	$146,345,807	2,459,153	$79,688,302

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on May 1, 2017 through December 31, 2017.

|  128

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Multi-Asset Income Fund, Natixis U.S. Equity Opportunities Fund, and Loomis Sayles Strategic Alpha Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Multi-Asset Income Fund and Natixis U.S. Equity Opportunities Fund (two of the funds constituting the Natixis Funds Trust I), and Loomis Sayles Strategic Alpha Fund (one of the funds constituting the Natixis Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the periods ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

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Report of Independent Registered Public Accounting Firm

statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

|  130

2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Income Fund	15.58%
Strategic Alpha Fund	7.41%
U.S. Equity Opportunities Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2017.

Fund	Amount
Multi-Asset Income Fund	$2,833,637
U.S. Equity Opportunities Fund	29,396,069

Qualified Dividend Income.  For the fiscal year ended December 31, 2017, a percentage of the ordinary income dividends paid by the Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund paid a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV. This percentage is noted below:

Fund	Qualifying Percentage
Multi-Asset Income Fund	25.53%
Strategic Alpha Fund	2.65%
U.S. Equity Opportunities Fund	100.00%

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Additional Information

Special Meeting of Shareholders. (Unaudited)

A special meeting of shareholders of the Trusts was held on December 4, 2017 to consider a proposal to elect thirteen Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Natixis	Funds Trust I

Nominee	Voted “For”*	Withheld*
Kevin P. Charleston	370,772,225.201	2,295,844.378
Kenneth A. Drucker	370,283,839.168	2,784,230.411
Edmond J. English	370,659,753.916	2,408,315.663
David L. Giunta	370,784,195.912	2,283,873.667
Richard A. Goglia	370,460,463.208	2,607,606.371
Wendell J. Knox	370,534,122.392	2,533,947.187
Martin T. Meehan	370,538,829.643	2,529,239.936
Maureen B. Mitchell	370,919,944.816	2,148,124.763
Sandra O. Moose**	370,426,616.935	2,641,452.644
James P. Palermo	370,643,215.858	2,424,853.721
Erik R. Sirri	370,711,200.752	2,356,868.827
Peter J. Smail	370,588,393.592	2,479,675.987
Cynthia L. Walker	370,711,120.477	2,356,949.102

*	Trust-wide voting results.
**	Ms. Moose retired as a Trustee effective January 1, 2018.

Natixis	Funds Trust II

Nominee	Voted “For”*	Withheld*
Kevin P. Charleston	869,803,137.844	5,278,477.797
Kenneth A. Drucker	869,573,100.272	5,508,515.369
Edmond J. English	869,760,094.572	5,321,521.069
David L. Giunta	869,722,105.493	5,359,510.148
Richard A. Goglia	869,845,876.582	5,235,739.059
Wendell J. Knox	869,633,400.572	5,448,215.069
Martin T. Meehan	869,982,234.293	5,099,381.348
Maureen B. Mitchell	869,672,122.531	5,409,493.110
Sandra O. Moose**	868,954,166.321	6,127,449.320
James P. Palermo	870,130,688.893	4,950,926.748
Erik R. Sirri	869,769,012.873	5,312,602.768
Peter J. Smail	869,714,774.773	5,366,840.868
Cynthia L. Walker	869,589,551.601	5,492,064.040

*	Trust-wide voting results.
**	Ms. Moose retired as a Trustee effective January 1, 2018.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statements of Additional Information includes additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	54 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	54 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	54 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

135  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  136

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 [President and Chief Executive since 2008;	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	54 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

137  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the [Trust/Trusts]	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE [TRUST/TRUSTS]

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  138

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/16-12/31/16	1/1/17-12/31/17	1/1/16-12/31/16	1/1/17-12/31/17	1/1/16-12/31/16	1/1/17-12/31/17	1/1/16-12/31/16	1/1/17-12/31/17
Natixis Funds Trust I	$165,763	$207,981	$319	$6,602	$87,587	$105,568	$—	$—

1.	Audit-related fees consist of:

2016 & 2017– performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2017 – Prospectus Consent

2.	Tax fees consist of:

2016 & 2017– review of the Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2016 and 2017 were $87,906 and $112,170 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis Advisors”), Natixis Asset Management U.S.,LLC (“NAM US”) and entities controlling, controlled by or under common control with NAM U.S. Loomis and Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/16-12/31/16	1/1/17-12/31/17	1/1/16-12/31/16	1/1/17-12/31/17	1/1/16-12/31/16	1/1/17-12/31/17
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to NAM U.S, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/16-12/31/16	1/1/17-12/31/17
Control Affiliates	$466,785	$210,798

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)(3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2018

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2018